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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-7736
Janus Aspen Series
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 12/31
Date of reporting period: 6/30/13

Item 1 - Reports to Shareholders

SEMIANNUAL REPORT

June 30, 2013

Janus Aspen Series

Janus Aspen Balanced Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Aspen Balanced Portfolio (unaudited)

Portfolio Snapshot
We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our benchmark and peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

Performance Summary

Janus Aspen Balanced Portfolio’s Institutional Shares and Service Shares returned 8.30% and 8.15%, respectively, for the six-month period ended June 30, 2013. That compares with 13.82% for the Portfolio’s primary benchmark, the S&P 500 Index, and -2.44% for the Portfolio’s secondary benchmark, the Barclays U.S. Aggregate Bond Index. The Balanced Index, an internally calculated benchmark composed of a 55% weighting in the S&P 500 Index and a 45% weighting in the Barclays U.S. Aggregate Bond Index, returned 6.28%.

Investment Environment

U.S. stocks rallied during the first quarter on signs of global economic improvement and relief that the effects of federal government spending cuts that began on March 1, 2013, appeared to have little immediate impact on economic growth.

However, stock markets reversed course in late May when comments by Federal Reserve (Fed) Chairman Ben Bernanke suggested that the Fed might soon begin to taper its monthly purchases of Treasury bonds and mortgage-backed securities (MBS). Treasury yields rose, credit spreads widened and some areas of the MBS market weakened as investors contemplated the potential effects of the Fed reducing stimulus. At first, investors worried how the economy and markets would fare if the support of monetary stimulus were removed. However, by the end of the period investors became more confident that the Fed would not remove all accommodation until the U.S. economy was on strong footing, and the S&P 500 Index posted a gain during the six-month period.

Performance Discussion

We began the period with a 57.41% weighting to equities and 42.41% to debt. After raising our allocation to equities during the early months of the period, we lowered it toward the end in conjunction with our more cautious view of the markets. This was partly based on the strong rally in the first quarter and signs that the U.S. economy may continue to show modest, but unexceptional, growth in coming months. We finished the period with a 55.63% equity weighting, with 43.44% allocated to debt.

The equity sleeve outperformed the S&P 500 Index during the period, benefiting from stock selection in industrials and consumer discretionary companies. Relative sector detractors were led by financials and consumer staples companies.

Individual equity contributors were led by multimedia company CBS, which performed well following its decision to spin off its billboard business into a real estate investment trust (REIT), and to use the proceeds to buy back stock and repurchase debt.

Commercial aircraft maker Boeing was the second-biggest contributor. Earlier issues with Boeing’s new 787 Dreamliner wide-body jet appear to be resolved and the plane has been put back in service. The strong order book for the Boeing 787 and the newest version of the Boeing 747 gave the market renewed confidence during the period that Boeing’s years-long production backlog will continue to grow, boosting the stock’s price.

Stock in diversified health care benefits company Aetna also performed well, as investors have become confident that the company will have an important role to play as U.S. health care reform is implemented. We believe Aetna’s strong low-cost network will provide it with significant competitive advantages.

The weakest performers were led by computer maker Apple. After announcing a significant capital return to shareholders in the form of increased dividends and share repurchases, Apple stock declined amid investor uncertainty over its upcoming product launches and the increasingly competitive smartphone environment for its iPhone.

UK-based international banking group Standard Chartered Bank also declined. The bank operates principally in Asia, Africa and the Middle East, and sold off in sympathy with general weakness in emerging markets during the period.

Janus Aspen Series | 1

Janus Aspen Balanced Portfolio (unaudited)

The third-weakest performer was drug maker Allergan, which declined after news of mixed results from a clinical trial for DARPin, an eye drug designed to treat age-related macular degeneration. While the news was a disappointment, we believe that Allergan has plenty of promising products in its pipeline, as well as a core cosmetics franchise (including Botox and Juvéderm) that has been growing.

Meanwhile, our fixed income sleeve outperformed the Barclays U.S. Aggregate Bond Index, largely on the strength of security selection in MBS and corporate credit. From an industry sector standpoint, top credit contributors included banking and noncaptive diversified financial companies. Sector detractors were led by cyclical consumer services and property and casualty insurers.

On an individual credit basis, software and analytics provider Verisk Analytics contributed to outperformance during the period. The company reported solid earnings during the period and has continued to execute on its plan to pay down debt.

Our security selection in Bank of America and General Electric Capital also contributed to relative performance, particularly our allocation to hybrids/preferred stock, which performed well on a relative basis compared with other types of corporate debt as interest rates rose toward the end of the period.

Credit detractors were led by Royal Dutch Shell, which in our view is a solid investment-grade credit that was affected by rising interest rates during the period. Home security services provider ADT Corp. and diversified holding company Loews Corp. also detracted, partly because we held longer-duration securities, which tend to perform relatively worse when interest rates rise, as they did during the six-month period.

Positive security selection in MBS, in particular our preference for prepayment-protected, higher-coupon MBS, contributed to outperformance during the period. We have sought to avoid the type of MBS that the Fed has been buying through its $40-billion-per-month MBS purchase program, which helped the fixed income sleeve avoid much of the market volatility sparked by the question of when the Fed might reduce its MBS buying. During the period we added to our position in higher-coupon MBS, which we view as an attractive risk-adjusted spread alternative to corporate credit.

The fixed income sleeve’s U.S. Treasury securities holdings detracted from relative performance. We held an underweight allocation to Treasury securities compared with the benchmark, but our Treasury duration (i.e., our sensitivity to rising interest rates) was longer for much of the period. We reduced Treasury duration compared with the benchmark beginning in mid-May.

Top Equity Contributors & Detractors

Contributors

CBS:  We believe the multimedia company will continue to benefit from its ownership of the top-rated network. We like the company’s role as a producer of content, which we think will be highly valued going forward. We also appreciate the additional revenue the company is generating by retransmitting its network to cable and satellite providers.

Boeing:  Boeing makes commercial jet aircraft and provides related support services to the commercial airline industry. We believe the company will benefit from continued growth in air travel, which is outpacing global economic growth due to travel in emerging markets, and a world fleet of planes that remains relatively old. Additionally, Boeing’s delivery cycle is peaking and it has a backlog of roughly seven years of production. We also consider the company’s defense business to be reasonably stable relative to competitors, and believe that it will generate modest growth.

Aetna:  A diversified health care benefits company, Aetna offers a range of traditional and consumer-directed health insurance products and related services. Beyond the synergies and cost efficiencies that we expect from the acquisition of Coventry Health Care, the deal will give Aetna a bigger footprint in the managed care segment, especially in Medicare Advantage plans.

Detractors

Apple:  Apple designs, manufactures, and markets personal computers and related personal computing and mobile communication devices. It has strong free cash flows and a significant level of cash on its balance sheet. It has continued to gain market share in personal computing and remains a dominant player in the smartphone market. We like the company for its growth potential and appreciate its commitment to returning capital to shareholders via dividends and stock repurchases.

Standard Chartered Bank:  This UK-based international banking group operates principally in Asia, Africa and the Middle East. The company offers its products and services in the personal, consumer, corporate, institutional and treasury areas. We like its strong global franchise, especially in Asian trade financing.

2 | JUNE 30, 2013

(unaudited)

Allergan:  The multispecialty health care company has dominant market positions in aesthetics and ophthalmology, and many of its products have a high cash-pay component, making them less subject to changes in government reimbursement policies. We also believe that its key drug Botox will provide growth through new indications, particularly for the prevention of chronic migraines.

Top Credit Contributors & Detractors

Contributors

Verisk Analytics:  Verisk Analytics provides software and analytics services, primarily to the insurance industry. High barriers to entry have resulted in a dominant market share position. The company’s recent performance and execution have been strong as it continued to drive organic revenue growth in new end markets. Verisk also has had stable earnings/free cash flow through many economic environments.

General Electric Capital:  General Electric Capital Corp. provides financing, mortgage and insurance services. GE Capital has undergone a significant balance sheet transformation since the 2007-2008 financial crisis, making significant strides in reducing leverage, increasing reserves, cutting reliance on short-term funding and improving capital. Its management team has been committed to reducing the size of the company, which should reduce debt outstanding and improve the quality of its balance sheet.

Bank of America:  Bank of America offers banking and financial products and services. Bank of America’s management team has been focused on reducing risk exposure to legacy mortgage issues, divesting noncore assets, increasing capital, maintaining excess liquidity and reducing long-term debt outstanding, all of which we view as potentially beneficial to the company.

Detractors

Royal Dutch Shell:  Royal Dutch Shell is an oil exploration, production and refining company. The company generates meaningful cash flow to service debt. In our opinion, this is a stable, relatively defensive credit with a valuable underlying asset base.

ADT Corp.: ADT Corp., which provides home security monitoring services, spun off from Tyco International in 2012. We find the business model attractive, as the company has long-term contracts that provide stability of earnings and free cash flow. Consumers have been adopting its new home automation package, ADT Pulse, which we believe should help boost earnings and lead to gradual deleveraging of the company’s capital structure over time.

Loews Corp.: Loews Corp. is a diversified holding company, with subsidiaries that are involved in businesses including commercial property-casualty insurance, offshore drilling, and hotels and resorts. We sold our Loews position during the period.

Please see “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Outlook

The U.S. economy continues to show modest growth, which we think is likely to continue. We believe the Fed may begin tapering its Treasury bond purchases over the next 12 months, depending on the strength of economic data, but that it will leave short-term interest rates unchanged for an extended period. We believe the Fed will not remove all accommodation in the face of a weak economy, so any move would indicate that the U.S. recovery is accelerating.

Globally, we’re keeping an eye on emerging markets, which have become a source of instability in recent months. China’s growth rate and liquidity issues also are uncertain, as is the potential success or failure of Japan’s attempt to reflate its economy. We continue to monitor those markets closely. Meanwhile, Europe’s economy has improved somewhat, with Southern Europe still suffering the most.

From an equity standpoint, we continue to favor the consumer discretionary sector based on strong consumer spending patterns. We also like the health care sector, where we have been seeing opportunities in managed care, biotechnology and large pharmaceutical companies. We are less optimistic about industrials, which have rallied strongly in anticipation of a much stronger global economy than we have seen so far. Technology is also a challenging sector, particularly for hardware companies facing significant pressures from the growth in virtualization software and software-as-a-service companies. Additionally, smartphone makers are encountering margin compression due to strengthening competition.

On the fixed income side, we believe it’s important to recognize that the impact of potentially rising rates would not be uniform across all fixed-income securities. In our view, the biggest effect is likely to be on securities with 10 or more years to maturity. We view that segment of the yield curve as containing the greatest potential for capital loss and the greatest volatility. We have reduced exposure

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Janus Aspen Balanced Portfolio (unaudited)

to longer-duration securities in an effort to buffer the effect of rising rates. Some corporate credit names tend to be more sensitive to interest rate changes than others, and we have reduced our exposure to those, as well. We also continue to look for opportunities in products that have served in the past as alternatives to government bonds and corporate credit, including bank loans and agency MBS.

Security selection in fixed income has become extremely important, in our view, as valuations have become stretched due to investors’ search for yield and the growing risk of higher rates. In this environment, we believe that preservation of capital must take priority over aggressive return seeking. This is not to say that great opportunities have disappeared from the fixed income market – they have not, and we are still finding some – but the universe of securities to select from today is much narrower than it has been over the last four years. Fortunately, a back-up in rates may have the positive effect of lowering fixed income valuations and opening up fresh opportunities for investing at more attractive levels in credits that we believe offer the potential for good risk-adjusted returns.

Thank you for your investment in Janus Aspen Balanced Portfolio.

4 | JUNE 30, 2013

(unaudited)

Janus Aspen Balanced Portfolio At A Glance

5 Top Performers – Equity Holdings

Contribution

CBS Corp. – Class B	1.08%
Boeing Co.	1.03%
Aetna, Inc.	0.84%
Mattel, Inc.	0.80%
Blackstone Group L.P.	0.72%

5 Bottom Performers – Equity Holdings

Contribution

Apple, Inc.	–1.02%
Standard Chartered PLC	–0.18%
Allergan, Inc.	–0.13%
CenturyLink, Inc.	–0.09%
Unilever PLC	–0.09%

5 Top Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Industrials	1.16%	8.73%	10.11%
Consumer Discretionary	0.96%	21.89%	11.69%
Energy	0.83%	7.29%	10.85%
Materials	0.39%	6.93%	3.45%
Health Care	0.19%	15.69%	12.50%

5 Bottom Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Other**	–0.70%	3.57%	0.00%
Financials	–0.57%	12.44%	16.08%
Consumer Staples	–0.41%	7.79%	10.80%
Telecommunication Services	–0.15%	1.50%	2.97%
Utilities	0.14%	0.00%	3.42%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

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Janus Aspen Balanced Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2013

CBS Corp. – Class B Television	2.2%
Mattel, Inc. Toys	2.0%
Boeing Co. Aerospace and Defense	1.9%
Philip Morris International, Inc. Tobacco	1.7%
E.I. du Pont de Nemours & Co. Chemicals – Diversified	1.7%

9.5%

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2013

As of December 31, 2012

6 | JUNE 30, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013						Expense Ratios – per the May 1, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Balanced Portfolio – Institutional Shares	8.30%	15.58%	8.02%	8.25%	10.06%	0.60%

Janus Aspen Balanced Portfolio – Service Shares	8.15%	15.29%	7.75%	7.98%	9.90%	0.85%

S&P 500® Index	13.82%	20.60%	7.01%	7.30%	8.58%

Barclays U.S. Aggregate Bond Index	–2.44%	–0.69%	5.19%	4.52%	5.75%

Balanced Index	6.28%	10.62%	6.57%	6.25%	7.59%

Morningstar Quartile – Institutional Shares	–	1st	1st	1st	1st

Morningstar Ranking – Institutional Shares based on total returns for Moderate Allocation Funds	–	129/951	20/800	22/601	7/291

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

The Portfolio’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries, and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Portfolio’s prospectuses or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

See important disclosures on the next page.

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Janus Aspen Balanced Portfolio (unaudited)

Portfolios that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

The Portfolio invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 13, 1993

8 | JUNE 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Institutional Shares	$1,000.00	$1,083.00	$3.00	$1,000.00	$1,021.92	$2.91	0.58%

Service Shares	$1,000.00	$1,081.50	$4.28	$1,000.00	$1,020.68	$4.16	0.83%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2013

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.4%
$663,000	AmeriCredit Automobile Receivables Trust 3.3800%, 4/9/18	$676,884
1,092,000	AmeriCredit Automobile Receivables Trust 2.6800%, 10/9/18	1,084,137
739,910	Beacon Container Finance LLC 3.7200%, 9/20/27 (144A)	737,758
662,000	Commercial Mortgage Pass Through Certificates 3.4244%, 3/10/31 (144A)	635,452
236,000	Commercial Mortgage Trust 5.6500%, 12/10/49	241,275
2,077,000	Commercial Mortgage Trust 5.8670%, 12/10/49‡	2,225,011
1,309,144	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20§	1,080,449
510,000	FREMF Mortgage Trust 2.8037%, 5/25/19 (144A),‡	512,698
262,000	GS Mortgage Securities Corp. II 2.9540%, 11/5/22 (144A)	243,731
1,041,000	GS Mortgage Securities Corp. II 3.5495%, 12/10/27 (144A),‡	890,100
367,000	GS Mortgage Securities Corp. II 3.7982%, 11/8/29 (144A),‡	357,512
804,000	GS Mortgage Securities Corp. II 2.7982%, 11/8/29 (144A),‡	802,374
422,000	GS Mortgage Securities Corp. Trust 3.7706%, 1/10/18 (144A),‡	414,770
987,000	GS Mortgage Securities Corp. Trust 3.5510%, 4/10/34 (144A),‡	971,803
292,000	JPMorgan Chase Commercial Mortgage Securities Trust 3.9340%, 4/15/30 (144A),‡	288,131
418,000	Santander Drive Auto Receivables Trust 2.5200%, 9/15/16	412,734
153,000	Santander Drive Auto Receivables Trust 3.6400%, 5/15/18	156,300
446,000	Santander Drive Auto Receivables Trust 3.3000%, 9/17/18	449,825
1,094,000	Wachovia Bank Commercial Mortgage Trust 5.3830%, 12/15/43	1,153,277
793,000	Wachovia Bank Commercial Mortgage Trust 5.5910%, 4/15/47‡	840,442

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $14,552,018)		14,174,663

Bank Loans – 0.3%
Casino Hotels – 0.1%
1,410,910	MGM Resorts International 3.5000%, 12/20/19‡	1,400,328
Metal – Iron – 0.1%
608,402	FMG Resources (August 2006) Pty, Ltd. 5.2500%, 10/18/17‡	604,314
Pharmaceuticals – 0.1%
696,057	Quintiles Transnational Corp. 4.5000%, 6/8/18‡	695,187

Total Bank Loans (cost $2,703,509)		2,699,829

Common Stock – 56.0%
Aerospace and Defense – 1.9%
189,098	Boeing Co.	19,371,199
Agricultural Chemicals – 0.5%
61,284	Syngenta A.G. (ADR)	4,771,572
Applications Software – 1.5%
70,337	Intuit, Inc.	4,292,667
311,380	Microsoft Corp.	10,751,952
		15,044,619
Athletic Footwear – 1.6%
249,043	NIKE, Inc. – Class B	15,859,058
Beverages – Wine and Spirits – 0.5%
165,373	Diageo PLC**	4,727,889
Cable/Satellite Television – 1.4%
120,896	Time Warner Cable, Inc.	13,598,382
Casino Hotels – 1.0%
188,096	Las Vegas Sands Corp.	9,955,921
Chemicals – Diversified – 3.3%
330,362	E.I. du Pont de Nemours & Co.	17,344,005
246,182	LyondellBasell Industries N.V. – Class A	16,312,019
		33,656,024
Commercial Banks – 1.7%
244,721	CIT Group, Inc.*	11,411,340
262,115	Standard Chartered PLC**	5,688,014
		17,099,354
Commercial Services – Finance – 1.5%
41,388	Automatic Data Processing, Inc.	2,849,978
20,768	MasterCard, Inc. – Class A	11,931,216
		14,781,194
Computers – 1.6%
40,447	Apple, Inc.	16,020,248
Diversified Banking Institutions – 0.8%
160,647	JPMorgan Chase & Co.	8,480,555
Diversified Operations – 0.3%
41,636	Dover Corp.	3,233,452
E-Commerce/Services – 0.7%
8,295	priceline.com, Inc.*	6,861,043
Electronic Components – Miscellaneous – 1.6%
70,782	Garmin, Ltd.	2,559,477
306,653	TE Connectivity, Ltd. (U.S. Shares)	13,964,978
		16,524,455
Electronic Connectors – 0.4%
53,904	Amphenol Corp. – Class A	4,201,278
Enterprise Software/Services – 0.5%
164,495	CA, Inc.	4,709,492
Finance – Credit Card – 0.4%
48,199	American Express Co.	3,603,357
Finance – Investment Bankers/Brokers – 0.1%
32,730	Greenhill & Co., Inc.	1,497,070

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2013

Schedule of Investments (unaudited)

As of June 30, 2013

Shares or Principal Amount		Value

Food – Confectionary – 0.9%
97,263	Hershey Co.	$8,683,641
Food – Miscellaneous/Diversified – 0.6%
141,291	Unilever PLC**	5,719,622
Instruments – Controls – 0.8%
104,884	Honeywell International, Inc.	8,321,497
Investment Management and Advisory Services – 1.3%
618,314	Blackstone Group L.P.	13,021,693
Life and Health Insurance – 0.6%
340,557	Prudential PLC**	5,567,280
Medical – Drugs – 5.6%
161,226	Abbott Laboratories	5,623,563
290,703	AbbVie, Inc.	12,017,662
88,255	Allergan, Inc.	7,434,601
122,706	Bristol-Myers Squibb Co.	5,483,731
93,630	Johnson & Johnson	8,039,072
76,120	Shire PLC (ADR)**	7,239,773
78,930	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	6,794,294
120,558	Zoetis, Inc.	3,724,037
		56,356,733
Medical – Generic Drugs – 0.7%
243,303	Mylan, Inc.*	7,549,692
Medical – HMO – 1.5%
239,108	Aetna, Inc.	15,192,922
Medical – Wholesale Drug Distributors – 0.7%
124,347	AmerisourceBergen Corp.	6,942,293
Metal – Diversified – 0.3%
61,981	Rio Tinto PLC (ADR)**	2,546,179
Metal Processors and Fabricators – 0.5%
21,255	Precision Castparts Corp.	4,803,843
Multimedia – 0.7%
100,171	Viacom, Inc. – Class B	6,816,637
Oil and Gas Drilling – 0.2%
60,199	Noble Corp.	2,262,278
Oil Companies – Integrated – 1.6%
136,179	Chevron Corp.	16,115,423
Oil Field Machinery and Equipment – 0.5%
76,000	National Oilwell Varco, Inc.	5,236,400
Oil Refining and Marketing – 0.2%
61,755	Valero Energy Corp.	2,147,221
Pharmacy Services – 1.3%
204,971	Express Scripts Holding Co.*	12,644,661
Pipelines – 1.4%
233,492	Enterprise Products Partners L.P.	14,511,528
Real Estate Management/Services – 0.6%
6,399,631	Colony American Homes Holdings III L.P. – Private Placement§	6,399,631
REIT – Health Care – 0.7%
98,845	Ventas, Inc.	6,865,774
Resorts and Theme Parks – 0.3%
82,856	Six Flags Entertainment Corp.	2,913,217
Retail – Auto Parts – 0.4%
10,454	AutoZone, Inc.*	4,429,255
Retail – Building Products – 0.5%
64,338	Home Depot, Inc.	4,984,265
Retail – Major Department Stores – 0.8%
135,391	Nordstrom, Inc.	8,115,337
Software Tools – 0.3%
40,160	VMware, Inc. – Class A*	2,690,318
Super-Regional Banks – 1.6%
441,886	U.S. Bancorp	15,974,179
Telephone – Integrated – 0.8%
173,522	CenturyLink, Inc.	6,134,003
41,747	Verizon Communications, Inc.	2,101,544
		8,235,547
Television – 2.2%
453,156	CBS Corp. – Class B	22,145,734
Tobacco – 2.5%
206,238	Altria Group, Inc.	7,216,268
201,904	Philip Morris International, Inc.**	17,488,924
		24,705,192
Toys – 2.0%
442,559	Mattel, Inc.	20,052,348
Transportation – Railroad – 1.8%
43,524	Canadian Pacific Railway, Ltd. (U.S. Shares)	5,282,943
86,133	Union Pacific Corp.	13,288,599
		18,571,542
Wireless Equipment – 0.8%
132,770	Motorola Solutions, Inc.	7,664,812

Total Common Stock (cost $392,423,485)		562,182,856

Corporate Bonds – 20.8%
Aerospace and Defense – Equipment – 0.2%
$1,035,000	Exelis, Inc. 4.2500%, 10/1/16	1,091,264
468,000	Exelis, Inc. 5.5500%, 10/1/21	475,434
773,000	TransDigm, Inc. 7.7500%, 12/15/18	813,582
		2,380,280
Airlines – 0.1%
886,000	Southwest Airlines Co. 5.1250%, 3/1/17	955,167
Automotive – Cars and Light Trucks – 0%
371,000	Jaguar Land Rover Automotive PLC 5.6250%, 2/1/23 (144A),**	359,870
Beverages – Wine and Spirits – 0%
181,000	Constellation Brands, Inc. 3.7500%, 5/1/21	169,461
Building – Residential and Commercial – 0.1%
129,000	D.R. Horton, Inc. 4.3750%, 9/15/22	122,550
667,000	M.D.C. Holdings, Inc. 5.3750%, 12/15/14	698,163

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 11

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2013

Shares or Principal Amount		Value

Building – Residential and Commercial – (continued)
$368,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	$384,560
206,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	191,580
		1,396,853
Building Products – Cement and Aggregate – 0.2%
1,196,000	Hanson, Ltd. 6.1250%, 8/15/16**	1,294,670
223,000	Vulcan Materials Co. 7.0000%, 6/15/18	241,955
		1,536,625
Casino Hotels – 0.2%
386,000	MGM Resorts International 6.6250%, 7/15/15	411,573
552,000	MGM Resorts International 7.5000%, 6/1/16	601,680
643,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	594,775
		1,608,028
Cellular Telecommunications – 0.1%
1,139,000	Sprint Nextel Corp. 7.0000%, 8/15/20	1,195,950
Chemicals – Diversified – 0.3%
2,462,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19	2,678,892
Chemicals – Specialty – 0.2%
701,000	Ashland, Inc. 3.8750%, 4/15/18 (144A)	693,990
713,000	Ashland, Inc. 4.7500%, 8/15/22 (144A)	705,870
999,000	Ashland, Inc. 6.8750%, 5/15/43 (144A)	1,018,980
		2,418,840
Commercial Banks – 1.2%
392,000	CIT Group, Inc. 4.7500%, 2/15/15 (144A)	398,370
2,351,000	CIT Group, Inc. 4.2500%, 8/15/17	2,362,755
389,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	420,120
1,945,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	2,008,212
1,143,000	HSBC Bank USA N.A. 4.8750%, 8/24/20	1,224,471
1,842,000	Intesa Sanpaolo SpA 3.8750%, 1/16/18	1,768,709
1,312,000	SVB Financial Group 5.3750%, 9/15/20	1,435,985
779,000	Zions Bancorp 4.5000%, 3/27/17	823,828
1,864,000	Zions Bancorp 5.8000%, 12/15/99‡	1,752,160
		12,194,610
Computer Aided Design – 0.1%
537,000	Autodesk, Inc. 1.9500%, 12/15/17	523,908
814,000	Autodesk, Inc. 3.6000%, 12/15/22	776,934
		1,300,842
Consulting Services – 0.7%
831,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	890,495
3,999,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	4,413,916
1,282,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	1,273,871
		6,578,282
Data Processing and Management – 0.1%
854,000	Fiserv, Inc. 3.1250%, 10/1/15	890,827
502,000	Fiserv, Inc. 3.1250%, 6/15/16	523,464
		1,414,291
Dialysis Centers – 0.1%
577,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A)	607,293
Diversified Banking Institutions – 1.9%
280,000	Bank of America Corp. 4.5000%, 4/1/15	293,699
1,043,000	Bank of America Corp. 1.5000%, 10/9/15	1,040,630
1,203,000	Bank of America Corp. 3.6250%, 3/17/16	1,256,662
1,374,000	Bank of America Corp. 3.7500%, 7/12/16	1,440,341
598,000	Bank of America Corp. 2.0000%, 1/11/18	579,231
1,031,000	Bank of America Corp. 8.0000%, 7/30/99‡	1,148,276
173,000	Bank of America Corp. 8.1250%, 11/15/99‡	194,625
2,769,000	Citigroup, Inc. 5.0000%, 9/15/14	2,877,620
839,000	Citigroup, Inc. 5.3500%, 11/15/99‡	786,563
487,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	527,803
3,807,000	Goldman Sachs Group, Inc. 2.3750%, 1/22/18	3,737,834
626,000	Morgan Stanley 4.0000%, 7/24/15	652,509
1,302,000	Morgan Stanley 3.4500%, 11/2/15	1,343,487
440,000	Morgan Stanley 4.7500%, 3/22/17	466,689
1,423,000	Morgan Stanley 2.1250%, 4/25/18	1,361,855
309,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15**	314,179
822,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23**	779,842
		18,801,845

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | JUNE 30, 2013

Schedule of Investments (unaudited)

As of June 30, 2013

Shares or Principal Amount		Value

Diversified Financial Services – 0.4%
$757,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	$732,616
118,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	122,720
1,000,000	General Electric Capital Corp. 6.2500%, 12/15/99‡	1,062,500
2,200,000	General Electric Capital Corp. 7.1250%, 12/15/99‡	2,486,000
		4,403,836
Diversified Minerals – 0.1%
923,000	FMG Resources (August 2006) Pty, Ltd. 7.0000%, 11/1/15 (144A)	932,230
Diversified Operations – 0.2%
519,000	GE Capital Trust I 6.3750%, 11/15/67‡	537,814
1,727,000	Ingersoll-Rand Global Holding Co., Ltd. 4.2500%, 6/15/23 (144A)	1,716,154
		2,253,968
Electric – Generation – 0%
125,000	AES Corp. 7.7500%, 10/15/15	137,813
Electric – Integrated – 0.6%
1,284,000	CMS Energy Corp. 4.2500%, 9/30/15	1,361,757
966,000	CMS Energy Corp. 5.0500%, 2/15/18	1,073,077
690,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	732,867
1,173,000	PPL Energy Supply LLC 4.6000%, 12/15/21	1,193,673
856,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	894,602
476,000	PPL WEM Holdings PLC 5.3750%, 5/1/21 (144A)	521,994
		5,777,970
Electronic Components – Semiconductors – 0.5%
1,293,000	National Semiconductor Corp. 6.6000%, 6/15/17	1,519,273
3,336,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	3,304,311
		4,823,584
Electronic Connectors – 0.3%
1,994,000	Amphenol Corp. 4.7500%, 11/15/14	2,089,580
689,000	Amphenol Corp. 4.0000%, 2/1/22	687,583
		2,777,163
Electronic Measuring Instruments – 0.1%
1,289,000	FLIR Systems, Inc. 3.7500%, 9/1/16	1,332,313
Engineering – Research and Development Services – 0.2%
947,000	URS Corp. 4.3500%, 4/1/17 (144A)	964,745
906,000	URS Corp. 5.5000%, 4/1/22 (144A)	934,896
		1,899,641
Finance – Auto Loans – 1.0%
3,119,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	3,214,891
375,000	Ford Motor Credit Co. LLC 4.2500%, 2/3/17	391,810
733,000	Ford Motor Credit Co. LLC 3.0000%, 6/12/17	734,545
1,076,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	1,217,809
1,352,000	Ford Motor Credit Co. LLC 5.0000%, 5/15/18	1,441,805
1,782,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	1,942,825
521,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18 (144A)	506,673
751,000	General Motors Financial Co., Inc. 4.2500%, 5/15/23 (144A)	699,369
		10,149,727
Finance – Credit Card – 0.2%
1,418,000	American Express Co. 6.8000%, 9/1/66‡	1,513,715
694,000	American Express Credit Corp. 1.7500%, 6/12/15	703,417
		2,217,132
Finance – Investment Bankers/Brokers – 0.9%
1,154,000	Charles Schwab Corp. 7.0000%, 8/1/99‡	1,286,710
960,000	Lazard Group LLC 7.1250%, 5/15/15	1,042,426
350,000	Lazard Group LLC 6.8500%, 6/15/17	391,490
1,721,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	1,818,806
3,233,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	3,405,105
610,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	709,092
		8,653,629
Finance – Leasing Companies – 0.3%
2,583,000	LeasePlan Corp. N.V. 2.5000%, 5/16/18 (144A)	2,489,266
Finance – Mortgage Loan Banker – 0.2%
1,520,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A),**	1,721,126
Finance – Other Services – 0.1%
744,000	CNH Capital LLC 3.6250%, 4/15/18 (144A)	708,660

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 13

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2013

Shares or Principal Amount		Value

Food – Meat Products – 0.6%
$3,929,000	Tyson Foods, Inc. 6.6000%, 4/1/16	$4,437,947
1,143,000	Tyson Foods, Inc. 4.5000%, 6/15/22	1,167,945
		5,605,892
Food – Miscellaneous/Diversified – 0.4%
368,000	Hawk Acquisition Sub, Inc. 4.2500%, 10/15/20 (144A)	351,900
3,494,000	Kraft Foods Group, Inc. 2.2500%, 6/5/17	3,518,517
		3,870,417
Food – Retail – 0.2%
303,000	Safeway, Inc. 3.9500%, 8/15/20	297,124
1,401,000	Safeway, Inc. 4.7500%, 12/1/21	1,427,388
		1,724,512
Hotels and Motels – 0%
227,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	268,397
Investment Management and Advisory Services – 0.4%
1,681,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	1,836,493
1,527,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	1,580,445
871,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	888,420
		4,305,358
Life and Health Insurance – 0.2%
2,204,000	Primerica, Inc. 4.7500%, 7/15/22	2,331,989
Linen Supply & Related Items – 0.1%
593,000	Cintas Corp. No. 2 2.8500%, 6/1/16	619,095
620,000	Cintas Corp. No. 2 4.3000%, 6/1/21	649,273
		1,268,368
Medical – Biomedical and Genetic – 0.2%
221,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	231,269
1,990,000	Life Technologies Corp. 6.0000%, 3/1/20	2,241,872
		2,473,141
Medical – Drugs – 0.3%
1,668,000	AbbVie, Inc. 1.7500%, 11/6/17 (144A)	1,634,168
277,000	AbbVie, Inc. 2.0000%, 11/6/18 (144A)	268,586
1,270,000	VPII Escrow Corp. 6.7500%, 8/15/18 (144A)	1,301,750
		3,204,504
Medical – Generic Drugs – 0.2%
1,667,000	Actavis, Inc. 1.8750%, 10/1/17	1,625,092
Metal Processors and Fabricators – 0.1%
1,316,000	Precision Castparts Corp. 1.2500%, 1/15/18	1,279,422
Multi-Line Insurance – 0.8%
1,623,000	American International Group, Inc. 4.2500%, 9/15/14	1,683,121
377,000	American International Group, Inc. 5.6000%, 10/18/16	420,088
884,000	American International Group, Inc. 5.4500%, 5/18/17	974,465
598,000	American International Group, Inc. 6.2500%, 3/15/37	610,708
1,916,000	American International Group, Inc. 8.1750%, 5/15/58‡	2,337,520
667,000	ING U.S., Inc. 2.9000%, 2/15/18 (144A)	670,356
782,000	ING U.S., Inc. 5.6500%, 5/15/53 (144A),‡	735,080
149,000	Loews Corp. 2.6250%, 5/15/23	135,528
		7,566,866
Office Furnishings – Original – 0%
295,000	Interface, Inc. 7.6250%, 12/1/18	312,700
Oil and Gas Drilling – 0.3%
2,372,000	Nabors Industries, Inc. 5.0000%, 9/15/20	2,418,038
660,000	Rowan Cos., Inc. 5.0000%, 9/1/17	713,327
		3,131,365
Oil Companies – Exploration and Production – 1.1%
3,523,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	3,505,385
1,137,000	Cimarex Energy Co. 5.8750%, 5/1/22	1,176,795
138,000	Continental Resources, Inc. 7.1250%, 4/1/21	151,800
2,320,000	Continental Resources, Inc. 5.0000%, 9/15/22	2,360,600
840,000	Petrohawk Energy Corp. 10.5000%, 8/1/14	882,840
1,010,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	1,108,475
519,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	550,246
1,655,000	Plains Exploration & Production Co. 6.8750%, 2/15/23	1,770,688
		11,506,829
Oil Companies – Integrated – 0.1%
531,000	Phillips 66 2.9500%, 5/1/17	547,258
Oil Refining and Marketing – 0.1%
958,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	1,093,211
Pharmacy Services – 0.6%
1,164,000	Express Scripts Holding Co. 2.1000%, 2/12/15	1,183,771

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14 | JUNE 30, 2013

Schedule of Investments (unaudited)

As of June 30, 2013

Shares or Principal Amount		Value

Pharmacy Services – (continued)
$913,000	Express Scripts Holding Co. 3.1250%, 5/15/16	$949,389
4,061,000	Express Scripts Holding Co. 2.6500%, 2/15/17	4,135,125
		6,268,285
Pipelines – 0.9%
865,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	896,481
1,804,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	1,849,143
235,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	271,993
675,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	724,214
1,896,000	Kinder Morgan Finance Co. LLC 5.7000%, 1/5/16	2,030,798
2,576,000	Western Gas Partners L.P. 5.3750%, 6/1/21	2,764,205
866,000	Williams Cos., Inc. 3.7000%, 1/15/23	804,586
		9,341,420
Publishing – Newspapers – 0%
138,000	Gannett Co., Inc. 6.3750%, 9/1/15	149,040
Publishing – Periodicals – 0.1%
1,379,000	UBM PLC 5.7500%, 11/3/20 (144A),**	1,397,943
Real Estate Management/Services – 0.2%
464,000	CBRE Services, Inc. 6.6250%, 10/15/20	489,520
1,458,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	1,430,696
		1,920,216
Real Estate Operating/Development – 0.1%
839,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	904,128
REIT – Diversified – 0.5%
1,262,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	1,240,138
2,230,000	American Tower Trust I 3.0700%, 3/15/23 (144A)	2,129,951
1,039,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	1,157,872
		4,527,961
REIT – Health Care – 0.1%
413,000	Senior Housing Properties Trust 6.7500%, 4/15/20	454,363
456,000	Senior Housing Properties Trust 6.7500%, 12/15/21	503,772
		958,135
REIT – Hotels – 0.1%
652,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	661,650
247,000	Host Hotels & Resorts L.P. 3.7500%, 10/15/23	226,535
		888,185
REIT – Office Property – 0.6%
1,805,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	1,839,526
471,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	513,227
1,002,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 5.0000%, 8/15/18	1,066,835
1,934,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 7.7500%, 3/15/20	2,278,211
		5,697,799
Retail – Regional Department Stores – 0.2%
1,601,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	1,678,024
662,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	752,002
		2,430,026
Retail – Restaurants – 0.2%
2,020,000	Brinker International, Inc. 3.8750%, 5/15/23	1,894,374
Rubber – Tires – 0%
291,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	299,635
Security Services – 0.3%
2,968,000	ADT Corp. 4.1250%, 6/15/23	2,795,592
Semiconductor Components/Integrated Circuits – 0.3%
3,499,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	3,363,753
Steel – Producers – 0.2%
663,000	ArcelorMittal 5.0000%, 2/25/17	671,287
494,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	468,498
476,000	Steel Dynamics, Inc. 5.2500%, 4/15/23 (144A)	466,480
		1,606,265
Super-Regional Banks – 0.1%
538,000	Wells Fargo & Co. 7.9800%, 9/15/99‡	607,940
Telecommunication Services – 0.1%
703,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	709,444

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 15

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2013

Shares or Principal Amount		Value

Telephone – Integrated – 0.1%
$279,000	Softbank Corp. 4.5000%, 4/15/20 (144A)	$268,886
496,000	Sprint Capital Corp. 6.9000%, 5/1/19	515,840
		784,726
Transportation – Railroad – 0.1%
635,324	CSX Transportation, Inc. 8.3750%, 10/15/14	692,338
Transportation – Services – 0%
234,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	239,114
Transportation – Truck – 0.1%
1,300,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	1,355,353
Trucking and Leasing – 0.2%
163,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	165,800
1,365,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	1,403,391
495,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	489,325
		2,058,516

Total Corporate Bonds (cost $204,361,615)		208,880,696

Mortgage-Backed Securities – 9.2%
	Fannie Mae:
412,181	5.5000%, 1/1/25	444,912
673,603	5.5000%, 7/1/25	726,140
848,354	5.0000%, 9/1/29	918,629
354,002	5.0000%, 1/1/30	383,717
255,777	5.5000%, 1/1/33	282,081
560,867	5.0000%, 9/1/33	626,265
200,616	5.0000%, 11/1/33	217,045
384,652	5.0000%, 12/1/33	416,123
201,106	5.0000%, 2/1/34	217,560
2,750,693	5.5000%, 7/1/35	3,015,876
434,722	5.0000%, 10/1/35	468,526
1,142,843	6.0000%, 10/1/35	1,251,466
1,340,871	6.0000%, 12/1/35	1,497,212
460,937	5.5000%, 1/1/36	502,710
177,757	6.0000%, 2/1/37	199,632
307,416	6.0000%, 3/1/37	333,725
2,006,172	5.5000%, 5/1/37	2,209,044
320,073	6.0000%, 5/1/37	348,301
283,068	5.5000%, 7/1/37	307,004
1,182,224	6.0000%, 9/1/37	1,293,203
377,985	5.5000%, 3/1/38	416,725
874,588	6.0000%, 10/1/38	983,010
334,888	6.0000%, 11/1/38	364,423
785,497	6.0000%, 11/1/38	856,598
437,507	7.0000%, 2/1/39	491,102
1,287,997	6.0000%, 10/1/39	1,426,211
774,440	5.0000%, 2/1/40	848,057
480,665	6.0000%, 4/1/40	523,056
387,051	5.0000%, 6/1/40	426,908
792,969	5.0000%, 6/1/40	867,610
992,610	5.0000%, 6/1/40	1,091,125
1,815,851	6.0000%, 7/1/40	2,025,378
392,727	4.5000%, 10/1/40	423,150
2,329,023	5.0000%, 2/1/41	2,549,183
381,728	5.0000%, 3/1/41	421,282
357,752	4.5000%, 4/1/41	386,242
634,084	4.5000%, 4/1/41	679,312
694,675	5.0000%, 4/1/41	760,382
994,134	5.0000%, 4/1/41	1,097,459
679,572	4.5000%, 5/1/41	736,338
474,710	5.0000%, 5/1/41	529,160
1,199,508	5.0000%, 5/1/41	1,324,356
1,389,128	4.5000%, 6/1/41	1,504,233
747,249	5.0000%, 6/1/41	817,072
3,692,615	5.0000%, 6/1/41	4,113,580
347,670	5.0000%, 7/1/41	381,041
1,048,763	5.0000%, 7/1/41	1,148,469
859,922	4.5000%, 8/1/41	922,449
4,448,802	4.5000%, 8/1/41	4,849,542
19,419	5.0000%, 9/1/41	21,215
	Freddie Mac:
416,099	5.0000%, 1/1/19	439,797
270,660	5.0000%, 2/1/19	286,075
360,390	5.5000%, 8/1/19	384,985
406,445	5.0000%, 6/1/20	435,414
984,479	5.5000%, 12/1/28	1,076,917
1,306,568	5.0000%, 1/1/36	1,445,753
698,029	5.5000%, 10/1/36	771,510
391,169	5.0000%, 11/1/36	418,306
257,659	5.5000%, 5/1/38	280,862
2,869,356	6.0000%, 11/1/38	3,213,049
1,130,536	5.0000%, 5/1/39	1,233,742
815,726	5.5000%, 10/1/39	892,126
860,497	4.5000%, 1/1/41	923,039
1,904,484	5.0000%, 5/1/41	2,091,233
467,065	5.0000%, 9/1/41	505,031
	Ginnie Mae:
821,134	5.1000%, 12/15/29	925,829
597,727	6.0000%, 11/20/34	666,411
128,765	5.5000%, 9/15/35	144,457
722,036	5.5000%, 3/15/36	794,440
169,866	5.5000%, 5/20/36	187,038
327,484	6.0000%, 1/20/39	368,145
430,613	5.0000%, 4/15/39	466,711
770,190	5.5000%, 8/15/39	894,023
2,271,103	5.5000%, 8/15/39	2,561,367
598,342	5.0000%, 10/15/39	655,438
824,009	5.5000%, 10/15/39	939,761
981,204	5.0000%, 11/15/39	1,086,023
278,237	5.0000%, 1/15/40	307,964
220,531	5.0000%, 4/15/40	244,091
313,724	5.0000%, 4/15/40	352,068
367,658	5.0000%, 5/15/40	404,288
414,317	5.0000%, 5/20/40	456,436
288,636	5.0000%, 7/15/40	319,471
928,797	5.0000%, 7/15/40	1,028,023
1,016,247	5.0000%, 2/15/41	1,115,445
517,437	5.5000%, 4/20/41	568,352
432,031	5.0000%, 5/15/41	476,901
249,392	4.5000%, 7/15/41	267,539
1,754,455	4.5000%, 8/15/41	1,914,128

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16 | JUNE 30, 2013

Schedule of Investments (unaudited)

As of June 30, 2013

Shares or Principal Amount		Value

	Ginnie Mae: (continued)
$220,396	5.0000%, 9/15/41	$240,448
125,521	5.5000%, 9/20/41	137,482
1,532,910	5.0000%, 10/15/41	1,662,730
1,135,723	4.5000%, 10/20/41	1,214,146
145,483	6.0000%, 10/20/41	163,226
437,787	6.0000%, 12/20/41	491,349
784,181	5.5000%, 1/20/42	858,184
419,497	6.0000%, 1/20/42	470,650
348,153	6.0000%, 2/20/42	390,599
260,938	6.0000%, 3/20/42	292,627
657,506	6.0000%, 4/20/42	737,364
368,881	3.5000%, 5/20/42	381,090
564,395	6.0000%, 5/20/42	633,350
1,592,129	5.5000%, 7/20/42	1,745,997
356,364	6.0000%, 7/20/42	399,923
379,030	6.0000%, 8/20/42	425,333
844,418	6.0000%, 9/20/42	946,968
353,049	6.0000%, 11/20/42	396,240
385,815	6.0000%, 2/20/43	432,670

Total Mortgage-Backed Securities (cost $92,919,724)		92,206,403

Preferred Stock – 0.3%
Diversified Financial Services – 0.1%
23,000	Citigroup Capital XIII, 7.8750%	640,550
Finance – Credit Card – 0.1%
63,650	Discover Financial Services, 6.5000%	1,597,615
Food – Miscellaneous/Diversified – 0.1%
6	H.J. Heinz Finance Co., 8.0000% (144A)	607,688

Total Preferred Stock (cost $2,836,967)		2,845,853

U.S. Treasury Notes/Bonds – 11.5%
	U.S. Treasury Notes/Bonds:
$1,610,000	0.2500%, 9/30/14	1,610,567
645,000	0.2500%, 10/31/14	645,252
225,000	0.2500%, 11/30/14	225,053
695,000	0.1250%, 12/31/14	693,751
995,000	0.2500%, 1/15/15	994,806
19,025,000	0.2500%, 2/28/15	19,010,883
2,510,000	0.3750%, 3/15/15	2,512,942
30,759,000	0.1250%, 4/30/15	30,642,454
24,306,000	0.2500%, 5/31/15	24,263,270
505,000	0.3750%, 6/15/15	505,158
4,400,000	0.2500%, 7/15/15	4,387,970
865,000	0.3750%, 2/15/16	861,148
3,330,000	0.8750%, 1/31/17	3,324,799
280,000	0.8750%, 2/28/17	279,300
7,197,000	0.7500%, 6/30/17	7,107,037
650,000	0.7500%, 10/31/17	637,762
375,000	0.8750%, 1/31/18	368,320
1,490,000	0.7500%, 3/31/18	1,450,305
1,595,000	1.0000%, 9/30/19	1,525,219
12,134,000	1.7500%, 5/15/23	11,364,243
3,445,000	2.8750%, 5/15/43	3,048,825

Total U.S. Treasury Notes/Bonds (cost $116,277,118)		115,459,064

Money Market – 1.2%
12,175,501	Janus Cash Liquidity Fund LLC, 0%£ (cost $12,175,501)	12,175,501

Total Investments (total cost $838,249,937) – 100.7%		1,010,624,865

Liabilities, net of Cash, Receivables and Other Assets– (0.7)%		(6,766,053)

Net Assets – 100%		$1,003,858,812

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$2,933,530	0.3%
Canada	13,378,987	1.3%
Germany	906,928	0.1%
Italy	1,768,709	0.2%
Japan	268,886	0.0%
Luxembourg	671,287	0.1%
Netherlands	2,489,266	0.2%
South Korea	3,304,311	0.3%
Switzerland	4,771,572	0.5%
Taiwan	3,363,753	0.3%
United Kingdom	37,356,387	3.7%
United States††	939,411,249	93.0%

Total	$1,010,624,865	100.0%

††	Includes Cash Equivalents of 1.2%.

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC: British Pound 8/8/13	2,170,000	$3,298,992	$11,625

HSBC Securities (USA), Inc.: British Pound 8/15/13	2,480,000	3,770,089	18,619

JPMorgan Chase & Co.: British Pound 8/2/13	2,010,000	3,055,879	21,032

RBC Capital Markets Corp.: British Pound 8/22/13	3,575,000	5,434,436	6,893

Total		$15,559,396	$58,169

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 17

Notes to Schedule of Investments and Other Information (unaudited)

Balanced Index	A hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500® Index (55%) and the Barclays U.S. Aggregate Bond Index (45%). Prior to 7/1/09, the index was calculated using the Barclays U.S. Government/Credit Bond Index instead of the Barclays U.S. Aggregate Bond Index.

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

A.G.	Aktiengesellschaft: German term for Public Limited Company.

ADR	American Depositary Receipt

L.P.	Limited Partnership

LLC	Limited Liability Company

N.A.	National Association

N.V.	Naamloze Vennootschap: Dutch term for Public Limited Liability Company.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2013 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Balanced Portfolio	$51,251,787	5.1%

*	Non-income producing security.

**	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2013, is noted below.

Portfolio	Aggregate Value

Janus Aspen Balanced Portfolio	$50,349,388

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of period end.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2013)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Balanced Portfolio
Colony American Homes Holdings III L.P. – Private Placement	1/30/13	$6,407,653	$6,399,631	0.6%
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	1,111,238	1,080,449	0.1%

		$7,518,891	$7,480,080	0.7%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2013. The issuer incurs all registration costs.

18 | JUNE 30, 2013

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2013. Except for the value at period end, all other information in the table is for the period ended June 30, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/13

Janus Aspen Balanced Portfolio
Janus Cash Liquidity Fund LLC	210,296,804	$210,296,804	(210,501,000)	$(210,501,000)	$–	$13,825	$12,175,501

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Balanced Portfolio
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$14,174,663	$–

Bank Loans	–	2,699,829	–

Common Stock
Agricultural Chemicals	–	4,771,572	–
Medical – Drugs	49,116,960	7,239,773	–
Metal – Diversified	–	2,546,179	–
Real Estate Management/Services	–	–	6,399,631
All Other	492,108,741	–	–

Corporate Bonds	–	208,880,696	–

Mortgage-Backed Securities	–	92,206,403	–

Preferred Stock	–	2,845,853	–

U.S. Treasury Notes/Bonds	–	115,459,064	–

Money Market	–	12,175,501	–

Total Investments in Securities	$541,225,701	$462,999,533	$6,399,631

Other Financial Instruments(a)	$–	$58,169	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Janus Aspen Series | 19

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2013 (unaudited)	Balanced
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$838,250
Unaffiliated investments at value	$998,449
Affiliated investments at value	12,176
Cash	518
Receivables:
Investments sold	2,320
Closed foreign currency contracts	207
Portfolio shares sold	875
Dividends	614
Foreign dividend tax reclaim	115
Interest	2,819
Non-interested Trustees’ deferred compensation	17
Other assets	3
Forward currency contracts	58
Total Assets	1,018,171
Liabilities:
Payables:
Investments purchased	12,646
Portfolio shares repurchased	969
Dividends	–
Advisory fees	454
Fund administration fees	8
Internal servicing cost	1
Distribution fees and shareholder servicing fees	114
Non-interested Trustees’ fees and expenses	5
Non-interested Trustees’ deferred compensation fees	17
Accrued expenses and other payables	98
Total Liabilities	14,312
Net Assets	$1,003,859
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$799,392
Undistributed net investment income*	4,179
Undistributed net realized gain from investment and foreign currency transactions*	27,857
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	172,431
Total Net Assets	$1,003,859
Net Assets - Institutional Shares	$448,825
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	16,384
Net Asset Value Per Share	$27.39
Net Assets - Service Shares	$555,034
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	19,319
Net Asset Value Per Share	$28.73

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

20 | JUNE 30, 2013

Statement of Operations

Janus Aspen
For the period ended June 30, 2013 (unaudited)	Balanced
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$5,920
Dividends	6,287
Dividends from affiliates	14
Other Income	83
Foreign tax withheld	(79)
Total Investment Income	12,225
Expenses:
Advisory fees	2,680
Internal servicing expense - Institutional Shares	3
Internal servicing expense - Service Shares	3
Shareholder reports expense	34
Transfer agent fees and expenses	1
Registration fees	11
Custodian fees	9
Professional fees	20
Non-interested Trustees’ fees and expenses	7
Fund administration fees	49
Distribution fees and shareholder servicing fees - Service Shares	659
Other expenses	10
Total Expenses	3,486
Net Expenses after Waivers and Expense Offsets	3,486
Net Investment Income	8,739
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	27,494
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	40,067
Net Gain on Investments	67,561
Net Increase in Net Assets Resulting from Operations	$76,300

See Notes to Financial Statements.

Janus Aspen Series | 21

Statements of Changes in Net Assets

	Janus Aspen
	Balanced
For the period ended June 30 (unaudited) and the year ended December 31	Portfolio
(all numbers in thousands)	2013	2012

Operations:
Net investment income	$8,739	$22,073
Net realized gain from investment and foreign currency transactions	27,494	172,588
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	40,067	(25,233)
Net Increase in Net Assets Resulting from Operations	76,300	169,428
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(5,143)	(12,496)
Service Shares	(5,578)	(12,378)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(25,781)	(32,321)
Service Shares	(30,435)	(33,711)
Net Decrease from Dividends and Distributions	(66,937)	(90,906)
Capital Share Transactions:
Shares Sold
Institutional Shares	13,978	17,439
Service Shares	71,408	73,716
Reinvested Dividends and Distributions
Institutional Shares	30,924	44,817
Service Shares	36,013	46,089
Shares Repurchased
Institutional Shares(1)	(36,450)	(512,164)
Service Shares(1)	(51,788)	(424,662)
Net Increase/(Decrease) from Capital Share Transactions	64,085	(754,765)
Net Increase/(Decrease) in Net Assets	73,448	(676,243)
Net Assets:
Beginning of period	930,411	1,606,654
End of period	$1,003,859	$930,411

Undistributed Net Investment Income*	$4,179	$6,161

*	See Note 5 in Notes to Financial Statements.
(1)	During the year ended December 31, 2012, Janus Aspen Balanced Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $723,952,515 and $12,910,862, respectively, at the date of redemption.

See Notes to Financial Statements.

22 | JUNE 30, 2013

Financial Highlights

Institutional Shares

For a share outstanding during the period ended
June 30, 2013 (unaudited) and each year ended	Janus Aspen Balanced Portfolio
December 31	2013	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$27.17	$26.62	$28.30	$26.88	$22.90	$30.04
Income from Investment Operations:
Net investment income	0.27	1.14	0.73	0.81	0.78	0.81
Net gain/(loss) on investments (both realized and unrealized)	1.98	2.30	(0.22)	1.39	4.91	(5.23)
Total from Investment Operations	2.25	3.44	0.51	2.20	5.69	(4.42)
Less Distributions:
Dividends (from net investment income)*	(0.34)	(0.80)	(0.69)	(0.78)	(0.75)	(0.74)
Distributions (from capital gains)*	(1.69)	(2.09)	(1.50)	–	(0.96)	(1.98)
Total Distributions	(2.03)	(2.89)	(2.19)	(0.78)	(1.71)	(2.72)
Net Asset Value, End of Period	$27.39	$27.17	$26.62	$28.30	$26.88	$22.90
Total Return**	8.30%	13.66%	1.60%	8.39%	25.89%	(15.81)%
Net Assets, End of Period (in thousands)	$448,825	$435,689	$843,446	$955,585	$1,020,287	$926,938
Average Net Assets for the Period (in thousands)	$450,390	$509,335	$906,725	$970,582	$946,559	$1,150,680
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.58%	0.60%	0.57%	0.58%	0.57%	0.57%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.58%	0.60%	0.57%	0.58%	0.57%	0.57%
Ratio of Net Investment Income to Average Net Assets***	1.93%	2.23%	2.50%	2.74%	3.03%	2.77%
Portfolio Turnover Rate	43%	77%	108%	90%	169%	120%

Service Shares

For a share outstanding during the period ended June 30,	Janus Aspen Balanced Portfolio
2013 (unaudited) and each year ended December 31	2013	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$28.42	$27.74	$29.42	$27.93	$23.76	$31.07
Income from Investment Operations:
Net investment income	0.28	0.57	0.66	0.71	0.73	0.72
Net gain/(loss) on investments (both realized and unrealized)	2.03	2.94	(0.20)	1.51	5.11	(5.37)
Total from Investment Operations	2.31	3.51	0.46	2.22	5.84	(4.65)
Less Distributions:
Dividends (from net investment income)*	(0.31)	(0.74)	(0.64)	(0.73)	(0.71)	(0.68)
Distributions (from capital gains)*	(1.69)	(2.09)	(1.50)	–	(0.96)	(1.98)
Total Distributions	(2.00)	(2.83)	(2.14)	(0.73)	(1.67)	(2.66)
Net Asset Value, End of Period	$28.73	$28.42	$27.74	$29.42	$27.93	$23.76
Total Return**	8.15%	13.37%	1.35%	8.12%	25.53%	(16.00)%
Net Assets, End of Period (in thousands)	$555,034	$494,722	$763,208	$764,603	$666,112	$479,208
Average Net Assets for the Period (in thousands)	$532,122	$533,254	$770,420	$705,784	$554,206	$542,837
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.83%	0.85%	0.82%	0.83%	0.82%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.83%	0.85%	0.82%	0.83%	0.82%	0.82%
Ratio of Net Investment Income to Average Net Assets***	1.68%	2.00%	2.25%	2.49%	2.77%	2.53%
Portfolio Turnover Rate	43%	77%	108%	90%	169%	120%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

See Notes to Financial Statements.

Janus Aspen Series | 23

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Balanced Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests in a combination of equity securities selected for growth potential and securities selected for income potential. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of

24 | JUNE 30, 2013

shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market

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Notes to Financial Statements (unaudited) (continued)

value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the period ended June 30, 2013.

Transfers Out of
Level 2 to
Portfolio	Level 1

Janus Aspen Balanced Portfolio	$15,616,596

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2013 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek

26 | JUNE 30, 2013

to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar

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Notes to Financial Statements (unaudited) (continued)

cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2013.

Fair Value of Derivative Instruments as of June 30, 2013

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$58,169		$–

Total		$58,169		$–

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2013.

The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2013

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$430,288	$430,288

Total	$–	$–	$–	$430,288	$430,288

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$190,504	$190,504

Total	$–	$–	$–	$190,504	$190,504

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important

28 | JUNE 30, 2013

to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
The Portfolio may invest in bank loans, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some bank loans may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Portfolio. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the period ended June 30, 2013 is indicated in the table below:

Portfolio	Average Monthly Value	Rates

Janus Aspen Balanced Portfolio	$3,238,585	3.5000% - 5.2500%

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.

A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets

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Notes to Financial Statements (unaudited) (continued)

approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Floating Rate Loans
The Portfolio may invest in secured and unsecured floating rate loans. Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s return and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be

30 | JUNE 30, 2013

subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Portfolio’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Offsetting Assets and Liabilities
The Portfolio has recently adopted guidance requiring entities to present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things,

Janus Aspen Series | 31

Notes to Financial Statements (unaudited) (continued)

collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Portfolio does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been received by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets

Net Amounts of
Assets
		Gross Amounts	Presented
		Offset in the	in the
		Statement of	Statement
	Gross Amounts of	Assets and	of Assets and
Description	Recognized Assets	Liabilities	Liabilities

Forward Currency Contracts	$58,169	$–	$58,169

Total	$58,169	$–	$58,169

	Net Amounts of
	Assets
	Presented
	in the
	Statement
	of Assets and
Counterparty	Liabilities	Collateral Pledged	Net Amount

Credit Suisse Securities (USA) LLC	$11,625	$–	$11,625
HSBC Securities (USA), Inc.	18,619	–	18,619
JPMorgan Chase & Co.	21,032	–	21,032
RBC Capital Markets Corp.	6,893	–	6,893

Total	$58,169	$–	$58,169

The Portfolio does not require the counterparty to post collateral for forward currency contracts; however, the Portfolio will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts. The Portfolio may require the counterparty to pledge collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit collateral with the custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Balanced Portfolio	All Asset Levels	0.55

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and other shareholder relation services for the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service

32 | JUNE 30, 2013

Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $147,212 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $16,862 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2013. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

Janus Aspen Series | 33

Notes to Financial Statements (unaudited) (continued)

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Balanced Portfolio	$835,785,016	$179,847,820	$(5,007,971)	$174,839,849

6.	Capital Share Transactions

For the period ended June 30 (unaudited)	Janus Aspen Balanced
and the year ended December 31	Portfolio
(all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Institutional Shares
Shares sold	484	630
Reinvested dividends and distributions	1,135	1,745
Shares repurchased	(1,270)	(18,021)
Net Increase/(Decrease) in Portfolio Shares	349	(15,646)
Shares Outstanding, Beginning of Period	16,035	31,681
Shares Outstanding, End of Period	16,384	16,035
Transactions in Portfolio Shares – Service Shares
Shares sold	2,367	2,562
Reinvested dividends and distributions	1,260	1,717
Shares repurchased	(1,718)	(14,382)
Net Increase/(Decrease) in Portfolio Shares	1,909	(10,103)
Shares Outstanding, Beginning of Period	17,410	27,513
Shares Outstanding, End of Period	19,319	17,410

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Balanced Portfolio	$228,809,976	$294,541,074	$187,264,117	$114,047,950

34 | JUNE 30, 2013

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 35

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

36 | JUNE 30, 2013

including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the

Janus Aspen Series | 37

Additional Information (unaudited) (continued)

compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio

38 | JUNE 30, 2013

to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 39

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P. and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares

40 | JUNE 30, 2013

redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t

Janus Aspen Series | 41

Useful Information About Your Portfolio Report (unaudited) (continued)

confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

42 | JUNE 30, 2013

Notes

Janus Aspen Series | 43

Notes

44 | JUNE 30, 2013

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0813-42791	109-24-81113 08-13

SEMIANNUAL REPORT

June 30, 2013

Janus Aspen Series

Janus Aspen Enterprise Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Aspen Enterprise Portfolio (unaudited)

Portfolio Snapshot
We believe that investing in companies with sustainable growth and high return on invested capital can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.
Brian Demain portfolio manager

Performance Overview

During the six months ended June 30, 2013, Janus Aspen Enterprise Portfolio’s Institutional Shares and Service Shares returned 12.56% and 12.43%, respectively. Meanwhile, the Portfolio’s benchmark, the Russell Midcap Growth Index, returned 14.70%.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Economic Overview

Equity markets enjoyed strong gains to kick off 2013, fueled by an improving employment picture, a strengthening U.S. housing market and other data points that indicate the global economy is improving. While markets rose broadly, many of the more economically sensitive stocks enjoyed the strongest rally, especially during the first quarter of the year. But after a strong rally, stocks fell in June, after the Federal Reserve (Fed) released comments suggesting it might start to taper its quantitative easing program by the end of the year.

Strategy Overview

Our Portfolio generally focuses on companies with more predictable business models, recurring revenue streams and strong competitive positioning that can allow the companies to take market share and grow even against a difficult economic backdrop. We believe this focus should help the Portfolio outperform its benchmark when the market is down, while continuing to put up positive results during stronger market rallies. In our view, this strategy should create a better opportunity for relative outperformance over full market cycles. Given our focus on predictability, the fast-rising market experienced for the bulk of the six-month period is not an environment in which we expect to outperform the benchmark. We seek to outperform in down markets, and caught a glimpse of this in June, when our Portfolio gained ground on the benchmark while markets were down during the month. During the period, we were also pleased to see stock selection make a meaningful contribution to relative performance. Our underperformance was due largely to an overweight in the technology sector and underweight to the consumer discretionary sector.

While relative performance was negatively impacted by sector weightings, there were a few individual companies that were large detractors from our performance this period. We continue to have high conviction in each of these companies, however. Li & Fung was our largest detractor during the period. We continue to believe the company has an incredibly unique business model. Li & Fung’s main business line, its sourcing business, links a fragmented retail industry with a fragmented network of factories across the globe. Linking these two fragmented industries requires tremendous scale, which we believe is an important competitive advantage for Li & Fung. With a wider network of factories, we believe Li & Fung can help retailers find the best factories to procure their goods within the right price range, according to the right specifications and within the right time frame. Retailers generally cannot align those needs with factories on their own. While the sourcing business continues to do well, Li & Fung’s onshore business, which designs clothing brands for U.S. retailers, has put up disappointing results. However, the company put new leadership in place for that business, and also announced it will do no more acquisitions to try to grow the business. We think these moves help reset the bar for Li & Fung for the rest of the year. By diminishing its spending on the U.S. onshore business, the sourcing business becomes increasingly relevant to Li & Fung’s results.

C.H. Robinson was another large detractor. C.H. Robinson provides transportation services and logistics solutions to other companies. We like the company’s competitive position as the dominant player in a market linking two very fragmented industries, truckers and shippers. In recent months, however, a trucking shortage has allowed truckers to demand better pricing, which has compressed C.H. Robinson’s margins somewhat. The company is still growing volumes, however, and we think the current

Janus Aspen Series | 1

Janus Aspen Enterprise Portfolio (unaudited)

pressure on margins is cyclical in nature, and does not represent a structural, long-term change for the company’s business.

Finally, Varian Medical Systems also detracted from performance. The stock was down only about 4% during the period, but Varian is a relatively large position in the Portfolio, reflecting the high conviction we have for the company’s long-term prospects. Varian Medical Systems provides radiation oncology equipment to hospitals and treatment centers. The company has lost market share to a competitor, which has negatively impacted the stock. However, we don’t feel the competitor has a product that will run away with the market. The two companies, which essentially operate in a duopoly, could both enjoy long-term growth as they expand into China and other emerging markets, and as their equipment is used for more types of cancer.

While those stocks negatively impacted performance during the period, a number of companies in the Portfolio had impressive results, in our view. Some of our top contributors to performance demonstrate the sustainable competitive advantages and durable growth characteristics we look for in companies. VistaPrint was one of our leading contributors. The company designs and produces marketing collateral for small businesses and consumers. The company uses its scale and high-volume printing presses to manage and produce small-volume printing orders from a wide range of small businesses and consumers. The ability to produce these small orders profitably requires tremendous scale, which gives VistaPrint a competitive advantage, in our view. A few years ago, the stock fell when the company announced it would enter a reinvestment cycle that would cut margins in the near term, but allow the company to grow its business over a multiyear period. We added to the position at the time, and we believe strong earnings this quarter were evidence that VistaPrint is starting to translate its business plan into revenue growth.

Ryanair was another top contributor. The company has centered its business model around being the lowest-cost airline in Europe. We believe this is a sustainable, competitive advantage for the long term. Leisure travelers tend to view air travel as a commodity, and show a continual preference for the lowest-cost provider. Meanwhile, capacity has been taken out of the entire airline industry, which gives all carriers the ability to raise prices. This can lead to greater profits for companies that are already flying with lower costs. Ryanair is also benefiting as many of its routes in Europe are becoming more mature. When first establishing these routes, Ryanair had to deeply discount prices for those routes to gain market share. With a more established presence, the company can continue to operate as a low-cost carrier, but will not have to discount prices as deeply. We believe the stock has risen as the market digested some of these long-term tailwinds that we think will drive growth for Ryanair.

Celgene was also a top contributor. The stock had a sharp rise and was up more than 40% in the first quarter. The pharmaceutical company set aggressive revenue targets for coming years, which have further demonstrated to the market that the company’s growth will be driven by four different innovative drug franchises, and that Celgene is much more than a one-product company.

Outlook

We focus on companies that earn a high return on invested capital, and we think the coming quarters will underscore the importance of this focus. A low interest rate environment has persisted for several years now, and low rates have made it easy for mid-cap companies with more speculative business models to keep funding their businesses. We are finally seeing rates go up, however. In a rising rate environment, we feel good about owning businesses with a high return on invested capital because rising rates will have less of an impact on these companies’ ability to execute on their growth plans than it will on other companies.

Thank you for your investment in Janus Aspen Enterprise Portfolio.

2 | JUNE 30, 2013

(unaudited)

Janus Aspen Enterprise Portfolio At A Glance

5 Top Performers – Holdings

Contribution

VistaPrint N.V. (U.S. Shares)	0.99%
Ryanair Holdings PLC (ADR)	0.74%
Celgene Corp.	0.61%
TE Connectivity, Ltd. (U.S. Shares)	0.58%
St. Jude Medical, Inc.	0.53%

5 Bottom Performers – Holdings

Contribution

Li & Fung, Ltd.	–0.47%
C.H. Robinson Worldwide, Inc.	–0.17%
Varian Medical Systems, Inc.	–0.13%
Apple, Inc.	–0.12%
Potash Corp. of Saskatchewan, Inc. (U.S. Shares)	–0.10%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Information Technology	2.03%	31.77%	16.26%
Health Care	0.23%	18.81%	13.00%
Materials	0.14%	2.42%	6.31%
Financials	0.14%	5.41%	8.12%
Utilities	0.06%	0.00%	0.71%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	–2.05%	5.72%	25.05%
Energy	–0.86%	4.90%	5.52%
Consumer Staples	–0.56%	0.81%	7.90%
Other**	–0.43%	2.54%	0.00%
Industrials	–0.28%	24.91%	15.35%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Aspen Series | 3

Janus Aspen Enterprise Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2013

Dresser-Rand Group, Inc. Oil Field Machinery and Equipment	3.3%
Verisk Analytics, Inc. – Class A Consulting Services	3.2%
Solera Holdings, Inc. Transactional Software	2.9%
Amphenol Corp. – Class A Electronic Connectors	2.8%
Varian Medical Systems, Inc. Medical Products	2.7%

14.9%

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2013

As of December 31, 2012

4 | JUNE 30, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013						Expense Ratios – per the May 1, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Enterprise Portfolio – Institutional Shares	12.56%	21.87%	7.18%	11.30%	9.92%	0.69%

Janus Aspen Enterprise Portfolio – Service Shares	12.43%	21.58%	6.91%	11.03%	9.64%	0.94%

Russell Midcap® Growth Index	14.70%	22.88%	7.61%	9.94%	9.00%

Morningstar Quartile – Institutional Shares	–	2nd	2nd	1st	2nd

Morningstar Ranking – Institutional Shares based on total returns for Mid Growth Funds	–	224/727	234/679	54/599	64/230

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see the Portfolio’s prospectuses or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Enterprise Portfolio (unaudited)

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 13, 1993

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Service Shares	$1,000.00	$1,125.60	$3.64	$1,000.00	$1,021.37	$3.46	0.69%

Institutional Shares	$1,000.00	$1,124.30	$4.95	$1,000.00	$1,020.13	$4.71	0.94%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2013

Janus Aspen Enterprise Portfolio

Schedule of Investments (unaudited)

As of June 30, 2013

Shares		Value

Common Stock – 99.0%
Advertising Agencies – 1.2%
115,029	Omnicom Group, Inc.	$7,231,873
Advertising Sales – 0.6%
84,361	Lamar Advertising Co. – Class A*	3,661,267
Aerospace and Defense – 1.6%
60,175	TransDigm Group, Inc.	9,433,635
Aerospace and Defense – Equipment – 2.0%
324,506	HEICO Corp. – Class A	11,977,516
Agricultural Chemicals – 1.6%
249,420	Potash Corp. of Saskatchewan, Inc. (U.S. Shares)**	9,510,385
Airlines – 1.7%
192,367	Ryanair Holdings PLC (ADR)**	9,912,672
Apparel Manufacturers – 0.6%
91,026	Gildan Activewear, Inc.**	3,687,463
Applications Software – 1.4%
131,419	Intuit, Inc.	8,020,502
Auction House – Art Dealer – 0.6%
197,076	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)**	3,787,801
Broadcast Services and Programming – 0.8%
69,050	Discovery Communications, Inc. – Class C*	4,810,023
Commercial Services – 0.6%
28,577	CoStar Group, Inc.*	3,688,433
Commercial Services – Finance – 0.9%
117,822	Global Payments, Inc.	5,457,515
Computer Software – 0.5%
85,278	SS&C Technologies Holdings, Inc.*	2,805,646
Computers – 0.3%
4,871	Apple, Inc.	1,929,306
Computers – Integrated Systems – 1.9%
156,635	Jack Henry & Associates, Inc.	7,382,207
81,943	Teradata Corp.*	4,115,997
		11,498,204
Consulting Services – 5.4%
229,668	Gartner, Inc.*	13,088,779
310,903	Verisk Analytics, Inc. – Class A*,**	18,560,909
		31,649,688
Containers – Metal and Glass – 0.6%
87,882	Ball Corp.	3,650,618
Decision Support Software – 2.0%
348,367	MSCI, Inc.*	11,590,170
Diagnostic Kits – 0.7%
48,578	IDEXX Laboratories, Inc.*	4,361,333
Distribution/Wholesale – 3.7%
82,537	Fastenal Co.	3,784,321
7,049,720	Li & Fung, Ltd.	9,689,525
32,288	W.W. Grainger, Inc.	8,142,388
		21,616,234
Diversified Operations – 0.6%
72,454	Colfax Corp.*	3,775,578
Electric Products – Miscellaneous – 1.1%
159,512	AMETEK, Inc.	6,747,358
Electronic Components – Miscellaneous – 3.4%
638,200	Flextronics International, Ltd.*	4,939,668
338,446	TE Connectivity, Ltd. (U.S. Shares)	15,412,831
		20,352,499
Electronic Components – Semiconductors – 3.6%
1,316,106	ON Semiconductor Corp.*	10,634,136
272,677	Xilinx, Inc.	10,800,736
		21,434,872
Electronic Connectors – 2.8%
210,274	Amphenol Corp. – Class A	16,388,756
Electronic Design Automation – 1.1%
468,898	Cadence Design Systems, Inc.*	6,789,643
Electronic Measuring Instruments – 0.4%
86,391	National Instruments Corp.	2,413,765
Finance – Investment Bankers/Brokers – 1.1%
168,942	LPL Financial Holdings, Inc.	6,379,250
Footwear and Related Apparel – 1.0%
112,372	Wolverine World Wide, Inc.	6,136,635
Instruments – Controls – 3.5%
26,564	Mettler-Toledo International, Inc.*	5,344,677
440,207	Sensata Technologies Holding N.V.*	15,363,224
		20,707,901
Instruments – Scientific – 1.8%
42,376	Thermo Fisher Scientific, Inc.	3,586,281
68,245	Waters Corp.*	6,827,912
		10,414,193
Insurance Brokers – 0.9%
78,153	Aon PLC	5,029,146
Investment Management and Advisory Services – 1.2%
93,393	T. Rowe Price Group, Inc.	6,831,698
Machinery – General Industrial – 1.8%
50,368	Roper Industries, Inc.	6,256,713
78,688	Wabtec Corp.	4,204,300
		10,461,013
Medical – Biomedical and Genetic – 4.2%
88,230	Celgene Corp.*	10,314,969
213,575	Incyte Corp., Ltd.*	4,698,650
85,073	Life Technologies Corp.*	6,296,253
43,151	Vertex Pharmaceuticals, Inc.*	3,446,470
		24,756,342
Medical – Drugs – 0.6%
77,297	Medivation, Inc.*	3,803,012
Medical – Generic Drugs – 0.4%
114,010	Impax Laboratories, Inc.*	2,274,500
Medical Information Systems – 1.8%
124,867	athenahealth, Inc.*	10,578,732
Medical Instruments – 2.3%
202,406	St. Jude Medical, Inc.	9,235,786
60,786	Techne Corp.	4,199,097
		13,434,883
Medical Products – 4.6%
116,745	Henry Schein, Inc.*	11,178,334
238,970	Varian Medical Systems, Inc.*	16,118,526
		27,296,860

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Enterprise Portfolio

Schedule of Investments (unaudited)

As of June 30, 2013

Shares		Value

Metal Processors and Fabricators – 1.9%
48,865	Precision Castparts Corp.	$11,043,979
Multimedia – 0.7%
38,080	FactSet Research Systems, Inc.	3,881,875
Oil Companies – Exploration and Production – 0.3%
103,760	Ultra Petroleum Corp. (U.S. Shares)*	2,056,523
Oil Field Machinery and Equipment – 3.3%
321,355	Dresser-Rand Group, Inc.*	19,274,873
Patient Monitoring Equipment – 1.0%
291,291	Masimo Corp.	6,175,369
Printing – Commercial – 2.7%
321,535	VistaPrint N.V. (U.S. Shares)*	15,874,183
Retail – Apparel and Shoe – 0.5%
61,998	Limited Brands, Inc.	3,053,401
Retail – Catalog Shopping – 1.2%
94,045	MSC Industrial Direct Co., Inc. – Class A	7,284,726
Retail – Perfume and Cosmetics – 0.6%
34,443	Ulta Salon, Cosmetics & Fragrance, Inc.	3,449,811
Retail – Petroleum Products – 1.3%
189,480	World Fuel Services Corp.	7,575,410
Semiconductor Components/Integrated Circuits – 1.9%
1,512,093	Atmel Corp.*	11,113,884
Semiconductor Equipment – 1.9%
43,201	ASML Holding N.V. (U.S. Shares)**	3,417,199
144,740	KLA-Tencor Corp.	8,066,360
		11,483,559
Telecommunication Equipment – 0.7%
110,280	NICE Systems, Ltd. (ADR)	4,068,229
Telecommunication Services – 2.5%
392,514	Amdocs, Ltd. (U.S. Shares)	14,558,344
Transactional Software – 2.9%
305,340	Solera Holdings, Inc.	16,992,171
Transportation – Railroad – 0.9%
46,260	Canadian Pacific Railway, Ltd. (U.S. Shares)**	5,615,039
Transportation – Services – 2.9%
145,855	C.H. Robinson Worldwide, Inc.	8,213,095
227,666	Expeditors International of Washington, Inc.	8,653,585
		16,866,680
Transportation – Truck – 1.1%
123,453	Landstar System, Inc.	6,357,829
Vitamins and Nutrition Products – 0.6%
46,066	Mead Johnson Nutrition Co.	3,649,809
Wireless Equipment – 3.2%
178,099	Crown Castle International Corp.*	12,892,587
103,820	Motorola Solutions, Inc.	5,993,528
		18,886,115

Total Common Stock (cost $363,968,773)		585,548,729

Money Market – 0.9%
5,192,389	Janus Cash Liquidity Fund LLC, 0%£ (cost $5,192,389)	5,192,389

Total Investments (total cost $369,161,162) – 99.9%		590,741,118

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		341,929

Net Assets – 100%		$591,083,047

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$22,600,688	3.8%
Hong Kong	9,689,525	1.6%
Ireland	9,912,672	1.7%
Israel	4,068,229	0.7%
Netherlands	3,417,199	0.6%
United States††	541,052,805	91.6%

Total	$590,741,118	100.0%

††	Includes Cash Equivalents of 0.9%.

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
Canadian Dollar 8/8/13	5,350,000	$5,083,522	$34,136
Euro 8/8/13	1,920,000	2,499,284	(2,113)

		7,582,806	32,023

HSBC Securities (USA), Inc.: Euro 8/15/13	2,190,000	2,850,850	(17)

JPMorgan Chase & Co.: Euro 8/2/13	2,305,000	3,000,349	19,593

RBC Capital Markets Corp.: Euro 8/22/13	600,000	781,083	2,721

Total		$14,215,088	$54,320

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2013

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt

LLC	Limited Liability Company

N.V.	Naamloze Vennootschap: Dutch term for Public Limited Liability Company.

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.

**	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2013, is noted below.

Portfolio	Aggregate Value

Janus Aspen Enterprise Portfolio	$45,482,558

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2013. Except for the value at period end, all other information in the table is for the period ended June 30, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/13

Janus Aspen Enterprise Portfolio
Janus Cash Liquidity Fund LLC	45,557,792	$45,557,792	(52,976,000)	$(52,976,000)	$–	$9,893	$5,192,389

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Enterprise Portfolio
Common Stock
Airlines	$–	$9,912,672	$–
Telecommunication Equipment	–	4,068,229	–
All Other	571,567,828	–	–

Money Market	–	5,192,389	–

Total Investments in Securities	$571,567,828	$19,173,290	$–

Other Financial Instruments(a)	$–	$54,320	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Janus Aspen Series | 9

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2013 (unaudited)	Enterprise
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$369,161
Unaffiliated investments at value	$585,549
Affiliated investments at value	5,192
Cash	1
Receivables:
Investments sold	1,335
Closed foreign currency contracts	128
Portfolio shares sold	96
Dividends	256
Non-interested Trustees’ deferred compensation	10
Other assets	2
Forward currency contracts	56
Total Assets	592,625
Liabilities:
Payables:
Investments purchased	608
Portfolio shares repurchased	502
Dividends	–
Advisory fees	312
Fund administration fees	5
Internal servicing cost	1
Distribution fees and shareholder servicing fees	46
Non-interested Trustees’ fees and expenses	5
Non-interested Trustees’ deferred compensation fees	10
Accrued expenses and other payables	51
Forward currency contracts	2
Total Liabilities	1,542
Net Assets	$591,083
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$355,777
Undistributed net investment loss*	(206)
Undistributed net realized gain from investment and foreign currency transactions*	13,877
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	221,635
Total Net Assets	$591,083
Net Assets - Institutional Shares	$363,647
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	7,249
Net Asset Value Per Share	$50.17
Net Assets - Service Shares	$227,436
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,701
Net Asset Value Per Share	$48.38

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

10 | JUNE 30, 2013

Statement of Operations

Janus Aspen
For the period ended June 30, 2013 (unaudited)	Enterprise
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Dividends	2,116
Dividends from affiliates	10
Foreign tax withheld	(40)
Total Investment Income	2,086
Expenses:
Advisory fees	1,864
Internal servicing expense - Institutional Shares	2
Internal servicing expense - Service Shares	1
Shareholder reports expense	41
Transfer agent fees and expenses	1
Registration fees	14
Custodian fees	9
Professional fees	11
Non-interested Trustees’ fees and expenses	9
Fund administration fees	29
Distribution fees and shareholder servicing fees - Service Shares	280
Other expenses	22
Total Expenses	2,283
Net Expenses after Waivers and Expense Offsets	2,283
Net Investment Loss	(197)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	25,235
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	43,197
Net Gain on Investments	68,432
Net Increase in Net Assets Resulting from Operations	$68,235

See Notes to Financial Statements.

Janus Aspen Series | 11

Statements of Changes in Net Assets

	Janus Aspen
	Enterprise
For the period ended June 30 (unaudited) and the year ended December 31	Portfolio
(all numbers in thousands)	2013	2012

Operations:
Net investment income/(loss)	$(197)	$2,348
Net realized gain from investment and foreign currency transactions	25,235	56,095
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	43,197	26,793
Net Increase in Net Assets Resulting from Operations	68,235	85,236
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(1,592)	–
Service Shares	(772)	–
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(2,364)	–
Capital Share Transactions:
Shares Sold
Institutional Shares	10,526	18,805
Service Shares	17,794	44,824
Reinvested Dividends and Distributions
Institutional Shares	1,592	–
Service Shares	772	–
Shares Repurchased
Institutional Shares	(30,767)	(64,792)
Service Shares	(29,375)	(53,285)
Net Decrease from Capital Share Transactions	(29,458)	(54,448)
Net Increase in Net Assets	36,413	30,788
Net Assets:
Beginning of period	554,670	523,882
End of period	$591,083	$554,670

Undistributed Net Investment Income/(Loss)*	$(206)	$2,355

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

12 | JUNE 30, 2013

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30,	Janus Aspen Enterprise Portfolio
2013 (unaudited) and each year ended December 31	2013	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$44.77	$38.17	$38.72	$30.79	$21.26	$39.96
Income from Investment Operations:
Net investment income	0.05	0.30	0.10	0.09	0.05	0.13
Net gain/(loss) on investments (both realized and unrealized)	5.57	6.30	(0.65)	7.86	9.48	(16.82)
Total from Investment Operations	5.62	6.60	(0.55)	7.95	9.53	(16.69)
Less Distributions:
Dividends (from net investment income)*	(0.22)	–	–	(0.02)	–	(0.08)
Distributions (from capital gains)*	–	–	–	–	–	(1.93)
Total Distributions	(0.22)	–	–	(0.02)	–	(2.01)
Net Asset Value, End of Period	$50.17	$44.77	$38.17	$38.72	$30.79	$21.26
Total Return**	12.56%	17.29%	(1.42)%	25.85%	44.83%	(43.75)%
Net Assets, End of Period (in thousands)	$363,647	$341,699	$333,094	$394,500	$371,092	$279,088
Average Net Assets for the Period (in thousands)	$361,204	$344,014	$367,307	$359,669	$311,752	$453,662
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.69%	0.69%	0.68%	0.68%	0.70%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.69%	0.69%	0.68%	0.68%	0.70%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.03%	0.52%	(0.17)%	(0.01)%	0.02%	0.32%
Portfolio Turnover Rate	8%	15%	15%	24%	36%	60%

Service Shares

For a share outstanding during the period ended June 30,	Janus Aspen Enterprise Portfolio
2013 (unaudited) and each year ended December 31	2013	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$43.18	$36.91	$37.53	$29.90	$20.70	$38.97
Income from Investment Operations:
Net investment income/(loss)	(0.08)	0.09	(0.17)	(0.10)	(0.09)	0.02
Net gain/(loss) on investments (both realized and unrealized)	5.44	6.18	(0.45)	7.73	9.29	(16.34)
Total from Investment Operations	5.36	6.27	(0.62)	7.63	9.20	(16.32)
Less Distributions:
Dividends (from net investment income)*	(0.16)	–	–	–	–	(0.02)
Distributions (from capital gains)*	–	–	–	–	–	(1.93)
Total Distributions	(0.16)	–	–	–	–	(1.95)
Net Asset Value, End of Period	$48.38	$43.18	$36.91	$37.53	$29.90	$20.70
Total Return**	12.43%	16.99%	(1.65)%	25.52%	44.44%	(43.88)%
Net Assets, End of Period (in thousands)	$227,436	$212,971	$190,788	$243,756	$221,824	$186,105
Average Net Assets for the Period (in thousands)	$226,087	$206,153	$223,285	$220,145	$196,683	$300,898
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.94%	0.94%	0.93%	0.93%	0.95%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%	0.94%	0.93%	0.93%	0.95%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.22)%	0.28%	(0.41)%	(0.26)%	(0.25)%	0.07%
Portfolio Turnover Rate	8%	15%	15%	24%	36%	60%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

See Notes to Financial Statements.

Janus Aspen Series | 13

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Enterprise Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

14 | JUNE 30, 2013

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of

Janus Aspen Series | 15

Notes to Financial Statements (unaudited) (continued)

certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the period ended June 30, 2013.

Transfers Out
of Level 2 to
Portfolio	Level 1

Janus Aspen Enterprise Portfolio	$12,665,248

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2013 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

16 | JUNE 30, 2013

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2013.

Fair Value of Derivative Instruments as of June 30, 2013

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$56,450	Forward currency contracts	$2,130

Total		$56,450		$2,130

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2013.

The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2013

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$152,108	$152,108

Total	$–	$–	$–	$152,108	$152,108

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$180,445	$180,445

Total	$–	$–	$–	$180,445	$180,445

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to

18 | JUNE 30, 2013

extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.

A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Portfolio has recently adopted guidance requiring entities to present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Portfolio does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been received by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets

Net Amounts of
Assets
		Gross Amounts	Presented
		Offset in the	in the
		Statement of	Statement
	Gross Amounts of	Assets and	of Assets and
Description	Recognized Assets	Liabilities	Liabilities

Forward Currency Contracts	$56,450	$–	$56,450

Total	$56,450	$–	$56,450

	Net Amounts of
	Assets
	Presented
	in the
	Statement
	of Assets and
Counterparty	Liabilities	Collateral Received	Net Amount

Credit Suisse Securities (USA) LLC	$34,136	$–	$34,136
JPMorgan Chase & Co.	19,593	–	19,593
RBC Capital Markets Corp.	2,721	–	2,721

Total	$56,450	$–	$56,450

Offsetting of Financial Liabilities and Derivative Liabilities

Net Amounts of
Liabilities
		Gross Amounts	Presented
		Offset in the	in the
		Statement of	Statement
	Gross Amounts of	Assets and	of Assets and
Description	Recognized Liabilities	Liabilities	Liabilities

Forward Currency Contracts	$2,130	$–	$2,130

Total	$2,130	$–	$2,130

	Net Amounts of
	Liabilities
	Presented
	in the
	Statement
	of Assets and
Counterparty	Liabilities	Collateral Pledged	Net Amount

Credit Suisse Securities (USA) LLC	$2,113	$–	$2,113
HSBC Securities (USA), Inc.	17	–	17

Total	$2,130	$–	$2,130

The Portfolio does not require the counterparty to post collateral for forward currency contracts; however, the Portfolio will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts. The Portfolio may require the counterparty to pledge collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit collateral with the custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement.

20 | JUNE 30, 2013

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Enterprise Portfolio	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and other shareholder relation services for the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $147,212 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $16,862 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2013. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Enterprise Portfolio	$369,368,372	$227,125,971	$(5,753,225)	$221,372,746

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2012

	December 31,	Accumulated
Portfolio	2017	Capital Losses

Janus Aspen Enterprise Portfolio	$(11,277,505)	$(11,277,505)

22 | JUNE 30, 2013

6.	Capital Share Transactions

For the period ended June 30 (unaudited)	Janus Aspen
and the year ended December 31	Enterprise Portfolio
(all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Institutional Shares
Shares sold	218	446
Reinvested dividends and distributions	32	–
Shares repurchased	(634)	(1,540)
Net Increase/(Decrease) in Portfolio Shares	(384)	(1,094)
Shares Outstanding, Beginning of Period	7,633	8,727
Shares Outstanding, End of Period	7,249	7,633
Transactions in Portfolio Shares – Service Shares
Shares sold	382	1,076
Reinvested dividends and distributions	16	–
Shares repurchased	(629)	(1,313)
Net Increase/(Decrease) in Portfolio Shares	(231)	(237)
Shares Outstanding, Beginning of Period	4,932	5,169
Shares Outstanding, End of Period	4,701	4,932

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Enterprise Portfolio	$43,329,061	$62,480,852	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 23

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

24 | JUNE 30, 2013

including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the

Janus Aspen Series | 25

Additional Information (unaudited) (continued)

compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio

26 | JUNE 30, 2013

to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 27

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P. and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares

28 | JUNE 30, 2013

redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t

Janus Aspen Series | 29

Useful Information About Your Portfolio Report (unaudited) (continued)

confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

30 | JUNE 30, 2013

Notes

Janus Aspen Series | 31

Notes

32 | JUNE 30, 2013

Notes

Janus Aspen Series | 33

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0813-42880	109-24-81116 08-13

SEMIANNUAL REPORT

June 30, 2013

Janus Aspen Series

Janus Aspen Flexible Bond Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Aspen Flexible Bond Portfolio (unaudited)

Portfolio Snapshot
We believe a bottom-up, fundamentally driven investment process that focuses on credit-oriented investments can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Summary

During the six-month period ended June 30, 2013, Janus Aspen Flexible Bond Portfolio’s Institutional Shares and Service Shares returned -1.62% and -1.68%, respectively, compared with a -2.44% return for the Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index.

Investment Environment

Longer-term U.S. Treasury yields rose during the period as improving economic data led to speculation that the Federal Reserve (Fed) might soon taper its quantitative easing program, through which it has been buying $85 billion per month in Treasury bonds and mortgage-backed securities (MBS). Remarks by Fed Chairman Ben Bernanke in May and June further underscored this idea. Treasury bond markets sold off, along with lower-coupon MBS. Corporate credit spreads also widened, as investors wondered how the economy and markets would fare if the support of monetary stimulus were removed.

Performance Discussion

The Portfolio outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, largely on the strength of our security selection in MBS and corporate credit. Given our concern about rising interest rates, we reduced both weighting to and duration in corporate credit during the period. We also reduced Treasury duration and added to our position in higher-coupon MBS. We expect to maintain a more defensive stance toward interest rates as long as we believe conditions warrant it.

From an industry sector standpoint, top credit contributors included noncaptive diversified financials, banking and chemicals. Sector detractors were led by cyclical consumer services, property and casualty insurers and integrated energy.

On an individual credit basis, our security selection in General Electric Capital and Bank of America contributed to outperformance, particularly our allocation to hybrids/preferred stock, which performed well on a relative basis compared with other types of corporate debt as interest rates rose toward the end of the period.

Software and analytics provider Verisk Analytics also contributed. The company reported solid earnings during the period and has continued to execute on its plan to pay down debt.

Meanwhile, credit detractors were led by home security services provider ADT Corp., food company Kraft and diversified holding company Loews Corp. In each case, the underperformance was due primarily to holding longer-duration securities, which tend to fare relatively worse than shorter-duration securities during rising-rate periods.

Positive security selection in MBS, in particular our preference for prepayment-protected, higher-coupon MBS, contributed to outperformance during the period. We have sought to avoid the type of MBS that the Fed has been buying through its $40-billion-per-month MBS purchase program, which helped the Portfolio avoid much of the market volatility sparked by the question of when the Fed might reduce its MBS buying. During the period we added to our position in higher-coupon MBS, which we view as an attractive risk-adjusted spread alternative to corporate credit.

Given that interest rates rose, our underweight allocation to government agency-related debt contributed to positive relative performance during the period. Our small holdings in bank loans, which are designed to reset based on short-term interest rates, also contributed modestly.

The fixed income sleeve’s U.S. Treasury securities holdings detracted from relative performance. We held an underweight allocation to Treasury securities compared with the benchmark, but our Treasury duration (i.e., our sensitivity to rising interest rates) was longer for much of the period. We reduced Treasury duration compared with the benchmark beginning in mid-May.

Janus Aspen Series | 1

Janus Aspen Flexible Bond Portfolio (unaudited)

Top Credit Contributors & Detractors

Contributors

General Electric Capital:  GE Capital provides financing, mortgage and insurance services. GE Capital has undergone a significant balance sheet transformation since the 2007-2008 financial crisis, making significant strides in reducing leverage, increasing reserves, cutting reliance on short-term funding and improving capital. Its management team has been committed to reducing the size of the company, which should reduce debt outstanding and improve the quality of its balance sheet.

Bank of America:  Bank of America offers banking and financial products and services. Bank of America’s management team has been focused on reducing risk exposure to legacy mortgage issues, divesting noncore assets, increasing capital, maintaining excess liquidity and reducing long-term debt outstanding, all of which we view as potentially beneficial to the company.

Verisk Analytics:  Verisk Analytics provides software and analytics services, primarily to the insurance industry. High barriers to entry have resulted in a dominant market share position. The company’s recent performance and execution have been strong as it continued to drive organic revenue growth in new end markets. Verisk also has had stable earnings/free cash flow through many economic environments.

Detractors

ADT Corp.: ADT Corp., which provides home security monitoring services, spun off from Tyco International in 2012. We find the business model attractive, as the company has long-term contracts that provide stability of earnings and free cash flow. Consumers have been adopting its new home automation package, ADT Pulse, which we believe should help boost earnings and lead to gradual deleveraging of the company’s capital structure over time.

Kraft:  Kraft Foods Group is a food company that offers branded beverages, cheese, grocery products and convenient meals. We have reduced duration and trimmed our allocation to Kraft, a strong performer throughout much of 2012, but we still like it as a defensive position. We also appreciate its continued focus on margin expansion following the spin-off of its North American grocery business last year.

Loews Corp.: Loews Corp. is a diversified holding company, with subsidiaries that are involved in businesses including commercial property-casualty insurance, offshore drilling, and hotels and resorts.

Outlook

Over the past few years, the Fed’s unconventional monetary policies have suppressed U.S. Treasury rates to unprecedented lows in an effort to stimulate economic growth. Recent U.S. economic data reflects modest acceleration that may give the Fed the support it needs to begin tapering quantitative easing. However, we still believe the Fed will leave short-term interest rates unchanged for an extended period.

While some investors may believe that rates will continue to move higher from here and that we’ve seen the end of the bull market in fixed income, it’s important to recognize that the impact of rising rates will not be uniform across all fixed income securities. In our view, the biggest effect is likely to be on securities with 10 or more years to maturity. We view that segment of the yield curve as containing the greatest potential for capital loss and the greatest volatility. We have reduced exposure to longer-duration securities in an effort to buffer the effect of rising rates. Some corporate credit names tend to be more sensitive to interest rate changes than others, and we have reduced our exposure to those, as well. We also continue to look for opportunities in products that have served in the past as alternatives to government bonds and corporate credit, including bank loans and agency MBS.

Security selection in fixed income has become extremely important, in our view, as valuations have become stretched due to investors’ search for yield and the growing risk of higher interest rates. In this environment, we believe that preservation of capital must take priority over aggressive return seeking. This is not to say that great opportunities have disappeared from the fixed income market – they have not, and we are still finding some – but the universe of securities to select from today is much narrower than it has been over the last four years. A back-up in rates may have the positive effect of lowering fixed income valuations and opening up fresh opportunities for investing at more attractive levels in credits that we believe offer the potential for good risk-adjusted returns.

Because we have tended to generate the majority of our excess return through security selection, we see this as a time of great opportunity. Credit risk (i.e., the risk that borrowers will default) has been relatively low for years due to the excess levels of cash held on corporate balance sheets, and we believe that will continue. We

2 | JUNE 30, 2013

(unaudited)

believe returns this year will be significantly influenced not just by what we own, but by what we have chosen not to own: There are many securities that offer what we view as asymmetric risk profiles, with greater downside risk exposure, and we intend to steer around them. In our view, the key to success for the remainder of the year will be driving performance through security selection while navigating interest-rate volatility.

Thank you for your investment in Janus Aspen Flexible Bond Portfolio.

Janus Aspen Series | 3

Janus Aspen Flexible Bond Portfolio (unaudited)

Janus Aspen Flexible Bond Portfolio At A Glance

Portfolio Profile
June 30, 2013

Weighted Average Maturity	6.8 Years
Average Effective Duration*	4.5 Years
30-day Current Yield**
Institutional Shares
Without Reimbursement	2.34%
With Reimbursement	2.35%
Service Shares
Without Reimbursement	2.07%
With Reimbursement	2.08%
Number of Bonds/Notes	361

*	A theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Fixed Income Securities)
June 30, 2013

AAA	0.5%
AA	51.2%
A	7.4%
BBB	24.4%
BB	11.9%
B	1.6%
CCC	0.2%
Other	2.8%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2013

Asset Allocation – (% of Net Assets)
As of June 30, 2013

4 | JUNE 30, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013						Expense Ratios – per the May 1, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Flexible Bond Portfolio – Institutional Shares	–1.62%	1.61%	7.74%	5.79%	7.15%	0.57%	0.55%

Janus Aspen Flexible Bond Portfolio – Service Shares	–1.68%	1.44%	7.47%	5.53%	6.93%	0.82%	0.80%

Barclays U.S. Aggregate Bond Index	–2.44%	–0.69%	5.19%	4.52%	5.75%

Morningstar Quartile – Institutional Shares	–	2nd	1st	1st	1st

Morningstar Ranking – Institutional Shares based on total returns for Intermediate Term Bond Funds	–	368/1,236	90/1,065	68/952	2/504

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2014.

The Portfolio’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries, and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Portfolio’s prospectuses or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Portfolios that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Flexible Bond Portfolio (unaudited)

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 13, 1993

6 | JUNE 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Institutional Shares	$1,000.00	$985.40	$2.71	$1,000.00	$1,022.07	$2.76	0.55%

Service Shares	$1,000.00	$983.20	$3.93	$1,000.00	$1,020.83	$4.01	0.80%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series | 7

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2013

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 3.5%
$800,000	AmeriCredit Automobile Receivables Trust 3.3800%, 4/9/18	$816,753
1,271,000	AmeriCredit Automobile Receivables Trust 2.6800%, 10/9/18	1,261,848
944,822	Beacon Container Finance LLC 3.7200%, 9/20/27 (144A)	942,075
861,000	Commercial Mortgage Pass Through Certificates 3.4244%, 3/10/31 (144A)	826,471
289,000	Commercial Mortgage Trust 5.6500%, 12/10/49	295,459
2,132,000	Commercial Mortgage Trust 5.8670%, 12/10/49‡	2,283,931
1,608,303	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20§	1,327,349
653,000	FREMF Mortgage Trust 2.8037%, 5/25/19 (144A),‡	656,455
382,000	GS Mortgage Securities Corp. II 2.9540%, 11/5/22 (144A)	355,363
1,121,000	GS Mortgage Securities Corp. II 3.5495%, 12/10/27 (144A),‡	958,503
1,045,000	GS Mortgage Securities Corp. II 2.7982%, 11/8/29 (144A),‡	1,042,887
483,000	GS Mortgage Securities Corp. II 3.7982%, 11/8/29 (144A),‡	470,513
524,000	GS Mortgage Securities Corp. Trust 3.7706%, 1/10/18 (144A),‡	515,022
955,000	GS Mortgage Securities Corp. Trust 3.5510%, 4/10/34 (144A),‡	940,296
380,000	JPMorgan Chase Commercial Mortgage Securities Trust 3.9340%, 4/15/30 (144A),‡	374,965
546,000	Santander Drive Auto Receivables Trust 2.5200%, 9/15/16	539,122
168,000	Santander Drive Auto Receivables Trust 3.6400%, 5/15/18	171,624
566,000	Santander Drive Auto Receivables Trust 3.3000%, 9/17/18	570,853
1,355,000	Wachovia Bank Commercial Mortgage Trust 5.3830%, 12/15/43	1,428,419
964,000	Wachovia Bank Commercial Mortgage Trust 5.5910%, 4/15/47‡	1,021,672

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $17,227,790)		16,799,580

Bank Loans – 0.8%
Casino Hotels – 0.4%
1,891,495	MGM Resorts International 3.5000%, 12/20/19‡	1,877,309
Metal – Iron – 0.2%
825,760	FMG Resources (August 2006) Pty, Ltd. 5.2500%, 10/18/17‡	820,211
Pharmaceuticals – 0.2%
930,694	Quintiles Transnational Corp. 4.5000%, 6/8/18‡	929,530

Total Bank Loans (cost $3,631,961)		3,627,050

Corporate Bonds – 44.4%
Aerospace and Defense – Equipment – 0.4%
905,000	Exelis, Inc. 4.2500%, 10/1/16	954,197
391,000	Exelis, Inc. 5.5500%, 10/1/21	397,210
776,000	TransDigm, Inc. 7.7500%, 12/15/18	816,740
		2,168,147
Airlines – 0.2%
283,000	Southwest Airlines Co. 5.2500%, 10/1/14	296,237
776,000	Southwest Airlines Co. 5.1250%, 3/1/17	836,579
		1,132,816
Automotive – Cars and Light Trucks – 0.1%
469,000	Jaguar Land Rover Automotive PLC 5.6250%, 2/1/23 (144A)	454,930
Beverages – Wine and Spirits – 0%
210,000	Constellation Brands, Inc. 3.7500%, 5/1/21	196,613
Broadcast Services and Programming – 0.3%
1,500,000	A&E Communications – Private Placement 3.6300%, 8/22/22§	1,510,185
Building – Residential and Commercial – 0.3%
499,000	D.R. Horton, Inc. 4.7500%, 5/15/17	515,217
149,000	D.R. Horton, Inc. 4.3750%, 9/15/22	141,550
367,000	M.D.C. Holdings, Inc. 5.3750%, 12/15/14	384,147
349,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	364,705
239,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	222,270
		1,627,889
Building Products – Cement and Aggregate – 0.3%
883,000	Hanson, Ltd. 6.1250%, 8/15/16	955,847
247,000	Vulcan Materials Co. 7.0000%, 6/15/18	267,995
		1,223,842
Casino Hotels – 0.4%
485,000	MGM Resorts International 6.6250%, 7/15/15	517,131
623,000	MGM Resorts International 7.5000%, 6/1/16	679,070
790,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	730,750
		1,926,951
Cellular Telecommunications – 0.3%
1,314,000	Sprint Nextel Corp. 7.0000%, 8/15/20	1,379,700
Chemicals – Diversified – 0.5%
2,176,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19	2,367,697

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2013

Schedule of Investments (unaudited)

As of June 30, 2013

Shares or Principal Amount		Value

Chemicals – Specialty – 0.8%
$809,000	Ashland, Inc. 3.8750%, 4/15/18 (144A)	$800,910
828,000	Ashland, Inc. 4.7500%, 8/15/22 (144A)	819,720
1,176,000	Ashland, Inc. 6.8750%, 5/15/43 (144A)	1,199,520
957,000	Ecolab, Inc. 3.0000%, 12/8/16	998,468
		3,818,618
Commercial Banks – 2.7%
285,000	CIT Group, Inc. 4.7500%, 2/15/15 (144A)	289,631
2,675,000	CIT Group, Inc. 4.2500%, 8/15/17	2,688,375
467,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	504,360
1,908,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	1,970,010
910,000	HSBC Bank USA N.A. 4.8750%, 8/24/20	974,863
2,287,000	Intesa Sanpaolo SpA 3.8750%, 1/16/18	2,196,002
1,140,000	SVB Financial Group 5.3750%, 9/15/20	1,247,731
768,000	Zions Bancorp 4.5000%, 3/27/17	812,195
2,245,000	Zions Bancorp 5.8000%, 12/15/99‡	2,110,300
		12,793,467
Computer Aided Design – 0.4%
657,000	Autodesk, Inc. 1.9500%, 12/15/17	640,982
1,124,000	Autodesk, Inc. 3.6000%, 12/15/22	1,072,819
		1,713,801
Consulting Services – 1.2%
752,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	805,839
3,028,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	3,342,170
1,430,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	1,420,932
		5,568,941
Data Processing and Management – 0.3%
827,000	Fiserv, Inc. 3.1250%, 10/1/15	862,663
420,000	Fiserv, Inc. 3.1250%, 6/15/16	437,958
		1,300,621
Dialysis Centers – 0.1%
678,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A)	713,595
Diversified Banking Institutions – 4.0%
217,000	Bank of America Corp. 4.5000%, 4/1/15	227,617
1,222,000	Bank of America Corp. 1.5000%, 10/9/15	1,219,224
933,000	Bank of America Corp. 3.6250%, 3/17/16	974,618
1,477,000	Bank of America Corp. 3.7500%, 7/12/16	1,548,314
628,000	Bank of America Corp. 2.0000%, 1/11/18	608,290
1,351,000	Bank of America Corp. 8.0000%, 7/30/99‡	1,504,676
228,000	Bank of America Corp. 8.1250%, 11/15/99‡	256,500
613,000	Citigroup, Inc. 5.0000%, 9/15/14	637,046
1,032,000	Citigroup, Inc. 5.3500%, 11/15/99‡	967,500
616,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	667,611
3,608,000	Goldman Sachs Group, Inc. 2.3750%, 1/22/18	3,542,450
867,000	Morgan Stanley 4.0000%, 7/24/15	903,715
2,809,000	Morgan Stanley 3.4500%, 11/2/15	2,898,506
478,000	Morgan Stanley 4.7500%, 3/22/17	506,994
1,660,000	Morgan Stanley 2.1250%, 4/25/18	1,588,671
295,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	299,944
909,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23	862,380
		19,214,056
Diversified Financial Services – 1.2%
966,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	934,884
109,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	113,360
1,400,000	General Electric Capital Corp. 6.2500%, 12/15/99‡	1,487,500
3,100,000	General Electric Capital Corp. 7.1250%, 12/15/99‡	3,503,000
		6,038,744
Diversified Minerals – 0.2%
1,079,000	FMG Resources (August 2006) Pty, Ltd. 7.0000%, 11/1/15 (144A)	1,089,790
Diversified Operations – 0.6%
577,000	GE Capital Trust I 6.3750%, 11/15/67‡	597,916
2,098,000	Ingersoll-Rand Global Holding Co., Ltd. 4.2500%, 6/15/23 (144A)	2,084,825
		2,682,741
Electric – Generation – 0%
111,000	AES Corp. 7.7500%, 10/15/15	122,378
Electric – Integrated – 1.2%
1,017,000	CMS Energy Corp. 4.2500%, 9/30/15	1,078,587
757,000	CMS Energy Corp. 5.0500%, 2/15/18	840,910

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2013

Shares or Principal Amount		Value

Electric – Integrated – (continued)
$624,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	$662,767
493,000	Monongahela Power Co., Inc. 6.7000%, 6/15/14	518,745
1,370,000	PPL Energy Supply LLC 4.6000%, 12/15/21	1,394,145
762,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	796,363
511,000	PPL WEM Holdings PLC 5.3750%, 5/1/21 (144A)	560,376
		5,851,893
Electronic Components – Semiconductors – 0.7%
3,287,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	3,255,777
Electronic Connectors – 0.6%
1,188,000	Amphenol Corp. 4.7500%, 11/15/14	1,244,946
1,435,000	Amphenol Corp. 4.0000%, 2/1/22	1,432,048
		2,676,994
Electronic Measuring Instruments – 0.3%
1,276,000	FLIR Systems, Inc. 3.7500%, 9/1/16	1,318,876
Engineering – Research and Development Services – 0.4%
909,000	URS Corp. 4.3500%, 4/1/17 (144A)	926,033
970,000	URS Corp. 5.5000%, 4/1/22 (144A)	1,000,937
		1,926,970
Finance – Auto Loans – 1.9%
2,947,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	3,037,603
699,000	Ford Motor Credit Co. LLC 3.0000%, 6/12/17	700,473
786,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	889,589
855,000	Ford Motor Credit Co. LLC 5.0000%, 5/15/18	911,793
2,027,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	2,209,937
602,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18 (144A)	585,445
865,000	General Motors Financial Co., Inc. 4.2500%, 5/15/23 (144A)	805,531
		9,140,371
Finance – Credit Card – 0.2%
1,041,000	American Express Co. 6.8000%, 9/1/66‡	1,111,268
Finance – Investment Bankers/Brokers – 1.4%
1,185,000	Charles Schwab Corp. 7.0000%, 8/1/99‡	1,321,275
1,123,000	Lazard Group LLC 7.1250%, 5/15/15	1,219,421
178,000	Lazard Group LLC 6.8500%, 6/15/17	199,101
3,136,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	3,302,942
436,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	506,826
		6,549,565
Finance – Leasing Companies – 0.6%
3,008,000	LeasePlan Corp. N.V. 2.5000%, 5/16/18 (144A)	2,898,843
Finance – Mortgage Loan Banker – 0.3%
1,405,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A)	1,590,910
Finance – Other Services – 0.2%
869,000	CNH Capital LLC 3.6250%, 4/15/18 (144A)	827,723
Food – Meat Products – 0.9%
2,719,000	Tyson Foods, Inc. 6.6000%, 4/1/16	3,071,209
1,272,000	Tyson Foods, Inc. 4.5000%, 6/15/22	1,299,760
		4,370,969
Food – Miscellaneous/Diversified – 0.1%
418,000	Hawk Acquisition Sub, Inc. 4.2500%, 10/15/20 (144A)	399,713
Food – Retail – 0.4%
350,000	Safeway, Inc. 3.9500%, 8/15/20	343,213
1,676,000	Safeway, Inc. 4.7500%, 12/1/21	1,707,567
		2,050,780
Gas – Transportation – 0%
142,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	154,846
Hotels and Motels – 0.2%
194,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	229,379
796,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	961,390
		1,190,769
Investment Management and Advisory Services – 0.8%
1,056,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	1,153,680
1,654,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	1,711,890
992,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	1,011,840
		3,877,410
Life and Health Insurance – 0.5%
2,472,000	Primerica, Inc. 4.7500%, 7/15/22	2,615,552

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2013

Schedule of Investments (unaudited)

As of June 30, 2013

Shares or Principal Amount		Value

Linen Supply & Related Items – 0.2%
$442,000	Cintas Corp. No. 2 2.8500%, 6/1/16	$461,450
471,000	Cintas Corp. No. 2 4.3000%, 6/1/21	493,238
		954,688
Medical – Biomedical and Genetic – 0.6%
494,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	516,953
2,243,000	Life Technologies Corp. 6.0000%, 3/1/20	2,526,894
		3,043,847
Medical – Drugs – 0.8%
2,035,000	AbbVie, Inc. 1.7500%, 11/6/17 (144A)	1,993,724
370,000	AbbVie, Inc. 2.0000%, 11/6/18 (144A)	358,762
1,562,000	VPII Escrow Corp. 6.7500%, 8/15/18 (144A)	1,601,050
		3,953,536
Medical – Generic Drugs – 0.4%
1,998,000	Actavis, Inc. 1.8750%, 10/1/17	1,947,770
Metal Processors and Fabricators – 0%
171,000	Timken Co. 6.0000%, 9/15/14	180,784
Multi-Line Insurance – 1.7%
1,517,000	American International Group, Inc. 4.2500%, 9/15/14	1,573,194
429,000	American International Group, Inc. 5.6000%, 10/18/16	478,031
769,000	American International Group, Inc. 5.4500%, 5/18/17	847,697
713,000	American International Group, Inc. 6.2500%, 3/15/37	728,151
2,311,000	American International Group, Inc. 8.1750%, 5/15/58‡	2,819,420
785,000	ING U.S., Inc. 2.9000%, 2/15/18 (144A)	788,950
894,000	ING U.S., Inc. 5.6500%, 5/15/53 (144A),‡	840,360
189,000	Loews Corp. 2.6250%, 5/15/23	171,912
		8,247,715
Office Furnishings – Original – 0.1%
336,000	Interface, Inc. 7.6250%, 12/1/18	356,160
Oil – Field Services – 0.2%
773,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	817,451
Oil and Gas Drilling – 0.5%
1,836,000	Nabors Industries, Inc. 5.0000%, 9/15/20	1,871,635
631,000	Rowan Cos., Inc. 5.0000%, 9/1/17	681,983
		2,553,618
Oil Companies – Exploration and Production – 2.8%
4,051,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	4,030,745
1,297,000	Cimarex Energy Co. 5.8750%, 5/1/22	1,342,395
191,000	Continental Resources, Inc. 7.1250%, 4/1/21	210,100
2,680,000	Continental Resources, Inc. 5.0000%, 9/15/22	2,726,900
772,000	Petrohawk Energy Corp. 10.5000%, 8/1/14	811,372
162,000	Petrohawk Energy Corp. 7.2500%, 8/15/18	176,742
892,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	978,970
618,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	655,207
1,951,000	Plains Exploration & Production Co. 6.8750%, 2/15/23	2,087,379
451,000	Whiting Petroleum Corp. 6.5000%, 10/1/18	476,932
		13,496,742
Oil Companies – Integrated – 0.1%
637,000	Phillips 66 2.9500%, 5/1/17	656,504
Oil Refining and Marketing – 0.1%
576,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	657,296
Pharmacy Services – 1.0%
815,000	Express Scripts Holding Co. 3.1250%, 5/15/16	847,483
3,866,000	Express Scripts Holding Co. 2.6500%, 2/15/17	3,936,566
		4,784,049
Pipelines – 2.2%
821,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	850,880
1,845,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	1,891,169
146,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	168,983
626,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	671,641
1,343,000	Kinder Morgan Finance Co. LLC 5.7000%, 1/5/16	1,438,482
1,162,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	1,232,409
3,234,000	Western Gas Partners L.P. 5.3750%, 6/1/21	3,470,279
1,072,000	Williams Cos., Inc. 3.7000%, 1/15/23	995,977
		10,719,820
Publishing – Newspapers – 0%
130,000	Gannett Co., Inc. 6.3750%, 9/1/15	140,400
Publishing – Periodicals – 0.3%
1,238,000	UBM PLC 5.7500%, 11/3/20 (144A)	1,255,006

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 11

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2013

Shares or Principal Amount		Value

Real Estate Management/Services – 0.5%
$446,000	CBRE Services, Inc. 6.6250%, 10/15/20	$470,530
1,749,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	1,716,246
		2,186,776
Real Estate Operating/Development – 0.2%
822,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	885,809
REIT – Diversified – 1.4%
1,474,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	1,448,466
2,660,000	American Tower Trust I 3.0700%, 3/15/23 (144A)	2,540,659
710,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	791,231
1,875,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	2,099,858
		6,880,214
REIT – Health Care – 0.2%
364,000	Senior Housing Properties Trust 6.7500%, 4/15/20	400,456
426,000	Senior Housing Properties Trust 6.7500%, 12/15/21	470,628
		871,084
REIT – Hotels – 0.2%
522,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	529,726
316,000	Host Hotels & Resorts L.P. 3.7500%, 10/15/23	289,818
		819,544
REIT – Office Property – 1.0%
1,823,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	1,857,870
292,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	318,179
785,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 5.0000%, 8/15/18	835,793
1,399,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 7.7500%, 3/15/20	1,647,993
		4,659,835
Retail – Regional Department Stores – 0.1%
353,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	400,992
Retail – Restaurants – 0.4%
2,312,000	Brinker International, Inc. 3.8750%, 5/15/23	2,168,214
Rubber – Tires – 0.1%
376,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	387,158
Security Services – 1.0%
5,111,000	ADT Corp. 4.1250%, 6/15/23	4,814,107
Semiconductor Components/Integrated Circuits – 0.8%
4,005,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	3,850,195
Steel – Producers – 0.4%
776,000	ArcelorMittal 5.0000%, 2/25/17	785,700
575,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	545,316
551,000	Steel Dynamics, Inc. 5.2500%, 4/15/23 (144A)	539,980
		1,870,996
Super-Regional Banks – 0.2%
717,000	Wells Fargo & Co. 7.9800%, 9/15/99‡	810,210
Telecommunication Services – 0.2%
815,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	822,470
Telephone – Integrated – 0.8%
2,664,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	2,763,900
316,000	Softbank Corp. 4.5000%, 4/15/20 (144A)	304,545
592,000	Sprint Capital Corp. 6.9000%, 5/1/19	615,680
		3,684,125
Transportation – Railroad – 0.1%
546,043	CSX Transportation, Inc. 8.3750%, 10/15/14	595,046
Transportation – Services – 0%
172,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	175,759
Transportation – Truck – 0.3%
1,237,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	1,289,670
Trucking and Leasing – 0.5%
221,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	224,797
1,578,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	1,622,381
604,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	597,076
		2,444,254

Total Corporate Bonds (cost $210,693,810)		214,236,595

Mortgage-Backed Securities – 23.9%
	Fannie Mae:
401,209	5.5000%, 1/1/25	433,068
840,985	5.5000%, 7/1/25	906,576
1,515,702	5.5000%, 8/1/25	1,634,050
1,151,049	5.0000%, 9/1/29	1,246,398
450,484	5.0000%, 1/1/30	488,297
244,666	5.5000%, 1/1/33	269,828
676,534	5.0000%, 9/1/33	755,420
159,807	5.0000%, 11/1/33	172,894
306,788	5.0000%, 12/1/33	331,888

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | JUNE 30, 2013

Schedule of Investments (unaudited)

As of June 30, 2013

Shares or Principal Amount		Value

	Fannie Mae: (continued)
$159,506	5.0000%, 2/1/34	$172,557
2,689,634	5.5000%, 7/1/35	2,948,931
538,593	5.0000%, 10/1/35	580,474
1,314,944	6.0000%, 12/1/35	1,468,263
563,606	5.5000%, 1/1/36	614,684
399,668	6.0000%, 2/1/37	448,851
370,857	6.0000%, 3/1/37	402,596
1,595,162	5.5000%, 5/1/37	1,756,472
306,404	6.0000%, 5/1/37	333,426
277,374	5.5000%, 7/1/37	300,829
1,572,960	6.0000%, 9/1/37	1,720,619
291,282	5.5000%, 3/1/38	321,135
1,191,749	6.0000%, 10/1/38	1,339,488
316,684	6.0000%, 11/1/38	344,613
774,436	6.0000%, 11/1/38	844,536
520,242	7.0000%, 2/1/39	583,972
634,891	5.0000%, 5/1/39	700,773
1,044,879	5.0000%, 2/1/40	1,144,205
617,372	6.0000%, 4/1/40	671,819
544,381	5.0000%, 6/1/40	600,440
1,022,958	5.0000%, 6/1/40	1,119,248
1,241,901	5.0000%, 6/1/40	1,365,158
2,403,713	6.0000%, 7/1/40	2,681,072
312,405	4.5000%, 10/1/40	336,606
315,034	4.0000%, 12/1/40	330,169
305,498	5.0000%, 3/1/41	337,153
500,638	4.5000%, 4/1/41	540,506
792,963	4.5000%, 4/1/41	849,523
555,009	5.0000%, 4/1/41	607,505
790,075	5.0000%, 4/1/41	872,192
816,535	4.5000%, 5/1/41	884,743
457,699	5.0000%, 5/1/41	505,337
595,575	5.0000%, 5/1/41	663,889
1,690,629	4.5000%, 6/1/41	1,830,717
1,015,998	5.0000%, 6/1/41	1,110,934
2,221,223	5.0000%, 6/1/41	2,474,447
425,529	5.0000%, 7/1/41	466,373
1,148,169	5.0000%, 7/1/41	1,257,325
1,077,837	4.5000%, 8/1/41	1,156,210
5,412,922	4.5000%, 8/1/41	5,900,509
19,564	5.0000%, 9/1/41	21,374
970,769	4.5000%, 10/1/41	1,037,793
633,821	5.0000%, 10/1/41	690,548
	Freddie Mac:
331,411	5.0000%, 1/1/19	350,285
258,712	5.0000%, 2/1/19	273,447
353,731	5.5000%, 8/1/19	377,871
514,485	5.0000%, 6/1/20	551,153
1,234,083	5.5000%, 12/1/28	1,349,956
1,638,175	5.0000%, 1/1/36	1,812,686
867,544	5.5000%, 10/1/36	958,870
482,336	5.0000%, 11/1/36	515,798
569,196	6.0000%, 1/1/38	618,187
204,996	5.5000%, 5/1/38	223,457
3,743,660	6.0000%, 11/1/38	4,192,077
1,447,269	5.0000%, 5/1/39	1,579,390
650,181	5.5000%, 10/1/39	711,076
706,000	4.5000%, 1/1/41	757,313
1,516,458	5.0000%, 5/1/41	1,665,159
244,849	4.5000%, 9/1/41	263,431
587,203	5.0000%, 9/1/41	634,934
	Ginnie Mae:
637,281	4.0000%, 8/15/24	678,915
948,163	5.1000%, 12/15/29	1,069,054
588,710	6.0000%, 11/20/34	656,358
2,505,192	5.5000%, 3/20/35	2,760,326
367,451	5.5000%, 9/15/35	412,230
673,929	5.5000%, 3/15/36	741,510
768,499	5.5000%, 3/20/36	844,153
943,832	5.5000%, 5/20/36	1,039,244
426,412	6.0000%, 1/20/39	479,356
423,727	5.0000%, 4/15/39	459,248
934,478	5.5000%, 8/15/39	1,084,726
1,370,135	5.5000%, 8/15/39	1,545,248
1,027,402	5.0000%, 9/15/39	1,133,656
2,103,310	5.0000%, 9/15/39	2,320,802
593,441	5.0000%, 10/15/39	650,069
808,459	5.0000%, 10/15/39	875,536
1,077,812	5.0000%, 11/15/39	1,192,951
310,782	5.0000%, 1/15/40	343,986
226,798	5.0000%, 4/15/40	251,026
361,192	5.0000%, 4/15/40	405,338
398,958	5.0000%, 5/15/40	438,706
783,122	5.0000%, 5/20/40	862,734
364,170	5.0000%, 7/15/40	403,075
1,030,100	5.0000%, 7/15/40	1,140,149
1,032,457	5.0000%, 2/15/41	1,133,238
928,545	5.5000%, 4/20/41	1,019,912
1,132,320	4.5000%, 5/15/41	1,258,260
426,212	5.0000%, 5/15/41	470,477
240,571	5.0000%, 6/20/41	263,059
1,021,402	5.0000%, 6/20/41	1,129,924
260,431	4.5000%, 7/15/41	279,381
908,512	4.5000%, 7/15/41	973,480
2,199,922	4.5000%, 8/15/41	2,400,136
350,826	5.0000%, 9/15/41	382,744
356,967	5.5000%, 9/20/41	390,985
1,876,712	5.0000%, 10/15/41	2,035,648
1,621,271	5.0000%, 10/20/41	1,764,590
162,711	6.0000%, 10/20/41	182,555
610,897	6.0000%, 12/20/41	685,638
1,053,314	5.5000%, 1/20/42	1,152,715
518,663	6.0000%, 1/20/42	581,908
532,510	6.0000%, 2/20/42	597,432
388,675	6.0000%, 3/20/42	435,877
1,778,353	6.0000%, 4/20/42	1,994,342
482,267	3.5000%, 5/20/42	498,230
1,282,338	6.0000%, 5/20/42	1,439,007
2,074,183	5.5000%, 7/20/42	2,274,638
490,305	6.0000%, 7/20/42	550,236
484,656	6.0000%, 8/20/42	543,862
561,514	6.0000%, 9/20/42	629,706
463,640	6.0000%, 11/20/42	520,361
485,073	6.0000%, 2/20/43	543,982

Total Mortgage-Backed Securities (cost $116,309,229)		115,332,242

Preferred Stock – 0.6%
Diversified Financial Services – 0.1%
21,000	Citigroup Capital XIII, 7.8750%	$584,850

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 13

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2013

Shares or Principal Amount		Value

Finance – Credit Card – 0.5%
83,625	Discover Financial Services, 6.5000%	$2,098,987

Total Preferred Stock (cost $2,682,641)		2,683,837

U.S. Treasury Notes/Bonds – 25.1%
	U.S. Treasury Notes/Bonds:
$10,042,000	0.2500%, 3/31/14**	10,048,668
799,000	0.2500%, 4/30/14	799,531
2,907,000	0.2500%, 5/31/14	2,908,703
9,689,000	0.2500%, 8/31/14	9,693,166
1,771,000	0.2500%, 9/15/14	1,771,623
4,296,000	0.2500%, 9/30/14	4,297,512
790,000	0.2500%, 10/31/14	790,309
940,000	0.2500%, 11/30/14	940,220
530,000	0.1250%, 12/31/14	529,048
16,701,000	0.2500%, 1/15/15	16,697,743
12,557,000	0.1250%, 4/30/15	12,509,422
14,773,000	0.2500%, 5/31/15	14,747,029
3,064,000	2.1250%, 5/31/15	3,167,888
509,000	0.3750%, 6/15/15	509,159
1,040,000	0.3750%, 2/15/16	1,035,369
667,000	1.0000%, 8/31/16	672,159
1,003,000	1.0000%, 9/30/16	1,009,817
715,000	1.0000%, 10/31/16	719,246
103,000	0.8750%, 11/30/16	103,064
9,668,000	0.8750%, 1/31/17	9,652,899
1,557,000	0.8750%, 2/28/17	1,553,107
2,378,000	0.7500%, 6/30/17	2,348,275
810,000	0.7500%, 10/31/17	794,749
940,000	0.7500%, 12/31/17	919,657
1,525,000	0.8750%, 1/31/18	1,497,837
1,210,000	0.7500%, 3/31/18	1,177,764
1,508,000	2.3750%, 5/31/18	1,581,044
334,000	1.7500%, 10/31/18	338,697
940,000	1.0000%, 9/30/19	898,875
14,718,000	1.7500%, 5/15/23	13,784,320
4,127,000	2.8750%, 5/15/43	3,652,395

Total U.S. Treasury Notes/Bonds (cost $121,867,360)		121,149,295

Money Market – 2.5%
12,238,000	Janus Cash Liquidity Fund LLC, 0%£ (cost $12,238,000)	12,238,000

Total Investments (total cost $484,650,791) – 100.8%		486,066,599

Liabilities, net of Cash, Receivables and Other Assets– (0.8)%		(4,013,519)

Net Assets – 100%		$482,053,080

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$4,976,849	1.0%
Canada	1,601,050	0.3%
Germany	1,100,753	0.2%
Italy	2,196,002	0.5%
Japan	304,545	0.1%
Luxembourg	785,700	0.2%
Netherlands	2,898,843	0.6%
South Korea	4,073,228	0.8%
Taiwan	3,850,195	0.8%
United Kingdom	5,419,017	1.1%
United States††	458,860,417	94.4%

Total	$486,066,599	100.0%

††	Includes Cash Equivalents of 2.5%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14 | JUNE 30, 2013

Notes to Schedule of Investments and Other Information (unaudited)

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

L.P.	Limited Partnership

LLC	Limited Liability Company

N.A.	National Association

N.V.	Naamloze Vennootschap: Dutch term for Public Limited Liability Company.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SpA	Societa per Azioni: Italian term for Public Limited Company.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2013 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Flexible Bond Portfolio	$58,918,876	12.2%

**	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2013, is noted below.

Portfolio	Aggregate Value

Janus Aspen Flexible Bond Portfolio	$4,502,988

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of period end.

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2013)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Flexible Bond Portfolio
A&E Communications – Private Placement, 3.6300%, 8/22/22	8/7/12	$1,500,000	$1,510,185	0.3%
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	1,365,173	1,327,349	0.3%

		$2,865,173	$2,837,534	0.6%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2013. The issuer incurs all registration costs.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2013. Except for the value at period end, all other information in the table is for the period ended June 30, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/13

Janus Aspen Flexible Bond Portfolio
Janus Cash Liquidity Fund LLC	173,787,115	$173,787,115	(184,828,976)	$(184,828,976)	$–	$11,221	$12,238,000

Janus Aspen Series | 15

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Flexible Bond Portfolio
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$16,799,580	$–

Bank Loans	–	3,627,050	–

Corporate Bonds	–	214,236,595	–

Mortgage-Backed Securities	–	115,332,242	–

Preferred Stock	–	2,683,837	–

U.S. Treasury Notes/Bonds	–	121,149,295	–

Money Market	–	12,238,000	–

Total Investments in Securities	$–	$486,066,599	$–

16 | JUNE 30, 2013

Statement of Assets and Liabilities

Janus Aspen
Flexible
As of June 30, 2013 (unaudited)	Bond
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$484,651
Unaffiliated investments at value	$473,829
Affiliated investments at value	12,238
Cash	38
Receivables:
Investments sold	2,834
Portfolio shares sold	427
Dividends	1
Interest	3,003
Non-interested Trustees’ deferred compensation	8
Other assets	1
Total Assets	492,379
Liabilities:
Payables:
Investments purchased	9,423
Portfolio shares repurchased	614
Dividends	–
Advisory fees	201
Fund administration fees	4
Internal servicing cost	1
Distribution fees and shareholder servicing fees	26
Non-interested Trustees’ fees and expenses	9
Non-interested Trustees’ deferred compensation fees	8
Accrued expenses and other payables	40
Total Liabilities	10,326
Net Assets	$482,053
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$477,276
Undistributed net investment income*	163
Undistributed net realized gain from investment and foreign currency transactions*	3,198
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,416
Total Net Assets	$482,053
Net Assets - Institutional Shares	$360,059
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	30,603
Net Asset Value Per Share	$11.77
Net Assets - Service Shares	$121,994
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,596
Net Asset Value Per Share	$12.71

*	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 17

Statement of Operations

Janus Aspen
Flexible
For the period ended June 30, 2013 (unaudited)	Bond
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$6,530
Dividends	115
Dividends from affiliates	11
Other Income	90
Total Investment Income	6,746
Expenses:
Advisory fees	1,264
Internal servicing expense - Institutional Shares	2
Internal servicing expense - Service Shares	1
Shareholder reports expense	20
Transfer agent fees and expenses	1
Registration fees	9
Custodian fees	7
Professional fees	14
Non-interested Trustees’ fees and expenses	14
Fund administration fees	25
Distribution fees and shareholder servicing fees - Service Shares	158
Other expenses	21
Total Expenses	1,536
Less: Excess Expense Reimbursement	(15)
Net Expenses after Waivers and Expense Offsets	1,521
Net Investment Income	5,225
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	3,780
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(16,685)
Net Loss on Investments	(12,905)
Net Decrease in Net Assets Resulting from Operations	$(7,680)

See Notes to Financial Statements.

18 | JUNE 30, 2013

Statements of Changes in Net Assets

	Janus Aspen
	Flexible Bond
For the period ended June 30 (unaudited) and the year ended December 31	Portfolio
(all numbers in thousands)	2013	2012

Operations:
Net investment income	$5,225	$13,698
Net realized gain from investment and foreign currency transactions	3,780	20,551
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(16,685)	4,237
Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,680)	38,486
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(5,298)	(12,994)
Service Shares	(1,551)	(3,430)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(13,123)	(7,038)
Service Shares	(4,138)	(1,939)
Net Decrease from Dividends and Distributions	(24,110)	(25,401)
Capital Share Transactions:
Shares Sold
Institutional Shares	17,609	42,167
Service Shares	13,697	58,634
Reinvested Dividends and Distributions
Institutional Shares	18,420	20,032
Service Shares	5,689	5,369
Shares Repurchased
Institutional Shares	(33,566)	(67,125)
Service Shares	(18,264)	(36,261)
Net Increase from Capital Share Transactions	3,585	22,816
Net Increase/(Decrease) in Net Assets	(28,205)	35,901
Net Assets:
Beginning of period	510,258	474,357
End of period	$482,053	$510,258

Undistributed Net Investment Income*	$163	$1,787

*	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 19

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30,	Janus Aspen Flexible Bond Portfolio
2013 (unaudited) and each year ended December 31	2013	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$12.59	$12.27	$12.70	$12.56	$11.61	$11.46
Income from Investment Operations:
Net investment income	0.14	0.43	0.49	0.49	0.57	0.53
Net gain/(loss) on investments (both realized and unrealized)	(0.33)	0.57	0.32	0.51	0.94	0.14
Total from Investment Operations	(0.19)	1.00	0.81	1.00	1.51	0.67
Less Distributions:
Dividends (from net investment income)*	(0.18)	(0.44)	(0.49)	(0.50)	(0.55)	(0.52)
Distributions (from capital gains)*	(0.45)	(0.24)	(0.75)	(0.36)	(0.01)	–
Total Distributions	(0.63)	(0.68)	(1.24)	(0.86)	(0.56)	(0.52)
Net Asset Value, End of Period	$11.77	$12.59	$12.27	$12.70	$12.56	$11.61
Total Return**	(1.46)%	8.34%	6.66%	8.06%	13.22%	5.93%
Net Assets, End of Period (in thousands)	$360,059	$381,593	$376,299	$368,544	$304,204	$309,504
Average Net Assets for the Period (in thousands)	$372,349	$378,140	$364,656	$351,717	$302,033	$306,207
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.56%	0.57%	0.57%	0.56%	0.59%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.55%	0.55%	0.55%	0.56%	0.59%	0.60%
Ratio of Net Investment Income to Average Net Assets***	2.17%	2.87%	3.82%	4.04%	4.65%	4.56%
Portfolio Turnover Rate	72%	140%	164%	169%	271%	169%

Service Shares

For a share outstanding during the period ended June 30,	Janus Aspen Flexible Bond Portfolio
2013 (unaudited) and each year ended December 31	2013	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$13.56	$13.17	$13.54	$13.35	$12.32	$12.13
Income from Investment Operations:
Net investment income	0.13	0.40	0.48	0.51	0.55	0.52
Net gain/(loss) on investments (both realized and unrealized)	(0.36)	0.65	0.36	0.51	1.01	0.16
Total from Investment Operations	(0.23)	1.05	0.84	1.02	1.56	0.68
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.42)	(0.46)	(0.47)	(0.52)	(0.49)
Distributions (from capital gains)*	(0.45)	(0.24)	(0.75)	(0.36)	(0.01)	–
Total Distributions	(0.62)	(0.66)	(1.21)	(0.83)	(0.53)	(0.49)
Net Asset Value, End of Period	$12.71	$13.56	$13.17	$13.54	$13.35	$12.32
Total Return**	(1.68)%	8.09%	6.47%	7.73%	12.89%	5.71%
Net Assets, End of Period (in thousands)	$121,994	$128,665	$98,058	$91,870	$73,555	$33,244
Average Net Assets for the Period (in thousands)	$127,249	$109,071	$90,661	$83,557	$55,100	$28,537
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.81%	0.82%	0.82%	0.81%	0.84%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.80%	0.80%	0.80%	0.81%	0.84%	0.85%
Ratio of Net Investment Income to Average Net Assets***	1.92%	2.60%	3.57%	3.79%	4.42%	4.32%
Portfolio Turnover Rate	72%	140%	164%	169%	271%	169%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

See Notes to Financial Statements.

20 | JUNE 30, 2013

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Flexible Bond Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in income-producing securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2

22 | JUNE 30, 2013

in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
The Portfolio may invest in bank loans, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some bank loans may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to the Portfolio. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the period ended June 30, 2013 is indicated in the table below:

Portfolio	Average Monthly Value	Rates

Janus Aspen Flexible Bond Portfolio	$4,014,644	3.5000% - 5.2500%

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.

A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets

24 | JUNE 30, 2013

approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Floating Rate Loans
The Portfolio may invest in secured and unsecured floating rate loans. Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Portfolio having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Portfolio’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include corporate bonds, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

			Contractual
	Average Daily		Investment
	Net Assets		Advisory Fee (%)
Portfolio	of the Portfolio		(annual rate)

Janus Aspen Flexible Bond Portfolio	First $	300 Million	0.55
	Over $	300 Million	0.45

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio in an amount equal to the amount, if any, that the Portfolio’s normal operating

26 | JUNE 30, 2013

expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees (applicable to Service Shares), administrative service fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2014. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Portfolio	Expense Limit (%)

Janus Aspen Flexible Bond Portfolio	0.55

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and other shareholder relation services for the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $147,212 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $16,862 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2013. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Flexible Bond Portfolio	$484,979,684	$6,976,560	$(5,889,645)	$1,086,915

5.	Capital Share Transactions

For the period ended June 30 (unaudited)	Janus Aspen Flexible Bond
and the year ended December 31	Portfolio
(all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,399	3,340
Reinvested dividends and distributions	1,572	1,610
Shares repurchased	(2,666)	(5,309)
Net Increase/(Decrease) in Portfolio Shares	305	(359)
Shares Outstanding, Beginning of Period	30,298	30,657
Shares Outstanding, End of Period	30,603	30,298
Transactions in Portfolio Shares – Service Shares
Shares sold	1,010	4,326
Reinvested dividends and distributions	449	401
Shares repurchased	(1,352)	(2,682)
Net Increase/(Decrease) in Portfolio Shares	107	2,045
Shares Outstanding, Beginning of Period	9,489	7,444
Shares Outstanding, End of Period	9,596	9,489

28 | JUNE 30, 2013

6.	Purchases and Sales of Investment Securities

For the period ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Flexible Bond Portfolio	$187,618,488	$215,730,075	$162,641,134	$129,601,523

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

30 | JUNE 30, 2013

including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio

32 | JUNE 30, 2013

to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 33

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P. and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares

34 | JUNE 30, 2013

redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t

Janus Aspen Series | 35

Useful Information About Your Portfolio Report (unaudited) (continued)

confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

36 | JUNE 30, 2013

Notes

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0813-42994	109-24-81114 08-13

SEMIANNUAL REPORT

June 30, 2013

Janus Aspen Series

Janus Aspen Forty Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Aspen Forty Portfolio (unaudited)

Portfolio Snapshot
We believe that constructing a concentrated portfolio of quality growth companies will allow us to outperform our benchmark and peers over time. We define quality as companies that enjoy sustainable “moats” around their businesses, potentially allowing companies to grow faster, with higher returns, than their competitors. We believe the market often underestimates these companies’ sustainable competitive advantage periods.
Doug Rao portfolio manager

Portfolio Manager Change

During the period, Doug Rao was appointed portfolio manager of Janus Aspen Forty Portfolio. He replaces Ron Sachs, who left the firm. Rao has 13 years of financial industry experience, including experience managing concentrated portfolios. Rao was employed for seven years by Marsico Capital Management, where he was portfolio manager of the Marsico Flexible Capital Fund and co-portfolio manager of both the Marsico Focus Fund and the Marsico Growth Fund. These three funds were all large-cap growth funds, and the Marsico Focus Fund was also a concentrated fund. Prior to Marsico, Rao was a senior equity analyst at TCW. Rao joined Janus from Chautauqua Capital Management, where he was a partner and portfolio manager. He received a bachelor’s degree from the University of Virginia and an MBA from the University of California, Los Angeles.

Performance Overview

For the six-month period ended June 30, 2013, the Portfolio’s Institutional Shares and Service Shares returned 7.77% and 7.64%, respectively, versus a return of 11.80% for the Portfolio’s primary benchmark, the Russell 1000 Growth Index. The Portfolio’s secondary benchmark, the S&P 500 Index, returned 13.82% for the period. Please see the Derivative Instruments section in the Notes to Financial Statements for a discussion of derivatives used by the Portfolio.

Market Environment

U.S. equity markets posted strong results during the period as confidence in the U.S. economy increased, due to a stronger housing market and improving jobs data. While there are clear indicators the U.S. economy has turned the corner from the financial crisis, economic improvement has also stoked concerns the Federal Reserve (Fed) might ease off its loose monetary policies that helped fuel a broad market rally. These fears led to increased volatility toward the end of the period.

Overview

The Portfolio underperformed its primary benchmark, the Russell 1000 Growth Index, and also its secondary benchmark, the S&P 500 Index, during the six-month period. However, much of the underperformance came in the first quarter of the year, and we were pleased to see the Portfolio outperform its primary benchmark during the second quarter. As we transition the management of the Portfolio, we expect slight changes to how the Portfolio is constructed, which are discussed in the Outlook section later, but our investment philosophy remains consistent. We will continue to identify wide-moat businesses with an ability to gain market share in large, addressable markets. We believe a highly concentrated portfolio of companies with these characteristics should create an opportunity to generate risk-adjusted outperformance over the long term. While the Portfolio underperformed its benchmark during the period, we were pleased to see a number of the companies we own continue to work hard to widen their competitive moats and find opportunities to grow in excess of the market.

Apple was our largest detractor during the period. In an effort to more accurately reflect the long-term competitive advantages of the company, we trimmed the position. However, at current valuation levels we think the market is overlooking some of the positive attributes of the company. Apple is undoubtedly being challenged by Google, a new holding in the Portfolio, to win market share among first-time and lower-end smartphone users. Many of these consumers have shown a preference for low-cost devices that use Google’s Android operating system. However, Apple still has a very sticky customer base of high-end consumers, and we believe there is optionality from a product upgrade cycle or potential innovation.

FANUC was another large detractor. The company has been affected by the economic slowdown in China, and we trimmed the position size to reflect those concerns. However, we think that over the long term the company will benefit from higher penetration of computer numeric

Janus Aspen Series | 1

Janus Aspen Forty Portfolio (unaudited)

control (CNC) systems in machine tools, and from increased automation in China, as wage inflation becomes a bigger concern for the country’s businesses.

Another large detractor was Turquoise Hill Resources. The company owns a Mongolian mine that has one of the largest high-grade copper deposits in the world. However, we have been reducing the position size of this holding due to concerns about geopolitical risk in Mongolia.

While those companies were large detractors, we were pleased by the performance of a number of other companies in the Portfolio. Two biopharmaceutical companies, Celgene and Vertex, were among our top contributors during the period. We have invested in biotech and pharmaceutical companies that have been able to translate gains in human genetic research over the last decade into innovative drugs that address high unmet medical needs and significantly improve patient outcomes. Both companies are good examples of the potential that is being unlocked for some of these innovative companies.

Celgene is developing leading therapies to treat serious illnesses such as multiple myeloma, psoriatic arthritis, and pancreatic cancer. Our research team has done a lot of work surveying doctors and specialists to understand the growth potential of each of Celgene’s drug franchises, which gave us high conviction that the company had multiple long-duration growth opportunities. The stock has appreciated in recent months as management has explained to the market that they expect multiyear growth to be driven by four different drug franchises, and that Celgene is much more than a one-product company. Testing data for some of these drugs continues to be encouraging.

Vertex, meanwhile, has developed breakthrough therapy to treat cystic fibrosis. Vertex’s drugs for the disease are the first to address the underlying cause of the disease, as opposed to just treating its symptoms. The stock was up 90% over the last six months, as new data points to the drugs’ ability to treat a wider subset of patients suffering from the disease.

Outside of the health care sector, another top contributor for the Portfolio was Twenty-First Century Fox (formerly News Corp.). We think there is high demand for Fox programming, which has helped the network grow at one of the fastest rates in the media space. In our view, Fox is one of a limited number of companies that has demonstrated an ability to repeatedly launch and market hit television content. We think the value of that content will increase going forward as it spreads internationally and new digital platforms offer expanded viewing opportunities.

Outlook

The U.S. economy continues to grow at a slow pace, but we believe this is a favorable environment for concentrated growth portfolios. We believe companies with competitive advantages and secular tailwinds that allow them to grow even in a slow-growth economic environment should be more appreciated by the market when growth is harder to come by for many companies.

While our focus remains on finding wide-moat businesses with clear competitive advantages, we do expect to make a few changes in how the Portfolio is constructed going forward. We still believe concentrated portfolios represent a strong way to generate alpha (risk adjusted outperformance), but we are reducing the sizes of our largest positions in the Portfolio. Ideally, we do not expect any of our holdings to comprise more than 8% of the Portfolio. By distributing position sizes more evenly, we believe it creates a more meaningful opportunity for all the positions in the Portfolio to contribute to performance.

Another change is that we expect to identify more emerging large-cap companies with innovative products or services that could be disruptive to the current competitive landscape in which they do business. If we can identify these companies earlier than the rest of the market, they can potentially create some of the greatest growth opportunities.

Thank you for your investment in Janus Aspen Forty Portfolio.

2 | JUNE 30, 2013

(unaudited)

Janus Aspen Forty Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Celgene Corp.	3.21%
News Corp. – Class A	1.83%
Vertex Pharmaceuticals, Inc.	1.22%
Express Scripts Holding Co.	0.88%
United Parcel Service, Inc. – Class B	0.61%

5 Bottom Performers – Holdings

Contribution

Apple, Inc.	–2.42%
FANUC Corp.	–1.04%
Turquoise Hill Resources, Ltd. (U.S. Shares)	–0.29%
EMC Corp.	–0.24%
VMware, Inc. – Class A	–0.21%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	2.63%	20.67%	12.74%
Financials	0.23%	5.07%	4.84%
Consumer Discretionary	0.03%	22.09%	16.98%
Utilities	0.01%	0.00%	0.20%
Energy	0.00%	0.00%	4.15%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	–2.37%	29.12%	29.16%
Industrials	–2.27%	12.60%	12.91%
Telecommunication Services	–0.75%	4.31%	2.30%
Consumer Staples	–0.56%	1.20%	12.78%
Materials	–0.40%	1.29%	3.94%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series | 3

Janus Aspen Forty Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2013

News Corp. – Class A Multimedia	8.1%
Express Scripts Holding Co. Pharmacy Services	6.8%
Celgene Corp. Medical – Biomedical and Genetic	5.5%
Apple, Inc. Computers	4.6%
Google, Inc. – Class A Web Portals/Internet Service Providers	4.1%

29.1%

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2013

As of December 31, 2012

4 | JUNE 30, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013						Expense Ratios – per the May 1, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Forty Portfolio – Institutional Shares	7.77%	15.65%	1.82%	9.21%	10.10%	0.55%

Janus Aspen Forty Portfolio – Service Shares	7.64%	15.36%	1.56%	8.94%	9.79%	0.80%

Russell 1000® Growth Index	11.80%	17.07%	7.47%	7.40%	5.33%

S&P 500® Index	13.82%	20.60%	7.01%	7.30%	6.34%

Morningstar Quartile – Institutional Shares	–	3rd	4th	1st	1st

Morningstar Ranking – Institutional Shares based on total returns for Large Growth Funds	–	1,146/1,764	1,477/1,568	113/1,315	23/817

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s prospectuses or Statement of Additional Information for more details.

The Portfolio’s performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries, and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see the Portfolio’s prospectuses or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Forty Portfolio (unaudited)

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

Effective June 3, 2013, Douglas Rao is Portfolio Manager of the Portfolio.

*	The Portfolio’s inception date – May 1, 1997

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Institutional Shares	$1,000.00	$1,077.70	$2.78	$1,000.00	$1,022.12	$2.71	0.54%

Service Shares	$1,000.00	$1,076.40	$4.07	$1,000.00	$1,020.88	$3.96	0.79%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2013

Janus Aspen Forty Portfolio

Schedule of Investments (unaudited)

As of June 30, 2013

Shares		Value

Common Stock – 98.1%
Agricultural Chemicals – 2.0%
191,732	Monsanto Co.	$18,943,122
Apparel Manufacturers – 1.2%
1,241,700	Prada SpA	11,271,008
Athletic Footwear – 2.1%
319,399	NIKE, Inc. – Class B	20,339,328
Automotive – Truck Parts and Equipment – Original – 1.8%
339,212	Delphi Automotive PLC	17,194,656
Beverages – Wine and Spirits – 1.5%
128,848	Pernod-Ricard S.A.	14,286,073
Casino Hotels – 2.7%
1,785,756	MGM Resorts International*	26,393,474
Commercial Services – Finance – 2.1%
35,229	MasterCard, Inc. – Class A	20,239,060
Computers – 4.6%
111,599	Apple, Inc.	44,202,132
Computers – Memory Devices – 3.5%
1,424,576	EMC Corp.	33,648,485
Dialysis Centers – 1.9%
155,011	DaVita HealthCare Partners, Inc.*	18,725,329
E-Commerce/Products – 4.1%
37,546	Amazon.com, Inc.*	10,426,149
566,073	eBay, Inc.*	29,277,295
		39,703,444
E-Commerce/Services – 2.1%
24,113	priceline.com, Inc.*	19,944,586
Electronic Components – Miscellaneous – 3.0%
636,719	TE Connectivity, Ltd. (U.S. Shares)	28,996,183
Electronic Connectors – 1.6%
202,012	Amphenol Corp. – Class A	15,744,815
Industrial Automation and Robotics – 3.8%
249,800	FANUC Corp.**	36,225,534
Life and Health Insurance – 4.9%
4,407,400	AIA Group, Ltd.	18,667,718
1,723,685	Prudential PLC	28,178,065
		46,845,783
Medical – Biomedical and Genetic – 9.5%
456,552	Celgene Corp.*	53,375,494
467,697	Gilead Sciences, Inc.*	23,950,764
174,201	Vertex Pharmaceuticals, Inc.*	13,913,434
		91,239,692
Medical – Drugs – 5.7%
228,883	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	19,702,249
1,132,145	Zoetis, Inc.	34,971,959
		54,674,208
Medical Instruments – 2.4%
45,301	Intuitive Surgical, Inc.*	22,948,581
Metal – Diversified – 0.4%
701,764	Turquoise Hill Resources, Ltd. (U.S. Shares)*	4,161,461
Metal Processors and Fabricators – 3.3%
139,614	Precision Castparts Corp.	31,554,160
Multimedia – 8.1%
2,391,685	News Corp. – Class A	77,968,931
Pharmacy Services – 6.8%
1,056,734	Express Scripts Holding Co.*	65,189,920
Retail – Apparel and Shoe – 2.9%
575,178	Limited Brands, Inc.	28,327,516
Retail – Jewelry – 3.4%
373,333	Cie Financiere Richemont S.A.	33,031,846
Retail – Major Department Stores – 2.1%
396,395	TJX Cos., Inc.	19,843,534
Software Tools – 1.3%
187,835	VMware, Inc. – Class A*	12,583,067
Super-Regional Banks – 3.1%
838,455	U.S. Bancorp	30,310,148
Web Portals/Internet Service Providers – 4.1%
45,274	Google, Inc. – Class A*	39,857,871
Wireless Equipment – 2.1%
286,002	Crown Castle International Corp.*	20,703,685

Total Common Stock (cost $656,734,612)		945,097,632

Money Market – 1.3%
12,886,555	Janus Cash Liquidity Fund LLC, 0%£ (cost $12,886,555)	12,886,555

Total Investments (total cost $669,621,167) – 99.4%		957,984,187

Cash, Receivables and Other Assets, net of Liabilities – 0.6%		6,253,367

Net Assets – 100%		$964,237,554

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$23,863,710	2.5%
France	14,286,073	1.5%
Hong Kong	18,667,718	2.0%
Italy	11,271,008	1.2%
Japan	36,225,534	3.8%
Switzerland	33,031,846	3.4%
United Kingdom	28,178,065	2.9%
United States††	792,460,233	82.7%

Total	$957,984,187	100.0%

††	Includes Cash Equivalents of 1.3%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen Forty Portfolio

Schedule of Investments (unaudited)

As of June 30, 2013

Forward Currency Contracts, Open

	Currency	Currency	Unrealized
Counterparty/Currency and Settlement Date	Units Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC: Japanese Yen 8/8/13	400,000,000	$4,034,583	$36,083

HSBC Securities (USA), Inc.: Japanese Yen 8/15/13	280,000,000	2,824,311	28,785

JPMorgan Chase & Co.: Japanese Yen 8/2/13	230,000,000	2,319,813	34,706

RBC Capital Markets Corp.: Japanese Yen 8/22/13	887,000,000	8,947,341	11,622

Total		$18,126,048	$111,196

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2013

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

S.A.	Sociedad Anonima: Spanish term for publicly-traded company.

SpA	Societa per Anzioni: Italian term for Public Limited Company.

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.

**	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2013, is noted below.

Portfolio	Aggregate Value

Janus Aspen Forty Portfolio	$36,225,534

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2013. Except for the value at period end, all other information in the table is for the period ended June 30, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/13

Janus Aspen Forty Portfolio
Janus Cash Liquidity Fund LLC	166,480,915	$166,480,915	(178,077,163)	$(178,077,163)	$–	$22,032	$12,886,555

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Forty Portfolio
Common Stock	$945,097,632	$–	$–

Money Market	–	12,886,555	–

Total Investments in Securities	$945,097,632	$12,886,555	$–

Other Financial Instruments(a)	$–	$111,196	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Janus Aspen Series | 9

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2013 (unaudited)	Forty
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$669,621
Unaffiliated investments at value	$945,098
Affiliated investments at value	12,886
Cash	28
Cash denominated in foreign currency	191
Receivables:
Investments sold	7,733
Closed foreign currency contracts	388
Portfolio shares sold	252
Dividends	450
Foreign dividend tax reclaim	45
Non-interested Trustees’ deferred compensation	17
Other assets	2
Forward currency contracts	111
Total Assets	967,201
Liabilities:
Payables:
Investments purchased	1,517
Portfolio shares repurchased	690
Dividends	–
Advisory fees	388
Fund administration fees	8
Internal servicing cost	1
Distribution fees and shareholder servicing fees	96
Non-interested Trustees’ fees and expenses	7
Non-interested Trustees’ deferred compensation fees	17
Accrued expenses and other payables	239
Total Liabilities	2,963
Net Assets	$964,238
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$630,421
Undistributed net investment income*	1,209
Undistributed net realized gain from investment and foreign currency transactions*	44,142
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	288,466
Total Net Assets	$964,238
Net Assets - Institutional Shares	$498,661
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	11,375
Net Asset Value Per Share	$43.84
Net Assets - Service Shares	$465,577
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	10,800
Net Asset Value Per Share	$43.11

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

10 | JUNE 30, 2013

Statement of Operations

Janus Aspen
For the period ended June 30, 2013 (unaudited)	Forty
(all numbers in thousands)	Portfolio

Investment Income:
Dividends	$4,972
Dividends from affiliates	22
Foreign tax withheld	(37)
Total Investment Income	4,957
Expenses:
Advisory fees	2,356
Internal servicing expense - Institutional Shares	3
Internal servicing expense - Service Shares	3
Shareholder reports expense	127
Transfer agent fees and expenses	1
Registration fees	10
Custodian fees	12
Professional fees	15
Non-interested Trustees’ fees and expenses	12
Fund administration fees	48
Distribution fees and shareholder servicing fees - Service Shares	593
Other expenses	29
Total Expenses	3,209
Net Expenses after Waivers and Expense Offsets	3,209
Net Investment Income	1,748
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	110,201
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(39,367)
Net Gain on Investments	70,834
Net Increase in Net Assets Resulting from Operations	$72,582

See Notes to Financial Statements.

Janus Aspen Series | 11

Statements of Changes in Net Assets

	Janus Aspen
	Forty
For the period ended June 30 (unaudited) and the year ended December 31	Portfolio
(all numbers in thousands)	2013	2012

Operations:
Net investment income	$1,748	$9,061
Net realized gain from investment and foreign currency transactions	110,201	7,888
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(39,367)	188,516
Net Increase in Net Assets Resulting from Operations	72,582	205,465
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(3,266)	(3,542)
Service Shares	(2,634)	(2,681)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(5,900)	(6,223)
Capital Share Transactions:
Shares Sold
Institutional Shares	26,534	66,699
Service Shares	15,346	64,127
Reinvested Dividends and Distributions
Institutional Shares	3,266	3,542
Service Shares	2,634	2,681
Shares Repurchased
Institutional Shares	(53,497)	(146,389)
Service Shares	(56,103)	(107,393)
Net Decrease from Capital Share Transactions	(61,820)	(116,733)
Net Increase in Net Assets	4,862	82,509
Net Assets:
Beginning of period	959,376	876,867
End of period	$964,238	$959,376

Undistributed Net Investment Income*	$1,209	$5,361

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

12 | JUNE 30, 2013

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30,	Janus Aspen Forty Portfolio
2013 (unaudited) and each year ended December 31	2013	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$40.95	$33.22	$35.74	$33.61	$22.97	$41.18
Income from Investment Operations:
Net investment income	0.13	0.47	0.23	0.19	0.08	0.04
Net gain/(loss) on investments (both realized and unrealized)	3.05	7.54	(2.62)	2.06	10.57	(18.20)
Total from Investment Operations	3.18	8.01	(2.39)	2.25	10.65	(18.16)
Less Distributions and Other:
Dividends (from net investment income)*	(0.29)	(0.28)	(0.13)	(0.12)	–	(0.03)
Distributions (from capital gains)*	–	–	–	–	–	–
Return of capital	N/A	N/A	N/A	N/A	(0.01)	(0.02)
Total Distributions and Other	(0.29)	(0.28)	(0.13)	(0.12)	(0.01)	(0.05)
Net Asset Value, End of Period	$43.84	$40.95	$33.22	$35.74	$33.61	$22.97
Total Return**	7.77%	24.16%	(6.69)%	6.72%	46.38%	(44.15)%
Net Assets, End of Period (in thousands)	$498,661	$488,374	$459,459	$567,322	$582,511	$399,087
Average Net Assets for the Period (in thousands)	$501,167	$512,799	$518,818	$553,994	$482,572	$560,324
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.54%	0.55%	0.70%	0.67%	0.68%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.54%	0.55%	0.70%	0.67%	0.68%	0.67%
Ratio of Net Investment Income to Average Net Assets***	0.48%	1.03%	0.56%	0.52%	0.05%	0.05%(1)
Portfolio Turnover Rate	28%	10%	46%	36%	32%	61%

Service Shares

For a share outstanding during the period ended June 30,	Janus Aspen Forty Portfolio
2013 (unaudited) and each year ended December 31	2013	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$40.28	$32.72	$35.24	$33.17	$22.73	$40.80
Income from Investment Operations:
Net investment income/(loss)	0.05	0.31	0.09	0.07	–	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	3.02	7.47	(2.52)	2.08	10.44	(18.04)
Total from Investment Operations	3.07	7.78	(2.43)	2.15	10.44	(18.07)
Less Distributions and Other:
Dividends (from net investment income)*	(0.24)	(0.22)	(0.09)	(0.08)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Return of capital	N/A	N/A	N/A	N/A	–(2)	–(2)
Total Distributions and Other	(0.24)	(0.22)	(0.09)	(0.08)	–	–
Net Asset Value, End of Period	$43.11	$40.28	$32.72	$35.24	$33.17	$22.73
Total Return**	7.64%	23.82%	(6.91)%	6.48%	45.95%	(44.28)%
Net Assets, End of Period (in thousands)	$465,577	$471,002	$417,408	$532,645	$639,979	$428,109
Average Net Assets for the Period (in thousands)	$478,252	$468,967	$475,743	$567,062	$520,592	$653,396
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.79%	0.80%	0.95%	0.92%	0.93%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.79%	0.80%	0.95%	0.92%	0.93%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.23%	0.81%	0.31%	0.25%	(0.22)%	(0.18)%(1)
Portfolio Turnover Rate	28%	10%	46%	36%	32%	61%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	As a result of recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.11% and 0.09% for Institutional Shares and Service Shares, respectively. The adjustment had no impact on total net assets or total return of the class.
(2)	Return of capital aggregated less than $0.01 on a per share basis.

See Notes to Financial Statements.

Janus Aspen Series | 13

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Forty Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as nondiversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

14 | JUNE 30, 2013

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of

Janus Aspen Series | 15

Notes to Financial Statements (unaudited) (continued)

certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the period ended June 30, 2013.

Transfers Out
of Level 2 to
Portfolio	Level 1

Janus Aspen Forty Portfolio	$142,424,127

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2013 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

16 | JUNE 30, 2013

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2013.

Fair Value of Derivative Instruments as of June 30, 2013

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts	Forward Currency Contracts	$111,196		$–

Total		$111,196		$–

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2013.

The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2013

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$373,772	$373,772

Total	$–	$–	$–	$373,772	$373,772

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$111,196	$111,196

Total	$–	$–	$–	$111,196	$111,196

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to

18 | JUNE 30, 2013

extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.

A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Portfolio has recently adopted guidance requiring entities to present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Portfolio does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been received by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets

Net Amounts of
Assets
		Gross Amounts	Presented
		Offset in the	in the
		Statement of	Statement
	Gross Amounts of	Assets and	of Assets and
Description	Recognized Assets	Liabilities	Liabilities

Forward Currency Contracts	$111,196	$–	$111,196

Total	$111,196	$–	$111,196

	Net Amounts of
	Assets
	Presented
	in the
	Statement
	of Assets and
Counterparty	Liabilities	Collateral Received	Net Amount

Credit Suisse Securities LLC (USA) LLC	$36,083	$–	$36,083
HSBC Securities (USA), Inc.	28,785	–	28,785
JPMorgan Chase & Co.	34,706	–	34,706
RBC Capital Markets Corp.	11,622	–	11,622

Total	$111,196	$–	$111,196

The Portfolio does not require the counterparty to post collateral for forward currency contracts; however, the Portfolio will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts. The Portfolio may require the counterparty to pledge collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit collateral with the custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Forty Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Forty Portfolio	Russell 1000® Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no

20 | JUNE 30, 2013

Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 18 months. When the Portfolio’s performance-based fee structure has been in effect for at least 18 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustment began January 2012 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) to the Institutional Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the period ended June 30, 2013, the Portfolio recorded a Performance Adjustment of $(752,445).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and other shareholder relation services for the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $147,212 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $16,862 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2013. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2013 are noted below.

22 | JUNE 30, 2013

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Forty Portfolio	$669,863,747	$308,217,363	$(20,096,923)	$288,120,440

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2012

	December 31,	No Expiration		Accumulated
Portfolio	2017	Short-Term	Long-Term	Capital Losses

Janus Aspen Forty Portfolio	$(64,279,281)	$(1,013,551)	$–	$(65,292,832)

6.	Capital Share Transactions

For the period ended June 30 (unaudited)	Janus Aspen Forty
and the year ended December 31	Portfolio
(all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Institutional Shares
Shares sold	617	1,703
Reinvested dividends and distributions	75	90
Shares repurchased	(1,244)	(3,696)
Net Increase/(Decrease) in Portfolio Shares	(552)	(1,903)
Shares Outstanding, Beginning of Period	11,927	13,830
Shares Outstanding, End of Period	11,375	11,927
Transactions in Portfolio Shares – Service Shares
Shares sold	361	1,678
Reinvested dividends and distributions	62	69
Shares repurchased	(1,316)	(2,813)
Net Increase/(Decrease) in Portfolio Shares	(893)	(1,066)
Shares Outstanding, Beginning of Period	11,693	12,759
Shares Outstanding, End of Period	10,800	11,693

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Forty Portfolio	$265,186,629	$326,964,896	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

24 | JUNE 30, 2013

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Aspen Series | 25

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the

26 | JUNE 30, 2013

compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio

Janus Aspen Series | 27

Additional Information (unaudited) (continued)

to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

28 | JUNE 30, 2013

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P. and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares

Janus Aspen Series | 29

Useful Information About Your Portfolio Report (unaudited) (continued)

redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t

30 | JUNE 30, 2013

confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 31

Notes

32 | JUNE 30, 2013

Notes

Janus Aspen Series | 33

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0813-42995	109-24-81115 08-13

SEMIANNUAL REPORT

June 30, 2013

Janus Aspen Series

Janus Aspen Global Allocation Portfolio – Moderate (formerly named Janus Aspen Moderate Allocation Portfolio)

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Aspen Global Allocation Portfolio - Moderate (unaudited)

Portfolio Snapshot
Our moderate global allocation portfolio seeks to provide strong risk-adjusted returns over the long term by leveraging the investment expertise of Janus Capital Group while also having broad exposure to global asset classes and alternative investments that seek a low correlation with broad markets.
Dan Scherman portfolio manager

Performance Overview

Janus Aspen Global Allocation Portfolio – Moderate’s Institutional Shares and Service Shares returned 3.56% and 3.54%, respectively, for the six-month period ended June 30, 2013. This compares with a return of 6.05% for its primary benchmark, the MSCI All Country World Index, and a 1.62% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (60%) and the Barclays Global Aggregate Bond Index (40%).

Strategy and Name Change

To increase its ability to invest globally and add exposure to alternatives that seek a low correlation with broad markets, the Portfolio’s strategy was modified during the period to increase its non-U.S. weighting to approximately 40% and to add alternative investments through Janus Diversified Alternatives Fund. We believe higher international exposure will give the Portfolio greater flexibility to potentially capture the best-performing investments across asset classes regardless of geographies. The exposure to alternatives that seek a low correlation with broad markets, including Janus Global Real Estate Fund, should help dampen the Portfolio’s volatility and provide more consistent risk-adjusted returns. As a result of these changes, Janus Aspen Moderate Allocation Portfolio was renamed Janus Aspen Global Allocation Portfolio – Moderate and its primary benchmark changed from the S&P 500 Index to the MSCI All Country World Index.

Market Environment

During the period, the global economy, particularly the U.S., showed clear signs of recovery. Other equity markets followed, but gains were generally more muted in Europe and elsewhere. An exception was Japan, where investor enthusiasm over the country’s new growth-focused government fueled strong gains. Uncharacteristically, emerging markets failed to participate in an otherwise upbeat market.

U.S. stocks performed well in April and May, but gave back some of their gains in June, when the Federal Reserve (Fed) suggested a timetable to begin reducing its bond buying by year end as a result of economic improvement. Emerging markets significantly underperformed developed markets, reflecting worries over slowing growth in China, uncertainty over central bank actions in developed markets and political unrest in Brazil and Egypt.

In fixed income, U.S. Treasury yields spiked following the Fed’s comments on tapering its monetary easing efforts. Non-U.S. bond yields followed suit, and U.S. corporate spreads relative to Treasuries widened as well, providing little shelter from the price declines. Real estate investment trusts also gave back some of their gains for the period, reflecting their sensitivity to rising interest rates.

For the full period, U.S. equities substantially outperformed non-U.S. markets, particularly emerging markets. Value-style indices outperformed growth. In fixed income, interest rates were generally range-bound until Fed fears emerged in May.

Investment Process

Janus Aspen Global Allocation Portfolio – Moderate invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 45% to 60% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Portfolio is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Portfolio is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven, risk-managed strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can

Janus Aspen Series | 1

Janus Aspen Global Allocation Portfolio - Moderate (unaudited)

potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Aspen Global Allocation Portfolio – Moderate. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Performance Review

Given its exposure to fixed income and alternatives, the Portfolio underperformed its primary benchmark, the MSCI All Country World Index. The Portfolio outperformed its secondary benchmark, Global Moderate Allocation Index. Detractors were led by Janus Global Bond Fund, Janus Emerging Markets Fund and Janus Diversified Alternatives, indicating the weaknesses in their respective market segments. Janus Aspen Overseas Portfolio, which has a significant exposure in emerging markets, also weighed on performance. Among top individual contributors were INTECH U.S. Value Fund and Perkins Large Cap Value Fund, reflecting the strong performance of value-style equities during the period. INTECH U.S. Growth Fund and Janus Aspen Flexible Bond Portfolio were also key contributors.

Outlook

At period end, investors were left pondering if the post-quantitative easing period may have finally arrived. We think it’s important to remember that the Fed would only withdraw stimulus if it feels economic growth is self-sustaining, a positive for the equity markets.

We have been anticipating rising interest rates, which is why we positioned the Portfolio to reflect a partial de-emphasis of fixed income in favor of alternatives, as a means of providing some measure of insulation. We are also emphasizing credit exposure among the fixed income positions that remain.

Thank you for investing in Janus Aspen Global Allocation Portfolio – Moderate.

2 | JUNE 30, 2013

(unaudited)

Janus Aspen Global Allocation Portfolio – Moderate (% of Net Assets)

Janus Global Bond Fund – Class I Shares	28.4%
Janus International Equity Fund – Class N Shares	11.9%
Janus Diversified Alternatives Fund – Class N Shares	8.8%
INTECH U.S. Value Fund – Class I Shares	8.2%
INTECH International Fund – Class I Shares	7.3%
Perkins Large Cap Value Fund – Class N Shares	5.7%
INTECH U.S. Growth Fund – Class I Shares	4.5%
Janus Overseas Fund – Class N Shares	4.0%
Janus Short-Term Bond Fund – Class N Shares	3.3%
Janus Aspen Global Research Portfolio(1) – Institutional Shares	3.1%
Janus Triton Fund – Class N Shares	2.2%
Perkins Small Cap Value Fund – Class N Shares	2.2%
Janus Fund – Class N Shares	2.1%
Janus Twenty Fund – Class D Shares	2.1%
Janus Global Real Estate Fund – Class I Shares	2.0%
Janus Global Select Fund – Class I Shares	1.9%
Janus Emerging Markets Fund – Class I Shares	1.8%
Janus Contrarian Fund – Class I Shares	1.0%

(1)	Formerly named Janus Aspen Worldwide Portfolio.

Janus Aspen Global Allocation Portfolio - Moderate At A Glance

Asset Allocation – (% of Net Assets)
As of June 30, 2013

*Includes Cash Equivalents and Other of (0.5)%.

Janus Aspen Series | 3

Janus Aspen Global Allocation Portfolio - Moderate (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013				Expense Ratios – per the May 1, 2013 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Global Allocation Portfolio – Moderate – Institutional Shares	3.56%	10.73%	10.10%	25.37%	1.43%

Janus Aspen Global Allocation Portfolio – Moderate – Service Shares	3.54%	10.42%	9.98%	27.62%	1.59%

Morgan Stanley Capital International All Country World IndexSM	6.05%	16.57%	10.23%

Global Moderate Allocation Index	1.62%	8.75%	5.60%

S&P 500® Index	13.82%	20.60%	18.86%

Moderate Allocation Index	5.16%	11.47%	9.72%

Morningstar Quartile – Institutional Shares	–	2nd	1st

Morningstar Ranking – Institutional Shares based on total returns for World Allocation Funds	–	182/588	17/469

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2014.

The expense ratios shown are estimated.

An underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Portfolio may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see the Portfolio’s prospectuses or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Portfolio and to the underlying funds held within the Portfolio, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolio among underlying Janus funds. Performance of the Portfolio depends on that of the underlying funds, which are subject to the volatility of the financial markets.

For a period of three years subsequent to the Portfolio’s commencement of operations, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed, which could be considered a deferral, if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit.

See important disclosures on the next page

4 | JUNE 30, 2013

(unaudited)

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

Effective May 1, 2013, Janus Aspen Moderate Allocation Portfolio changed its name to Janus Aspen Global Allocation Portfolio – Moderate and its primary benchmark from the S&P 500® Index to the Morgan Stanley Capital International (“MSCI”) All Country World IndexSM. In addition, the Portfolio changed its secondary benchmark from the Moderate Allocation Index to the Global Moderate Allocation Index. Janus Capital believes that these changes provide a more appropriate representation of the Portfolio’s investment strategy that includes an increased focus on global investments, including emerging markets.

*	The Portfolio’s inception date – August 31, 2011

Janus Aspen Series | 5

Janus Aspen Global Allocation Portfolio - Moderate (unaudited)

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Institutional Class Shares	$1,000.00	$1,035.60	$2.42	$1,000.00	$1,022.41	$2.41	0.48%

Service Class Shares	$1,000.00	$1,035.40	$3.28	$1,000.00	$1,021.57	$3.26	0.65%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6 | JUNE 30, 2013

Janus Aspen Global Allocation Portfolio – Moderate(1)

Schedule of Investments (unaudited)

As of June 30, 2013

Shares		Value

Mutual Funds(2),£ – 100.5%
Alternative Funds – 10.8%
45,646	Janus Diversified Alternatives Fund* – Class N Shares	$449,153
9,550	Janus Global Real Estate Fund* – Class I Shares	99,225
		548,378
Equity Funds – 58.0%
45,848	INTECH International Fund* – Class I Shares	368,158
13,615	INTECH U.S. Growth Fund* – Class I Shares	227,102
33,378	INTECH U.S. Value Fund* – Class I Shares	417,562
4,779	Janus Aspen Global Research Portfolio(3) – Institutional Shares	158,272
2,868	Janus Contrarian Fund* – Class I Shares	49,760
12,085	Janus Emerging Markets Fund* – Class I Shares	92,454
3,088	Janus Fund* – Class N Shares	107,327
8,946	Janus Global Select Fund* – Class I Shares	95,724
51,285	Janus International Equity Fund* – Class N Shares	604,132
6,201	Janus Overseas Fund* – Class N Shares	204,995
5,381	Janus Triton Fund* – Class N Shares	109,444
1,593	Janus Twenty Fund* – Class D Shares	106,586
18,626	Perkins Large Cap Value Fund* – Class N Shares	290,568
4,674	Perkins Small Cap Value Fund* – Class N Shares	110,814
		2,942,898
Fixed Income Funds – 31.7%
146,753	Janus Global Bond Fund – Class I Shares	1,444,049
54,380	Janus Short-Term Bond Fund – Class N Shares	165,859
		1,609,908

Total Investments (total cost $5,184,854) – 100.5%		5,101,184

Liabilities, net of Cash, Receivables and Other Assets– (0.5)%		(23,064)

Net Assets – 100%		$5,078,120

(1)	Formerly named Janus Aspen Moderate Allocation Portfolio.
(2)	The Portfolio invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.
(3)	Formerly named Janus Aspen Worldwide Portfolio.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Notes to Schedule of Investments and Other Information (unaudited)

Barclays Global Aggregate Bond Index	Provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Dow Jones Wilshire 5000 Index	Measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization-weighted security returns are used and the Dow Jones Wilshire 5000 Index is considered one of the premier measures of the entire U.S. stock market.

Global Moderate Allocation Index	An internally calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and Barclays Global Aggregate Bond Index (40%).

Moderate Allocation Index	An internally calculated, hypothetical combination of total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays U.S. Aggregate Bond Index (40%), the MSCI EAFE® Index (18%) and the MSCI Emerging Markets IndexSM(2%).

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

*	Non-income producing security.

8 | JUNE 30, 2013

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2013. Except for the value at period end, all other information in the table is for the period ended June 30, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/13

Janus Aspen Global Allocation Portfolio – Moderate
INTECH International Fund- Class I Shares	42,018	$350,988	(867)	$(6,942)	$9	$–	$368,158
INTECH U.S. Growth Fund – Class I Shares	17,468	283,951	(7,575)	(119,166)	9,653	–	227,102
INTECH U.S. Value Fund – Class I Shares	34,949	425,047	(9,044)	(101,966)	12,148	–	417,562
Janus Aspen Global Research Portfolio(1) – Institutional Shares	4,796	166,906	(17)	(597)	(21)	1,429	158,272
Janus Aspen Flexible Bond Portfolio – Institutional Shares	92,588	1,172,081	(113,520)	(1,433,936)	13,330	–	–
Janus Aspen Overseas Portfolio – Institutional Shares	4,590	177,291	(5,612)	(215,050)	14,876	–	–
Janus Contrarian Fund – Class I Shares	2,889	50,806	(21)	(374)	(7)	–	49,760
Janus Diversified Alternatives Fund – Class N Shares	45,980	457,254	(334)	(3,325)	(22)	–	449,153
Janus Emerging Market Fund- Class I Shares	11,450	98,590	(122)	(1,091)	(57)	–	92,454
Janus Fund – Class N Shares	2,649	90,442	(70)	(2,284)	139	–	107,327
Janus Global Bond Fund – Class I Shares	147,832	1,529,546	(1,079)	(11,242)	(230)	5,110	1,444,049
Janus Global Real Estate Fund – Class I Shares	8,323	90,442	(187)	(1,889)	181	–	99,225
Janus Global Research Fund(2) – Class I Shares	1,528	79,820	(2,536)	(130,935)	6,846	–	–
Janus Global Select Fund – Class I Shares	9,012	101,612	(66)	(754)	(20)	–	95,724
Janus International Equity Fund – Class N Shares	45,986	559,020	(735)	(8,907)	(107)	–	604,132
Janus Overseas Fund – Class N Shares	6,223	227,396	(22)	(831)	(63)	–	204,995
Janus Research Fund – Class N Shares	2,938	103,066	(3,859)	(130,468)	11,210	–	–
Janus Short-Term Bond Fund – Class N Shares	66,607	205,293	(25,061)	(77,396)	35	1,180	165,859
Janus Triton Fund – Class N Shares	4,576	90,442	(112)	(2,277)	(17)	–	109,444
Janus Twenty Fund – Class D Shares	1,376	90,442	(36)	(2,425)	17	–	106,586
Perkins Large Cap Value Fund – Class N Shares	26,237	397,882	(13,372)	(198,506)	11,637	–	290,568
Perkins Small Cap Value Fund – Class N Shares	3,981	91,822	(57)	(1,354)	(20)	–	110,814

		$6,840,139		$(2,451,715)	$79,517	$7,719	$5,101,184

(1)	Formerly named Janus Aspen Worldwide Portfolio.
(2)	Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund. Following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Global Allocation Portfolio – Moderate
Mutual Funds
Alternative Funds	$–	$548,378	$–
Equity Funds	–	2,942,898	–
Fixed Income Funds	–	1,609,908	–

Total Investments in Securities	$–	$5,101,184	$–

Janus Aspen Series | 9

Statement of Assets and Liabilities

Janus Aspen Global
As of June 30, 2013 (unaudited)	Allocation Portfolio -
(all numbers in thousands except net asset value per share)	Moderate(1)

Assets:
Investments at cost	$5,185
Affiliated investments at value	5,101
Cash	–
Receivables:
Portfolio shares sold	170
Dividends	3
Due from adviser	3
Non-interested Trustees’ deferred compensation	–
Other assets	–
Total Assets	5,277
Liabilities:
Payables:
Investments purchased	167
Portfolio shares repurchased	7
Advisory fees	–
Fund administration fees	1
Internal servicing cost	–
Distribution fees and shareholder servicing fees	1
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	23
Total Liabilities	199
Net Assets	$5,078
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$5,087
Undistributed net investment loss*	(1)
Undistributed net realized gain from investment and foreign currency transactions*	76
Unrealized net depreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(84)
Total Net Assets	$5,078
Net Assets - Institutional Shares	$149
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13
Net Asset Value Per Share	$11.37
Net Assets - Service Shares	$4,929
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	434
Net Asset Value Per Share	$11.35

*	See Note 3 in Notes to Financial Statements.
(1)	Formerly named Janus Aspen Moderate Allocation Portfolio.

See Notes to Financial Statements.

10 | JUNE 30, 2013

Statement of Operations

Janus Aspen Global
For the period ended June 30, 2013 (unaudited)	Allocation Portfolio -
(all numbers in thousands)	Moderate(1)

Investment Income:
Dividends from affiliates	$8
Total Investment Income	8
Expenses:
Advisory fees	1
Internal servicing expense - Institutional Shares	–
Internal servicing expense - Service Shares	–
Shareholder reports expense	7
Transfer agent fees and expenses	–
Registration fees	5
Professional fees	12
Non-interested Trustees’ fees and expenses	–
Fund administration fees	–
Distribution fees and shareholder servicing fees - Service Shares	3
Other expenses	7
Total Expenses	35
Less: Excess Expense Reimbursement	(26)
Net Expenses after Waivers and Expense Offsets	9
Net Investment Loss	(1)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions(2)	80
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(115)
Net Loss on Investments	(35)
Net Decrease in Net Assets Resulting from Operations	$(36)

(1)	Formerly named Janus Aspen Moderate Allocation Portfolio.
(2)	Includes realized gain/(loss) from affiliates. See affiliates table in Notes to Schedule of Investments and Other Information.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statements of Changes in Net Assets

	Janus Aspen
	Global Allocation
For the period ended June 30 (unaudited) and the year ended December 31	Portfolio - Moderate(1)
(all numbers in thousands)	2013	2012

Operations:
Net investment income/(loss)	$(1)	$11
Net realized gain from investment and foreign currency transactions(2)	80	2
Capital gain distributions from Underlying Funds	–	7
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(115)	38
Net Increase/(Decrease) in Net Assets Resulting from Operations	(36)	58
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	–	(2)
Service Shares	–	(9)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	(2)
Service Shares	(8)	(5)
Net Decrease from Dividends and Distributions	(8)	(18)
Capital Share Transactions:
Shares Sold
Institutional Shares	–	–
Service Shares	4,428	478
Reinvested Dividends and Distributions
Institutional Shares	–	4
Service Shares	8	14
Shares Repurchased
Institutional Shares	–	–
Service Shares	(61)	(38)
Net Increase from Capital Share Transactions	4,375	458
Net Increase in Net Assets	4,331	498
Net Assets:
Beginning of period	747	249
End of period	$5,078	$747

Undistributed Net Investment Income/(Loss)*	$(1)	$–

*	See Note 3 in Notes to Financial Statements.
(1)	Formerly named Janus Aspen Moderate Allocation Portfolio.
(2)	Includes realized gain/(loss) from affiliates. See affiliates table in Notes to Schedule of Investments and Other Information.

See Notes to Financial Statements.

12 | JUNE 30, 2013

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30, 2013 (unaudited) and the year or period	Janus Aspen Global Allocation Portfolio – Moderate(1)
ended December 31	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$11.00	$9.79	$10.00
Income from Investment Operations:
Net investment income	–	0.20	0.17
Net gain/(loss) on investments (both realized and unrealized)	0.39	1.32	(0.21)
Total from Investment Operations	0.39	1.52	(0.04)
Less Distributions:
Dividends (from net investment income)*	–	(0.18)	(0.17)
Distributions (from capital gains)*	(0.02)	(0.13)	–
Total Distributions	(0.02)	(0.31)	(0.17)
Net Asset Value, End of Period	$11.37	$11.00	$9.79
Total Return**	3.56%	15.63%	(0.38)%
Net Assets, End of Period (in thousands)	$149	$144	$125
Average Net Assets for the Period (in thousands)	$151	$137	$123
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	3.68%	24.54%	69.84%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.48%	0.60%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.10)%	1.87%	5.27%
Portfolio Turnover Rate	92%	42%	7%^

Service Shares

For a share outstanding during the period ended June 30, 2013 (unaudited) and the year or period	Janus Aspen Global Allocation Portfolio – Moderate(1)
ended December 31	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$10.98	$9.79	$10.00
Income from Investment Operations:
Net investment income	–	0.17	0.17
Net gain/(loss) on investments (both realized and unrealized)	0.39	1.33	(0.21)
Total from Investment Operations	0.39	1.50	(0.04)
Less Distributions:
Dividends (from net investment income)*	–	(0.18)	(0.17)
Distributions (from capital gains)*	(0.02)	(0.13)	–
Total Distributions	(0.02)	(0.31)	(0.17)
Net Asset Value, End of Period	$11.35	$10.98	$9.79
Total Return**	3.54%	15.44%	(0.38)%
Net Assets, End of Period (in thousands)	$4,929	$603	$124
Average Net Assets for the Period (in thousands)	$2,530	$316	$123
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	2.52%	26.76%	70.08%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.65%	0.73%	1.00%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.05)%	2.78%	5.28%
Portfolio Turnover Rate	92%	42%	7%^

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Formerly named Janus Aspen Moderate Allocation Portfolio.
(2)	Period from August 31, 2011 (inception date) through December 31, 2011.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Portfolio invests.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.25% without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Aspen Series | 13

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Allocation Portfolio – Moderate (formerly named Janus Aspen Moderate Allocation Portfolio) (the “Portfolio”) is a series fund. The Portfolio operates as a “fund of funds,” meaning substantially all of the Portfolio’s assets will be invested in other Janus funds (the “underlying funds”). The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio in this report is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Underlying Funds
The Portfolio invests in a variety of underlying funds to pursue its target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Portfolio has a target allocation, which is how the Portfolio’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Portfolio’s asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: 45%-60% equity investments, 30%-45% fixed-income securities and money market instruments, and 5%-20% alternative investments for the Portfolio. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Portfolio’s and underlying funds’ prospectuses. The Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to fund shareholders.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
The Portfolio’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Portfolio invests on the day of valuation. The NAV for each class of an underlying fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the underlying funds traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the underlying funds’ Trustees. Short-term securities held by the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities held by the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the underlying funds are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect

14 | JUNE 30, 2013

an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The underlying funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Additionally, the Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

Janus Aspen Series | 15

Notes to Financial Statements (continued)

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

16 | JUNE 30, 2013

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Global Allocation Portfolio - Moderate	All Asset Levels	0.05

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and other shareholder relation services for the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees (applicable to Service Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate noted below. Janus Capital has agreed to continue the waiver until at least May 1, 2014. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Expense
Portfolio	Limit (%)

Janus Aspen Global Allocation Portfolio - Moderate	0.39

For a period of three years subsequent to the Portfolio’s commencement of operations, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed, which could be then considered a deferral, if the Portfolio’s expense ratio, including recovered expenses, fails below the expense limit. The recoupment for such reimbursement expires August 31, 2014. For the period ended June 30, 2013, total reimbursement by Janus Capital was $25,856 for the Portfolio. As of June 30, 2013, the aggregate amount of recoupment that may potentially be made to Janus Capital is $198,050.

Janus Capital has entered into an agreement with Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital may use when determining asset class allocations for the Portfolio. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the

Janus Aspen Series | 17

Notes to Financial Statements (continued)

Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $147,212 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to each Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $16,862 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2013. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations. The Portfolio could have employed the assets used by the transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio and the underlying funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio and underlying funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio and underlying funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

The seed capital contribution by Janus Capital or an affiliate as of June 30, 2013 is indicated in the following table.

Seed
Capital at
Portfolio	6/30/13

Janus Aspen Global Allocation Portfolio - Moderate - Institutional Shares	$125,000
Janus Aspen Global Allocation Portfolio - Moderate - Service Shares	125,000

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income

18 | JUNE 30, 2013

for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Global Allocation Portfolio - Moderate	$5,186,946	$61,819	$(147,581)	$(85,762)

4.	Capital Share Transactions

	Janus Aspen Global
	Allocation Portfolio- Moderate
For the period ended June 30 (unaudited) and the year ended December 31 (all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Institutional Shares:
Shares sold	–	–
Reinvested dividends and distributions	–	–
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	–	–
Shares Outstanding, Beginning of Period	13	13
Shares Outstanding, End of Period	13	13
Transactions in Portfolio Shares – Service Shares:
Shares sold	384	44
Reinvested dividends and distributions	1	1
Shares repurchased	(6)	(3)
Net Increase/(Decrease) in Portfolio Shares	379	42
Shares Outstanding, Beginning of Period	55	13
Shares Outstanding, End of Period	434	55

5.	Purchases and Sales of Investment Securities

For the period ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Allocation Portfolio - Moderate	$6,877,345	$2,531,889	$–	$–

6.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 19

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

20 | JUNE 30, 2013

including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the

Janus Aspen Series | 21

Additional Information (unaudited) (continued)

compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio

22 | JUNE 30, 2013

to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 23

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P. and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares

24 | JUNE 30, 2013

redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t

Janus Aspen Series | 25

Useful Information About Your Portfolio Report (unaudited) (continued)

confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

26 | JUNE 30, 2013

Notes

Janus Aspen Series | 27

Notes

28 | JUNE 30, 2013

Notes

Janus Aspen Series | 29

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0813-42996	109-24-81125 08-13

SEMIANNUAL REPORT

June 30, 2013

Janus Aspen Series

Janus Aspen Global Research Portfolio (formerly named Janus Aspen Worldwide Portfolio)

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Aspen Global Research Portfolio (unaudited)

Portfolio Snapshot
We are bottom-up, fundamental investors. We believe a deep, independent research process and high-conviction investing will deliver exceptional results. Our diversified portfolio reflects the best ideas of the Janus research team.
Team-Based Approach Led by Jim Goff, Director of Research

Performance Overview

Janus Aspen Global Research Portfolio’s Institutional Shares and Service Shares returned 8.77% and 8.60%, respectively, over the six-month period ended June 30, 2013, while its primary benchmark, the MSCI World Index, and its secondary benchmark, the MSCI All Country World Index, returned 8.43% and 6.05%, respectively. The Portfolio’s investments in emerging markets, which are not included in the primary benchmark, weighed on performance, reflecting their weak returns relative to developed markets.

New Name, New Management

During the period, Janus Aspen Worldwide Portfolio was renamed Janus Aspen Global Research Portfolio to reflect a change in management from George Maris to the Janus Research Team, headed by Director of Research Jim Goff. The Portfolio’s primary benchmark continues to be the MSCI World Index.

The Portfolio is designed to reflect the best of the research of our Janus global analysts. Our seven sector teams pick their best ideas, where they like the long-term developments, the valuation and where they feel our research brings important insights. The best-idea sector sleeves come together into a portfolio in a way that tries to prevent the influence of big economic calls or sector bets. For example, if the technology research sector represents about 10% of the index, that best-ideas slice that the technology team created gets 10% of the total portfolio. What should influence our relative performance, therefore, is the stock picking within the sectors. We want to generate results from independent investing and independent research of stocks.

Director of Research Comments on Environment

Markets tumbled late in the period with Federal Reserve (Fed) Chairman Ben Bernanke’s first tangible indication that tapering is in our future, meaning that stimulus and the printing of money will decline and eventually end. It is interesting to see how many investors are viewing this development as negative. The most bearish of the bears believe that printing money forever will lead to a financial Armageddon. Is not printing money worse? My optimism leads to another view: a stronger U.S. economy, bolstered particularly in the U.S. by long-duration growth in energy, housing and manufacturing, is good news.

An overlooked story was the declining estimates for the size of the federal deficit in the U.S. The government shortfall has fallen from $1.3 trillion in 2011 and $1.1 trillion in 2012 to the Congressional Budget Office’s estimate of $642 billion in 2013 without any entitlement reform or spending agreements by those hardened foes we call Democrats and Republicans. The U.S. debt to GDP is projected to fall from the 9% to 10% level of 2011-2012 to 4% in 2013 due to flat government spending, a growing economy and rising tax receipts. The federal deficit is better than expected for the first time since the 1990s. During that period, when the federal deficit fell similarly, stocks and the economy did well for a prolonged period.

Still, pundits decry the slow overall growth of the U.S. economy, now followed by rising interest rates. Disaster, right? No. Look under the hood to see what is really happening in the U.S. economy. While the overall U.S. economy grew by 1.8% in the first quarter, private GDP growth was 4% and government-related GDP declined by 5%. More than 100% of recent jobs growth has been from the private sector because government payrolls have declined. Government agencies are getting the message that big government is falling out of favor. Given the dominating concerns of the market related to government deficits, the composition of the growth of the U.S. economy could not be better. More good news.

Around the globe, valuations do not seem stretched, especially in light of today’s low-yield environment. In the U.S., we see the potential for companies to start investing and growing their businesses. Their reluctance so far will give way to a need to grow, we think. Furthermore, in Europe, where company balance sheets also are strong, we see opportunities in restructuring situations, as companies retool for a slower growth outlook. Exporters, too, could do well if global markets pick up, even if Europe remains sluggish. Japanese companies must also improve returns if interest rates rise and the competition for capital surfaces. An effort to loosen monetary policy enough to

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Janus Aspen Global Research Portfolio (unaudited)

end deflation and spark growth is positive for Japanese equities.

Sector Views

In communications, the television industry is on the cusp of two technological breakthroughs that would help television studios further monetize their content when it is viewed outside of the traditional, live television setting. By the end of the year, the industry should be able to measure the amount of viewing taking place on mobile and tablet applications. Another important development on the horizon is the ability of pay-TV distributors to dynamically insert new advertisements into shows that are watched in a delayed setting.

For the consumer sector, retailers are poised for strong sales as they head into the two most important shopping times of the year: the back-to-school and holiday seasons. Stronger housing and stock markets have increased household wealth, helping buoy consumer spending despite headwinds such as the expiration of the payroll tax holiday and this spring’s inclement weather. Lean inventories are also putting retailers in a good position heading into these shopping seasons. Investments made by retailers to improve the shopping experience across the mobile, tablet and social media channels should also help retailers create more touchpoints with the customer and create incremental sales opportunities with a consumer base that appears willing to spend.

Our energy team believes there is a risk of weaker oil prices in the near term. Strong production growth in the U.S. has increased supply, while a slow global economy has weakened near-term demand from developed and emerging markets. The desire to defend market share and destabilize Iran could motivate Saudi Arabia to ramp up its own production, putting more downward pressure on oil prices. Despite near-term weakness, our longer-term outlook is for a range-bound environment where prices stay between $90 and $120 a barrel. Rising demand in emerging markets will set a floor on oil prices over the long term. Meanwhile, horizontal drilling and hydraulic fracturing have increased the ability of the U.S. to ramp up supply. This is helping to keep prices in check on the upside.

While our financials team doesn’t expect a sharp recovery, our outlook for European banks has improved. We think the region has reached an inflection point in the economic activity that drives bank earnings. European loan growth has reached its trough. Nonperforming loans are close to their peak and banks have completed asset write downs. Lending margins have also improved, which will be important for future bank profits. In Asia, slower economic growth in China is weighing on many financial companies. We think economic activity will pick up later this year as the new Chinese government completes the implementation of the economic policies aimed at driving consumption growth. In the U.S., we expect bank revenues to remain sluggish as a function of the low interest rate environment and relatively subdued economic growth. However, banks are focused on cutting expenses, which means profits should grow moderately.

In health care, the quality of the drug pipeline is improving for a number of biotechnology and pharmaceutical companies. The cost of genetic sequencing is becoming cheaper, allowing companies to conduct more productive research and gain a better understanding of the underlying genetics and mutations that cause a specific disease. This has led to more targeted therapies that can substantially improve patient outcomes for a specific subset of patients suffering from the same affliction. The strong potential of these targeted therapies has also led to a more favorable regulatory environment.

From an industrials perspective, Europe’s economy remains weak and will weigh on companies in the region for the rest of the year. However, Europe’s auto industry, one of the largest industries in the industrial sector and broader economy, appears poised for a modest recovery. European auto sales fell sharply in the first half of 2013 and are now well below their average level of sales. We think sales have bottomed out. In 2009, U.S. auto sales hit a similar low-water mark before rebounding. Companies supplying parts to Europe’s auto manufacturers have noted a pickup in orders. If the auto industry improves, it would benefit a host of other European industrial companies.

In technology, a pause in enterprise IT spending has weighed heavily on a number of enterprise technology companies. The low stock valuations of these companies reflect fear that the current downward trend in IT spending represents a long-term secular shift, rather than a cyclical pause due to a weaker economy. We think fears of a longer, structural change to IT spending are overblown. New innovations, such as cloud computing, which allows companies to pay for storage on a “pay-as-you-go” model, or open-source software, which reduces the need for software licenses, do threaten select pockets of enterprise IT spending. But in general, we think the pause in IT spending stems from companies delaying large capital projects due to economic uncertainty.

2 | JUNE 30, 2013

(unaudited)

Performance Overview

Our holdings in the U.S., led by Delta Air Lines and MGIC Investment Corp., were the largest relative contributors on a country basis. Delta benefited from general strength in its industry early in the period due to continued record strong operating results as airlines maintained capacity discipline. Consolidation, the latest being the proposed American Airlines merger with U.S. Airways, has also aided the industry. We think investors are beginning to believe airlines will generate higher and more consistent profits than they have historically. Delta has also indicated the possibility of returning cash to shareholders via dividends.

Mortgage insurer MGIC benefited from a general improvement in U.S. residential real estate fundamentals, particularly stable to rising housing prices. The company also raised capital to strengthen its balance sheet. We sold the position as part of the transition to the Janus Global Research strategy during the period.

Telecommunications equipment provider Ericsson also recorded strong gains as one of the primary beneficiaries of higher spending by carriers to provide faster networks. The company reported good results in its latest quarter with improving margins and raised its guidance for profitability. We feel the company has competitive advantages in both scale and network technology that is enabling it to gain market share versus competitors who have under-invested for many years due to poor financial performance and weak balance sheets.

Fortescue Metals Group was our largest individual detractor. The Australian miner was directly impacted by slowing growth concerns in China and related price weakness in iron ore, which it ships to China. Fortescue’s growth profile remains on track, in our view. We think the company continues to have significant cash-flow-generation potential even at somewhat lower iron ore prices and is expecting to raise cash by selling a portion of its logistics assets.

In technology, Apple was a key detractor. The company’s shares declined despite the company announcing a number of new products for the fall. With lack of detail about products, investors apparently remained in a wait-and-see mode on the stock, and it traded lower. We appreciate the mobile device and computer company’s growing ecosystem (e.g., iTunes and iCloud) and potential growth from new products as well as its commitment to returning capital to shareholders via dividends and stock repurchases. Low investor sentiment has also created a valuation opportunity, in our view.

On a country basis, our holdings in Japan, led lower by factory automation equipment provider FANUC, were among significant detractors. The stock was negatively impacted by a slowdown in the Chinese machine tool market, a key end-market, and lackluster earnings. Orders for FANUC’s robo-drill machining centers were also negatively impacted by a reduction in capital spending among Apple suppliers. While the machine tool cycle remains subdued, investment in robots (particularly by large automakers) continues to grow significantly. We have seen some signs of a cyclical recovery in the machine tool market, though it is slight. Longer term, we feel the company is well positioned to benefit from global growth and increased corporate spending.

Please see “Notes to Financial Statements” for information about derivatives used by the Portfolio.

Outlook

We view the current issues affecting markets as short term in nature. While we pay attention to the Fed, we do not base our investment strategy on its potential actions. Instead, we remain focused on finding attractively valued companies with strong, multi-year growth drivers. If volatility presents an opportunity, we will add to these positions in the coming months.

We believe equity markets will calm down once the Fed’s policies are put in perspective. The Fed’s announcement worried investors who believe that monetary policy is the only factor propping up stock markets right now, but we think there is more substance behind this year’s rally. We see continued strength in the U.S. economic recovery, driven by paradigm shifts in several major areas of the U.S. economy. Cheaper oil and natural gas inputs are creating a manufacturing renaissance in the U.S. Improvements in the housing market are also spurring growth and helping lift consumer confidence, which is at its highest level in years. The Fed will only taper its monetary policy if it sees the economic recovery come into sharper relief. If that happens, we expect the broader market to also recognize these improvements.

In Europe, exporters are somewhat attractive, although the weaker yen makes China a tougher place to compete against Japanese companies. But an area that is overlooked in Europe is corporate restructuring activity among industrial companies.

We believe in the transformation in Japan. We think the last arrow (the third and last package of measures to revive the world’s third-biggest economy) of Prime Minister Shinzo Abe’s plan was weak on specifics and understand it disappointed the market, but we viewed the

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Janus Aspen Global Research Portfolio (unaudited)

pullback there as a buying opportunity. Long term, we like the Japanese market, not just exporters but domestic-focused companies as well.

China remains uncertain. We expect steady growth, around 7% or 8%, but don’t discount a growth disappointment. We think the key is to avoid the areas susceptible to overcapacity, especially in the industrial sector. We still like consumer opportunities. And we think solution areas – such as automation or health care – are attractive. We still think China is an opportunity but one that – again with our theme – ties to stock selection.

In terms of emerging markets generally, we have been surprised by the lack of performance. But with valuations below developed markets, we like the opportunities. Weaker currencies could hurt Brazil and India in terms of inflation, but we think broad economic growth on a multiyear basis warrants exposure to these markets.

Thank you for your investment in Janus Aspen Global Research Portfolio.

4 | JUNE 30, 2013

(unaudited)

Janus Aspen Global Research Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Delta Air Lines, Inc.	0.59%
MGIC Investment Corp.	0.57%
Telefonaktiebolaget L.M. Ericsson – Class B	0.48%
Taylor Wimpey PLC	0.46%
Gilead Sciences, Inc.	0.43%

5 Bottom Performers – Holdings

Contribution

Fortescue Metals Group, Ltd.	–0.44%
Apple, Inc.	–0.35%
FANUC Corp.	–0.33%
ThyssenKrupp A.G.	–0.23%
Volkswagen A.G.	–0.18%

5 Top Performers – Sectors*

		Portfolio Weighting	Morgan Stanley Capital International
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Health Care	0.32%	11.88%	10.98%
Materials	0.29%	4.02%	6.31%
Energy	0.21%	10.06%	10.01%
Utilities	0.18%	2.64%	3.42%
Industrials	0.09%	11.73%	10.97%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Morgan Stanley Capital International
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Consumer Discretionary	–0.56%	13.65%	11.41%
Other**	–0.22%	1.50%	0.00%
Consumer Staples	–0.13%	9.05%	10.81%
Telecommunication Services	–0.05%	2.06%	3.79%
Information Technology	–0.02%	13.78%	11.66%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

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Janus Aspen Global Research Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2013

Canadian Pacific Railway, Ltd. Transportation – Railroad	2.2%
AIA Group, Ltd. Life and Health Insurance	1.8%
EOG Resources, Inc. Oil Companies – Exploration and Production	1.5%
Enterprise Products Partners L.P. Pipelines	1.4%
Noble Energy, Inc. Oil Companies – Exploration and Production	1.4%

8.3%

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Emerging markets comprised 6.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2013

As of December 31, 2012

6 | JUNE 30, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013						Expense Ratios – per the May 1, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Global Research Portfolio – Institutional Shares	8.77%	25.09%	3.88%	5.21%	7.83%	0.55%

Janus Aspen Global Research Portfolio – Service Shares	8.60%	24.75%	3.62%	4.95%	7.55%	0.80%

Morgan Stanley Capital International World IndexSM	8.43%	18.58%	2.70%	7.25%	6.33%

Morgan Stanley Capital International All Country World IndexSM	6.05%	16.57%	2.30%	7.59%	N/A**

Morningstar Quartile – Institutional Shares	–	1st	2nd	4th	2nd

Morningstar Ranking – Institutional Shares based on total returns for World Stock Funds	–	101/1,034	301/730	419/452	106/211

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectuses or Statement of Additional Information for more details.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”) and derivatives. Please see the Portfolio’s prospectuses or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

See important disclosures on the next page.

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Janus Aspen Global Research Portfolio (unaudited)

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

Effective May 1, 2013, Janus Aspen Worldwide Portfolio changed its name to Janus Aspen Global Research Portfolio.

*	The Portfolio’s inception date – September 13, 1993
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

8 | JUNE 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Institutional Shares	$1,000.00	$1,087.70	$2.85	$1,000.00	$1,022.07	$2.76	0.55%

Service Shares	$1,000.00	$1,086.40	$4.14	$1,000.00	$1,020.83	$4.01	0.80%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series | 9

Janus Aspen Global Research Portfolio(1)

Schedule of Investments (unaudited)

As of June 30, 2013

Shares		Value

Common Stock – 99.6%
Agricultural Chemicals – 1.0%
67,670	Monsanto Co.	$6,685,796
Agricultural Operations – 0%
8,132,810	Chaoda Modern Agriculture Holdings, Ltd.ß	314,583
Airlines – 1.4%
217,917	Delta Air Lines, Inc.	4,077,227
183,941	United Continental Holdings, Inc.*	5,755,514
		9,832,741
Apparel Manufacturers – 0.9%
152,423	Burberry Group PLC	3,131,487
345,461	Prada SpA	3,135,777
		6,267,264
Applications Software – 0.2%
24,951	Intuit, Inc.	1,522,760
Athletic Footwear – 0.4%
48,556	NIKE, Inc. – Class B	3,092,046
Automotive – Cars and Light Trucks – 0.9%
490,000	Isuzu Motors, Ltd.	3,355,285
124,698	Maruti Suzuki India, Ltd.	3,227,101
		6,582,386
Beverages – Wine and Spirits – 1.2%
74,845	Pernod-Ricard S.A.	8,298,469
Brewery – 1.1%
157,035	SABMiller PLC	7,528,290
Cable/Satellite Television – 2.1%
147,160	Comcast Corp. – Class A	6,163,061
20,558	Liberty Global PLC*	1,395,683
27,532	Liberty Global PLC – Class A*	2,039,570
44,567	Time Warner Cable, Inc.	5,012,896
		14,611,210
Chemicals – Diversified – 1.3%
339,816	Israel Chemicals, Ltd.	3,358,804
87,136	LyondellBasell Industries N.V. – Class A	5,773,632
		9,132,436
Commercial Banks – 4.0%
795,545	Banco Bilbao Vizcaya Argentaria S.A.	6,673,202
167,000	Banco do Brasil S.A.	1,656,526
6,862,000	China Construction Bank Corp.	4,857,317
111,632	Qatar National Bank SAQ	4,876,233
504,613	Sberbank of Russia (ADR)	5,747,542
489,775	Turkiye Halk Bankasi A/S	4,152,788
		27,963,608
Commercial Services – Finance – 1.3%
16,388	MasterCard, Inc. – Class A	9,414,906
Computer Aided Design – 0.4%
35,823	ANSYS, Inc.*	2,618,661
Computers – 1.1%
19,829	Apple, Inc.	7,853,870
Consulting Services – 0.8%
88,578	Verisk Analytics, Inc. – Class A*	5,288,107
Consumer Products – Miscellaneous – 0.4%
1,183,200	Samsonite International S.A.	2,849,761
Containers – Metal and Glass – 0.8%
135,179	Crown Holdings, Inc.*	5,559,912
Cosmetics and Toiletries – 1.9%
162,938	Colgate-Palmolive Co.	9,334,718
57,782	Estee Lauder Cos., Inc. – Class A	3,800,322
		13,135,040
Diversified Banking Institutions – 4.5%
139,626	Citigroup, Inc.	6,697,859
149,077	Deutsche Bank A.G.	6,238,867
146,507	JPMorgan Chase & Co.	7,734,104
164,766	Societe Generale S.A.	5,661,325
301,360	UBS A.G.	5,131,705
		31,463,860
Diversified Operations – 1.6%
82,661	Danaher Corp.	5,232,441
78,779	Dover Corp.	6,117,977
		11,350,418
E-Commerce/Products – 2.0%
15,656	Amazon.com, Inc.*	4,347,514
94,497	eBay, Inc.*	4,887,385
394,800	Rakuten, Inc.	4,670,234
		13,905,133
E-Commerce/Services – 0.7%
5,797	priceline.com, Inc.*	4,794,873
Electric – Transmission – 1.2%
226,435	Brookfield Infrastructure Partners L.P.	8,269,406
Electronic Components – Miscellaneous – 0.5%
84,805	TE Connectivity, Ltd. (U.S. Shares)	3,862,020
Electronic Components – Semiconductors – 1.5%
288,456	ARM Holdings PLC	3,487,318
88,480	International Rectifier Corp.*	1,852,771
378,594	ON Semiconductor Corp.*	3,059,039
1,929	Samsung Electronics Co., Ltd.	2,267,027
		10,666,155
Electronic Connectors – 0.5%
41,568	Amphenol Corp. – Class A	3,239,810
Electronic Measuring Instruments – 0.7%
15,300	Keyence Corp.	4,883,471
Electronic Security Devices – 0.5%
116,695	Tyco International, Ltd. (U.S. Shares)	3,845,100
Enterprise Software/Services – 0.3%
64,437	Informatica Corp.*	2,254,006
Entertainment Software – 0.2%
143,800	Nexon Co., Ltd.	1,586,499
Finance – Credit Card – 0.9%
83,509	American Express Co.	6,243,133
Food – Confectionary – 1.1%
86,071	Hershey Co.	7,684,419
Food – Miscellaneous/Diversified – 2.1%
76,813	McCormick & Co., Inc.	5,404,562
231,228	Unilever N.V.	9,105,088
		14,509,650
Food – Retail – 0.9%
116,664	Whole Foods Market, Inc.	6,005,863

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2013

Schedule of Investments (unaudited)

As of June 30, 2013

Shares		Value

Hotels and Motels – 0.5%
54,337	Accor S.A.	$1,911,915
912,000	Shangri-La Asia, Ltd.	1,575,698
		3,487,613
Industrial Automation and Robotics – 1.3%
64,100	FANUC Corp.	9,295,664
Instruments – Controls – 0.9%
181,726	Sensata Technologies Holding N.V.*	6,342,237
Internet Content – Entertainment – 0.4%
161,141	Youku Tudou, Inc. (ADR)*	3,092,296
Internet Gambling – 0.3%
1,228,863	Bwin.Party Digital Entertainment PLC	2,107,936
Investment Management and Advisory Services – 0.9%
85,088	T. Rowe Price Group, Inc.	6,224,187
Life and Health Insurance – 2.6%
3,001,400	AIA Group, Ltd.	12,712,549
352,746	Prudential PLC	5,766,541
		18,479,090
Machinery – Pumps – 0.6%
135,015	Weir Group PLC	4,416,388
Medical – Biomedical and Genetic – 3.2%
50,639	Alexion Pharmaceuticals, Inc.*	4,670,941
51,300	Celgene Corp.*,**	5,997,483
130,114	Gilead Sciences, Inc.*	6,663,138
124,756	Incyte Corp., Ltd.*	2,744,632
26,372	Vertex Pharmaceuticals, Inc.*	2,106,332
		22,182,526
Medical – Drugs – 5.5%
120,773	Abbott Laboratories	4,212,562
66,038	Alkermes PLC*	1,893,970
147,619	GlaxoSmithKline PLC	3,699,511
66,124	Jazz Pharmaceuticals PLC*	4,544,702
78,232	Medivation, Inc.*	3,849,014
29,050	Roche Holding A.G.	7,229,429
31,525	Sanofi	3,266,810
149,817	Shire PLC	4,750,201
63,589	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	5,473,741
		38,919,940
Medical – HMO – 0.8%
87,912	Aetna, Inc.	5,585,928
Medical Information Systems – 0.6%
46,424	athenahealth, Inc.*	3,933,041
Metal – Iron – 0.4%
1,058,056	Fortescue Metals Group, Ltd.	2,940,845
Metal Processors and Fabricators – 0.8%
23,796	Precision Castparts Corp.	5,378,134
Multi-Line Insurance – 0.5%
465,200	BB Seguridade Participacoes S.A.	3,669,888
Multimedia – 1.6%
205,441	News Corp. – Class A	6,697,377
71,257	Walt Disney Co.	4,499,879
		11,197,256
Networking Products – 0.9%
252,419	Cisco Systems, Inc.**	6,136,306
Oil – Field Services – 1.2%
118,346	Schlumberger, Ltd. (U.S. Shares)	8,480,674
Oil and Gas Drilling – 0.9%
98,233	Helmerich & Payne, Inc.	6,134,651
Oil Companies – Exploration and Production – 4.9%
141,018	Cobalt International Energy, Inc.*	3,746,848
77,022	EOG Resources, Inc.	10,142,257
259,860	Genel Energy PLC*	3,625,687
158,852	Noble Energy, Inc.	9,537,474
648,888	Ophir Energy PLC*	3,522,758
252,921	Tullow Oil PLC	3,850,027
		34,425,051
Oil Companies – Integrated – 1.2%
128,878	Royal Dutch Shell PLC (ADR)	8,222,416
Oil Field Machinery and Equipment – 1.2%
126,315	National Oilwell Varco, Inc.	8,703,104
Oil Refining and Marketing – 1.3%
145,935	PBF Energy, Inc.	3,779,717
159,742	Valero Energy Corp.	5,554,229
		9,333,946
Pharmacy Services – 1.7%
108,560	Express Scripts Holding Co.*	6,697,066
106,873	Omnicare, Inc.	5,098,911
		11,795,977
Pipelines – 1.4%
157,740	Enterprise Products Partners L.P.	9,803,541
Real Estate Management/Services – 1.6%
67,386	Jones Lang LaSalle, Inc.	6,141,560
180,000	Mitsubishi Estate Co., Ltd.	4,794,070
		10,935,630
Real Estate Operating/Development – 1.8%
142,308	Brookfield Asset Management, Inc. – Class A (U.S. Shares)	5,125,934
1,507,565	Hang Lung Properties, Ltd.	5,257,953
4,958,000	Shun Tak Holdings, Ltd.	2,403,631
		12,787,518
REIT – Diversified – 0.8%
39,914	American Tower Corp.	2,920,507
202,091	Lexington Realty Trust	2,360,423
		5,280,930
REIT – Health Care – 0.5%
45,827	Ventas, Inc.	3,183,143
REIT – Regional Malls – 0.6%
26,331	Simon Property Group, Inc.	4,158,192
Retail – Apparel and Shoe – 0.4%
162,838	American Eagle Outfitters, Inc.	2,973,422
Retail – Jewelry – 0.9%
1,504,200	Chow Tai Fook Jewellery Group, Ltd.	1,570,956
27,361	Cie Financiere Richemont S.A.	2,420,853
33,567	Tiffany & Co.	2,445,020
		6,436,829
Semiconductor Components/Integrated Circuits – 1.2%
474,110	Atmel Corp.*	3,484,709

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 11

Janus Aspen Global Research Portfolio(1)

Schedule of Investments (unaudited)

As of June 30, 2013

Shares		Value

Semiconductor Components/Integrated Circuits – (continued)
1,399,000	Taiwan Semiconductor Manufacturing Co., Ltd.	$5,182,173
		8,666,882
Software Tools – 0.3%
27,442	VMware, Inc. – Class A*	1,838,340
Steel – Producers – 0.7%
245,528	ThyssenKrupp A.G.	4,823,705
Super-Regional Banks – 0.8%
147,901	U.S. Bancorp	5,346,621
Telecommunication Services – 1.0%
145,020	Amdocs, Ltd. (U.S. Shares)	5,378,792
3,613,500	Tower Bersama Infrastructure Tbk PT	1,894,173
		7,272,965
Television – 0.6%
89,178	CBS Corp. – Class B	4,358,129
Therapeutics – 0.3%
42,731	BioMarin Pharmaceutical, Inc.*	2,383,962
Tobacco – 2.5%
250,450	Imperial Tobacco Group PLC	8,683,617
254,100	Japan Tobacco, Inc.	8,981,651
		17,665,268
Toys – 0.8%
67,866	Mattel, Inc.	3,075,009
24,200	Nintendo Co., Ltd.	2,855,385
		5,930,394
Transactional Software – 0.4%
46,110	Solera Holdings, Inc.	2,566,022
Transportation – Marine – 1.1%
1,109	A.P. Moeller – Maersk A/S – Class B	7,943,965
Transportation – Railroad – 2.7%
126,874	Canadian Pacific Railway, Ltd.	15,389,234
33,833	Kansas City Southern	3,584,945
		18,974,179
Transportation – Services – 2.5%
149,312	Koninklijke Vopak N.V.	8,808,036
78,886	Kuehne + Nagel International A.G.	8,663,008
		17,471,044
Web Portals/Internet Service Providers – 1.0%
8,221	Google, Inc. – Class A*	7,237,522
Wireless Equipment – 1.1%
72,887	Motorola Solutions, Inc.	4,207,767
320,001	Telefonaktiebolaget L.M. Ericsson – Class B	3,626,662
		7,834,429

Total Common Stock (cost $652,533,554)		699,473,388

Money Market – 0.3%
1,935,271	Janus Cash Liquidity Fund LLC, 0%£ (cost $1,935,271)	1,935,271

Total Investments (total cost $654,468,825) – 99.9%		701,408,659

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		706,125

Net Assets – 100%		$702,114,784

(1)	Formerly named Janus Aspen Worldwide Portfolio.

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$2,940,845	0.4%
Brazil	5,326,414	0.8%
Canada	25,988,909	3.7%
China	8,264,196	1.2%
Denmark	7,943,965	1.1%
France	19,138,519	2.7%
Germany	11,062,572	1.6%
Hong Kong	26,370,548	3.8%
India	3,227,101	0.5%
Indonesia	1,894,173	0.3%
Israel	3,358,804	0.5%
Italy	3,135,777	0.4%
Japan	40,422,259	5.8%
Netherlands	17,913,124	2.6%
Qatar	4,876,233	0.7%
Russia	5,747,542	0.8%
South Korea	2,267,027	0.3%
Spain	6,673,202	1.0%
Sweden	3,626,662	0.5%
Switzerland	23,444,995	3.3%
Taiwan	5,182,173	0.7%
Turkey	7,778,475	1.1%
United Kingdom	62,601,743	8.9%
United States††	402,223,401	57.3%

Total	$701,408,659	100.0%

††	Includes Cash Equivalents of 0.3%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | JUNE 30, 2013

Notes to Schedule of Investments and Other Information (unaudited)

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

A/S	Aktieselskab: Danish term for a stock-based corporation.

A.G.	Aktiengesellschaft: German term for Public Limited Company.

ADR	American Depositary Receipt

L.P.	Limited Partnership

LLC	Limited Liability Company

N.V.	Naamloze Vennootschap: Dutch term for Public Limited Liability Company.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

S.A.	Sociedad Anonima: Spanish term for publicly-traded company.

SpA	Societa per Azioni: Italian term for Public Limited Company.

Tbk PT	Terbuka Perseroan Terbatas: Indonesian term for Limited Liability Company.

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.

**	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2013, is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Research Portfolio	$11,689,180

ß	Security is illiquid.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2013. Except for the value at period end, all other information in the table is for the period ended June 30, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/13

Janus Aspen Global Research Portfolio
Janus Cash Liquidity Fund LLC	84,887,628	$84,887,628	(91,013,947)	$(91,013,947)	$–	$6,326	$1,935,271

Janus Aspen Series | 13

Notes to Schedule of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Global Research Portfolio
Common Stock
Agricultural Operations	$–	$–	$314,583
Commercial Banks	22,216,066	5,747,542	–
Internet Content – Entertainment	–	3,092,296	–
Oil Companies – Integrated	–	8,222,416	–
All Other	659,880,485	–	–

Money Market	–	1,935,271	–

Total Investments in Securities	$682,096,551	$18,997,525	$314,583

14 | JUNE 30, 2013

Statement of Assets and Liabilities

As of June 30, 2013 (unaudited)	Janus Aspen Global
(all numbers in thousands except net asset value per share)	Research Portfolio(1)

Assets:
Investments at cost	$654,469
Unaffiliated investments at value	$699,473
Affiliated investments at value	1,935
Cash	351
Cash denominated in foreign currency(2)	72
Receivables:
Portfolio shares sold	87
Dividends	804
Foreign dividend tax reclaim	216
Non-interested Trustees’ deferred compensation	12
Other assets	2
Total Assets	702,952
Liabilities:
Payables:
Portfolio shares repurchased	442
Advisory fees	261
Fund administration fees	6
Internal servicing cost	1
Distribution fees and shareholder servicing fees	36
Non-interested Trustees’ fees and expenses	4
Non-interested Trustees’ deferred compensation fees	12
Accrued expenses and other payables	75
Total Liabilities	837
Net Assets	$702,115
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$914,904
Undistributed net investment income*	2,517
Undistributed net realized loss from investment and foreign currency transactions*	(262,238)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	46,932
Total Net Assets	$702,115
Net Assets - Institutional Shares	$525,720
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,873
Net Asset Value Per Share	$33.12
Net Assets - Service Shares	$176,395
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,404
Net Asset Value Per Share	$32.64

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Aspen Worldwide Portfolio.
(2)	Includes cost of $72,225.

See Notes to Financial Statements.

Janus Aspen Series | 15

Statement of Operations

For the period ended June 30, 2013 (unaudited)	Janus Aspen Global
(all numbers in thousands)	Research Portfolio(1)

Investment Income:
Interest	$–
Dividends	6,779
Dividends from affiliates	6
Other Income	2
Foreign tax withheld	(423)
Total Investment Income	6,364
Expenses:
Advisory fees	1,748
Internal servicing expense - Institutional Shares	3
Internal servicing expense - Service Shares	1
Shareholder reports expense	47
Transfer agent fees and expenses	1
Registration fees	15
Custodian fees	45
Professional fees	18
Non-interested Trustees’ fees and expenses	4
Fund administration fees	36
Distribution fees and shareholder servicing fees - Service Shares	216
Other expenses	23
Total Expenses	2,157
Net Expenses after Waivers and Expense Offsets	2,157
Net Investment Income	4,207
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	58,335
Net realized loss from written options contracts	(299)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(3,557)
Net Gain on Investments	54,479
Net Increase in Net Assets Resulting from Operations	$58,686

(1)	Formerly named Janus Aspen Worldwide Portfolio.

See Notes to Financial Statements.

16 | JUNE 30, 2013

Statements of Changes in Net Assets

	Janus Aspen
	Global Research
For the period ended June 30 (unaudited) and the year ended December 31	Portfolio(1)
(all numbers in thousands)	2013	2012

Operations:
Net investment income	$4,207	$7,441
Net realized gain/(loss) from investment and foreign currency transactions	58,036	(21,447)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(3,557)	133,207
Net Increase in Net Assets Resulting from Operations	58,686	119,201
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(4,934)	(4,347)
Service Shares	(1,525)	(1,170)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(6,459)	(5,517)
Capital Share Transactions:
Shares Sold
Institutional Shares	6,485	9,037
Service Shares	17,966	20,231
Reinvested Dividends and Distributions
Institutional Shares	4,934	4,347
Service Shares	1,525	1,170
Shares Repurchased
Institutional Shares	(41,850)	(76,008)
Service Shares	(11,947)	(30,253)
Service II Shares(2)	N/A	(11)
Net Decrease from Capital Share Transactions	(22,887)	(71,487)
Net Increase in Net Assets	29,340	42,197
Net Assets:
Beginning of period	672,775	630,578
End of period	$702,115	$672,775

Undistributed Net Investment Income*	$2,517	$4,769

*	See Note 5 in Notes to Financial Statements.
(1)	Formerly named Janus Aspen Worldwide Portfolio.
(2)	A liquidation of Service II Shares occurred at the close of business on April 27, 2012.

See Notes to Financial Statements.

Janus Aspen Series | 17

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30,	Janus Aspen Global Research Portfolio(1)
2013 (unaudited) and each year ended December 31	2013	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$30.74	$25.83	$30.13	$26.18	$19.27	$35.35
Income from Investment Operations:
Net investment income	0.24	0.37	0.31	0.20	0.29	0.37
Net gain/(loss) on investments (both realized and unrealized)	2.45	4.79	(4.44)	3.92	6.94	(16.11)
Total from Investment Operations	2.69	5.16	(4.13)	4.12	7.23	(15.74)
Less Distributions:
Dividends (from net investment income)*	(0.31)	(0.25)	(0.17)	(0.17)	(0.32)	(0.34)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.31)	(0.25)	(0.17)	(0.17)	(0.32)	(0.34)
Net Asset Value, End of Period	$33.12	$30.74	$25.83	$30.13	$26.18	$19.27
Total Return**	8.77%	20.08%	(13.74)%	15.83%	37.70%	(44.69)%
Net Assets, End of Period (in thousands)	$525,720	$516,001	$490,539	$648,827	$639,936	$522,295
Average Net Assets for the Period (in thousands)	$539,988	$505,342	$587,144	$623,284	$558,029	$826,712
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.55%	0.55%	0.70%	0.65%	0.63%	0.53%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.55%	0.55%	0.70%	0.65%	0.63%	0.53%
Ratio of Net Investment Income to Average Net Assets***	1.24%	1.19%	1.05%	0.76%	1.35%	1.26%
Portfolio Turnover Rate	70%	56%	88%	86%	206%	14%

Service Shares

For a share outstanding during the period ended June 30,	Janus Aspen Global Research Portfolio(1)
2013 (unaudited) and each year ended December 31	2013	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$30.31	$25.51	$29.80	$25.93	$19.10	$35.05
Income from Investment Operations:
Net investment income	0.18	0.23	0.19	0.12	0.24	0.21
Net gain/(loss) on investments (both realized and unrealized)	2.44	4.79	(4.34)	3.88	6.87	(15.87)
Total from Investment Operations	2.62	5.02	(4.15)	4.00	7.11	(15.66)
Less Distributions:
Dividends (from net investment income)*	(0.29)	(0.22)	(0.14)	(0.13)	(0.28)	(0.29)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.29)	(0.22)	(0.14)	(0.13)	(0.28)	(0.29)
Net Asset Value, End of Period	$32.64	$30.31	$25.51	$29.80	$25.93	$19.10
Total Return**	8.64%	19.77%	(13.95)%	15.52%	37.40%	(44.84)%
Net Assets, End of Period (in thousands)	$176,395	$156,774	$140,029	$172,885	$144,294	$96,699
Average Net Assets for the Period (in thousands)	$174,171	$149,451	$165,580	$151,800	$114,103	$159,561
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.80%	0.80%	0.95%	0.90%	0.88%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.80%	0.80%	0.95%	0.90%	0.88%	0.78%
Ratio of Net Investment Income to Average Net Assets***	1.01%	0.94%	0.81%	0.50%	1.08%	1.01%
Portfolio Turnover Rate	70%	56%	88%	86%	206%	14%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Aspen Worldwide Portfolio.

See Notes to Financial Statements.

18 | JUNE 30, 2013

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Research Portfolio (formerly named Janus Aspen Worldwide Portfolio) (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy.

20 | JUNE 30, 2013

Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the period ended June 30, 2013.

Transfers Out of
Level 2 to
Portfolio	Level 1

Janus Aspen Global Research Portfolio	$183,277,275

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2013 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar

22 | JUNE 30, 2013

cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value.” Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations.

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

Written option activity for the period ended June 30, 2013 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Global Research Portfolio
Options outstanding at December 31, 2012	–	$–
Options written	1,810	27,380
Options closed	(1,810)	(27,380)
Options expired	–	–
Options exercised	–	–

Options outstanding at June 30, 2013	–	$–

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2013.

The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2013

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$(471,113)	$–	$(471,113)

Foreign Exchange Contracts	–	–	–	5,679,526	5,679,526

Total	$–	$–	$(471,113)	$5,679,526	$5,208,413

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$132,769	$–	$132,769

Foreign Exchange Contracts	–	–	–	(1,726,588)	(1,726,588)

Total	$–	$–	$132,769	$(1,726,588)	$(1,593,819)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Portfolio and the investment management industry as a whole, is not yet certain.

24 | JUNE 30, 2013

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.

A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities (also known as “A Shares”).

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Global Research Portfolio	0.60

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Global Research Portfolio	MSCI World IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The Performance Adjustment is based on a rolling 36-month performance measurement period. Any applicable Performance Adjustment began February 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) to the Institutional Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the period ended June 30, 2013, the Portfolio recorded a Performance Adjustment of $(376,546).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and other shareholder relation services for the Portfolio. Janus Services is not compensated for its

26 | JUNE 30, 2013

services related to the Shares, except for out-of-pocket costs.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $147,212 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $16,862 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2013. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)	Net Tax Appreciation

Janus Aspen Global Research Portfolio	$655,563,744	$79,527,266	$(33,682,351)	$45,844,915

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2012

	December 31,	December 31,	No Expiration		Accumulated
Portfolio	2016	2017	Short-Term	Long-Term	Capital Losses

Janus Aspen Global Research Portfolio	$(4,371,577)	$(290,125,032)	$(17,452,563)	$–	$(311,949,172)

6.	Capital Share Transactions

For the period ended June 30 (unaudited) and the year ended December 31	Janus Aspen Global Research Portfolio
(all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Institutional Shares
Shares sold	197	320
Reinvested dividends and distributions	150	155
Shares repurchased	(1,259)	(2,684)
Net Increase/(Decrease) in Portfolio Shares	(912)	(2,209)
Shares Outstanding, Beginning of Period	16,785	18,994
Shares Outstanding, End of Period	15,873	16,785
Transactions in Portfolio Shares – Service Shares
Shares sold	550	724
Reinvested dividends and distributions	47	42
Shares repurchased	(365)	(1,084)
Net Increase/(Decrease) in Portfolio Shares	232	(318)
Shares Outstanding, Beginning of Period	5,172	5,490
Shares Outstanding, End of Period	5,404	5,172

28 | JUNE 30, 2013

For the period ended June 30 (unaudited) and the year ended December 31	Janus Aspen Global Research Portfolio
(all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Service II Shares(1)(2)
Shares sold	N/A	–
Reinvested dividends and distributions	N/A	–
Shares repurchased	N/A	(386)
Net Increase/(Decrease) in Portfolio Shares	N/A	(386)
Shares Outstanding, Beginning of Period	–	386
Shares Outstanding, End of Period	N/A	–

(1)	Transactions in Portfolio Shares - Service II Shares are not in thousands.
(2)	A liquidation of Service II Shares occurred at the close of business on April 27, 2012.

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Research Portfolio	$487,147,913	$495,693,826	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

30 | JUNE 30, 2013

including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio

32 | JUNE 30, 2013

to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 33

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P. and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares

34 | JUNE 30, 2013

redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t

Janus Aspen Series | 35

Useful Information About Your Portfolio Report (unaudited) (continued)

confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

36 | JUNE 30, 2013

Notes

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0813-42793	109-24-81112 08-13

SEMIANNUAL REPORT

June 30, 2013

Janus Aspen Series

Janus Aspen Global Technology Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Aspen Global Technology Portfolio (unaudited)

Portfolio Snapshot
We seek to identify strong technology-related businesses with sustainable competitive advantages and improving returns on capital. We believe what sets us apart is the depth of our research, our investment conviction, and our commitment to delivering superior long-term results for our clients.
J. Bradley Slingerlend portfolio manager

Performance Overview

During the six months ended June 30, 2013, Janus Aspen Global Technology Portfolio’s Institutional Shares and Service Shares returned 9.11% and 9.09%, respectively. By comparison, the Portfolio’s primary and secondary benchmarks, the S&P 500 Index and the MSCI World Information Technology Index, returned 13.82% and 6.01%, respectively.

Investment Environment

Global technology stocks lagged broader global developed markets during the period due primarily to weak performance in computer hardware, which was offset in part by gains in semiconductors, systems software and Internet software/services. Technology stocks performed relatively better in the second half of the period, led by companies involved in cloud computing, with many of these stocks trading at all-time highs. Scarcity of growth alternatives drove most of the returns rather than improving fundamentals, in our view. Computer hardware’s performance reflected weakness in index heavyweight Apple, while IT consulting suffered from the fiscal year U.S. immigration cap limit on temporary foreign workers being reached in early April. Enterprise IT spending was weak in Europe and Asia, but offset by strength in the U.S. Meanwhile, supply chain stocks saw modest growth, albeit off a low base. In consumer spending, PC sales continued to decline, while smartphones and tablet computers maintained their strength, although smartphones showed signs of nearing a peak based on lower average selling prices.

Portfolio Manager Comments

We’re all familiar with the classic bell curve or normal distribution. Bell curves correctly explain many things – especially things that occur under relatively mild conditions, such as the distribution of people’s height, or particles in a room. If we can reasonably estimate the shape of the curve, we can understand the likelihood of a range of outcomes, such as the chance that a person will be between 5 feet, 10 inches and 6 feet, 2 inches, for example. After all, 99% of all phenomena in a normally distributed curve happen within three standard deviations of the mean. Here’s the catch: Normal distribution curves are really bad at explaining phenomena in more extreme conditions, such as those found in complex systems. For example, under a normally distributed curve, the probability of the huge single-day market decline in October 1987, known as Black Monday, is 10-148 (or 1 divided by a 1 with 148 zeros after it). That probability is so fantastically small we’d likely have to wait around trillions of years longer than the history of the universe to experience it again. It was an unusual day, but not that rare.

So we have a question to answer: Are financial markets complex systems? By one definition, a complex system is one in which large networks of components with no central control lead to complex behavior, sophisticated information processing and exhibit adaptive learning. Let’s see, sophisticated information processing, adaptive learning, emergent behavior. Sounds like financial markets to us.

Complex systems are incredibly sensitive to relatively small changes and are best explained by power laws. So what’s a power law? Unlike bell curves, power laws tell us that extreme events are massively more likely than we care to predict. In other words, we see numerous data points in the “tails” of the distribution, giving power laws “fat tails” compared with a normal distribution or bell curve. Power laws in nature are quite frequent. Earthquakes, which are the product of complex systems, follow a power law. Given a certain number of earthquakes, we know that most will be relatively harmless but more than a few will be catastrophic. We just never know when and where the next one will hit or at what magnitude.

The existence of power laws means that large changes or events are far more likely to occur than what normal distribution curves would imply. In fact, the extreme events are not that uncommon. If you wonder why we live through so many three standard deviation events, power laws make intuitive sense; that is, we’ve been trying to fit

Janus Aspen Series | 1

Janus Aspen Global Technology Portfolio (unaudited)

the wrong “normal” paradigm onto a complex system. The probability of Black Monday under a power law distribution is more like 10-5, or a decent chance we’ll experience that type of event every 100 years or so.

Power laws are no secret to venture capitalists (VCs). They know that the majority of their investments are going to amount to nothing, but they also expect that a few are going to make up for all of their disappointment and then some. The best management, the most sophisticated plans or ample funding do not guarantee success. In fact, often the least plausible startups are the ones that break through. Who knew that Facebook would become such a massive success when MySpace seemed to dominate the market? To hedge against the risk of uncertainty, venture capital firms fund a number of companies. Many times several of these companies might even be competing with one another. Furthermore, VCs are not afraid to pull the plug on a company that isn’t working. Companies that adapt and evolve to deliver a strong value proposition to the user while achieving a platform within their field survive to become larger companies.

Although it may be a bit counterintuitive, it’s because of extreme volatility and unpredictability that it’s possible for VCs to lose more often than they win but still make out like a bandit. VCs have learned that optionality is far more important than their attempts at predicting the future. We believe this logic holds true in public market investing too, but with one essential caveat.

Investors often talk about conviction. Our definition of conviction does not mean correctly predicting the future (which we believe introduces many cognitive biases and opens the door for potential investment mistakes). It means correctly identifying resilient companies to comprise the body of the portfolio (fewer large position sizes) while opening the portfolio up to as much optionality as possible in the tail (more small position sizes). This allows us to remain indifferent about various paths the future might take while still potentially benefiting from change through optionality.

Both the pace of change in technology and technology’s impact on the world are rising. Therefore, we think it’s increasingly hard to make solid predictions about the future. Informed by our analysis of power laws, we believe the optimal portfolio has a combination of resilience and optionality.

Derivatives

We used puts on individual securities during the period in an attempt to limit the Portfolio’s decline during market sell-offs. We also used forward exchange contracts. These positions were a modest net detractor from relative performance. Over time we expect to use derivatives to take advantage of underlying volatility in the technology sector with the goal of enhancing long term returns for investors. Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.

Detractors from Performance

Our holdings in systems software, industrial machinery and semiconductors weighed the most on relative performance.

Individually, Apple was the largest detractor on absolute performance during the period. Although the computer and mobile device maker was the largest position in the Portfolio at period end, we were underweight the company relative to the MSCI World Information Technology Index, helping our performance on a relative basis. The company’s shares declined despite the company announcing a number of new products for the fall. However, Apple provided few specifics, as is usual for the company. With lack of detail about products, investors apparently remained in a wait-and-see mode on the stock, and it traded lower. We appreciate the mobile device and computer company’s growing ecosystem (e.g., iTunes and iCloud) and potential growth from new products.

VMware was also among top detractors. The server virtualization software designer traded lower after the company gave guidance that was below the market’s expectations, although we found after adjusting for divestitures that the company’s growth outlook is improving. We believe VMware will benefit as the enterprise IT spending environment brightens and its new products become better known.

In industrial machinery, Japanese factory automation firm FANUC was a key detractor. The stock was negatively impacted by a slowdown in the Chinese machine tool market, a key end-market, and lackluster earnings. Orders for FANUC’s robo-drill machining centers were also negatively impacted by a reduction in capital spending among Apple suppliers. While the machine tool cycle remains subdued, investment in robots (particularly by large automakers) continues to grow significantly. We have seen some signs of a cyclical recovery in the machine tool market, though it is slight. Longer term, we feel the company is well positioned to benefit from global growth and increased corporate spending.

2 | JUNE 30, 2013

(unaudited)

Contributors to Performance

Our significant underweight in computer hardware was a significant relative contributor followed by our holdings in Internet retail and application software. Our stock selection overall was strong.

Search engine giant Google, our second-largest holding as of period end, was our top contributor. Many of the concerns investors had about the company’s transition to mobile last year are disappearing. In fact, the transition is going well through its Android operating system for touchscreen mobile devices, smartphones and tablets. We think Android’s rapidly growing installed base will provide the company significant control over its mobile search and display advertising destiny.

Electronics connector maker TE Connectivity also aided performance, reflecting the modest improvement we saw in supply chain stocks during the period. The company holds a leading market position in electronic connectors, an attractive industry in our view. TE Connectivity has historically generated high free cash flow and it has improved its operating leverage as a result of a restructuring effort during the 2008-2009 recession. We also appreciate the company’s healthy dividend and stock buyback program.

Real estate e-commerce firm Zillow, another top contributor, reported strong results against low expectations. The company has created a marketplace for buyers and sellers in real estate and has enabled real estate agents to reach clients more efficiently than through traditional advertising. We think Zillow can grow its relatively small market share in a $6 billion real estate advertising budget market. The company is developing other products that show promise as well, in our view.

Thank you for your investment in Janus Aspen Global Technology Portfolio.

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Janus Aspen Global Technology Portfolio (unaudited)

Janus Aspen Global Technology Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Google, Inc. – Class A	0.83%
TE Connectivity, Ltd. (U.S. Shares)	0.64%
Zillow, Inc. – Class A	0.60%
Amphenol Corp. – Class A	0.59%
Ctrip.com International, Ltd. (ADR)	0.46%

5 Bottom Performers – Holdings

Contribution

Apple, Inc.	–2.31%
VMware, Inc. – Class A	–0.51%
FANUC Corp.	–0.48%
Oracle Corp.	–0.33%
Samsung Electronics Co., Ltd.	–0.15%

5 Top Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Consumer Discretionary	0.60%	10.44%	11.69%
Energy	0.42%	0.00%	10.85%
Materials	0.38%	0.00%	3.45%
Utilities	0.13%	0.00%	3.42%
Telecommunication Services	–0.11%	1.11%	2.97%

5 Bottom Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Information Technology	–4.11%	75.87%	18.14%
Industrials	–1.00%	4.67%	10.11%
Health Care	–0.68%	1.28%	12.50%
Other**	–0.56%	3.75%	0.00%
Consumer Staples	–0.15%	0.00%	10.80%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | JUNE 30, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2013

Apple, Inc. Computers	7.5%
Google, Inc. – Class A Web Portals/Internet Service Providers	7.4%
Oracle Corp. Enterprise Software/Services	3.7%
TE Connectivity, Ltd. (U.S. Shares) Electronic Components – Miscellaneous	3.2%
Amphenol Corp. – Class A Electronic Connectors	3.1%

24.9%

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Emerging markets comprised 8.3% of total net assets.

*Includes Securities Sold Short of (0.7)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2013

As of December 31, 2012

Janus Aspen Series | 5

Janus Aspen Global Technology Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013						Expense Ratios – per the May 1, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Global Technology Portfolio – Institutional Shares	9.11%	16.23%	8.51%	9.24%	–2.56%	0.76%

Janus Aspen Global Technology Portfolio – Service Shares	9.09%	16.06%	8.25%	9.00%	–2.80%	1.01%

S&P 500® Index	13.82%	20.60%	7.01%	7.30%	2.66%

Morgan Stanley Capital International World Information Technology Index	6.01%	8.88%	4.77%	6.55%	–3.72%**

Morningstar Quartile – Institutional Shares	–	2nd	1st	2nd	3rd

Morningstar Ranking – Institutional Shares based on total returns for Technology Funds	–	57/212	52/205	80/203	87/145

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives, and short sales. Please see the Portfolio’s prospectuses or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

See important disclosures on the next page.

6 | JUNE 30, 2013

(unaudited)

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

The use of short sales may cause the Portfolio to have higher expenses than those of other equity portfolios. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s use of short sales in effect leverages the Portfolio. The Portfolio’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – January 18, 2000
**	The Morgan Stanley Capital International World Information Technology Index since inception returns are calculated from January 31, 2000.

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Janus Aspen Global Technology Portfolio (unaudited)

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Institutional Shares	$1,000.00	$1,091.10	$3.78	$1,000.00	$1,021.17	$3.66	0.73%

Service Shares	$1,000.00	$1,090.90	$5.03	$1,000.00	$1,019.98	$4.86	0.97%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

8 | JUNE 30, 2013

Janus Aspen Global Technology Portfolio

Schedule of Investments (unaudited)

As of June 30, 2013

Shares or Contract Amount		Value

Common Stock – 97.4%
Advertising Services – 0.1%
11,599	Marin Software, Inc.	$118,774
Applications Software – 4.6%
9,235	Citrix Systems, Inc.*	557,147
27,932	Intuit, Inc.	1,704,690
28,296	Linx S.A.	456,592
17,374	Model N, Inc.*	405,857
36,797	RealPage, Inc.*	674,857
19,698	Red Hat, Inc.*	941,958
19,344	Salesforce.com, Inc.*	738,554
		5,479,655
Cable/Satellite Television – 0.9%
9,987	Time Warner Cable, Inc.	1,123,338
Cellular Telecommunications – 0.4%
16,996	T-Mobile U.S., Inc.	421,671
Commercial Services – 0.5%
38,964	Live Nation Entertainment, Inc.*	603,942
Commercial Services – Finance – 2.5%
5,059	MasterCard, Inc. – Class A	2,906,395
Computer Aided Design – 1.8%
29,151	ANSYS, Inc.*	2,130,938
Computer Services – 0.7%
14,167	Cognizant Technology Solutions Corp. – Class A*	886,996
Computer Software – 2.4%
35,941	Blackbaud, Inc.	1,170,598
17,209	Cornerstone OnDemand, Inc.*	744,978
28,839	SS&C Technologies Holdings, Inc.*	948,803
		2,864,379
Computers – 7.5%
22,428	Apple, Inc.**	8,883,282
Computers – Integrated Systems – 1.4%
15,983	Jack Henry & Associates, Inc.	753,279
17,140	Teradata Corp.*	860,942
		1,614,221
Computers – Memory Devices – 0.6%
30,098	EMC Corp.	710,915
Computers – Peripheral Equipment – 0.2%
3,057	Stratasys, Ltd.*	255,993
Consulting Services – 1.8%
2,548	Corporate Executive Board Co.	161,085
16,615	Gartner, Inc.*	946,889
16,679	Verisk Analytics, Inc. – Class A*	995,736
		2,103,710
E-Commerce/Products – 6.1%
8,172	Amazon.com, Inc.*	2,269,283
57,615	eBay, Inc.*,**	2,979,848
5,994	MercadoLibre, Inc.	645,913
108,800	Rakuten, Inc.**	1,287,035
		7,182,079
E-Commerce/Services – 3.9%
15,798	ChannelAdvisor Corp.*	248,503
33,386	Ctrip.com International, Ltd. (ADR)*	1,089,385
1,247	Netflix, Inc.*	263,229
1,855	priceline.com, Inc.*	1,534,326
11,397	QIWI PLC (ADR)	264,411
21,354	Zillow, Inc. – Class A*	1,202,230
		4,602,084
Electronic Components – Miscellaneous – 3.2%
81,913	TE Connectivity, Ltd. (U.S. Shares)	3,730,318
Electronic Components – Semiconductors – 5.0%
10,478	Altera Corp.	345,669
90,261	ARM Holdings PLC**	1,091,219
40,359	Freescale Semiconductor, Ltd.*	546,865
43,000	MediaTek, Inc.	500,083
208,805	ON Semiconductor Corp.*	1,687,144
379	Samsung Electronics Co., Ltd.	445,414
33,134	Xilinx, Inc.	1,312,438
		5,928,832
Electronic Connectors – 3.1%
46,461	Amphenol Corp. – Class A	3,621,170
Electronic Design Automation – 1.5%
82,025	Cadence Design Systems, Inc.*	1,187,722
16,424	Synopsys, Inc.*	587,158
		1,774,880
Electronic Measuring Instruments – 1.9%
800	Keyence Corp.**	255,345
71,439	National Instruments Corp.	1,996,005
		2,251,350
Electronic Parts Distributors – 0.7%
465,000	WPG Holdings, Ltd.	550,875
258,975	WT Microelectronics Co., Ltd.	298,591
		849,466
Electronics – Military – 0.5%
21,338	Ultra Electronics Holdings PLC**	555,848
Enterprise Software/Services – 7.7%
25,738	Apptio, Inc.ß	584,114
17,083	Aveva Group PLC**	585,549
32,490	Informatica Corp.*	1,136,500
7,351	Microstrategy, Inc. – Class A*	639,243
141,667	Oracle Corp.**	4,352,010
32,521	PROS Holdings, Inc.*	974,004
13,613	Workday, Inc. – Class A	872,457
		9,143,877
Entertainment Software – 0.6%
59,000	Nexon Co., Ltd.**	650,928
Finance – Credit Card – 1.9%
24,080	American Express Co.	1,800,221
9,085	Discover Financial Services	432,809
		2,233,030
Industrial Automation and Robotics – 2.1%
17,149	FANUC Corp.**	2,486,916
Instruments – Controls – 1.0%
33,926	Sensata Technologies Holding N.V.*	1,184,017
Internet Applications Software – 1.1%
32,200	Tencent Holdings, Ltd.	1,262,957
Internet Content – Entertainment – 0.8%
49,945	Youku Tudou, Inc. (ADR)*	958,444

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Global Technology Portfolio

Schedule of Investments (unaudited)

As of June 30, 2013

Shares or Contract Amount		Value

Internet Content – Information/News – 1.1%
3,668	LinkedIn Corp. – Class A*	$654,004
18,578	Yelp, Inc.*	645,957
		1,299,961
Internet Gambling – 0.6%
442,028	Bwin.Party Digital Entertainment PLC**	758,235
Internet Infrastructure Software – 0.8%
41,884	TIBCO Software, Inc.*	896,318
Medical Information Systems – 1.0%
14,186	athenahealth, Inc.*	1,201,838
Medical Instruments – 0.2%
497	Intuitive Surgical, Inc.*	251,770
Multimedia – 2.4%
56,250	News Corp. – Class A	1,833,750
16,132	Walt Disney Co.	1,018,736
		2,852,486
Networking Products – 2.1%
103,896	Cisco Systems, Inc.	2,525,712
Printing – Commercial – 0.6%
14,239	VistaPrint N.V. (U.S. Shares)*	702,979
REIT – Diversified – 0.8%
13,717	American Tower Corp.	1,003,673
Semiconductor Components/Integrated Circuits – 4.2%
282,297	Atmel Corp.*	2,074,883
58,900	Renesas Electronics Corp.*,**	234,626
726,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,689,248
		4,998,757
Software Tools – 0.9%
16,644	VMware, Inc. – Class A*	1,114,981
Telecommunication Equipment – 0.8%
25,620	NICE Systems, Ltd. (ADR)	945,122
Telecommunication Services – 3.0%
76,370	Amdocs, Ltd. (U.S. Shares)	2,832,563
1,307,000	Tower Bersama Infrastructure Tbk PT	685,121
		3,517,684
Television – 0.8%
20,208	CBS Corp. – Class B	987,565
Toys – 1.0%
10,032	Nintendo Co., Ltd.**	1,183,687
Transactional Software – 0.9%
19,234	Solera Holdings, Inc.	1,070,372
Web Portals/Internet Service Providers – 7.9%
9,931	Google, Inc. – Class A*,**	8,742,955
21,905	Yandex N.V. – Class A*	605,235
		9,348,190
Wireless Equipment – 1.8%
187,508	Telefonaktiebolaget L.M. Ericsson – Class B	2,125,081

Total Common Stock (cost $91,530,854)		115,304,816

Purchased Option – Call – 0%
5	Netflix, Inc. expires September 2013 exercise price $200.00 (premiums paid $11,460)	14,193

Money Market – 2.4%
2,866,106	Janus Cash Liquidity Fund LLC, 0%£ (cost $2,866,106)	2,866,106

Total Investments (total cost $94,408,420) – 99.8%		118,185,115

Securities Sold Short – (0.7)%
Common Stock Sold Short – (0.7)%
Applications Software – (0.1)%
3,087	ServiceNow, Inc.	(124,684)
Computer Graphics – (0.1)%
2,269	Tableau Software, Inc. – Class A	(125,748)
Electronic Components – Semiconductors – (0.4)%
49,485	Imagination Technologies Group PLC*	(217,971)
17,608	NVIDIA Corp.	(247,040)
		(465,011)
Internet Applications Software – (0.1)%
2,686	Splunk, Inc.	(124,523)

Total Securities Sold Short (proceeds $827,300)		(839,966)

Cash, Receivables and Other Assets, net of Liabilities**– 0.9%		1,013,749

Net Assets – 100%		$118,358,898

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$456,592	0.4%
China	3,310,786	2.8%
Indonesia	685,121	0.6%
Israel	945,122	0.8%
Japan	6,098,537	5.2%
Russia	869,646	0.7%
South Korea	445,414	0.4%
Sweden	2,125,081	1.8%
Taiwan	4,038,797	3.4%
United Kingdom	2,990,851	2.5%
United States††	96,219,168	81.4%

Total	$118,185,115	100.0%

††	Includes Cash Equivalents of 2.4%.

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United Kingdom	$(217,971)	26.0%
United States	(621,995)	74.0%

Total	$(839,966)	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2013

Schedule of Investments (unaudited)

As of June 30, 2013

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC:
British Pound 8/8/13	218,000	$331,419	$1,168
Japanese Yen 8/8/13	104,100,000	1,050,000	9,391

		1,381,419	10,559

HSBC Securities (USA), Inc.:
British Pound 8/15/13	110,000	167,222	826
Japanese Yen 8/15/13	123,600,000	1,246,732	12,706

		1,413,954	13,532

JPMorgan Chase & Co.:
British Pound 8/2/13	125,000	190,042	2,531
Japanese Yen 8/2/13	83,300,000	840,176	12,570

		1,030,218	15,101

RBC Capital Markets Corp.: Japanese Yen 8/22/13	128,800,000	1,299,231	1,688

Total		$5,124,822	$40,880

Schedule of Written Options – Puts	Value

Apple, Inc. (LEAPS) expires January 2014 88 contracts exercise price $400.00	$(334,004)
Intuitive Surgical, Inc. expires July 2013 3 contracts exercise price $400.00	(71)
Netflix, Inc. expires September 2013 5 contracts exercise price $160.00	(2,487)

Total Written Options – Puts (premiums received $208,186)	$(336,562)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 11

Notes to Schedule of Investments and Other Information (unaudited)

Morgan Stanley Capital International World Information Technology Index	A capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

LLC	Limited Liability Company

N.V.	Naamloze Vennootschap: Dutch term for Public Limited Liability Company.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

S.A.	Sociedad Anonima: Spanish term for publicly-traded company.

Tbk PT	Terbuka Perseroan Terbatas: Indonesian term for Limited Liability Company.

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.

**	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2013, is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Technology Portfolio	$16,334,441

ß	Security is illiquid.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2013. Except for the value at period end, all other information in the table is for the period ended June 30, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/13

Janus Aspen Global Technology Portfolio
Janus Cash Liquidity Fund LLC	15,980,788	$15,980,788	(20,692,000)	$(20,692,000)	$–	$2,304	$2,866,106

12 | JUNE 30, 2013

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Global Technology Portfolio
Common Stock
E-Commerce/Services	$3,512,699	$1,089,385	$–
Enterprise Software/Services	8,559,763	–	584,114
Internet Content – Entertainment	–	958,444	–
Telecommunication Equipment	–	945,122	–
All Other	99,655,289	–	–

Purchased Options	–	14,193	–

Money Market	–	2,866,106	–

Total Investments in Securities	$111,727,751	$5,873,250	$584,114

Investments in Securities Sold Short:
Common Stock	$(839,966)	$–	$–

Other Financial Instruments(a)	$–	$(295,682)	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Janus Aspen Series | 13

Statement of Assets and Liabilities

Janus Aspen
Global
As of June 30, 2013 (unaudited)	Technology
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$94,408
Unaffiliated investments at value	$115,319
Affiliated investments at value	2,866
Cash	–
Cash denominated in foreign currency(1)	21
Restricted cash (Note 1)	368
Deposits with broker for short sales	827
Receivables:
Investments sold	340
Closed foreign currency contracts	58
Portfolio shares sold	90
Dividends	35
Foreign dividend tax reclaim	12
Interest	–
Non-interested Trustees’ deferred compensation	2
Other assets	–
Forward currency contracts	41
Total Assets	119,979
Liabilities:
Payables:
Short sales, at value(2)	840
Options written, at value(3)	337
Investments purchased	281
Portfolio shares repurchased	29
Advisory fees	63
Fund administration fees	1
Internal servicing cost	–
Distribution fees and shareholder servicing fees	23
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	2
Accrued expenses and other payables	43
Total Liabilities	1,620
Net Assets	$118,359
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$93,861
Undistributed net investment loss*	(61)
Undistributed net realized gain from investment and foreign currency transactions*	884
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	23,675
Total Net Assets	$118,359
Net Assets - Institutional Shares	$5,672
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	860
Net Asset Value Per Share	$6.59
Net Assets - Service Shares	$112,687
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	16,779
Net Asset Value Per Share	$6.72

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $21,328
(2)	Includes proceeds of $827,300 on short sales.
(3)	Includes premiums of $208,186 on written options.

See Notes to Financial Statements.

14 | JUNE 30, 2013

Statement of Operations

Janus Aspen
Global
For the period ended June 30, 2013 (unaudited)	Technology
(all numbers in thousands)	Portfolio

Investment Income:
Interest proceeds from short sales	$–
Dividends	508
Dividends from affiliates	2
Other Income	–
Foreign tax withheld	(4)
Total Investment Income	506
Expenses:
Advisory fees	374
Internal servicing expense - Institutional Shares	–
Internal servicing expense - Service Shares	1
Shareholder reports expense	4
Transfer agent fees and expenses	1
Custodian fees	9
Professional fees	12
Non-interested Trustees’ fees and expenses	–
Short sales dividend expense	3
Stock loan fees	–
Fund administration fees	6
Distribution fees and shareholder servicing fees - Service Shares	139
Other expenses	13
Total Expenses	562
Net Expenses after Waivers and Expense Offsets	562
Net Investment Loss	(56)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	5,588
Net realized gain from short sales	75
Net realized gain from written options contracts	87
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,579
Change in unrealized net appreciation/(depreciation) of short sales	(8)
Change in unrealized net appreciation/(depreciation) of written option contracts	(207)
Net Gain on Investments	10,114
Net Increase in Net Assets Resulting from Operations	$10,058

See Notes to Financial Statements.

Janus Aspen Series | 15

Statements of Changes in Net Assets

	Janus Aspen
	Global Technology
For the period ended June 30 (unaudited) and the year ended December 31	Portfolio
(all numbers in thousands)	2013	2012

Operations:
Net investment loss	$(56)	$(128)
Net realized gain from investment and foreign currency transactions	5,750	4,049
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,364	15,115
Net Increase in Net Assets Resulting from Operations	10,058	19,036
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	–	–
Service Shares	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares Sold
Institutional Shares	726	2,649
Service Shares(1)	6,641	47,531
Service II Shares	N/A	9,048
Redemption Fees
Service II Shares	N/A	2
Shares Repurchased
Institutional Shares	(515)	(2,797)
Service Shares	(10,936)	(26,616)
Service II Shares(1)	N/A	(39,836)
Net Decrease from Capital Share Transactions	(4,084)	(10,019)
Net Increase in Net Assets	5,974	9,017
Net Assets:
Beginning of period	112,385	103,368
End of period	$118,359	$112,385

Undistributed Net Investment Loss*	$(61)	$(5)

*	See Note 5 in Notes to Financial Statements.
(1)	Effective April 27, 2012, Service II Shares of the Portfolio were converted to Service Shares. This was accomplished by a tax-free exchange of shares in the amount of 5,906,975 Service II Shares (valued at $37,017,239) for 6,038,701 Service Shares.

See Notes to Financial Statements.

16 | JUNE 30, 2013

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30, 2013	Janus Aspen Global Technology Portfolio
(unaudited) and each year ended December 31	2013	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$6.04	$5.05	$5.53	$4.43	$2.82	$5.02
Income from Investment Operations:
Net investment income/(loss)	–	0.02	0.03	(0.04)	(0.04)	0.09
Net gain/(loss) on investments (both realized and unrealized)	0.55	0.97	(0.51)	1.14	1.65	(2.28)
Total from Investment Operations	0.55	0.99	(0.48)	1.10	1.61	(2.19)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	(0.01)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	(0.01)
Net Asset Value, End of Period	$6.59	$6.04	$5.05	$5.53	$4.43	$2.82
Total Return**	9.11%	19.60%	(8.68)%	24.83%	57.09%	(43.70)%
Net Assets, End of Period (in thousands)	$5,672	$4,987	$4,275	$4,803	$2,835	$1,395
Average Net Assets for the Period (in thousands)	$5,574	$4,947	$4,972	$3,825	$2,218	$3,000
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.73%	0.76%	0.80%	0.87%	0.95%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.73%(1)	0.76%(1)	0.80%(1)	0.87%(1)	0.95%(1)	0.85%(1)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.15%	0.14%	(0.10)%	(0.23)%	(0.31)%	0.04%(2)
Portfolio Turnover Rate	22%	56%	83%	79%	101%	92%

Service Shares

For a share outstanding during the period ended June 30,	Janus Aspen Global Technology Portfolio
2013 (unaudited) and each year ended December 31	2013	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$6.16	$5.17	$5.66	$4.55	$2.90	$5.18
Income from Investment Operations:
Net investment income/(loss)	–	0.01	–	(0.01)	–	–
Net gain/(loss) on investments (both realized and unrealized)	0.56	0.98	(0.49)	1.12	1.65	(2.28)
Total from Investment Operations	0.56	0.99	(0.49)	1.11	1.65	(2.28)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	–
Net Asset Value, End of Period	$6.72	$6.16	$5.17	$5.66	$4.55	$2.90
Total Return**	9.09%	19.15%	(8.66)%	24.40%	56.90%	(43.97)%
Net Assets, End of Period (in thousands)	$112,687	$107,398	$73,246	$112,809	$99,472	$62,274
Average Net Assets for the Period (in thousands)	$112,215	$99,664	$94,128	$101,085	$78,097	$101,523
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.97%	1.01%	1.04%	1.13%	1.22%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.97%(1)	1.01%(1)	1.04%(1)	1.13%(1)	1.22%(1)	1.11%(1)
Ratio of Net Investment Loss to Average Net Assets***	(0.11)%	(0.10)%	(0.36)%	(0.50)%	(0.56)%	(0.23)%(2)
Portfolio Turnover Rate	22%	56%	83%	79%	101%	92%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratio would have been 0.72% in 2013, 0.75% in 2012, 0.77% in 2011, 0.76% in 2010, 0.91% in 2009, and 0.85% in 2008 for Institutional Shares and 0.97% in 2013, 1.00% in 2012, 1.01% in 2011, 1.02% in 2010, 1.17% in 2009, and 1.11% in 2008 for Service Shares without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(2)	As a result of the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% for Institutional Shares and 0.02% for Service Shares. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Aspen Series | 17

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Technology Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

18 | JUNE 30, 2013

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

Restricted Cash
As of June 30, 2013, Janus Aspen Global Technology Portfolio had restricted cash in the amount of $368,000. The restricted cash represents collateral received in relation to options contracts invested in by the Portfolio at June 30, 2013. The restricted cash is held at the Portfolio’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the period ended June 30, 2013.

Transfers Out of
Level 2 to
Portfolio	Level 1

Janus Aspen Global Technology Portfolio	$16,683,246

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each

20 | JUNE 30, 2013

derivative instrument that was held by the Portfolio during the period ended June 30, 2013 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term options contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value.” Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations.

22 | JUNE 30, 2013

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the period ended June 30, 2013 is indicated in the tables below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2012	125	$190,085
Options written	99	211,306
Options closed	(53)	(87,781)
Options expired	(22)	(29,568)
Options exercised	(53)	(75,856)

Options outstanding at June 30, 2013	96	$208,186

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices, the rate of inflation, or interest rates. The Portfolio is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap agreements traditionally were privately negotiated and entered into in the OTC market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations.

There were no swaps held by the Portfolio as of June 30, 2013.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2013.

Fair Value of Derivative Instruments as of June 30, 2013

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts	Unaffiliated investments at value	$14,193	Options written, at value	$336,562
Foreign Exchange Contracts	Forward currency contracts	40,880		–

Total		$55,073		$336,562

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2013.

The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2013

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$(429,795)	$–	$(429,795)

Foreign Exchange Contracts	–	–	–	735,125	735,125

Total	$–	$–	$(429,795)	$735,125	$305,330

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$692	$(138,077)	$–	$(137,385)

Foreign Exchange Contracts	–	–	–	(281,404)	(281,404)

Total	$–	$692	$(138,077)	$(281,404)	$(418,789)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Act is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of

24 | JUNE 30, 2013

issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares
The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and investment quota.

Peoples Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in RMB (or Renminbi, which is the sole legal tender issued by the PRC) accounts, foreign exchange accounts, and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the six months ended June 30, 2013, Janus Capital, in its capacity as a QFII, did not transact in China A Shares on behalf of the Portfolio. However, as of June 30, 2013, the Portfolio had allocated investment quota of $118,012. The Portfolio is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.

A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities (also known as “A Shares”).

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Portfolio is also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees, disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

Offsetting Assets and Liabilities
The Portfolio has recently adopted guidance requiring entities to present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Portfolio does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

26 | JUNE 30, 2013

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been received by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets

			Net Amounts of
			Liabilities
		Gross Amounts	Presented
		Offset in the	in the
		Statement of	Statement
	Gross Amounts of	Assets and	of Assets and
Description	Recognized Assets	Liabilities	Liabilities

Forwards	$40,880	$–	$40,880
Options	14,193	–	14,193

Total	$55,073	$–	$55,073

	Net Amounts of
	Assets
	Presented
	in the
	Statement
	of Assets and
Counterparty	Liabilities	Collateral Received	Net Amount

Credit Suisse Securities (USA) LLC	10,559	–	10,559
HSBC Securities (USA), Inc.	13,532	–	13,532
JPMorgan Chase & Co.	15,101	–	15,101
Morgan Stanley & Co., Inc.	$14,193	$–	$14,193
RBC Capital Markets Corp.	1,688	–	1,688

Total	$55,073	$–	$55,073

Offsetting of Financial Liabilities and Derivative Liabilities

Net Amounts of
Liabilities
		Gross Amounts	Presented
		Offset in the	in the
		Statement of	Statement
	Gross Amounts of	Assets and	of Assets and
Description	Recognized Liabilities	Liabilities	Liabilities

Options	$336,562	$–	$336,562

Total	$336,562	$–	$336,562

	Net Amounts of
	Liabilities
	Presented
	in the
	Statement
	of Assets and
Counterparty	Liabilities	Collateral Pledged	Net Amount

Credit Suisse Securities (USA) LLC	$334,004	$250,000	$84,004
JPMorgan Chase & Co.	71	–	71
Morgan Stanley & Co., Inc.	2,487	–	2,487

Total	$336,562	$250,000	$86,562

The Portfolio does not require the counterparty to post collateral for forward currency contracts; however, the Portfolio will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts. The Portfolio may require the counterparty to pledge collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit collateral with the custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement.

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Global Technology Portfolio	All Asset Levels	0.64

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees (applicable to Service Shares), administrative service fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2014. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Portfolio	Expense Limit (%)

Janus Aspen Global Technology Portfolio	0.97

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and other shareholder relation services for the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $147,212 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $16,862 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2013. The

28 | JUNE 30, 2013

Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Global Technology Portfolio	$94,600,054	$27,460,027	$(3,874,966)	$23,585,061

Information on the tax components of securities sold short as of June 30, 2013 is as follows:

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	(Appreciation)	Depreciation	(Appreciation)

Janus Aspen Global Technology Portfolio	$(827,300)	$(34,497)	$21,831	$(12,666)

Janus Aspen Series | 29

Notes to Financial Statements (unaudited) (continued)

6.	Capital Share Transactions

For the period ended June 30 (unaudited) and	Janus Aspen Global
the year ended December 31	Technology Portfolio
(all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Institutional Shares
Shares sold	115	459
Reinvested dividends and distributions	–	–
Shares repurchased	(81)	(479)
Net Increase/(Decrease) in Portfolio Shares	34	(20)
Shares Outstanding, Beginning of Period	826	846
Shares Outstanding, End of Period	860	826
Transactions in Portfolio Shares – Service Shares
Shares sold	1,013	1,788
Shares sold – Service II Shares Conversion(1)	N/A	6,039
Reinvested dividends and distributions	–	–
Shares repurchased	(1,671)	(4,566)
Net Increase/(Decrease) in Portfolio Shares	(658)	3,261
Shares Outstanding, Beginning of Period	17,437	14,176
Shares Outstanding, End of Period	16,779	17,437
Transactions in Portfolio Shares – Service II Shares
Shares sold	N/A	1,497
Reinvested dividends and distributions	N/A	–
Shares repurchased	N/A	(482)
Shares repurchased – Service II Shares Conversion(1)	N/A	(5,907)
Net Increase/(Decrease) in Portfolio Shares	N/A	(4,892)
Shares Outstanding, Beginning of Period	–	4,892
Shares Outstanding, End of Period	N/A	–
(1) Effective April 27, 2012, Service II Shares of the Portfolio were converted to Service Shares.

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Technology Portfolio	$25,409,074	$25,053,876	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

30 | JUNE 30, 2013

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the

32 | JUNE 30, 2013

compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

34 | JUNE 30, 2013

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P. and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares

Janus Aspen Series | 35

Useful Information About Your Portfolio Report (unaudited) (continued)

redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t

36 | JUNE 30, 2013

confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0813-42689	109-24-81119 08-13

SEMIANNUAL REPORT

June 30, 2013

Janus Aspen Series

Janus Aspen INTECH U.S. Low Volatility Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Aspen INTECH U.S. Low Volatility Portfolio (unaudited)

Portfolio Snapshot
INTECH’s mathematical investment process focuses solely on the covariance structure of the market and the correlations of stocks to potentially generate market-like returns at lower levels of absolute volatility over time.
Managed by INTECH Investment Management LLC

Performance Overview

For the six-month period ended June 30, 2013, Janus Aspen INTECH U.S. Low Volatility Portfolio’s Service Shares returned 15.07%. This compares to the 13.82% return posted by the S&P 500 Index, the Portfolio’s benchmark.

Investment Strategy

INTECH’s mathematical investment process is designed to determine potentially more mean-variance efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios with similar returns to the S&P 500 Index over time, but with lower return volatility. In particular, the Portfolio attempts to achieve market-like returns over the long-term and lower the volatility of the Portfolio’s absolute returns.

The investment process begins with the stocks in the Portfolio’s benchmark, the S&P 500 Index. Within specific risk constraints, INTECH’s mathematical process attempts to identify stocks that have high volatility relative to the index, low absolute volatility, and low correlation to one another. Once the stocks are identified and the portfolio of stocks is constructed, it is then rebalanced and re-optimized periodically. Although the Portfolio may underperform its benchmark in strong up markets, the strategy seeks to reduce losses in down markets. Over time and under normal market conditions, we believe that the Portfolio will achieve its investment objective of producing returns that are similar to the S&P 500 Index, but with lower absolute volatility.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Portfolio perform well over the long term.

In INTECH’s history, which spans more than 26 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. We believe the Portfolio remains well positioned for long-term growth of capital.

Outlook

Going forward, INTECH will continue building portfolios in a disciplined and deliberate manner. While other factors may influence performance over the short term, INTECH believes that the consistent application of its investment process will help the Portfolio meet its long term objectives. With over 26 years of experience in managing portfolios based on estimates of volatility or correlations, INTECH believes that the Portfolio remains well positioned to produce market-like returns over time without the volatility associated with capitalization-weighted equity indices.

Thank you for your investment in Janus Aspen INTECH U.S. Low Volatility Portfolio.

Janus Aspen Series | 1

Janus Aspen INTECH U.S. Low Volatility Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2013

Southern Co. Electric – Integrated	5.0%
General Mills, Inc. Food – Miscellaneous/Diversified	4.8%
Kimberly-Clark Corp. Consumer Products – Miscellaneous	4.2%
Procter & Gamble Co. Cosmetics and Toiletries	4.2%
Kellogg Co. Food – Miscellaneous/Diversified	4.1%

22.3%

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2013

As of December 31, 2012

2 | JUNE 30, 2013

(unaudited)

Performance

Cumulative Total Return – for the periods ended June 30, 2013			Expense Ratio – per the May 1, 2013 prospectus (estimated for the fiscal year)
	Fiscal	Since	Total Annual Fund
	Year-to-Date	Inception*	Operating Expenses

Janus Aspen INTECH U.S. Low Volatility Portfolio – Service Shares	15.07%	14.55%	0.91%

S&P 500® Index	13.82%	14.20%

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Portfolio’s prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The proprietary mathematical process used by INTECH may not achieve the desired results. Since the portfolio is periodically re-balanced, this may result in a higher portfolio turnover rate and higher expenses compared to a “buy and hold” or index fund strategy. INTECH’s low volatility strategy may underperform its benchmark during certain periods of up markets and may not achieve the desired level of protection in down markets.

Performance for very short time periods may not be indicative of future performance.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See important disclosures on the next page.

Janus Aspen Series | 3

Janus Aspen INTECH U.S. Low Volatility Portfolio (unaudited)

Rankings are not provided for Portfolios that are less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weightings of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – September 6, 2012

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in the share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Service Shares	$1,000.00	$1,150.70	$5.33	$1,000.00	$1,019.84	$5.01	1.00%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectus for more information regarding waivers and/or reimbursements.

4 | JUNE 30, 2013

Janus Aspen INTECH U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

As of June 30, 2013

Shares		Value

Common Stock – 97.3%
Aerospace and Defense – 0.8%
1,100	Boeing Co.	$112,684
200	General Dynamics Corp.	15,666
2,200	Lockheed Martin Corp.	238,612
300	Northrop Grumman Corp.	24,840
1,100	Raytheon Co.	72,732
800	Rockwell Collins, Inc.	50,728
		515,262
Apparel Manufacturers – 0%
100	VF Corp.	19,306
Appliances – 0%
200	Whirlpool Corp.	22,872
Applications Software – 0%
300	Citrix Systems, Inc.*	18,099
Athletic Footwear – 0.1%
1,000	NIKE, Inc. – Class B	63,680
Automotive – Cars and Light Trucks – 0.3%
13,500	Ford Motor Co.	208,845
Automotive – Truck Parts and Equipment – Original – 0.2%
2,200	Delphi Automotive PLC	111,518
Beverages – Non-Alcoholic – 2.4%
6,000	Coca-Cola Co.	240,660
3,200	Dr. Pepper Snapple Group, Inc.	146,976
1,500	Monster Beverage Corp.*	91,155
12,200	PepsiCo, Inc.	997,838
		1,476,629
Broadcast Services and Programming – 0.1%
900	Scripps Networks Interactive, Inc. – Class A	60,084
Cable/Satellite Television – 0.5%
2,900	Cablevision Systems Corp. – Class A	48,778
3,000	Comcast Corp. – Class A	125,640
1,300	Time Warner Cable, Inc.	146,224
		320,642
Cellular Telecommunications – 0.4%
36,500	Sprint Nextel Corp.*	256,230
Chemicals – Diversified – 0.1%
500	FMC Corp.	30,530
400	PPG Industries, Inc.	58,564
		89,094
Chemicals – Specialty – 0.1%
300	Ecolab, Inc.	25,557
400	International Flavors & Fragrances, Inc.	30,064
400	Sigma-Aldrich Corp.	32,144
		87,765
Coal – 0.1%
500	CONSOL Energy, Inc.	13,550
4,700	Peabody Energy Corp.	68,808
		82,358
Coatings and Paint Products – 1.9%
6,800	Sherwin-Williams Co.	1,200,880
Commercial Banks – 0.1%
800	M&T Bank Corp.	89,400
Commercial Services – 0.2%
3,400	Iron Mountain, Inc.	90,474
Commercial Services – Finance – 0.4%
1,000	Equifax, Inc.	58,930
3,300	H&R Block, Inc.	91,575
1,000	McGraw-Hill Cos., Inc.	53,190
3,400	Western Union Co.	58,174
		261,869
Computer Services – 0.2%
1,800	Cognizant Technology Solutions Corp. – Class A*	112,698
300	Computer Sciences Corp.	13,131
100	International Business Machines Corp.	19,111
		144,940
Computer Software – 0%
300	Akamai Technologies, Inc.*	12,765
Computers – 0.7%
1,100	Apple, Inc.	435,688
Computers – Integrated Systems – 0.2%
2,200	Teradata Corp.*	110,506
Computers – Memory Devices – 0.2%
2,100	EMC Corp.	49,602
2,200	Seagate Technology PLC	98,626
		148,228
Consumer Products – Miscellaneous – 6.6%
18,400	Clorox Co.	1,529,776
26,900	Kimberly-Clark Corp.	2,613,066
		4,142,842
Containers – Paper and Plastic – 0.1%
1,000	Bemis Co., Inc.	39,140
900	Sealed Air Corp.	21,555
		60,695
Cosmetics and Toiletries – 5.2%
11,500	Colgate-Palmolive Co.	658,835
33,800	Procter & Gamble Co.	2,602,262
		3,261,097
Data Processing and Management – 0.4%
2,100	Dun & Bradstreet Corp.	204,645
1,400	Fidelity National Information Services, Inc.	59,976
		264,621
Dental Supplies and Equipment – 0.1%
1,300	Patterson Cos., Inc.	48,880
Dialysis Centers – 1.1%
5,400	DaVita HealthCare Partners, Inc.*	652,320
Disposable Medical Products – 0.4%
2,500	C.R. Bard, Inc.	271,700
Distribution/Wholesale – 0.4%
5,900	Fastenal Co.	270,515
Diversified Banking Institutions – 0.1%
100	Citigroup, Inc.	4,797
300	Goldman Sachs Group, Inc.	45,375
		50,172
Diversified Operations – 0.5%
1,700	Dover Corp.	132,022
1,100	Eaton Corp. PLC	72,391

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 5

Janus Aspen INTECH U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

As of June 30, 2013

Shares		Value

Diversified Operations – (continued)
300	Illinois Tool Works, Inc.	$20,751
2,300	Leggett & Platt, Inc.	71,507
		296,671
Electric – Integrated – 11.0%
1,600	American Electric Power Co., Inc.	71,648
200	CMS Energy Corp.	5,434
25,000	Consolidated Edison, Inc.	1,457,750
5,000	Dominion Resources, Inc.	284,100
700	DTE Energy Co.	46,907
1,700	Duke Energy Corp.	114,750
1,100	Edison International	52,976
1,400	Entergy Corp.	97,552
500	FirstEnergy Corp.	18,670
2,000	NextEra Energy, Inc.	162,960
4,100	Pepco Holdings, Inc.	82,656
5,200	PG&E Corp.	237,796
800	Pinnacle West Capital Corp.	44,376
10,500	PPL Corp.	317,730
1,700	Public Service Enterprise Group, Inc.	55,522
1,400	SCANA Corp.	68,740
71,100	Southern Co.	3,137,643
2,900	TECO Energy, Inc.	49,851
3,700	Wisconsin Energy Corp.	151,663
15,000	Xcel Energy, Inc.	425,100
		6,883,824
Electronic Components – Miscellaneous – 0%
500	TE Connectivity, Ltd. (U.S. Shares)	22,770
Electronic Components – Semiconductors – 0.2%
900	Altera Corp.	29,691
2,400	First Solar, Inc.*	107,352
		137,043
Electronic Measuring Instruments – 0.2%
3,900	FLIR Systems, Inc.	105,183
Electronics – Military – 0.1%
600	L-3 Communications Holdings, Inc.	51,444
Engineering – Research and Development Services – 0%
200	Jacobs Engineering Group, Inc.*	11,026
Enterprise Software/Services – 0.1%
1,000	CA, Inc.	28,630
Fiduciary Banks – 0.2%
2,100	State Street Corp.	136,941
Finance – Consumer Loans – 0%
900	SLM Corp.	20,574
Finance – Credit Card – 0.2%
600	Visa, Inc. – Class A	109,650
Finance – Other Services – 0.1%
400	NASDAQ OMX Group, Inc.	13,116
600	NYSE Euronext	24,840
		37,956
Food – Confectionary – 2.1%
10,500	Hershey Co.	937,440
3,800	J.M. Smucker Co.	391,970
		1,329,410
Food – Meat Products – 0.8%
12,900	Hormel Foods Corp.	497,682
1,100	Tyson Foods, Inc. – Class A	28,248
		525,930
Food – Miscellaneous/Diversified – 14.3%
7,900	Campbell Soup Co.	353,841
37,100	ConAgra Foods, Inc.	1,295,903
61,300	General Mills, Inc.	2,974,889
39,600	Kellogg Co.	2,543,508
4,300	Kraft Foods Group, Inc.	240,241
16,700	McCormick & Co., Inc.	1,175,012
11,300	Mondelez International, Inc. – Class A	322,389
		8,905,783
Food – Retail – 0.6%
7,800	Kroger Co.	269,412
5,000	Safeway, Inc.	118,300
		387,712
Food – Wholesale/Distribution – 0.6%
11,200	Sysco Corp.	382,592
Gas – Distribution – 0.1%
800	Sempra Energy	65,408
Gas – Transportation – 0.1%
1,800	AGL Resources, Inc.	77,148
Gold Mining – 0.7%
14,500	Newmont Mining Corp.	434,275
Home Decoration Products – 0.1%
1,900	Newell Rubbermaid, Inc.	49,875
Human Resources – 0.1%
1,700	Robert Half International, Inc.	56,491
Industrial Automation and Robotics – 0.2%
1,100	Rockwell Automation, Inc.	91,454
Industrial Gases – 0.3%
500	Air Products & Chemicals, Inc.	45,785
400	Airgas, Inc.	38,184
1,000	Praxair, Inc.	115,160
		199,129
Instruments – Scientific – 0.1%
1,000	Thermo Fisher Scientific, Inc.	84,630
Insurance Brokers – 0.3%
3,100	Aon PLC	199,485
Internet Infrastructure Software – 0.1%
1,000	F5 Networks, Inc.*	68,800
Internet Security – 0.2%
3,400	VeriSign, Inc.	151,844
Investment Management and Advisory Services – 0.3%
600	Ameriprise Financial, Inc.	48,528
600	BlackRock, Inc.	154,110
		202,638
Life and Health Insurance – 0.3%
2,900	AFLAC, Inc.	168,548
500	Unum Group	14,685
		183,233
Machinery – Construction and Mining – 0%
500	Joy Global, Inc.	24,265

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 | JUNE 30, 2013

Schedule of Investments (unaudited)

As of June 30, 2013

Shares		Value

Machinery – Farm – 0.2%
1,800	Deere & Co.	$146,250
Machinery – Pumps – 0.2%
2,100	Flowserve Corp.	113,421
Medical – Biomedical and Genetic – 0.5%
2,700	Amgen, Inc.	266,382
100	Celgene Corp.*	11,691
		278,073
Medical – Drugs – 4.6%
7,500	Abbott Laboratories	261,600
5,500	AbbVie, Inc.	227,370
2,700	Bristol-Myers Squibb Co.	120,663
1,800	Eli Lilly & Co.	88,416
22,600	Johnson & Johnson	1,940,436
2,400	Merck & Co., Inc.	111,480
4,500	Pfizer, Inc.	126,045
		2,876,010
Medical – Generic Drugs – 0.7%
1,500	Actavis, Inc.*	189,330
7,500	Mylan, Inc.*	232,725
200	Perrigo Co.	24,200
		446,255
Medical – HMO – 1.6%
6,264	Aetna, Inc.	398,015
2,700	Cigna Corp.	195,723
2,000	Humana, Inc.	168,760
3,100	UnitedHealth Group, Inc.	202,988
300	WellPoint, Inc.	24,552
		990,038
Medical – Wholesale Drug Distributors – 0.3%
1,100	AmerisourceBergen Corp.	61,413
900	McKesson Corp.	103,050
		164,463
Medical Instruments – 0.3%
1,900	Edwards Lifesciences Corp.*	127,680
100	Intuitive Surgical, Inc.*	50,658
		178,338
Medical Labs and Testing Services – 1.0%
5,000	Laboratory Corp. of America Holdings*	500,500
1,600	Quest Diagnostics, Inc.	97,008
		597,508
Medical Products – 1.5%
4,600	Baxter International, Inc.	318,642
6,100	Becton, Dickinson and Co.	602,863
700	CareFusion Corp.*	25,795
200	Varian Medical Systems, Inc.*	13,490
		960,790
Metal – Iron – 0.4%
17,000	Cliffs Natural Resources, Inc.	276,250
Metal Processors and Fabricators – 0.2%
400	Precision Castparts Corp.	90,404
Multi-Line Insurance – 0.8%
1,400	Allstate Corp.	67,368
7,000	Cincinnati Financial Corp.	321,300
200	Loews Corp.	8,880
3,100	XL Group PLC	93,992
		491,540
Multimedia – 0.1%
800	Time Warner, Inc.	46,256
300	Walt Disney Co.	18,945
		65,201
Non-Hazardous Waste Disposal – 0.3%
2,600	Republic Services, Inc.	88,244
1,900	Waste Management, Inc.	76,627
		164,871
Office Supplies and Forms – 0.1%
1,400	Avery Dennison Corp.	59,864
Oil Companies – Exploration and Production – 0.3%
1,200	Cabot Oil & Gas Corp.	85,224
800	EQT Corp.	63,496
300	Range Resources Corp.	23,196
		171,916
Oil Refining and Marketing – 0.1%
200	Marathon Petroleum Corp.	14,212
1,400	Tesoro Corp.	73,248
		87,460
Paper and Related Products – 0.1%
1,400	MeadWestvaco Corp.	47,754
Pipelines – 0.1%
300	Spectra Energy Corp.	10,338
600	Williams Cos., Inc.	19,482
		29,820
Property and Casualty Insurance – 0.4%
7,400	Progressive Corp.	188,108
400	Travelers Cos., Inc.	31,968
		220,076
REIT – Apartments – 0.4%
2,500	Apartment Investment & Management Co. – Class A	75,100
500	AvalonBay Communities, Inc.	67,455
1,300	Equity Residential	75,478
		218,033
REIT – Diversified – 0.3%
1,600	American Tower Corp.	117,072
1,300	Plum Creek Timber Co., Inc.	60,671
		177,743
REIT – Health Care – 0.8%
2,900	HCP, Inc.	131,776
3,000	Heath Care REIT, Inc.	201,090
1,900	Ventas, Inc.	131,974
		464,840
REIT – Office Property – 0.1%
300	Boston Properties, Inc.	31,641
REIT – Regional Malls – 0.1%
500	Simon Property Group, Inc.	78,960
REIT – Storage – 0.5%
2,000	Public Storage	306,660

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 7

Janus Aspen INTECH U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

As of June 30, 2013

Shares		Value

Retail – Apparel and Shoe – 0.2%
1,600	Ross Stores, Inc.	$103,696
Retail – Auto Parts – 4.4%
4,600	AutoZone, Inc.*	1,948,974
7,300	O’Reilly Automotive, Inc.*	822,126
		2,771,100
Retail – Automobile – 0.1%
800	CarMax, Inc.*	36,928
Retail – Building Products – 0.9%
5,700	Home Depot, Inc.	441,579
3,400	Lowe’s Cos., Inc.	139,060
		580,639
Retail – Discount – 3.3%
500	Costco Wholesale Corp.	55,285
1,800	Family Dollar Stores, Inc.	112,158
6,900	Target Corp.	475,134
19,000	Wal-Mart Stores, Inc.	1,415,310
		2,057,887
Retail – Drug Store – 0.2%
1,600	CVS Caremark Corp.	91,488
Retail – Major Department Stores – 0.7%
5,000	JC Penney Co., Inc.*	85,400
6,600	TJX Cos., Inc.	330,396
		415,796
Retail – Regional Department Stores – 0%
300	Kohl’s Corp.	15,153
Retail – Restaurants – 1.8%
8,800	McDonald’s Corp.	871,200
600	Starbucks Corp.	39,294
2,900	Yum! Brands, Inc.	201,086
		1,111,580
Rubber – Tires – 0%
1,400	Goodyear Tire & Rubber Co.*	21,406
Savings/Loan/Thrifts – 0%
1,000	Hudson City Bancorp, Inc.	9,160
Security Services – 0.5%
7,500	ADT Corp.	298,875
Semiconductor Equipment – 0.1%
200	KLA-Tencor Corp.	11,146
1,000	Lam Research Corp.*	44,340
		55,486
Steel – Producers – 0.1%
400	Nucor Corp.	17,328
900	United States Steel Corp.	15,777
		33,105
Super-Regional Banks – 0.1%
700	U.S. Bancorp	25,305
400	Wells Fargo & Co.	16,508
		41,813
Telecommunication Equipment – 0.8%
8,100	Harris Corp.	398,925
6,000	Juniper Networks, Inc.*	115,860
		514,785
Telecommunication Equipment – Fiber Optics – 0.1%
4,400	JDS Uniphase Corp.*	63,272
Telephone – Integrated – 1.4%
5,700	AT&T, Inc.	201,780
11,500	CenturyLink, Inc.	406,525
4,800	Verizon Communications, Inc.	241,632
		849,937
Television – 0%
500	CBS Corp. – Class B	24,435
Tobacco – 7.5%
69,600	Altria Group, Inc.	2,435,304
32,400	Lorillard, Inc.	1,415,232
500	Philip Morris International, Inc.	43,310
16,800	Reynolds American, Inc.	812,616
		4,706,462
Tools – Hand Held – 0.1%
500	Snap-on, Inc.	44,690
Transportation – Services – 0.2%
1,000	C.H. Robinson Worldwide, Inc.	56,310
1,400	Expeditors International of Washington, Inc.	53,214
		109,524
Vitamins and Nutrition Products – 0.4%
3,300	Mead Johnson Nutrition Co.	261,459
Web Portals/Internet Service Providers – 0.7%
200	Google, Inc. – Class A*	176,074
10,400	Yahoo!, Inc.*	261,144
		437,218
Wireless Equipment – 0.4%
2,500	Crown Castle International Corp.*	180,975
1,600	Motorola Solutions, Inc.	92,368
		273,343

Total Common Stock (cost $58,009,265)		60,775,206

Money Market – 4.3%
2,705,728	Janus Cash Liquidity Fund LLC, 0%£ (cost $2,705,728)	2,705,728

Total Investments (total cost $60,714,993) – 101.6%		63,480,934

Liabilities, net of Cash, Receivables and Other Assets– (1.6)%		(1,003,609)

Net Assets – 100%		$62,477,325

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

United States††	$63,480,934	100.0%

Total	$63,480,934	100.0%

††	Includes Cash Equivalents of 4.3%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2013

Notes to Schedule of Investments and Other Information (unaudited)

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

LLC	Limited Liability Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2013. Except for the value at period end, all other information in the table is for the period ended June 30, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/13

Janus Aspen INTECH U.S. Low Volatility Portfolio
Janus Cash Liquidity Fund LLC	33,632,005	$33,632,005	(31,434,582)	$(31,434,582)	$–	$1,106	$2,705,728

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen INTECH U.S. Low Volatility Portfolio
Common Stock	$60,775,206	$–	$–

Money Market	–	2,705,728	–

Total Investments in Securities	$60,775,206	$2,705,728	$–

Janus Aspen Series | 9

Statement of Assets and Liabilities

As of June 30, 2013 (unaudited)
(all numbers in thousands except net asset value per share)	Janus Aspen INTECH U.S. Low Volatility Portfolio

Assets:
Investments at cost	$60,715
Unaffiliated investments at value	$60,775
Affiliated investments at value	2,706
Cash	1
Receivables:
Portfolio shares sold	228
Dividends	93
Non-interested Trustees’ deferred compensation	1
Total Assets	63,804
Liabilities:
Payables:
Investments purchased	1,269
Portfolio shares repurchased	26
Advisory fees	15
Fund administration fees	1
Internal servicing cost	1
Distribution fees and shareholder servicing fees	12
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	1
Accrued expenses and other payables	2
Total Liabilities	1,327
Net Assets	$62,477
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$59,265
Undistributed net investment income*	242
Undistributed net realized gain from investment and foreign currency transactions*	204
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,766
Total Net Assets	$62,477
Net Assets - Service Shares	$62,477
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,479
Net Asset Value Per Share	$11.40

*	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

10 | JUNE 30, 2013

Statement of Operations

For the period ended June 30, 2013 (unaudited)
(all numbers in thousands)	Janus Aspen INTECH U.S. Low Volatility Portfolio

Investment Income:
Interest	$–
Dividends	497
Dividends from affiliates	1
Other Income	–
Total Investment Income	498
Expenses:
Advisory fees	92
Internal servicing expense - Service Shares	1
Shareholder reports expense	4
Transfer agent fees and expenses	–
Registration fees	–
Custodian fees	11
Professional fees	35
Non-interested Trustees’ fees and expenses	1
Fund administration fees	2
Distribution fees and shareholder servicing fees - Service Shares	46
Other expenses	2
Total Expenses	194
Less: Excess Expense Reimbursement	(9)
Net Expenses after Waivers and Expense Offsets	185
Net Investment Income	313
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	210
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,885
Net Gain on Investments	3,095
Net Increase in Net Assets Resulting from Operations	$3,408

See Notes to Financial Statements.

Janus Aspen Series | 11

Statements of Changes in Net Assets

	Janus Aspen
	INTECH U.S. Low Volatility
For the period ended June 30, 2013 (unaudited) and the period ended December 31, 2012	Portfolio
(all numbers in thousands)	2013	2012(1)

Operations:
Net investment income	$313	$51
Net realized gain/(loss) from investment and foreign currency transactions	210	(6)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,885	(119)
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,408	(74)
Dividends and Distributions to Shareholders:
Net Investment Income*
Service Shares	(82)	(40)
Net Realized Gain/(Loss) from Investment Transactions*
Service Shares	–	–
Net Decrease from Dividends and Distributions	(82)	(40)
Capital Share Transactions:
Shares Sold
Service Shares	50,677	17,376
Reinvested Dividends and Distributions
Service Shares	82	40
Shares Repurchased
Service Shares	(8,678)	(232)
Net Increase from Capital Share Transactions	42,081	17,184
Net Increase in Net Assets	45,407	17,070
Net Assets:
Beginning of period	17,070	–
End of period	$62,477	$17,070

Undistributed Net Investment Income*	$242	$11

*	See Note 4 in Notes to Financial Statements.
(1)	Period from September 6, 2012 (inception date) through December 31, 2012.

See Notes to Financial Statements.

12 | JUNE 30, 2013

Financial Highlights

Service Shares

For a share outstanding during the period ended June 30, 2013 (unaudited) and the period ended	Janus Aspen INTECH U.S. Low Volatility Portfolio
December 31, 2012	2013	2012(1)

Net Asset Value, Beginning of Period	$9.92	$10.00
Income from Investment Operations:
Net investment income	0.05	0.04
Net gain/(loss) on investments (both realized and unrealized)	1.45	(0.08)
Total from Investment Operations	1.50	(0.04)
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.04)
Distributions (from capital gains)*	–	–
Total Distributions	(0.02)	(0.04)
Net Asset Value, End of Period	$11.40	$9.92
Total Return**	15.07%	(0.45)%
Net Assets, End of Period (in thousands)	$62,477	$17,070
Average Net Assets for the Period (in thousands)	$37,191	$7,270
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.05%	2.69%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.00%	1.01%
Ratio of Net Investment Income to Average Net Assets***	1.70%	2.20%
Portfolio Turnover Rate	14%	2%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from September 6, 2012 (inception date) through December 31, 2012.

See Notes to Financial Statements.

Janus Aspen Series | 13

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen INTECH U.S. Low Volatility Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial

14 | JUNE 30, 2013

statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Janus Aspen Series | 15

Notes to Financial Statements (unaudited) (continued)

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Portfolio and the investment management industry as a whole, is not yet certain.

16 | JUNE 30, 2013

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.

A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen INTECH U.S. Low Volatility Portfolio	All Asset Levels	0.50

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees (applicable to Service Shares), administrative service fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2014. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Portfolio	Expense Limit (%)

Janus Aspen INTECH U.S. Low Volatility Portfolio	0.75

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

For a period of three years subsequent to the Portfolio’s commencement of operations, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed, which could be then considered a deferral, if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit. The recoupment of such reimbursements expires September 6, 2015. For the period ended June 30, 2013, total reimbursement by Janus Capital was $8,745 for the Portfolio. As of June 30, 2013, the aggregate amount of recoupment that may potentially be made to Janus Capital is $47,792.

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Portfolio. Janus Capital owns approximately 97% of INTECH. Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (calculated after any fee waivers and expense reimbursements).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and other shareholder relation services for the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $147,212 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $16,862 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2013. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in

18 | JUNE 30, 2013

an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended June 30, 2013, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Portfolio	at 12/31/12	Purchases	Purchases	Redemptions	Redemptions	at 6/30/13

Janus Aspen INTECH U.S. Low Volatility Portfolio - Service Shares	$4,000,000	$–	–	$(4,000,000)	2/25/13	$–

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen INTECH U.S. Low Volatility Portfolio	$60,780,410	$3,237,162	$(536,638)	$2,700,524

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the period ended December 31, 2012

	No Expiration		Accumulated
Portfolio	Short-Term	Long-Term	Capital Losses

Janus Aspen INTECH U.S. Low Volatility Portfolio(1)	$(632)	$–	$(632)

(1)	Period from September 6, 2012 (inception date) through December 31, 2012.

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

5.	Capital Share Transactions

	Janus Aspen INTECH
For the period ended June 30, 2013 (unaudited)	U.S. Low Volatility
and the period ended December 31, 2012	Portfolio
(all numbers in thousands)	2013	2012(1)

Transactions in Portfolio Shares – Service Shares
Shares sold	4,541	1,740
Reinvested dividends and distributions	7	4
Shares repurchased	(790)	(23)
Net Increase/(Decrease) in Portfolio Shares	3,758	1,721
Shares Outstanding, Beginning of Period	1,721	–
Shares Outstanding, End of Period	5,479	1,721
(1) Period from September 6, 2012 (inception date) through December 31, 2012.

6.	Purchases and Sales of Investment Securities

For the period ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen INTECH U.S. Low Volatility Portfolio	$46,040,620	$5,033,208	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

20 | JUNE 30, 2013

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Aspen Series | 21

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the

22 | JUNE 30, 2013

compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio

Janus Aspen Series | 23

Additional Information (unaudited) (continued)

to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

24 | JUNE 30, 2013

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s investment personnel as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s investment personnel may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s investment personnel in the Management Commentary are just that: opinions. They are a reflection of the investment personnel’s best judgment at the time this report was compiled, which was June 30, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P. and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for

Janus Aspen Series | 25

Useful Information About Your Portfolio Report (unaudited) (continued)

securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t

26 | JUNE 30, 2013

confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Aspen Series | 27

Notes

28 | JUNE 30, 2013

Notes

Janus Aspen Series | 29

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0813-42881	109-24-81127 08-13

SEMIANNUAL REPORT

June 30, 2013

Janus Aspen Series

Janus Aspen Janus Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Aspen Janus Portfolio (unaudited)

Portfolio Snapshot
We seek reliable companies with proven, winning strategies that should look very similar five years from now as they do today, except that they are bigger, with moderately higher margins and higher returns on invested capital. We also seek companies undergoing a material positive change that is underappreciated by the market, such as a change in management or new product introduction that could drive market share gains or expand the company’s addressable market. Some of the defining characteristics we look for in companies include sustainable, above-market earnings per share growth for the next five years and beyond, higher returns on invested capital, a leadership position in an attractive industry, and a strong management team with a clearly articulated strategy.
Barney Wilson portfolio manager

Portfolio Manager Change

Barney Wilson has been named sole portfolio manager of the Janus Aspen Janus Portfolio. Wilson, who has 16 years of investment experience, joined Janus as an equity research analyst in January 2005 and has served as co-portfolio manager of the Janus Fund and Janus Aspen Janus Portfolio since May 2011. He served as the portfolio manager of the Janus Global Technology Fund from February 2006 to May 2011. Wilson maintains his role as assistant director of research, where he has led meetings for the Janus research team and fostered a supportive and collaborative environment among Janus’ research analysts. Jonathan Coleman, CFA, relinquished his role as co-portfolio manager of Janus Aspen Janus Portfolio after he was appointed portfolio manager of Janus Triton Fund and co-portfolio manager of Janus Venture Fund.

Performance Review

For the six-month period ended June 30, 2013, Janus Aspen Janus Portfolio’s Institutional Shares and Service Shares returned 9.32% and 9.19%, respectively. Meanwhile, the Portfolio’s primary benchmark, the Russell 1000 Growth Index, returned 11.80% and its secondary benchmark, the S&P 500 Index, returned 13.82%. Meanwhile, another benchmark we use to measure performance, the Core Growth Index, returned 12.81% during the last sixth months. The Core Growth Index is an internally calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000 Growth Index and the S&P 500 Index.

Investment Environment

U.S. equity markets posted strong results to kick off 2013, continuing the accelerated climb experienced at the end of last year. The market rise was fueled by increasing optimism that the global economic outlook is improving. That optimism has lifted stocks, but especially those that are more economically exposed. However, equity markets fell in the month of June after the Federal Reserve (Fed) suggested it might start to wind down its easy monetary policy if the U.S. economy continues to show signs of improvement.

Portfolio Manager Comments

For the first six months of the calendar year, the Portfolio delivered attractive absolute returns, but lagged its primary benchmark. Part of that underperformance has come from a handful of key stocks in the Portfolio delivering moderately weaker-than-expected financial performance during the period. While we are disappointed that has happened, in many cases we view the weakness as temporary and have added to the stocks (examples include Intuit, Motorola Solutions and Teradata) at attractive prices and remain confident in the multiyear outlook for these companies.

Apple was our largest detractor during the period. While Apple is a large position in the portfolio, it is only a slight overweight when compared with the stock’s position in our primary and secondary benchmarks. We believe Apple has gone through a transition this year. The company went through a several-year period of high compounded profit growth. Now, profit expectations that are implied in the stock’s valuation are more than reasonable, in our opinion, and we believe a fair number of new products will drive growth in the coming quarters. We continue to think Apple

Janus Aspen Series | 1

Janus Aspen Janus Portfolio (unaudited)

has a very sticky customer base of high-end consumers. Once consumers are introduced to the Apple brand, they get more deeply entrenched in Apple’s ecosystem of products, and tend to spend more on Apple products. We think the strength of Apple’s ecosystem is still in place, as household spending on Apple products is still trending up.

VMware was another company that negatively impacted the Portfolio’s performance. In our view, the stock has fallen due to a weak enterprise IT spending environment. While IT spending remains suppressed, we still like VMware’s competitive positioning in the markets it serves, and believe the growth drivers for the company remain intact. We believe VMware is one of the best-positioned vendors in enterprise information technology based on the trend toward data center virtualization and away from hardware. Our fundamental research and survey data continue to point to strong demand for the company’s products.

FANUC was another large detractor. The stock fell after the company gave disappointing guidance for factory automation orders during the first quarter. The weak guidance for the near term does not change the positive outlook we have for the company over the long term. Over a multiyear time horizon, we believe demand for factory automation equipment will increase, especially in Asian countries where wages are rising sharply. Further, we think the competitive landscape is favorable for FANUC, and believe it is unlikely a competitor can make inroads competing against them. The resurgence of the U.S. economy could be a tailwind for FANUC, given the propensity of many U.S. companies to use automated equipment.

Our performance was led by some of the health care companies in our Portfolio. Two highly specialized pharmaceutical companies, Celgene and Gilead, were among our top performers. We believe our research team has done a tremendous job of understanding the potential of the drugs in both companies’ pipelines as these drugs go through the development process. The market is now beginning to appreciate what some of these drugs mean to the companies’ revenue streams. Gilead’s new single-pill HIV treatment offers patients a simpler drug regimen than some other competing HIV drugs. The Gilead treatment is also potentially more tolerable than other single-pill competitors. Gilead’s new treatment also allows the company the potential to capture a greater share of revenue for HIV treatment than its previous drug, which was used in combination with treatments from other companies. We think Gilead has also emerged as one of the leaders in a new wave of hepatitis C treatments. We continue to like the potential of this drug to treat a large addressable market of people suffering from hepatitis C. Meanwhile, Celgene’s stock has appreciated in recent months as management has explained to the market that multi-year growth will be driven by four different drug franchises, and that Celgene is much more than a one-product company.

Outside of the health care sector, Google was another top contributor to performance. One of our objectives on the Janus Aspen Janus Portfolio is to find those special growth companies that compete in attractive industries and are well managed – meaning that senior management develops and executes a winning strategy. We believe Google is a great example. The company typically operates in high-growth markets where there are relatively few competitors. Google is the market leader in Internet search activity, its YouTube platform is a unique product for viewing short video clips, and Google’s Android operating system is in a duopoly with Apple. Going forward, we think Google will continue to benefit from strong growth in online search activity, and that Android’s rapidly growing installed base will provide the company significant control over its mobile search destiny.

Derivatives

Due to certain circumstances and market conditions, we may initiate positions in call and put options in an attempt to hedge risk and generate income for the Portfolio. We sometimes sell calls on portions of existing long holdings. We do this at stock prices at which we’d be willing to trim the securities. The option trades are initiated to generate income based on fundamental research and our view of volatility. We also sell puts on stocks that we would like to own at prices lower than today’s levels. During the period, our aggregate derivative positions contributed slightly to relative results. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.)

Outlook

We expect decent economic growth for the U.S. in the next few years. The fact that the U.S. deficit is coming down only helps lower the risks of the economy getting derailed. While a strong economy would help a number of companies, we continue to look for businesses that can control their own destiny, and can produce high single-digit or low double-digit growth even without a robust economic environment. To date, we’ve been encouraged by the idea generation of our analysts, who are finding a number of these companies at attractive valuations, in our view.

2 | JUNE 30, 2013

(unaudited)

One theme we follow is the growth of a global middle class. While any individual emerging market country may have volatility around its economic growth, there is an inexorable march forward toward growth in the global middle class driven by rising Gross Domestic Product per capita in many highly populated emerging market countries. That trend is firmly in place and we are investing in a number of companies exposed to it.

Thank you for your investment in Janus Aspen Janus Portfolio.

Janus Aspen Series | 3

Janus Aspen Janus Portfolio (unaudited)

Janus Aspen Janus Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Gilead Sciences, Inc.	0.72%
Celgene Corp.	0.66%
Google, Inc. – Class A	0.66%
Vertex Pharmaceuticals, Inc.	0.54%
CBS Corp. – Class B	0.50%

5 Bottom Performers – Holdings

Contribution

Apple, Inc.	–2.01%
VMware, Inc. – Class A	–0.34%
FANUC Corp.	–0.30%
Teradata Corp.	–0.11%
Oracle Corp.	–0.10%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Health Care	0.91%	14.18%	12.74%
Energy	0.16%	5.63%	4.15%
Utilities	–0.05%	0.47%	0.20%
Financials	–0.10%	2.63%	4.84%
Telecommunication Services	–0.18%	0.87%	2.30%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Consumer Staples	–0.78%	10.82%	12.78%
Information Technology	–0.54%	29.78%	29.16%
Consumer Discretionary	–0.52%	17.86%	16.98%
Industrials	–0.47%	12.46%	12.91%
Other**	–0.46%	2.21%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | JUNE 30, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2013

Apple, Inc. Computers	5.3%
Google, Inc. – Class A Web Portals/Internet Service Providers	4.5%
Precision Castparts Corp. Metal Processors and Fabricators	2.8%
Limited Brands, Inc. Retail – Apparel and Shoe	2.7%
Gilead Sciences, Inc. Medical – Biomedical and Genetic	2.3%

17.6%

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2013

As of December 31, 2012

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Janus Aspen Janus Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013						Expense Ratios – per the May 1, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Janus Portfolio – Institutional Shares	9.32%	18.07%	5.19%	6.65%	7.19%	0.53%

Janus Aspen Janus Portfolio – Service Shares	9.19%	17.78%	4.94%	6.39%	6.90%	0.78%

Russell 1000® Growth Index	11.80%	17.07%	7.47%	7.40%	7.87%

S&P 500® Index	13.82%	20.60%	7.01%	7.30%	8.58%

Core Growth Index	12.81%	18.83%	7.26%	7.36%	8.27%

Morningstar Quartile – Institutional Shares	–	2nd	3rd	3rd	3rd

Morningstar Ranking – Institutional Shares based on total returns for Large Growth Funds	–	697/1,764	909/1,568	781/1,315	364/575

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s prospectuses or Statement of Additional Information for more details.

See important disclosures on the next page.

6 | JUNE 30, 2013

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Portfolio’s prospectuses or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

Effective May 13, 2013, Burton H. Wilson is the sole Portfolio Manager of the Portfolio.

*	The Portfolio’s inception date – September 13, 1993

Janus Aspen Series | 7

Janus Aspen Janus Portfolio (unaudited)

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Institutional Shares	$1,000.00	$1,093.20	$2.70	$1,000.00	$1,022.22	$2.61	0.52%

Service Shares	$1,000.00	$1,091.90	$3.99	$1,000.00	$1,020.98	$3.86	0.77%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

8 | JUNE 30, 2013

Janus Aspen Janus Portfolio

Schedule of Investments (unaudited)

As of June 30, 2013

Shares or Contract Amounts		Value

Common Stock – 98.3%
Agricultural Chemicals – 1.5%
82,984	Monsanto Co.	$8,198,819
Apparel Manufacturers – 0.9%
105,430	Burberry Group PLC**	2,166,029
297,800	Prada SpA**	2,703,154
		4,869,183
Applications Software – 1.8%
169,816	Intuit, Inc.	10,363,871
Athletic Footwear – 2.0%
174,579	NIKE, Inc. – Class B	11,117,191
Beverages – Wine and Spirits – 2.4%
150,033	Diageo PLC**	4,289,330
85,434	Pernod-Ricard S.A.**	9,472,528
		13,761,858
Brewery – 2.1%
30,172	Anheuser-Busch InBev N.V.**	2,685,612
193,751	SABMiller PLC**	9,288,463
		11,974,075
Cable/Satellite Television – 1.1%
55,650	Time Warner Cable, Inc.	6,259,512
Commercial Services – Finance – 1.5%
14,185	MasterCard, Inc. – Class A	8,149,283
Computer Aided Design – 0.9%
65,324	ANSYS, Inc.*	4,775,184
Computers – 5.3%
75,422	Apple, Inc.**	29,873,146
Computers – Integrated Systems – 0.8%
92,355	Teradata Corp.*	4,638,992
Computers – Memory Devices – 0.6%
152,700	EMC Corp.	3,606,774
Consulting Services – 0.9%
82,526	Verisk Analytics, Inc. – Class A*	4,926,802
Containers – Metal and Glass – 1.2%
163,023	Ball Corp.	6,771,975
Cosmetics and Toiletries – 1.5%
142,823	Colgate-Palmolive Co.	8,182,330
Distribution/Wholesale – 1.9%
35,130	Fastenal Co.	1,610,710
36,366	W.W. Grainger, Inc.	9,170,778
		10,781,488
Diversified Operations – 1.8%
17,157	Colfax Corp.*	894,051
143,794	Danaher Corp.	9,102,160
		9,996,211
E-Commerce/Products – 1.7%
12,298	Amazon.com, Inc.*	3,415,032
118,730	eBay, Inc.*	6,140,715
		9,555,747
E-Commerce/Services – 0.6%
3,972	priceline.com, Inc.*	3,285,360
Electric – Transmission – 0.7%
104,291	Brookfield Infrastructure Partners L.P.	3,808,707
Electronic Components – Miscellaneous – 1.6%
197,118	TE Connectivity, Ltd. (U.S. Shares)	8,976,754
Electronic Components – Semiconductors – 0.7%
488,349	ON Semiconductor Corp.*	3,945,860
Electronic Connectors – 1.4%
99,463	Amphenol Corp. – Class A	7,752,146
Electronic Security Devices – 1.2%
205,505	Tyco International, Ltd. (U.S. Shares)	6,771,390
Enterprise Software/Services – 1.6%
140,304	Informatica Corp.*	4,907,834
126,738	Oracle Corp.	3,893,391
		8,801,225
Finance – Credit Card – 0.8%
24,788	Visa, Inc. – Class A	4,530,007
Food – Confectionary – 0.2%
13,162	Hershey Co.	1,175,103
Food – Miscellaneous/Diversified – 1.1%
156,596	Unilever N.V.**	6,166,296
Food – Retail – 1.5%
166,128	Whole Foods Market, Inc.	8,552,269
Industrial Automation and Robotics – 1.0%
38,300	FANUC Corp.**	5,554,195
Instruments – Controls – 1.5%
246,228	Sensata Technologies Holding N.V.*	8,593,357
Investment Management and Advisory Services – 0.8%
62,977	T. Rowe Price Group, Inc.	4,606,768
Life and Health Insurance – 0.5%
662,000	AIA Group, Ltd.	2,803,927
Medical – Biomedical and Genetic – 5.3%
39,172	Alexion Pharmaceuticals, Inc.*	3,613,225
88,333	Celgene Corp.*	10,327,011
247,313	Gilead Sciences, Inc.*	12,664,899
38,589	Vertex Pharmaceuticals, Inc.*	3,082,103
		29,687,238
Medical – Drugs – 4.8%
257,224	AbbVie, Inc.	10,633,640
94,212	Medivation, Inc.*	4,635,230
22,915	Shire PLC (ADR)**	2,179,446
53,462	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	4,602,009
166,720	Zoetis, Inc.	5,149,981
		27,200,306
Medical – Generic Drugs – 1.2%
55,834	Perrigo Co.	6,755,914
Medical – HMO – 0.7%
58,046	Aetna, Inc.	3,688,243
Medical Information Systems – 0.2%
10,080	athenahealth, Inc.*	853,978
Metal Processors and Fabricators – 2.8%
69,726	Precision Castparts Corp.	15,758,773
Multimedia – 1.7%
148,731	News Corp. – Class A	4,848,631
72,700	Walt Disney Co.	4,591,005
		9,439,636

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Janus Portfolio

Schedule of Investments (unaudited)

As of June 30, 2013

Shares or Contract Amounts		Value

Networking Products – 0.4%
96,506	Cisco Systems, Inc.	$2,346,061
Oil and Gas Drilling – 0.7%
61,424	Helmerich & Payne, Inc.	3,835,929
Oil Companies – Exploration and Production – 1.9%
34,367	EOG Resources, Inc.	4,525,446
98,318	Noble Energy, Inc.	5,903,013
		10,428,459
Oil Field Machinery and Equipment – 1.3%
62,232	Dresser-Rand Group, Inc.*	3,732,676
50,888	National Oilwell Varco, Inc.	3,506,183
		7,238,859
Pharmacy Services – 1.9%
176,059	Express Scripts Holding Co.*	10,861,080
Pipelines – 1.7%
158,107	Enterprise Products Partners L.P.	9,826,350
Real Estate Management/Services – 0.8%
4,423,715	Colony American Homes Holdings III L.P. – Private Placement§	4,423,715
Recreational Vehicles – 0.6%
37,402	Polaris Industries, Inc.	3,553,190
REIT – Health Care – 0.5%
42,734	Ventas, Inc.	2,968,304
REIT – Regional Malls – 0.6%
20,786	Simon Property Group, Inc.	3,282,525
Retail – Apparel and Shoe – 2.7%
306,852	Limited Brands, Inc.	15,112,461
Retail – Auto Parts – 2.0%
26,210	AutoZone, Inc.*	11,104,915
Retail – Discount – 1.3%
65,509	Costco Wholesale Corp.	7,243,330
Retail – Major Department Stores – 1.9%
61,839	Nordstrom, Inc.	3,706,629
138,463	TJX Cos., Inc.	6,931,458
		10,638,087
Retail – Miscellaneous/Diversified – 0.4%
76,268	Sally Beauty Holdings, Inc.*	2,371,935
Retail – Perfume and Cosmetics – 0.7%
39,807	Ulta Salon, Cosmetics & Fragrance, Inc.	3,987,069
Retail – Restaurants – 1.3%
28,199	Dunkin’ Brands Group, Inc.	1,207,481
94,762	Starbucks Corp.	6,205,964
		7,413,445
Semiconductor Components/Integrated Circuits – 1.3%
418,252	Atmel Corp.*	3,074,152
1,156,942	Taiwan Semiconductor Manufacturing Co., Ltd.	4,285,543
		7,359,695
Software Tools – 0.9%
77,997	VMware, Inc. – Class A*	5,225,019
Telecommunication Services – 0.9%
140,583	Amdocs, Ltd. (U.S. Shares)	5,214,223
Television – 1.4%
160,033	CBS Corp. – Class B	7,820,813
Tobacco – 0.8%
52,922	Philip Morris International, Inc.	4,584,104
Toys – 1.0%
117,807	Mattel, Inc.	5,337,835
Transportation – Railroad – 2.5%
82,969	Canadian Pacific Railway, Ltd. (U.S. Shares)	10,070,777
26,044	Union Pacific Corp.	4,018,069
		14,088,846
Web Portals/Internet Service Providers – 4.5%
28,844	Google, Inc. – Class A*	25,393,392
Wireless Equipment – 2.5%
61,360	Crown Castle International Corp.*	4,441,850
135,874	Motorola Solutions, Inc.	7,844,006
163,178	Telefonaktiebolaget L.M. Ericsson – Class B	1,849,343
		14,135,199

Total Common Stock (cost $416,697,743)		552,304,733

Purchased Options – Puts – 0.1%
372	SPDR S&P 500® Trust (ETF) expires September 2013 exercise price $155.00	125,265
770	SPDR S&P 500® Trust (ETF) expires September 2013 exercise price $160.00	395,422

Total Purchased Options – Puts (premiums paid $733,496)		520,687

Money Market – 1.2%
6,517,378	Janus Cash Liquidity Fund LLC, 0%£ (cost $6,517,378)	6,517,378

Total Investments (total cost $423,948,617) – 99.6%		559,342,798

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		2,526,418

Net Assets – 100%		$561,869,216

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$2,685,612	0.5%
Canada	14,672,786	2.6%
France	9,472,528	1.7%
Hong Kong	2,803,927	0.5%
Italy	2,703,154	0.5%
Japan	5,554,195	1.0%
Netherlands	6,166,296	1.1%
Sweden	1,849,343	0.3%
Taiwan	4,285,543	0.8%
United Kingdom	17,923,268	3.2%
United States††	491,226,146	87.8%

Total	$559,342,798	100.0%

††	Includes Cash Equivalents of 1.2%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2013

Schedule of Investments (unaudited)

As of June 30, 2013

Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 8/8/13	2,140,000	$3,253,384	$11,464
Euro 8/8/13	2,200,000	2,863,763	(2,421)
Japanese Yen 8/8/13	71,600,000	722,190	6,459

		6,839,337	15,502

HSBC Securities (USA), Inc.:
British Pound 8/15/13	2,075,000	3,154,410	15,578
Euro 8/15/13	3,800,000	4,946,680	(30)
Japanese Yen 8/15/13	171,800,000	1,732,917	17,662

		9,834,007	33,210

JPMorgan Chase & Co.:
British Pound 8/2/13	3,040,000	4,621,826	45,827
Euro 8/2/13	2,650,000	3,449,425	22,526
Japanese Yen 8/2/13	133,000,000	1,341,457	20,069

		9,412,708	88,422

RBC Capital Markets Corp.:
British Pound 8/22/13	1,650,000	2,508,201	3,181
Euro 8/22/13	1,920,000	2,499,466	8,707
Japanese Yen 8/22/13	125,000,000	1,260,899	1,638

		6,268,566	13,526

Total		$32,354,618	$150,660

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 11

Notes to Schedule of Investments and Other Information (unaudited)

Core Growth Index	An internally-calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

L.P.	Limited Partnership

LLC	Limited Liability Company

N.V.	Naamloze Vennootschap: Dutch term for Public Limited Liability Company.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

S.A.	Sociedad Anonima: Spanish term for publicly-traded company.

SpA	Societa per Azioni: Italian term for Public Limited Company.

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.

**	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2013, is noted below.

Portfolio	Aggregate Value

Janus Aspen Janus Portfolio	$64,309,053

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2013)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Janus Portfolio
Colony American Homes Holdings III L.P. – Private Placement	1/30/13	$4,429,260	$4,423,715	0.8%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2013. The issuer incurs all registration costs.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2013. Except for the value at period end, all other information in the table is for the period ended June 30, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/13

Janus Aspen Janus Portfolio
Janus Cash Liquidity Fund LLC	75,949,059	$75,949,059	(93,486,827)	$(93,486,827)	$–	$8,835	$6,517,378

12 | JUNE 30, 2013

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Janus Portfolio
Common Stock
Medical – Drugs	$25,020,860	$2,179,446	$–
Real Estate Management/Services	–	–	4,423,715
All Other	520,680,712	–	–

Purchased Options	–	520,687	–

Money Market	–	6,517,378	–

Total Investments in Securities	$545,701,572	$9,217,511	$4,423,715

Other Financial Instruments(a)	$–	$150,660	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Janus Aspen Series | 13

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2013 (unaudited)	Janus
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$423,949
Unaffiliated investments at value	$552,825
Affiliated investments at value	6,517
Cash	203
Receivables:
Investments sold	5,736
Closed foreign currency contracts	323
Portfolio shares sold	21
Dividends	300
Foreign dividend tax reclaim	31
Non-interested Trustees’ deferred compensation	10
Other assets	1
Forward currency contracts	153
Total Assets	566,120
Liabilities:
Payables:
Investments purchased	3,587
Portfolio shares repurchased	311
Dividends	–
Advisory fees	226
Fund administration fees	4
Internal servicing cost	1
Distribution fees and shareholder servicing fees	37
Non-interested Trustees’ fees and expenses	3
Non-interested Trustees’ deferred compensation fees	10
Accrued expenses and other payables	70
Forward currency contracts	2
Total Liabilities	4,251
Net Assets	$561,869
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$524,228
Undistributed net investment income*	2,018
Undistributed net realized loss from investment and foreign currency transactions*	(99,919)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	135,542
Total Net Assets	$561,869
Net Assets - Institutional Shares	$386,639
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,451
Net Asset Value Per Share	$28.74
Net Assets - Service Shares	$175,230
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	6,173
Net Asset Value Per Share	$28.38

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

14 | JUNE 30, 2013

Statement of Operations

Janus Aspen
For the period ended June 30, 2013 (unaudited)	Janus
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Dividends	3,377
Dividends from affiliates	9
Foreign tax withheld	(57)
Total Investment Income	3,329
Expenses:
Advisory fees	1,362
Internal servicing expense - Institutional Shares	2
Internal servicing expense - Service Shares	1
Shareholder reports expense	12
Transfer agent fees and expenses	1
Registration fees	14
Custodian fees	12
Professional fees	16
Non-interested Trustees’ fees and expenses	5
Fund administration fees	28
Distribution fees and shareholder servicing fees - Service Shares	224
Other expenses	27
Total Expenses	1,704
Net Expenses after Waivers and Expense Offsets	1,704
Net Investment Income	1,625
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	41,400
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	7,318
Net Gain on Investments	48,718
Net Increase in Net Assets Resulting from Operations	$50,343

See Notes to Financial Statements.

Janus Aspen Series | 15

Statements of Changes in Net Assets

	Janus Aspen
	Janus
For the period ended June 30 (unaudited) and the year ended December 31	Portfolio
(all numbers in thousands)	2013	2012

Operations:
Net investment income	$1,625	$5,592
Net realized gain from investment and foreign currency transactions	41,400	25,762
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	7,318	63,565
Net Increase in Net Assets Resulting from Operations	50,343	94,919
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(2,347)	(2,082)
Service Shares	(921)	(796)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	(6,428)
Service Shares	–	(3,132)
Net Decrease from Dividends and Distributions	(3,268)	(12,438)
Capital Share Transactions:
Shares Sold
Institutional Shares	4,432	10,398
Service Shares	4,402	12,600
Reinvested Dividends and Distributions
Institutional Shares	2,347	8,510
Service Shares	921	3,928
Shares Repurchased
Institutional Shares	(27,138)	(51,784)
Service Shares	(22,668)	(45,293)
Net Decrease from Capital Share Transactions	(37,704)	(61,641)
Net Increase in Net Assets	9,371	20,840
Net Assets:
Beginning of period	552,498	531,658
End of period	$561,869	$552,498

Undistributed Net Investment Income*	$2,018	$3,662

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

16 | JUNE 30, 2013

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30,	Janus Aspen Janus Portfolio
2013 (unaudited) and each year ended December 31	2013	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$26.45	$22.84	$24.26	$21.43	$15.81	$26.43
Income from Investment Operations:
Net investment income	0.11	0.27	0.20	0.16	0.12	0.22
Net gain/(loss) on investments (both realized and unrealized)	2.36	3.92	(1.48)	2.91	5.60	(10.68)
Total from Investment Operations	2.47	4.19	(1.28)	3.07	5.72	(10.46)
Less Distributions:
Dividends (from net investment income)*	(0.18)	(0.14)	(0.14)	(0.24)	(0.10)	(0.16)
Distributions (from capital gains)*	–	(0.44)	–	–	–	–
Total Distributions	(0.18)	(0.58)	(0.14)	(0.24)	(0.10)	(0.16)
Net Asset Value, End of Period	$28.74	$26.45	$22.84	$24.26	$21.43	$15.81
Total Return**	9.32%	18.59%	(5.30)%	14.52%	36.26%	(39.70)%
Net Assets, End of Period (in thousands)	$386,639	$374,860	$352,646	$424,037	$441,921	$353,051
Average Net Assets for the Period (in thousands)	$388,901	$377,786	$393,230	$409,886	$380,924	$525,042
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.52%	0.53%	0.62%	0.70%	0.68%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.52%	0.53%	0.62%	0.70%(1)	0.68%	0.66%
Ratio of Net Investment Income to Average Net Assets***	0.66%	1.08%	0.81%	0.60%	0.59%	0.87%
Portfolio Turnover Rate	28%	38%	90%	43%	56%	69%

Service Shares

For a share outstanding during the period ended
June 30, 2013 (unaudited) and each year ended	Janus Aspen Janus Portfolio
December 31	2013	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$26.13	$22.60	$24.03	$21.11	$15.59	$26.08
Income from Investment Operations:
Net investment income	0.05	0.17	0.09	0.03	0.07	0.14
Net gain/(loss) on investments (both realized and unrealized)	2.35	3.91	(1.41)	2.97	5.52	(10.50)
Total from Investment Operations	2.40	4.08	(1.32)	3.00	5.59	(10.36)
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.11)	(0.11)	(0.08)	(0.07)	(0.13)
Distributions (from capital gains)*	–	(0.44)	–	–	–	–
Total Distributions	(0.15)	(0.55)	(0.11)	(0.08)	(0.07)	(0.13)
Net Asset Value, End of Period	$28.38	$26.13	$22.60	$24.03	$21.11	$15.59
Total Return**	9.19%	18.28%	(5.54)%	14.26%	35.93%	(39.85)%
Net Assets, End of Period (in thousands)	$175,230	$177,638	$179,012	$242,135	$2,046,895	$1,152,236
Average Net Assets for the Period (in thousands)	$180,338	$184,029	$216,273	$962,905	$1,528,802	$1,251,357
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.78%	0.87%	0.92%	0.92%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.78%	0.87%	0.92%(1)	0.92%	0.91%
Ratio of Net Investment Income to Average Net Assets***	0.40%	0.82%	0.56%	0.39%	0.32%	0.61%
Portfolio Turnover Rate	28%	38%	90%	43%	56%	69%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets include any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.70% in 2010 for Institutional Shares and 0.92% in 2010 for Service Shares without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

Janus Aspen Series | 17

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Janus Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

18 | JUNE 30, 2013

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the period ended June 30, 2013.

Transfers Out of
Level 2 to
Portfolio	Level 1

Janus Aspen Janus Portfolio	$47,736,141

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2013 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests

20 | JUNE 30, 2013

in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value.” Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations.

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

22 | JUNE 30, 2013

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2013.

Fair Value of Derivative Instruments as of June 30, 2013

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts	Unaffiliated investments at value	$520,687
Foreign Exchange Contracts	Forward currency contracts	153,111	Forward currency contracts	$2,451

Total		$673,798		$2,451

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2013.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended June 30, 2013

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$263,801	$–	$263,801

Foreign Exchange Contracts	–	–	–	1,924,726	1,924,726

Total	$–	$–	$263,801	$1,924,726	$2,188,527

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$137,566	$–	$137,566

Foreign Exchange Contracts	–	–	–	95,675	95,675

Total	$–	$–	$137,566	$95,675	$233,241

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.

A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Offsetting Assets and Liabilities
The Portfolio has recently adopted guidance requiring entities to present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Portfolio does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

24 | JUNE 30, 2013

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been received by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets

			Net Amounts of
			Assets
		Gross Amounts	Presented
		Offset in the	in the
		Statement of	Statement
	Gross Amounts of	Assets and	of Assets and
Description	Recognized Assets	Liabilities	Liabilities

Forward Currency Contracts	$153,111	$–	$153,111
Options Purchased	520,687	–	520,687

Total	$673,798	$–	$673,798

	Net Amounts of
	Assets
	Presented
	in the
	Statement
	of Assets and
Counterparty	Liabilities	Collateral Received	Net Amount

Credit Suisse International	$17,923	$–	$17,923
HSBC Securities (USA), Inc.	33,240	–	33,240
JPMorgan Chase & Co.	483,844	263,166	220,678
Morgan Stanley & Co International PLC	125,265	38,000	87,265
RBC Capital Markets Corp.	13,526	–	13,526

Total	$673,798	$301,166	$372,632

Offsetting of Financial Liabilities and Derivative Liabilities

Net Amounts of
Liabilities
		Gross Amounts	Presented
		Offset in the	in the
		Statement of	Statement
	Gross Amounts of	Assets and	of Assets and
Description	Recognized Liabilities	Liabilities	Liabilities

Forward Currency Contracts	$2,451	$–	$2,451

Total	$2,451	$–	$2,451

	Net Amounts of
	Liabilities
	Presented
	in the
	Statement
	of Assets and
Counterparty	Liabilities	Collateral Pledged	Net Amount

Credit Suisse Securities (USA) LLC	$2,421	$–	$2,421
HSBC Securities (USA), Inc.	30	–	30

Total	$2,451	$–	$2,451

The Portfolio does not require the counterparty to post collateral for forward currency contracts; however, the Portfolio will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts. The Portfolio may require the counterparty to pledge collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit collateral with the custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement.

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Janus Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Janus Portfolio	Core Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 12 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustment began July 2011 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) to the Institutional Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the period ended June 30, 2013, the Portfolio recorded a Performance Adjustment of $(444,633).

26 | JUNE 30, 2013

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and other shareholder relation services for the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $147,212 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $16,862 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2013. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

During the period ended June 30, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Janus Portfolio	$423,573,586	$141,763,878	$(5,994,666)	$135,769,212

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2012

		Accumulated
Portfolio	December 31, 2017	Capital Losses

Janus Aspen Janus Portfolio(1)	$(140,110,923)	$(140,110,923)

(1)	Capital loss carryover is subject to annual limitations.

28 | JUNE 30, 2013

6.	Capital Share Transactions

For the period ended June 30 (unaudited) and the year ended December 31	Janus Aspen Janus Portfolio
(all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Institutional Shares
Shares sold	157	404
Reinvested dividends and distributions	82	351
Shares repurchased	(961)	(2,024)
Net Increase/(Decrease) in Portfolio Shares	(722)	(1,269)
Shares Outstanding, Beginning of Period	14,173	15,442
Shares Outstanding, End of Period	13,451	14,173
Transactions in Portfolio Shares – Service Shares
Shares sold	158	499
Reinvested dividends and distributions	33	164
Shares repurchased	(816)	(1,787)
Net Increase/(Decrease) in Portfolio Shares	(625)	(1,124)
Shares Outstanding, Beginning of Period	6,798	7,922
Shares Outstanding, End of Period	6,173	6,798

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Janus Portfolio	$154,564,462	$174,428,111	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

30 | JUNE 30, 2013

including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio

32 | JUNE 30, 2013

to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 33

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P. and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares

34 | JUNE 30, 2013

redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t

Janus Aspen Series | 35

Useful Information About Your Portfolio Report (unaudited) (continued)

confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

36 | JUNE 30, 2013

Notes

Janus Aspen Series | 37

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0813-42792	109-24-81111 08-13

SEMIANNUAL REPORT

June 30, 2013

Janus Aspen Series

Janus Aspen Overseas Portfolio

HIGHLIGHTS

• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Aspen Overseas Portfolio (unaudited)

Portfolio Snapshot
I believe that company fundamentals drive share prices over the long term. I use fundamental research to make high-conviction, long-term investments in the most compelling international growth companies regardless of geography.
Brent Lynn portfolio manager

Performance Overview

Janus Aspen Overseas Portfolio’s Institutional Shares and Service Shares returned -3.01% and -3.14%, respectively, over the six-month period ended June 30, 2013. The Portfolio’s primary benchmark, the MSCI All Country World ex-U.S. Index returned -0.04%, and its secondary benchmark, the MSCI EAFE Index returned 4.10% during the period. The difference in index returns reflected the weakness of emerging markets, which are not included the MSCI EAFE Index, relative to developed markets during the period.

Economic Update

Fears of slowing growth in China and fears of the beginning of the U.S. Federal Reserve’s (Fed) exit from quantitative easing weighed on global markets late in the period. At the stock level, we think the market remained extremely bifurcated. Defensive stocks and companies perceived to have relatively clear visibility of earnings and cash flows generally performed quite well despite often expensive valuations, while companies facing near-term headwinds or perceived cyclical risk generally performed poorly regardless of sometimes extremely attractive valuations.

The same phenomenon occurred at the country level. Despite high valuations, emerging markets such as Mexico and Indonesia, with relatively favorable near-term macro trends, continued to significantly outperform major emerging markets China, India and Brazil, where near-term trends are less positive but valuations are much more compelling, in my view. I recognize that the current global macro environment is difficult for some of our cyclical holdings, and I also recognize that macro fundamentals have deteriorated in our key emerging markets China, India, and Brazil, as inflation has remained sticky and economic growth has slowed. But I believe that stock market valuations are ignoring the longer term earnings power and economic potential in these companies and countries.

Among developed markets, Japan’s new government appeared to be making a concerted effort to combat deflation and possibly embark on significant structural reforms for the economy. The Bank of Japan’s aggressive monetary easing resulted in a sharp weakening of the yen and helped boost exports and asset prices. Europe’s situation was largely stable during the period. The European Central Bank’s outright monetary transaction (OMT) program continued to serve as a powerful backstop to combat the region’s sovereign debt crisis if necessary.

Detractors from Performance

The Portfolio’s significant emerging market exposure, particularly in Brazil and India, weighed heavily on relative performance.

In Brazil, Petroleo Brasileiro (Petrobas) weighed on performance. Along with weakness in the Brazilian market and currency, the company suffered from market concerns about the company’s cash flow outlook. The Brazilian government delayed raising domestic refined product prices to global levels, which made it more difficult for Petrobras to fund its huge capital expenditures program for developing its significant offshore reserves. However, I continue to believe that Petrobras has one of the most exciting production outlooks of any large energy company globally and a management team that is very focused on hitting targets and improving efficiency. I believe that over time Petrobras will realize global refined product prices and investors will once again focus on the company’s growth opportunities.

Li & Fung, the Portfolio’s largest holding, was the most significant detractor. The Hong Kong-based retail outsourcing logistics provider announced earnings would be well below market expectations largely due to restructuring charges from its U.S. distribution business, a portfolio of brands it has acquired or developed itself. We believe its distribution division will be profitable longer term following management changes and cost cutting. Meanwhile, the company’s dominant core sourcing business remains strong and growing. I believe that the

Janus Aspen Series | 1

Janus Aspen Overseas Portfolio (unaudited)

company has exciting growth opportunities from its Wal-Mart joint venture, from its U.S. distribution business, and from Asia.

Australian miner Fortescue Metals Group also suffered from weakness in China, where it primarily ships iron ore, and lower commodity prices. Despite iron ore demand concerns due to slowing growth in China, Fortescue’s growth profile remains on track, in our view. Even at lower iron ore prices, we think Fortescue continues to have significant cash flow generation potential, and the company may also raise funds by selling a portion of its logistics assets.

Contributors to Performance

Relative contributors were again led by Delta Air Lines and United Continental Holdings. Airlines in general continued to record strong operating results as the industry maintained capacity discipline during the period. Consolidation, the latest being the proposed American Airlines merger with U.S. Airways, has also aided the industry. We think investors are beginning to believe airlines will generate higher and more consistent profits than they have historically. Delta has also indicated the possibility of returning cash to shareholders via dividends, while United has overcome operational issues it encountered as part of its merger with Continental last year.

French automaker Renault also rose after the company outlined plans for improved profitability and cash flows in its European operations. We believe that the company has significant value from its large Nissan stake, fast-growing low-end Dacia brand and turnaround potential in its core European operations.

Derivatives

In aggregate, derivatives contributed to performance during the period. In addition to a currency hedge on the Japanese yen, the Portfolio also very selectively utilized swaps and options during the period. Reasons for using these instruments included hedging downside risks, achieving market access, and establishing positions more quickly. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Portfolio.

Conclusion

In general, the Portfolio has a strong emphasis on contrarian-style investing with a heavy weighting in emerging markets. In today’s risk-averse environment, this approach has performed poorly. I am very disappointed with the Portfolio’s performance, but I am holding the course, because I strongly believe that at some point, valuation and long-term earnings potential will once again be key drivers of equity performance.

I believe that for many of our holdings there is a large disconnect between the intrinsic value of these companies and their stock prices. A gradual exit from quantitative easing by the Fed does not change the long-term earnings potential for these companies or the long-term growth potential for emerging markets in general. As we move to a less risk-averse world, I believe that markets will move to price our stocks closer to fair value, and in that process, I believe that fundholders will once again benefit from improved returns.

Thank you for your continued investment in Janus Aspen Overseas Portfolio.

2 | JUNE 30, 2013

(unaudited)

Janus Aspen Overseas Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Delta Air Lines, Inc.	2.29%
United Continental Holdings, Inc.	1.62%
Renault S.A.	1.24%
Melco International Development, Ltd.	0.96%
Jazz Pharmaceuticals PLC	0.79%

5 Bottom Performers – Holdings

Contribution

Li & Fung, Ltd.	–1.60%
Petroleo Brasileiro S.A. (ADR)	–1.59%
Fortescue Metals Group, Ltd.	–1.36%
MRV Engenharia e Participacoes S.A.	–1.14%
Evergrande Real Estate Group, Ltd.	–0.79%

5 Top Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Industrials	2.55%	15.42%	10.67%
Information Technology	1.01%	12.17%	6.37%
Materials	0.05%	4.52%	9.85%
Other**	0.00%	1.74%	0.00%
Utilities	–0.19%	0.42%	3.48%

5 Bottom Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Financials	–2.65%	25.87%	26.50%
Energy	–2.47%	15.68%	9.73%
Consumer Discretionary	–1.57%	19.01%	9.82%
Consumer Staples	–0.49%	1.27%	10.60%
Health Care	–0.40%	3.90%	7.56%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Aspen Series | 3

Janus Aspen Overseas Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2013

Li & Fung, Ltd. Distribution/Wholesale	7.1%
Reliance Industries, Ltd. Oil Refining and Marketing	5.6%
United Continental Holdings, Inc. Airlines	4.9%
Delta Air Lines, Inc. Airlines	4.3%
Telefonaktiebolaget L.M. Ericsson – Class B Wireless Equipment	4.2%

26.1%

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Emerging markets comprised 31.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2013

As of December 31, 2012

4 | JUNE 30, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013						Expense Ratios – per the May 1, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Overseas Portfolio – Institutional Shares	–3.01%	10.21%	–1.63%	11.70%	10.10%	0.49%

Janus Aspen Overseas Portfolio – Service Shares	–3.14%	9.93%	–1.87%	11.43%	9.97%	0.74%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	–0.04%	13.63%	–0.80%	8.62%	N/A**

Morgan Stanley Capital International EAFE® Index	4.10%	18.62%	–0.63%	7.67%	4.61%

Morningstar Quartile – Institutional Shares	–	4th	3rd	1st	1st

Morningstar Ranking – Institutional Shares based on total returns for Foreign Large Growth Funds	–	225/256	160/219	1/161	1/64

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s prospectuses or Statement of Additional Information for more details.

See important disclosures on the next page.

Janus Aspen Series | 5

Janus Aspen Overseas Portfolio (unaudited)

The Portfolio’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITS”) and derivatives. Please see the Portfolio’s prospectuses or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

Janus Aspen Overseas Portfolio held approximately 13.5% of its investments in Indian securities as of June 30, 2013, and the Portfolio may have experienced significant gains or losses due, in part, to its investments in India. While holdings are subject to change without notice, the Portfolio’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

*	The Portfolio’s inception date – May 2, 1994
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

6 | JUNE 30, 2013

(unaudited)

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Institutional Shares	$1,000.00	$969.90	$2.44	$1,000.00	$1,022.31	$2.51	0.50%

Service Shares	$1,000.00	$968.60	$3.66	$1,000.00	$1,021.08	$3.76	0.75%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series | 7

Janus Aspen Overseas Portfolio

Schedule of Investments (unaudited)

As of June 30, 2013

Shares		Value

Common Stock – 95.8%
Agricultural Operations – 0.1%
46,586,847	Chaoda Modern Agriculture Holdings, Ltd.ß	$1,802,013
Airlines – 9.2%
3,059,768	Delta Air Lines, Inc.**	57,248,259
2,050,371	United Continental Holdings, Inc.*,**	64,156,109
		121,404,368
Apparel Manufacturers – 0.5%
354,516	Burberry Group PLC	7,283,431
Automotive – Cars and Light Trucks – 4.0%
1,407,800	Nissan Motor Co., Ltd.**	14,268,243
566,697	Renault S.A.	38,131,862
		52,400,105
Building – Residential and Commercial – 1.4%
6,586,500	MRV Engenharia e Participacoes S.A.	19,071,623
Building and Construction Products – Miscellaneous – 0.6%
9,553,400	Louis XIII Holdings, Ltd.	7,464,556
Casino Services – 0.1%
6,566,400	Melco Crown Philippines Resorts Corp.*	1,262,038
Commercial Banks – 6.1%
4,470,012	Banco Bilbao Vizcaya Argentaria S.A.**	37,495,415
1,637,655	Punjab National Bank	17,937,862
486,890	State Bank of India	16,009,520
1,124,139	Turkiye Halk Bankasi A/S	9,531,542
		80,974,339
Distribution/Wholesale – 8.2%
4,383,510	Adani Enterprises, Ltd.	15,200,644
68,129,940	Li & Fung, Ltd.	93,641,553
		108,842,197
Diversified Banking Institutions – 3.5%
793,419	Deutsche Bank A.G.	33,204,555
382,826	Societe Generale S.A.	13,153,821
		46,358,376
Diversified Operations – 1.8%
11,190,465	Melco International Development, Ltd.	21,152,198
302,885	Orascom Development Holding A.G.	2,806,570
		23,958,768
Diversified Operations – Commercial Services – 2.7%
18,303,333	John Keells Holdings PLC	35,314,831
E-Commerce/Products – 2.4%
2,733,600	Rakuten, Inc.**	32,336,757
E-Commerce/Services – 1.9%
605,955	Ctrip.com International, Ltd. (ADR)*	19,772,312
253,012	QIWI PLC (ADR)	5,869,878
		25,642,190
Electric Products – Miscellaneous – 1.2%
1,245,608	Havells India, Ltd.	15,412,879
Electronic Components – Semiconductors – 3.1%
2,884,056	ARM Holdings PLC	34,867,083
581,300	Sumco Corp.**	6,395,707
		41,262,790
Entertainment Software – 1.7%
1,999,200	Nexon Co., Ltd.**	22,056,523
Finance – Other Services – 1.5%
193,400	Japan Exchange Group, Inc.**	19,542,840
Food – Retail – 1.0%
712,669	X5 Retail Group N.V. (GDR)	12,899,309
Hotels and Motels – 2.2%
16,913,835	Shangri-La Asia, Ltd.	29,222,696
Independent Power Producer – 0.4%
7,057,844	Adani Power, Ltd.*	4,923,387
Industrial Automation and Robotics – 2.0%
179,500	FANUC Corp.**	26,030,758
Internet Content – Entertainment – 1.6%
1,138,888	Youku Tudou, Inc. (ADR)*	21,855,261
Medical – Drugs – 5.7%
9,752,300	Genomma Lab Internacional S.A.B. de C.V. – Class B*	19,173,228
720,093	Jazz Pharmaceuticals PLC*	49,491,992
434,317	Strides Arcolab, Ltd.	6,379,168
		75,044,388
Metal – Diversified – 0.4%
924,885	Turquoise Hill Resources, Ltd.*	5,489,141
Metal – Iron – 2.1%
10,211,765	Fortescue Metals Group, Ltd.	28,383,390
Oil and Gas Drilling – 0.5%
1,343,952	Karoon Gas Australia, Ltd.*	6,254,483
Oil Companies – Exploration and Production – 6.0%
1,118,325	Africa Oil Corp.*	7,498,755
1,218,001	Cobalt International Energy, Inc.*	32,362,287
1,355,000	HRT Participacoes em Petroleo S.A.*	1,591,260
959,383	Niko Resources, Ltd.*	7,829,091
6,753,560	OGX Petroleo e Gas Participacoes S.A.*	2,391,444
5,191,189	Ophir Energy PLC*	28,182,522
		79,855,359
Oil Companies – Integrated – 5.9%
1,402,881	Pacific Rubiales Energy Corp.	24,644,486
3,954,905	Petroleo Brasileiro S.A. (ADR)**	53,074,825
		77,719,311
Oil Refining and Marketing – 5.6%
5,114,549	Reliance Industries, Ltd.	74,247,896
Property and Casualty Insurance – 1.2%
2,756,534	Reliance Capital, Ltd.	15,626,699
Real Estate Operating/Development – 2.8%
1,998,991	DLF, Ltd.	6,097,562
70,494,732	Evergrande Real Estate Group, Ltd.	26,086,268
5,510,620	PDG Realty S.A. Empreendimentos e Participacoes	5,211,747
		37,395,577
REIT – Hotels – 0.3%
1,957,000	Concentradora Fibra Hotelera Mexicana S.A. de C.V.	3,847,503
Sugar – 0.1%
5,489,455	Bajaj Hindusthan, Ltd.	1,334,948
426,300	Bajaj Hindusthan, Ltd. (GDR) (144A)	103,676
		1,438,624
Toys – 3.8%
430,100	Nintendo Co., Ltd.**	50,747,983

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2013

Schedule of Investments (unaudited)

As of June 30, 2013

Shares		Value

Wireless Equipment – 4.2%
4,913,195	Telefonaktiebolaget L.M. Ericsson – Class B**	$55,682,632

Total Common Stock (cost $1,468,201,809)		1,269,055,021

Money Market – 1.3%
17,356,489	Janus Cash Liquidity Fund LLC, 0%£ (cost $17,356,489)	17,356,489

Total Investments (total cost $1,485,558,298) – 97.1%		1,286,411,510

Cash, Receivables and Other Assets, net of Liabilities**– 2.9%		37,797,881

Net Assets – 100%		$1,324,209,391

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$34,637,873	2.7%
Brazil	81,340,899	6.3%
Canada	45,461,473	3.5%
China	69,515,854	5.4%
France	51,285,683	4.0%
Germany	33,204,555	2.6%
Hong Kong	151,481,003	11.8%
India	173,274,241	13.5%
Japan	171,378,811	13.3%
Mexico	23,020,731	1.8%
Philippines	1,262,038	0.1%
Russia	18,769,187	1.5%
Spain	37,495,415	2.9%
Sri Lanka	35,314,831	2.7%
Sweden	55,682,632	4.3%
Switzerland	2,806,570	0.2%
Turkey	9,531,542	0.7%
United Kingdom	70,333,036	5.5%
United States††	220,615,136	17.2%

Total	$1,286,411,510	100.0%

††	Includes Cash Equivalents of 1.3%.

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	Appreciation

Credit Suisse Securities (USA) LLC: Japanese Yen 8/8/13	5,975,000,000	$60,266,586	$523,725

HSBC Securities (USA), Inc.: Japanese Yen 8/15/13	4,555,000,000	45,945,491	468,269

JPMorgan Chase & Co.: Japanese Yen 8/2/13	5,131,000,000	51,751,997	716,559

RBC Capital Markets Corp.: Japanese Yen 8/22/13	4,590,000,000	46,300,219	60,139

Total		$204,264,293	$1,768,692

Total Return Swaps outstanding at June 30, 2013

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Portfolio	by the Portfolio	Termination Date	(Depreciation)

Credit Suisse International	$11,244,449	1 month USD LIBOR plus 75 basis points	Moscow Exchange MICEX	8/22/14	$(53,854)
Morgan Stanley & Co. International PLC	6,150,386,651 JPY	1 day JPY LIBOR plus 50 basis points	Custom Japanese Basket	12/30/14	5,053,222
Morgan Stanley & Co. International PLC	20,828,354	1 month USD LIBOR plus 85 basis points	Sberbank	1/20/15	(1,133,406)
UBS A.G.	24,989,685	1 month USD LIBOR plus 85 basis points	Sberbank	8/16/13	(1,264,662)

Total					$2,601,300

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Notes to Schedule of Investments and Other Information (unaudited)

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

A/S	Aktieselskab: Danish term for a stock-based corporation.

A.G.	Aktiengesellschaft: German term for Public Limited Company.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LLC	Limited Liability Company

N.V.	Naamloze Vennootschap: Dutch term for Public Limited Liability Company.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

S.A.	Sociedad Anonima: Spanish term for publicly-traded company.

S.A. de C.V.	Sociedad Anonima de Capital Variable: Spanish term for Variable Capital Company.

S.A.B. de C.V.	Sociedad Anonima Bursatil de Capital Variable: Spanish term for Variable Capital Company.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2013 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Overseas Portfolio	$103,676	0.0%

*	Non-income producing security.

**	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2013, is noted below.

Portfolio	Aggregate Value

Janus Aspen Overseas Portfolio	$368,280,842

ß	Security is illiquid.

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2013. Except for the value at period end, all other information in the table is for the period ended June 30, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/13

Janus Aspen Overseas Portfolio
Janus Cash Liquidity Fund LLC	221,386,848	$221,386,848	(206,601,359)	$(206,601,359)	$–	$6,563	$17,356,489

10 | JUNE 30, 2013

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Overseas Portfolio
Common Stock
Agricultural Operations	$–	$–	$1,802,013
E-Commerce/Services	–	25,642,190	–
Food – Retail	–	12,899,309	–
Internet Content – Entertainment	–	21,855,261	–
Oil Companies – Integrated	24,644,486	53,074,825	–
Sugar	1,334,948	103,676	–
All Other	1,127,698,313	–	–

Money Market	–	17,356,489	–

Total Investments in Securities	$1,153,677,747	$130,931,750	$1,802,013

Other Financial Instruments(a)	$–	$4,369,992	$–

(a)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Janus Aspen Series | 11

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2013 (unaudited)	Overseas
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$1,485,558
Unaffiliated investments at value	$1,269,055
Affiliated investments at value	17,356
Cash denominated in foreign currency(1)	541
Restricted cash (Note 1)	32,274
Receivables:
Closed foreign currency contracts	2,032
Portfolio shares sold	235
Dividends	1,576
Foreign dividend tax reclaim	507
Outstanding swap contracts at value	5,053
Dividends and interest on swap contracts	790
Non-interested Trustees’ deferred compensation	23
Other assets	4
Forward currency contracts	1,769
Total Assets	1,331,215
Liabilities:
Payables:
Due to custodian	70
Investments purchased	2,942
Portfolio shares repurchased	601
Dividends	–
Outstanding swap contracts at value	2,452
Advisory fees	483
Fund administration fees	11
Internal servicing cost	2
Distribution fees and shareholder servicing fees	191
Non-interested Trustees’ fees and expenses	16
Non-interested Trustees’ deferred compensation fees	23
Accrued expenses and other payables	215
Forward currency contracts	–
Total Liabilities	7,006
Net Assets	$1,324,209
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,412,499
Undistributed net investment income*	5,764
Undistributed net realized gain from investment and foreign currency transactions*	100,787
Unrealized net depreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(194,841)
Total Net Assets	$1,324,209
Net Assets - Institutional Shares	$424,425
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	11,882
Net Asset Value Per Share	$35.72
Net Assets - Service Shares	$899,784
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	25,847
Net Asset Value Per Share	$34.81

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $540,639.

See Notes to Financial Statements.

12 | JUNE 30, 2013

Statement of Operations

Janus Aspen
For the period ended June 30, 2013 (unaudited)	Overseas
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Dividends	14,864
Dividends from affiliates	7
Other Income	–
Foreign tax withheld	(899)
Total Investment Income	13,972
Expenses:
Advisory fees	3,208
Internal servicing expense - Institutional Shares	3
Internal servicing expense - Service Shares	6
Shareholder reports expense	103
Transfer agent fees and expenses	1
Custodian fees	187
Professional fees	16
Non-interested Trustees’ fees and expenses	3
Fund administration fees	73
Distribution fees and shareholder servicing fees - Service Shares	1,232
Other expenses	45
Total Expenses	4,877
Net Expenses after Waivers and Expense Offsets	4,877
Net Investment Income	9,095
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	115,235
Net realized gain from swap contracts	14,880
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(178,180)
Change in unrealized net appreciation/(depreciation) of swap contracts	(486)
Net Loss on Investments	(48,551)
Net Decrease in Net Assets Resulting from Operations	$(39,456)

See Notes to Financial Statements.

Janus Aspen Series | 13

Statements of Changes in Net Assets

	Janus Aspen
	Overseas
For the period ended June 30 (unaudited) and the year ended December 31	Portfolio
(all numbers in thousands)	2013	2012

Operations:
Net investment income	$9,095	$14,258
Net realized gain from investment and foreign currency transactions	130,115	81,680
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(178,666)	99,944
Net Increase/(Decrease) in Net Assets Resulting from Operations	(39,456)	195,882
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(12,398)	(3,418)
Service Shares	(26,049)	(6,389)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	(52,074)
Service Shares	–	(114,512)
Net Decrease from Dividends and Distributions	(38,447)	(176,393)
Capital Share Transactions:
Shares Sold
Institutional Shares	10,534	41,888
Service Shares(1)	43,142	301,398
Service II Shares	N/A	5,171
Redemption Fees
Service II Shares	N/A	9
Reinvested Dividends and Distributions
Institutional Shares	12,398	55,492
Service Shares	26,049	120,901
Shares Repurchased
Institutional Shares	(65,805)	(84,612)
Service Shares	(133,651)	(291,726)
Service II Shares(1)	N/A	(207,795)
Net Decrease from Capital Share Transactions	(107,333)	(59,274)
Net Decrease in Net Assets	(185,236)	(39,785)
Net Assets:
Beginning of period	1,509,445	1,549,230
End of period	$1,324,209	$1,509,445

Undistributed Net Investment Income*	$5,764	$35,116

*	See Note 5 in Notes to Financial Statements.
(1)	Effective April 27, 2012, Service II Shares of the Portfolio were converted to Service Shares. This was accomplished by a tax-free exchange of shares in the amount of 4,581,576 Service II Shares (valued at $194,963,005) for 4,609,055 Service Shares.

See Notes to Financial Statements.

14 | JUNE 30, 2013

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30,	Janus Aspen Overseas Portfolio
2013 (unaudited) and each year ended December 31	2013	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$37.96	$38.15	$57.10	$45.89	$26.49	$65.36
Income from Investment Operations:
Net investment income	0.43	0.98	0.42	0.41	0.43	0.76
Net gain/(loss) on investments (both realized and unrealized)	(1.60)	3.39	(18.65)	11.15	20.22	(30.76)
Total from Investment Operations	(1.17)	4.37	(18.23)	11.56	20.65	(30.00)
Less Distributions:
Dividends (from net investment income)*	(1.07)	(0.27)	(0.23)	(0.35)	(0.21)	(0.63)
Distributions (from capital gains)*	–	(4.29)	(0.49)	–	(1.04)	(8.24)
Total Distributions	(1.07)	(4.56)	(0.72)	(0.35)	(1.25)	(8.87)
Net Asset Value, End of Period	$35.72	$37.96	$38.15	$57.10	$45.89	$26.49
Total Return**	(3.01)%	13.59%	(32.25)%	25.33%	79.15%	(52.04)%
Net Assets, End of Period (in thousands)	$424,425	$492,360	$473,616	$751,518	$716,237	$402,911
Average Net Assets for the Period (in thousands)	$472,837	$490,614	$632,218	$708,368	$554,581	$736,913
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.50%	0.49%	0.65%	0.68%	0.70%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.50%	0.49%	0.65%	0.68%	0.70%	0.69%
Ratio of Net Investment Income to Average Net Assets***	1.42%	1.09%	0.66%	0.47%	0.64%	1.31%
Portfolio Turnover Rate	12%	36%	32%	30%	44%	56%

Service Shares

For a share outstanding during the period ended
June 30, 2013 (unaudited) and each year ended	Janus Aspen Overseas Portfolio
December 31	2013	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$37.03	$37.38	$56.04	$45.08	$26.07	$64.56
Income from Investment Operations:
Net investment income	0.30	0.87	0.27	0.20	0.34	0.68
Net gain/(loss) on investments (both realized and unrealized)	(1.48)	3.31	(18.25)	11.03	19.86	(30.36)
Total from Investment Operations	(1.18)	4.18	(17.98)	11.23	20.20	(29.68)
Less Distributions:
Dividends (from net investment income)*	(1.04)	(0.24)	(0.19)	(0.27)	(0.15)	(0.57)
Distributions (from capital gains)*	–	(4.29)	(0.49)	–	(1.04)	(8.24)
Total Distributions	(1.04)	(4.53)	(0.68)	(0.27)	(1.19)	(8.81)
Net Asset Value, End of Period	$34.81	$37.03	$37.38	$56.04	$45.08	$26.07
Total Return**	(3.14)%	13.30%	(32.41)%	25.02%	78.66%	(52.15)%
Net Assets, End of Period (in thousands)	$899,784	$1,017,085	$896,544	$1,475,804	$1,254,824	$757,331
Average Net Assets for the Period (in thousands)	$993,339	$998,304	$1,232,913	$1,328,827	$1,001,144	$1,251,214
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.75%	0.74%	0.90%	0.93%	0.95%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.74%	0.90%	0.93%	0.95%	0.94%
Ratio of Net Investment Income to Average Net Assets***	1.17%	0.89%	0.41%	0.21%	0.39%	1.10%
Portfolio Turnover Rate	12%	36%	32%	30%	44%	56%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Overseas Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

16 | JUNE 30, 2013

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

Restricted Cash
As of June 30, 2013, Janus Aspen Overseas Portfolio had restricted cash in the amount of $32,274,031. The restricted cash represents collateral received in relation to swap contracts invested in by the Portfolio at June 30, 2013. The restricted cash is held at the Portfolio’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the period ended June 30, 2013.

Transfers Out of
Level 2 to
Portfolio	Level 1

Janus Aspen Overseas Portfolio	$976,920,519

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each

18 | JUNE 30, 2013

derivative instrument that was held by the Portfolio during the period ended June 30, 2013 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices, the rate of inflation, or interest rates. The Portfolio is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap agreements traditionally were privately negotiated and entered into in the OTC market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2013.

Fair Value of Derivative Instruments as of June 30, 2013

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts	Outstanding swap contracts at value	$5,053,222	Outstanding swap contracts at value	$2,451,922
Foreign Exchange Contracts	Forward currency contracts	1,768,692		–

Total		$6,821,914		$2,451,922

20 | JUNE 30, 2013

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2013.

The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2013

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$14,880,029	$–	$–	$14,880,029
Foreign Exchange Contracts	–	–	–	25,851,210	25,851,210

Total	$–	$14,880,029	$–	$25,851,210	$40,731,239

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$(486,412)	$–	$–	$(486,412)
Foreign Exchange Contracts	–	–	–	(6,085,537)	(6,085,537)

Total	$–	$(486,412)	$–	$(6,085,537)	$(6,571,949)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Act is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

sector and on insurance companies that insure against the impact of natural disasters.

China A Shares
The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and investment quota.

Peoples Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in RMB (or Renminbi, which is the sole legal tender issued by the PRC) accounts, foreign exchange accounts, and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the six months ended June 30, 2013, Janus Capital, in its capacity as a QFII, did not transact in China A Shares on behalf of the Portfolio. However, as of June 30, 2013, the Portfolio had allocated investment quota of $1,463,146. The Portfolio is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.

A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities (also known as “A Shares”).

22 | JUNE 30, 2013

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Offsetting Assets and Liabilities
The Portfolio has recently adopted guidance requiring entities to present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Portfolio does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been received by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets

			Net Amounts of
			Assets
		Gross Amounts	Presented
		Offset in the	in the
		Statement of	Statement
	Gross Amounts of	Assets and	of Assets and
Description	Recognized Assets	Liabilities	Liabilities

Forward Currency Contracts	$1,768,692	$–	$1,768,692
Total Return Swaps	5,053,222	–	5,053,222

Total	$6,821,914	$–	$6,821,914

	Net Amounts of
	Assets
	Presented
	in the
	Statement
	of Assets and
Counterparty	Liabilities	Collateral Received	Net Amount

Credit Suisse Securities (USA) LLC	$523,725	$–	$523,725
HSBC Securities (USA), Inc.	468,269	–	468,269
JPMorgan Chase & Co.	716,559	–	716,559
Morgan Stanley & Co. International PLC	5,053,222	–	5,053,222
RBC Capital Markets Corp.	60,139	–	60,139

Total	$6,821,914	$–	$6,821,914

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

Offsetting of Financial Liabilities and Derivative Liabilities

Net Amounts of
Liabilities
		Gross Amounts	Presented
		Offset in the	in the
		Statement of	Statement
	Gross Amounts of	Assets and	of Assets and
Description	Recognized Liabilities	Liabilities	Liabilities

Total Return Swaps	$2,451,922	$–	$2,451,922

Total	$2,451,922	$–	$2,451,922

	Net Amounts of
	Liabilities
	Presented
	in the
	Statement
	of Assets and
Counterparty	Liabilities	Collateral Pledged	Net Amount

Credit Suisse Securities (USA) LLC	$53,854	$7,450,000	$–
Morgan Stanley & Co. International PLC	1,133,406	992,700	140,706
UBS A.G.	1,264,662	8,590,000	–

Total	$2,451,922	$17,032,700	$140,706

The Portfolio does not require the counterparty to post collateral for forward currency contracts; however, the Portfolio will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts. The Portfolio may require the counterparty to pledge collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit collateral with the custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Overseas Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Overseas Portfolio	MSCI All Country World ex-U.S. IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 15 months. When the Portfolio’s performance-based fee structure has been in effect for at least 15 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. Any

24 | JUNE 30, 2013

applicable Performance Adjustment began October 2011 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) to the Institutional Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the period ended June 30, 2013, the Portfolio recorded a Performance Adjustment of $(1,445,390).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and other shareholder relation services for the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2013 on the Statement of Assets and Liabilities as an asset, “Non-

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $147,212 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $16,862 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2013. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Overseas Portfolio	$1,487,874,761	$236,599,653	$(438,062,904)	$(201,463,251)

26 | JUNE 30, 2013

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended December 31, 2012

			Accumulated
	No Expiration		Capital
Portfolio	Short-Term	Long-Term	Losses

Janus Aspen Overseas Portfolio	$–	$(19,352,232)	$(19,352,232)

6.	Capital Share Transactions

For the period ended June 30 (unaudited) and the year ended December 31	Janus Aspen Overseas Portfolio
(all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Institutional Shares
Shares sold	273	1,060
Reinvested dividends and distributions	354	1,715
Shares repurchased	(1,714)	(2,219)
Net Increase/(Decrease) in Portfolio Shares	(1,087)	556
Shares Outstanding, Beginning of Period	12,969	12,413
Shares Outstanding, End of Period	11,882	12,969
Transactions in Portfolio Shares – Service Shares
Shares sold	1,146	2,883
Shares sold – Service II Shares Conversion(1)	N/A	4,609
Reinvested dividends and distributions	763	3,829
Shares repurchased	(3,527)	(7,840)
Net Increase/(Decrease) in Portfolio Shares	(1,618)	3,481
Shares Outstanding, Beginning of Period	27,465	23,984
Shares Outstanding, End of Period	25,847	27,465
Transactions in Portfolio Shares – Service II Shares
Shares sold	N/A	113
Reinvested dividends and distributions	N/A	–
Shares repurchased	N/A	(293)
Shares repurchased – Service II Shares Conversion(1)	N/A	(4,582)
Net Increase/(Decrease) in Portfolio Shares	N/A	(4,762)
Shares Outstanding, Beginning of Period	N/A	4,762
Shares Outstanding, End of Period	N/A	–
(1) Effective April 27, 2012, Service II Shares of the Portfolio were converted to Service Shares.

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Overseas Portfolio	$172,233,068	$309,123,978	$–	$–

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

28 | JUNE 30, 2013

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Aspen Series | 29

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the

30 | JUNE 30, 2013

compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio

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Additional Information (unaudited) (continued)

to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

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Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P. and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares

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Useful Information About Your Portfolio Report (unaudited) (continued)

redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t

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confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

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Notes

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Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0813-42883	109-24-81120 08-13

SEMIANNUAL REPORT

June 30, 2013

Janus Aspen Series

Janus Aspen Perkins Mid Cap Value Portfolio

HIGHLIGHTS

• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Portfolio Snapshot
The Portfolio seeks to invest in what we believe are fundamentally and financially strong mid-sized companies exhibiting favorable risk-reward characteristics. We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe have favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building a diversified portfolio of high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Jeff Kautz co-portfolio manager	Kevin Preloger co-portfolio manager

Performance Overview

During the six months ended June 30, 2013, Janus Aspen Perkins Mid Cap Value Portfolio’s Institutional Shares and Service Shares returned 12.74% and 12.59%, respectively, while its benchmark, the Russell Midcap Value Index, returned 16.10%. Our 8.87% average weighting in cash was our largest detractor from relative performance, followed by our holdings in information technology and materials. Our financial and energy holdings were our top contributors.

Co-Portfolio Manager Added

During the period, Kevin Preloger was added as a co-portfolio manager alongside Tom Perkins and Jeffrey Kautz. Mr. Preloger, who has 16 years of financial industry experience, will also continue to serve as co-portfolio manager of Perkins Large Cap Value Fund. Since joining Perkins in 2002, Mr. Preloger has become an integral part of the Perkins team and demonstrated his skill as an analyst and portfolio manager. As the financial services analyst from 2002-09, he helped the Perkins portfolios navigate difficult markets, including the financial crisis of 2008.

Economic Environment

The strong rally in 2012’s second half extended into the first quarter. U.S. gross domestic product (GDP) was essentially flat as government, business and consumer spending were impacted by year-end government policy uncertainty and inventories were drawn down. Corporate earnings in the fourth quarter were up 6% year over year, but revenues rose only 4%. At year end, Washington came to agreement to push out the debt ceiling debate and tax rate reductions for all but the top brackets were extended; however, payroll taxes increased for all. This clarity on tax policy relieved some of the year-end anxiety.

U.S. stocks continued to climb higher in the second quarter, but they took a volatile path to get there. The Chicago Board of Options Exchange Volatility Index (CBOE VIX Index), a general measure of market volatility, spiked over 40% off its recent lows, which created some opportunities to purchase high-quality companies on sale. As a result, our cash position moved down. Equities generally remain fairly valued, with the S&P 500 Index trading around 14.6 times 2013 earnings estimates. The index’s 6.85% forward earnings yield also remained attractive compared with the 10-year U.S. Treasury note’s 2.49% yield, even after the recent run-up in interest rates. Corporate balance sheets remain on solid footing, which bodes well for future dividend increases and greater merger activity, both factors that we view as supportive of equity prices.

Holdings That Detracted

Goldcorp was our largest individual detractor. Shares of this high-quality, low-cost gold producer declined 32%, as the underlying spot gold price declined 26% during the period. Goldcorp has among the lowest production costs and the best production growth outlook of any major gold miner as four major projects are expected to enter production in the next four years. Goldcorp also has a net debt-free balance sheet, and high-quality assets that are unlikely to need a write-down in value, unlike the actions its competitors have recently taken. With valuations based on tangible book value near multiyear lows, and spot prices below the all-in production costs of higher-cost competitors, we maintain a position.

Staying in materials, Canadian metallurgical coal and copper producer Teck Resources also weighed on performance. The shares were hit by significant oversupply, as the largest metallurgical coal producer, BHP, announced its intention to increase coal production from several new projects, despite deterioration in pricing.

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Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Those supply additions, in combination with increased domestic Chinese metallurgical coal production and a slowing Chinese economy, forced us to re-evaluate our downside and upside cases for the stock. As a result of our lower proprietary reward to risk ratio, we eliminated our position.

Oil and gas exploration and production firm QEP Resources also weighed on performance. The company’s quarterly earnings report confirmed that production growth would be lumpy for the year, as the company ramps up drilling in the Bakken Shale field in North Dakota. Investors were also underwhelmed by the low level of asset sales, which were an indication that there remains a sizable gulf between buyers’ and sellers’ valuation expectations for gas-related assets. We believe that QEP Resources is taking the right steps to unlock value. Its most recent operations update detailed improved well results in the Bakken Shale and it remains on track to spin out a portion of its midstream assets into a master limited partnership. We added to our position.

Holdings That Contributed

Ameriprise Financial and State Street led the strong relative performance of our financial holdings. Ameriprise’s stock rose after the financial planning and wealth management company reported good earnings driven by cost controls. The company also boosted its dividend and continued to buy back stock. We trimmed our position as we felt the stock’s risk/reward profile became less attractive. While Ameriprise’s valuation has risen, we believe the company is well positioned for growth and well capitalized, generates strong free cash flow and has been disciplined in returning capital to shareholders; therefore, it warranted holding a position.

State Street is a trust and custody bank that is “capital light” compared with other banks since it earns most of its revenue from fees rather than its balance sheet. For years, State Street has had issues with “recurring non-recurring” restructuring charges, as well as high priced acquisitions. In 2013, the company appears to have received the message from shareholders, including an activist, that it needs to prioritize returning capital to shareholders rather than overpaying for acquisitions. It performed very well in the U.S. Federal Reserve’s (Fed’s) stress test, and the commitment to share repurchases led to a 26% price gain. We reduced our position as the stock’s risk/reward became less positive.

In industrials, Jacobs Engineering Group was an important contributor. After eight quarters of growing its backlog of business, shares of the company surged as the market began to realize that Jacobs is one of the strongest-positioned engineering and construction firms. With significant net cash on the balance sheet, we think this best-of-breed contractor can return to its mid-teens earnings growth track record. Specifically, with strong positions in upstream Canadian oil and gas, North American chemicals, and global downstream production, the company is especially well positioned to take advantage of continued worldwide growth in nontraditional energy production and consumption. The strength in the stock made its risk/reward profile less positive, so we trimmed our large position.

Market Outlook and Positioning

Despite some confusion over recent Federal Reserve statements concerning its quantitative easing bond buying program, some of the bullish arguments for equity prices still hold: Fed liquidity will continue for the time being with rate hikes not on tap until 2015, equity valuations appear fair, and the U.S. remains the “best house on a bad block” as the world muddles through this anemic growth environment. Conversely, the negative market factors have not gone away and would indicate that caution is still warranted as various issues such as fiscal policy, debt issues, and the promotion of effective growth measures have not been addressed in a serious manner. Given slow economic growth, corporate earnings comparisons could be disappointing. The new near term risk factor is the uncertainty regarding the impact of higher interest rates on a fragile economy.

Marked improvements in housing and employment markets notwithstanding, the truth is that the U.S. economy is far from being in a strong growth mode and still remains extremely susceptible to external shocks. Gross domestic product (GDP) expanded at an annual rate of 1.8% in the first quarter, notably higher than the 0.4% gain from fourth quarter 2012, but well below the 2.4% pace estimated in March. The Fed still expects GDP growth to pick up steam ahead given diminished downside risks for the labor market and economic activity, with a 2.3% to 2.6% forecast range for 2013 and an upgraded outlook to 3.0% to 3.5% in 2014. However, the Fed’s forecasts have been overly optimistic in the past and it remains to be seen if any of the ongoing macroeconomic uncertainties suddenly flare up and shift this positive view. Various threats from across the globe could easily dampen U.S. projections.

In the case of Europe, economic weakness is more and more apparent in the peripheral countries with concern that it has spread to the core. Related issues in Europe are the degree of policy coordination, more levered

2 | JUNE 30, 2013

(unaudited)

balance sheets and political instability. The unknown will be the contagion impact, not only in Europe, but to the U.S. and rest of the world as well.

Concerning China, while the country completed its leadership transition in November, economic growth continues to be a wild card. The government lowered its 2013 growth projections from 8% to 7.5%, though weaker global GDP could make this expansion more difficult to achieve. Dislocations in the economy and possibly in the financial system could be problematic. The world has come to rely on China as a core growth engine, and any slowdown, even marginal, is likely to have reverberations worldwide.

In the Portfolio, our largest weights continue to be in the financial services sector, particularly the regional banks, and we remain underweight in the utilities sector. With stocks appearing fairly valued and an uncertain macroeconomic backdrop we continue to remain cautious on the equity market. However market pullbacks could provide opportunities to take advantage of price dislocations. As an example, in this quarter we added to real estate investment trusts (REITs), as they were unusually weak as the market focused on interest rate increases.

The key to our research-intensive approach is keeping a long-term perspective and remembering that markets tend to revert to the mean. It can be easy for investors to slip into a complacent mentality during highly volatile momentum markets, when all stocks seem to keep rising. When markets turn, however, the importance of carefully researched quality can quickly become apparent.

Our risk-disciplined investment methodology focuses on identifying attractively priced companies with healthy balance sheets and solid recurring free cash flows that are competitively positioned for long-term success. These types of high-quality firms have historically helped us limit downside portfolio exposure in weak periods, while participating in market rallies. This bias toward quality extends beyond a simply defensive measure. Our research has shown high-quality stocks have delivered higher risk-adjusted return potential over the long term as well.

Looking ahead, we believe our Portfolio is well positioned to navigate the current market climate, in terms of both risk exposure and long-term upside potential. Our investment team spends a significant amount of time carefully researching each and every stock, and we remain confident that this focus on finding investment value while mitigating absolute risk exposure will serve our clients well, especially if markets experience heightened volatility.

Thank you for your investment in Janus Aspen Perkins Mid Cap Value Portfolio.

Janus Aspen Series | 3

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Janus Aspen Perkins Mid Cap Value Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Ameriprise Financial, Inc.	0.42%
Jacobs Engineering Group, Inc.	0.41%
State Street Corp.	0.40%
Thermo Fisher Scientific, Inc.	0.37%
Aetna, Inc.	0.35%

5 Bottom Performers – Holdings

Contribution

Goldcorp, Inc. (U.S. Shares)	–0.34%
Teck Resources, Ltd. – Class B	–0.32%
QEP Resources, Inc.	–0.10%
Garmin, Ltd.	–0.08%
ADT Corp.	–0.07%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Financials	0.56%	29.50%	30.57%
Energy	0.44%	9.11%	9.09%
Health Care	0.07%	12.91%	7.19%
Utilities	–0.03%	3.10%	10.06%
Industrials	–0.06%	13.25%	11.29%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Other**	–1.78%	8.87%	0.00%
Information Technology	–1.03%	8.96%	10.25%
Materials	–0.32%	2.58%	5.85%
Consumer Discretionary	–0.26%	7.03%	9.52%
Consumer Staples	–0.20%	2.65%	4.81%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | JUNE 30, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2013

Marsh & McLennan Cos., Inc. Insurance Brokers	2.0%
Republic Services, Inc. Non-Hazardous Waste Disposal	1.8%
PPL Corp. Electric – Integrated	1.8%
Laboratory Corp. of America Holdings Medical Labs and Testing Services	1.7%
CIT Group, Inc. Commercial Banks	1.6%

8.9%

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2013

As of December 31, 2012

Janus Aspen Series | 5

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013						Expense Ratios – per the May 1, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception	Operating Expenses

Janus Aspen Perkins Mid Cap Value Portfolio – Institutional Shares	12.74%	20.45%	7.29%	10.57%	11.37%#	0.58%

Janus Aspen Perkins Mid Cap Value Portfolio – Service Shares	12.59%	20.19%	6.94%	10.20%	10.72%*	0.83%

Russell Midcap® Value Index	16.10%	27.65%	8.87%	10.92%	11.68%**

Morningstar Quartile – Service Shares	–	4th	3rd	2nd	2nd

Morningstar Ranking – Service Shares based on total returns for Mid-Cap Value Funds	–	394/435	227/378	101/280	125/280

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

See important disclosures on the next page.

6 | JUNE 30, 2013

(unaudited)

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s prospectuses or Statement of Additional Information for more details.

The Portfolio’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries, and potential conflicts of interest with a Janus “fund of funds.” Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see the Portfolio’s prospectuses or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

Effective April 1, 2013, Tom Perkins, Jeff Kautz and Kevin Preloger are Co-Portfolio Managers of the Portfolio.

#	Institutional Shares inception date – May 1, 2003
*	Service Shares inception date – December 31, 2002
**	The Russell Midcap® Value Index’s since inception returns are calculated from December 31, 2002.

Janus Aspen Series | 7

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Institutional Shares	$1,000.00	$1,127.40	$3.01	$1,000.00	$1,021.97	$2.86	0.57%

Service Shares	$1,000.00	$1,125.90	$4.32	$1,000.00	$1,020.73	$4.11	0.82%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

8 | JUNE 30, 2013

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2013

Shares or Principal Amount		Value

Common Stock – 91.9%
Aerospace and Defense – 1.8%
19,800	General Dynamics Corp.	$1,550,934
15,000	Rockwell Collins, Inc.	951,150
		2,502,084
Agricultural Chemicals – 0.5%
13,200	Mosaic Co.	710,292
Apparel Manufacturers – 0.7%
5,000	VF Corp.	965,300
Applications Software – 1.0%
29,600	Check Point Software Technologies, Ltd.*	1,470,528
Automotive – Truck Parts and Equipment – Original – 1.7%
23,300	Johnson Controls, Inc.	833,907
12,100	Lear Corp.	731,566
12,700	TRW Automotive Holdings Corp.*	843,788
		2,409,261
Beverages – Non-Alcoholic – 0.9%
27,500	Dr. Pepper Snapple Group, Inc.	1,263,075
Brewery – 1.1%
31,700	Molson Coors Brewing Co. – Class B	1,517,162
Cellular Telecommunications – 1.3%
65,000	Vodafone Group PLC (ADR)	1,868,100
Commercial Banks – 6.0%
26,200	Bank of Hawaii Corp.	1,318,384
49,100	CIT Group, Inc.*	2,289,533
27,897	Cullen / Frost Bankers, Inc.	1,862,683
36,500	First Republic Bank	1,404,520
98,844	Fulton Financial Corp.	1,134,729
16,200	Zions Bancorp	467,856
		8,477,705
Commercial Services – Finance – 1.3%
14,700	Global Payments, Inc.	680,904
67,700	Western Union Co.	1,158,347
		1,839,251
Computer Aided Design – 0.7%
28,200	Autodesk, Inc.*	957,108
Computers – Integrated Systems – 1.3%
31,400	Diebold, Inc.	1,057,866
16,600	MICROS Systems, Inc.*	716,290
		1,774,156
Dental Supplies and Equipment – 1.0%
37,900	Patterson Cos., Inc.	1,425,040
Electric – Integrated – 2.8%
1,752	Alliant Energy Corp.	88,336
8,400	Entergy Corp.	585,312
24,500	Exelon Corp.	756,560
81,700	PPL Corp.	2,472,242
		3,902,450
Electronic Components – Miscellaneous – 0.3%
12,000	Garmin, Ltd.	433,920
Electronic Components – Semiconductors – 0.8%
35,000	Altera Corp.	1,154,650
Electronic Design Automation – 0.8%
32,400	Synopsys, Inc.*	1,158,300
Electronic Measuring Instruments – 0.5%
15,800	Agilent Technologies, Inc.	675,608
Electronic Security Devices – 1.1%
44,900	Tyco International, Ltd. (U.S. Shares)	1,479,455
Engineering – Research and Development Services – 1.6%
19,700	Jacobs Engineering Group, Inc.*	1,086,061
36,600	KBR, Inc.	1,189,500
		2,275,561
Enterprise Software/Services – 0.7%
31,800	CA, Inc.	910,434
Fiduciary Banks – 0.8%
17,000	State Street Corp.	1,108,570
Finance – Credit Card – 1.5%
45,400	Discover Financial Services	2,162,856
Finance – Investment Bankers/Brokers – 1.2%
39,100	Raymond James Financial, Inc.	1,680,518
Finance – Other Services – 0.7%
5,500	IntercontinentalExchange, Inc.*	977,680
Food – Miscellaneous/Diversified – 0.5%
18,600	Unilever PLC (ADR)	752,370
Food – Retail – 0.7%
27,200	Kroger Co.	939,488
Food – Wholesale/Distribution – 0.6%
24,800	Sysco Corp.	847,168
Gas – Transportation – 0.5%
16,500	AGL Resources, Inc.	707,190
Gold Mining – 0.6%
36,300	Goldcorp, Inc. (U.S. Shares)	897,699
Human Resources – 1.1%
45,400	Robert Half International, Inc.	1,508,642
Instruments – Scientific – 1.5%
18,400	PerkinElmer, Inc.	598,000
18,500	Thermo Fisher Scientific, Inc.	1,565,655
		2,163,655
Insurance Brokers – 2.0%
69,900	Marsh & McLennan Cos., Inc.	2,790,408
Internet Security – 0.5%
32,000	Symantec Corp.	719,040
Investment Management and Advisory Services – 1.4%
12,500	Ameriprise Financial, Inc.	1,011,000
30,900	Invesco, Ltd.	982,620
		1,993,620
Life and Health Insurance – 1.4%
30,400	Torchmark Corp.	1,980,256
Machine Tools and Related Products – 0.5%
17,300	Kennametal, Inc.	671,759
Machinery – Farm – 0.7%
11,700	Deere & Co.	950,625
Machinery – General Industrial – 1.1%
52,300	Babcock & Wilcox Co.	1,570,569
Medical – Biomedical and Genetic – 0.7%
23,424	Charles River Laboratories International, Inc.*	961,087

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2013

Shares or Principal Amount		Value

Medical – Generic Drugs – 1.1%
40,200	Teva Pharmaceutical Industries, Ltd. (ADR)	$1,575,840
Medical – HMO – 1.6%
21,900	Aetna, Inc.	1,391,526
10,300	Health Net, Inc.*	327,746
6,800	WellPoint, Inc.	556,512
		2,275,784
Medical – Wholesale Drug Distributors – 1.1%
13,000	McKesson Corp.	1,488,500
Medical Labs and Testing Services – 2.7%
24,200	Laboratory Corp. of America Holdings*	2,422,420
22,700	Quest Diagnostics, Inc.	1,376,301
		3,798,721
Medical Products – 3.0%
24,000	Hill-Rom Holdings, Inc.	808,320
22,100	Stryker Corp.	1,429,428
10,500	Varian Medical Systems, Inc.*	708,225
16,800	Zimmer Holdings, Inc.	1,258,992
		4,204,965
Medical Sterilization Products – 0.5%
16,200	STERIS Corp.	694,656
Multi-Line Insurance – 1.1%
31,900	Allstate Corp.	1,535,028
Networking Products – 0.4%
52,300	Polycom, Inc.*	551,242
Non-Hazardous Waste Disposal – 1.8%
74,400	Republic Services, Inc.	2,525,136
Oil and Gas Drilling – 0.8%
19,800	Ensco PLC – Class A	1,150,776
Oil Companies – Exploration and Production – 3.4%
10,700	Anadarko Petroleum Corp.	919,451
1	Lone Pine Resources, Inc.*	0
24,536	Noble Energy, Inc.	1,473,142
44,100	QEP Resources, Inc.	1,225,098
24,400	Whiting Petroleum Corp.*	1,124,596
		4,742,287
Oil Companies – Integrated – 0.6%
12,800	Hess Corp.	851,072
Oil Field Machinery and Equipment – 0.8%
16,700	National Oilwell Varco, Inc.	1,150,630
Pipelines – 1.1%
28,500	Plains All American Pipeline L.P.	1,590,585
Property and Casualty Insurance – 0.5%
8,800	Travelers Cos., Inc.	703,296
Reinsurance – 1.6%
7,700	Everest Re Group, Ltd.	987,602
18,600	Reinsurance Group of America, Inc.	1,285,446
		2,273,048
REIT – Apartments – 2.3%
27,121	American Campus Communities, Inc.	1,102,740
11,000	AvalonBay Communities, Inc.	1,484,010
3,142	Home Properties, Inc.	205,392
6,200	Mid-America Apartment Communities, Inc.	420,174
		3,212,316
REIT – Diversified – 2.0%
15,060	Potlatch Corp.	609,026
13,200	Rayonier, Inc.	731,148
49,730	Weyerhaeuser Co.	1,416,808
		2,756,982
REIT – Health Care – 0.7%
21,500	HCP, Inc.	976,960
REIT – Hotels – 0.7%
102,200	DiamondRock Hospitality Co.	952,504
REIT – Mortgage – 1.5%
26,900	Redwood Trust, Inc.	457,300
156,700	Two Harbors Investment Corp.	1,606,175
		2,063,475
REIT – Multi-Housing – 0.7%
12,800	Equity Lifestyle Properties, Inc.	1,005,952
REIT – Office Property – 1.3%
12,500	Alexandria Real Estate Equities, Inc.	821,500
9,000	Boston Properties, Inc.	949,230
		1,770,730
REIT – Regional Malls – 0.6%
10,800	Taubman Centers, Inc.	811,620
REIT – Storage – 0.5%
4,985	Public Storage	764,350
Retail – Apparel and Shoe – 0.4%
16,600	Men’s Wearhouse, Inc.	628,310
Retail – Major Department Stores – 0.9%
21,800	Nordstrom, Inc.	1,306,692
Retail – Pet Food and Supplies – 1.1%
22,400	PetSmart, Inc.	1,500,576
Retail – Regional Department Stores – 0.9%
16,500	Kohl’s Corp.	833,415
10,100	Macy’s, Inc.	484,800
		1,318,215
Savings/Loan/Thrifts – 0.7%
52,717	Washington Federal, Inc.	995,297
Security Services – 0.9%
31,800	ADT Corp.	1,267,230
Semiconductor Components/Integrated Circuits – 1.3%
34,900	Analog Devices, Inc.	1,572,594
4,400	QUALCOMM, Inc.	268,752
		1,841,346
Semiconductor Equipment – 0.3%
26,900	Applied Materials, Inc.	401,079
Super-Regional Banks – 2.4%
18,700	Comerica, Inc.	744,821
81,100	Fifth Third Bancorp	1,463,855
37,500	SunTrust Banks, Inc.	1,183,875
		3,392,551
Telephone – Integrated – 0.6%
23,000	CenturyLink, Inc.	813,050
Tools – Hand Held – 1.0%
17,900	Stanley Black & Decker, Inc.	1,383,670

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2013

Schedule of Investments (unaudited)

As of June 30, 2013

Shares or Principal Amount		Value

Transportation – Marine – 1.3%
18,200	Kirby Corp.*	$1,447,628
7,700	Tidewater, Inc.	438,669
		1,886,297
Transportation – Railroad – 1.8%
10,300	Canadian Pacific Railway, Ltd. (U.S. Shares)	1,250,214
5,200	Kansas City Southern	550,992
9,300	Norfolk Southern Corp.	675,645
		2,476,851

Total Common Stock (cost $106,679,254)		129,190,259

Repurchase Agreement – 8.6%
$12,100,000	ING Financial Markets LLC, 0.0100%, dated 6/28/13, maturing 7/1/13 to be repurchased at $12,100,010 collateralized by $977,012 in a U.S. Government Agency 4.0000%, 2/20/40 and $9,723,167 in U.S. Treasuries 0.2500%-8.8750%, 2/28/15-2/15/19 with respective values of $1,040,651 and $11,301,455 (cost $12,100,000)	12,100,000

Total Investments (total cost $118,779,254) – 100.5%		141,290,259

Liabilities, net of Cash, Receivables and Other Assets– (0.5)%		(655,474)

Net Assets – 100%		$140,634,785

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$2,147,913	1.5%
Israel	3,046,368	2.2%
United Kingdom	2,620,470	1.8%
United States††	133,475,508	94.5%

Total	$141,290,259	100.0%

††	Includes Cash Equivalents of 8.6%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 11

Notes to Schedule of Investments and Other Information (unaudited)

CBOE VIX Index	The Chicago Board of Options Exchange (CBOE) Volatility Index (“VIX”) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options and is a widely used measure of market risk and is often referred to as the “investor fear” gauge.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

L.P.	Limited Partnership

LLC	Limited Liability Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Perkins Mid Cap Value Portfolio
Common Stock
Cellular Telecommunications	$–	$1,868,100	$–
Food – Miscellaneous/Diversified	–	752,370	–
Medical – Generic Drugs	–	1,575,840	–
All Other	124,993,949	–	–

Repurchase Agreement	–	12,100,000	–

Total Investments in Securities	$124,993,949	$16,296,310	$–

12 | JUNE 30, 2013

Statement of Assets and Liabilities

Janus Aspen
Perkins
Mid Cap
As of June 30, 2013 (unaudited)	Value
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost(1)	$118,779
Investments at value	$129,190
Repurchase agreements	12,100
Cash	59
Receivables:
Investments sold	1,344
Portfolio shares sold	88
Dividends	288
Interest	–
Non-interested Trustees’ deferred compensation	2
Other assets	1
Total Assets	143,072
Liabilities:
Payables:
Investments purchased	1,811
Portfolio shares repurchased	508
Advisory fees	58
Fund administration fees	2
Internal servicing cost	–
Distribution fees and shareholder servicing fees	20
Non-interested Trustees’ fees and expenses	2
Non-interested Trustees’ deferred compensation fees	2
Accrued expenses and other payables	34
Total Liabilities	2,437
Net Assets	$140,635
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$110,831
Undistributed net investment income*	576
Undistributed net realized gain from investment and foreign currency transactions*	6,717
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	22,511
Total Net Assets	$140,635
Net Assets - Institutional Shares	$44,233
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,553
Net Asset Value Per Share	$17.33
Net Assets - Service Shares	$96,402
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,655
Net Asset Value Per Share	$17.05

*	See Note 4 in Notes to Financial Statements.
(1)	Includes cost of repurchase agreement of $12,100,000.

See Notes to Financial Statements.

Janus Aspen Series | 13

Statement of Operations

Janus Aspen
Perkins
Mid Cap
For the period ended June 30, 2013 (unaudited)	Value
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$6
Dividends	1,333
Foreign tax withheld	(9)
Total Investment Income	1,330
Expenses:
Advisory fees	349
Internal servicing expense - Institutional Shares	–
Internal servicing expense - Service Shares	1
Shareholder reports expense	–
Transfer agent fees and expenses	1
Registration fees	10
Custodian fees	7
Professional fees	9
Non-interested Trustees’ fees and expenses	4
Fund administration fees	7
Distribution fees and shareholder servicing fees - Service Shares	118
Other expenses	4
Total Expenses	510
Net Expenses after Waivers and Expense Offsets	510
Net Investment Income	820
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	7,229
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	8,097
Net Gain on Investments	15,326
Net Increase in Net Assets Resulting from Operations	$16,146

See Notes to Financial Statements.

14 | JUNE 30, 2013

Statements of Changes in Net Assets

	Janus Aspen
	Perkins Mid Cap Value
For the period ended June 30 (unaudited) and the year ended December 31	Portfolio
(all numbers in thousands)	2013	2012

Operations:
Net investment income	$820	$1,654
Net realized gain from investment and foreign currency transactions	7,229	3,668
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	8,097	7,445
Net Increase in Net Assets Resulting from Operations	16,146	12,767
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(358)	(398)
Service Shares	(705)	(714)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(874)	(2,582)
Service Shares	(1,912)	(5,254)
Net Decrease from Dividends and Distributions	(3,849)	(8,948)
Capital Share Transactions:
Shares Sold
Institutional Shares	8,487	11,385
Service Shares	11,133	17,006
Reinvested Dividends and Distributions
Institutional Shares	1,231	2,980
Service Shares	2,617	5,968
Shares Repurchased
Institutional Shares	(11,239)	(15,070)
Service Shares	(12,551)	(17,618)
Net Increase/(Decrease) from Capital Share Transactions	(322)	4,651
Net Increase in Net Assets	11,975	8,470
Net Assets:
Beginning of period	128,660	120,190
End of period	$140,635	$128,660

Undistributed Net Investment Income*	$576	$819

*	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 15

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30, 2013	Janus Aspen Perkins Mid Cap Value Portfolio
(unaudited) and each year ended December 31	2013	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$15.81	$15.37	$15.91	$13.85	$10.71	$16.77
Income from Investment Operations:
Net investment income	0.13	0.24	0.16	0.13	0.05	0.07
Net gain/(loss) on investments (both realized and unrealized)	1.88	1.37	(0.58)	2.03	3.48	(4.27)
Total from Investment Operations	2.01	1.61	(0.42)	2.16	3.53	(4.20)
Less Distributions and Other:
Dividends (from net investment income)*	(0.14)	(0.15)	(0.12)	(0.10)	(0.07)	(0.08)
Distributions (from capital gains)*	(0.35)	(1.02)	–	–	(0.31)	(1.78)
Return of capital	N/A	N/A	N/A	N/A	(0.01)	N/A
Total Distributions and Other	(0.49)	(1.17)	(0.12)	(0.10)	(0.39)	(1.86)
Net Asset Value, End of Period	$17.33	$15.81	$15.37	$15.91	$13.85	$10.71
Total Return**	12.74%	11.14%	(2.64)%	15.66%	33.69%	(27.68)%(1)
Net Assets, End of Period (in thousands)	$44,233	$41,829	$41,295	$38,892	$31,424	$14,221
Average Net Assets for the Period (in thousands)	$44,205	$41,170	$42,054	$35,949	$20,308	$13,956
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.57%	0.58%	0.83%	0.92%	0.95%	1.30%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.57%	0.58%	0.83%	0.92%	0.95%	1.24%
Ratio of Net Investment Income to Average Net Assets***	1.37%	1.51%	0.97%	0.99%	0.93%	0.97%
Portfolio Turnover Rate	41%	49%	52%	65%	77%	100%

Service Shares

For a share outstanding during the period ended June 30, 2013	Janus Aspen Perkins Mid Cap Value Portfolio
(unaudited) and each year ended December 31	2013	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Period	$15.57	$15.18	$15.74	$13.72	$10.63	$16.67
Income from Investment Operations:
Net investment income	0.09	0.19	0.11	0.08	0.04	0.06
Net gain/(loss) on investments (both realized and unrealized)	1.87	1.35	(0.58)	2.01	3.41	(4.26)
Total from Investment Operations	1.96	1.54	(0.47)	2.09	3.45	(4.20)
Less Distributions and Other:
Dividends (from net investment income)*	(0.13)	(0.13)	(0.09)	(0.07)	(0.04)	(0.06)
Distributions (from capital gains)*	(0.35)	(1.02)	–	–	(0.31)	(1.78)
Return of capital	N/A	N/A	N/A	N/A	(0.01)	N/A
Total Distributions and Other	(0.48)	(1.15)	(0.09)	(0.07)	(0.36)	(1.84)
Net Asset Value, End of Period	$17.05	$15.57	$15.18	$15.74	$13.72	$10.63
Total Return**	12.59%	10.79%	(2.98)%	15.28%	33.14%	(27.88)%(1)
Net Assets, End of Period (in thousands)	$96,402	$86,831	$78,895	$82,754	$77,766	$56,505
Average Net Assets for the Period (in thousands)	$94,885	$84,211	$83,879	$76,667	$64,356	$58,398
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.82%	0.86%	1.19%	1.27%	1.38%	1.64%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.82%	0.86%	1.19%	1.27%	1.38%	1.59%
Ratio of Net Investment Income to Average Net Assets***	1.11%	1.22%	0.63%	0.61%	0.53%	0.59%
Portfolio Turnover Rate	41%	49%	52%	65%	77%	100%

*	See Note 4 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Impact on performance due to reimbursement from subadviser was 1.74% and 1.75% for Institutional Shares and Service Shares, respectively.

See Notes to Financial Statements.

16 | JUNE 30, 2013

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Perkins Mid Cap Value Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf

Janus Aspen Series | 17

Notes to Financial Statements (unaudited) (continued)

and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited,

18 | JUNE 30, 2013

assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.

A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Offsetting Assets and Liabilities
The Portfolio has recently adopted guidance requiring entities to present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities. All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Portfolio, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Portfolio may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Portfolio does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

20 | JUNE 30, 2013

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been received by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets

Net Amounts of
Assets
		Gross Amounts	Presented
		Offset in the	in the
		Statement of	Statement
	Gross Amounts of	Assets and	of Assets and
Description	Recognized Assets	Liabilities	Liabilities

Repurchase Agreement	$12,100,000	$–	$12,100,000

Total	$12,100,000	$–	$12,100,000

	Net Amounts of
	Assets
	Presented
	in the
	Statement
	of Assets and
Counterparty	Liabilities	Collateral Pledged	Net Amount

ING Financial Markets LLC	$12,100,000	$12,342,106	$–

Total	$12,100,000	$12,342,106	$–

The Portfolio does not require the counterparty to post collateral for forward currency contracts; however, the Portfolio will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts. The Portfolio may require the counterparty to pledge collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit collateral with the custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Perkins Mid Cap Value Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Perkins Mid Cap Value Portfolio	Russell Midcap® Value Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The Performance Adjustment is based on a rolling 36-month performance measurement period. Any applicable Performance Adjustment began February 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The application of an expense limit, if any, will have a positive effect upon the Portfolio’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) to the Institutional Shares.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the period ended June 30, 2013, the Portfolio recorded a Performance Adjustment of $(92,279).

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustment of management fees, the distribution and shareholder servicing fees (applicable to Service Shares), administrative service fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2014. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Expense
Portfolio	Limit (%)

Janus Aspen Perkins Mid Cap Value Portfolio	0.86

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Portfolio. Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Portfolio to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital).

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. Janus Capital owns approximately 78% of Perkins. Perkins has the option to require Janus Capital to purchase all or part of its remaining ownership interests following certain anniversary dates. On February 1, 2013, Perkins exercised its rights to put 98% of its interests to Janus Capital. The transaction is expected to close in August 2013.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and other shareholder relation services for the Portfolio. Janus Services is not compensated for its

22 | JUNE 30, 2013

services related to the Shares, except for out-of-pocket costs.

Effective May 1, 2012, Service Shares of the Portfolio no longer pay Janus Services an administrative services fee. Prior to May 1, 2012, the Portfolio paid Janus Services an administrative services fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of the Portfolio for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to retirement or pension plan participants, variable contract owners, or other underlying investors investing through institutional channels.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $147,212 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $16,862 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2013. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the transfer agent to produce income if it had not entered into an expense offset arrangement.

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Perkins Mid Cap Value Portfolio	$119,020,133	$23,255,957	$(985,831)	$22,270,126

5.	Capital Share Transactions

For the period ended June 30 (unaudited)	Janus Aspen Perkins Mid
and the year ended December 31	Cap Value Portfolio
(all numbers in thousands)	2013	2012

Transactions in Portfolio Shares – Institutional Shares
Shares sold	490	708
Reinvested dividends and distributions	72	204
Shares repurchased	(655)	(952)
Net Increase/(Decrease) in Portfolio Shares	(93)	(40)
Shares Outstanding, Beginning of Period	2,646	2,686
Shares Outstanding, End of Period	2,553	2,646
Transactions in Portfolio Shares – Service Shares
Shares sold	656	1,090
Reinvested dividends and distributions	155	415
Shares repurchased	(734)	(1,125)
Net Increase/(Decrease) in Portfolio Shares	77	380
Shares Outstanding, Beginning of Period	5,578	5,198
Shares Outstanding, End of Period	5,655	5,578

6.	Purchases and Sales of Investment Securities

For the period ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Perkins Mid Cap Value Portfolio	$54,119,893	$50,055,208	$–	$–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Aspen Series | 25

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the

26 | JUNE 30, 2013

compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio

Janus Aspen Series | 27

Additional Information (unaudited) (continued)

to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

28 | JUNE 30, 2013

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P. and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares

Janus Aspen Series | 29

Useful Information About Your Portfolio Report (unaudited) (continued)

redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t

30 | JUNE 30, 2013

confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

32 | JUNE 30, 2013

Notes

Janus Aspen Series | 33

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0813-42882	109-24-81122 08-13

SEMIANNUAL REPORT

June 30, 2013

Janus Aspen Series

Janus Aspen Protected Series – Growth

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

            Janus Aspen Series

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Aspen Protected Series - Growth (unaudited)

Portfolio Snapshot
Janus Aspen Protected Series-Growth allows investors to participate in the stock market and the growth it potentially offers while seeking to cap downside losses at up to 20%. The Portfolio provides investors wary of future market declines a way to invest that is intended to reduce the impact of significant market swings on their portfolio. The Portfolio features a protection component, defined as follows: capital protection set at 80% of the highest NAV achieved by the Portfolio (reduced for dividends, distributions, any extraordinary expenses and certain extraordinary items).
Jonathan Coleman portfolio manager

Performance Review

Janus Aspen Protected Series – Growth Institutional Shares and Service Shares returned 6.64% and 6.57%, respectively, for the six-month period ended June 30, 2013. The Portfolio’s primary benchmark, the Russell 1000® Growth Index, returned 11.80% during the period. Its secondary benchmark, the Protected Series – Growth Blended Index, returned 6.99% during the period.

Investment Environment

U.S. equity markets posted strong results to kick off 2013, continuing the accelerated climb experienced at the end of last year. The market rise was fueled by increasing optimism that the global economic outlook is improving. That optimism has lifted stocks, but especially those that are more economically exposed. However, equity markets fell in the month of June after the Federal Reserve (Fed) suggested it might start to wind down its easy monetary policy if the U.S. economy continues to show signs of improvement.

Performance Discussion

As volatility increased in June, we decreased our exposure to equities. We entered the six-month period at 99.25% exposure to equities and ended at 97.41% exposure, with the protection component comprising the rest of the Portfolio.

The protection component can be comprised of cash and cash equivalents, U.S. Treasuries, short index futures and other instruments designed to reduce equity market exposure. Depending on the market environment, the Portfolio can be invested in any variation in either component. In rising markets, we expect there to be more assets in the equity component as compared with falling markets, during which we expect to have more allocated to the protection component. The protection feature, however, affects the Portfolio’s ability to respond to changing equity market conditions and the Portfolio’s ability to capture certain market gains.

During the course of the period, the average allocation to the protection component was approximately 1.19%. In declining markets, we expect the protection component to contribute to performance. In rising markets, we expect the protection component to detract from relative performance. As markets rose during the six-month period, our allocation to the protection component played a role in our underperformance during the period.

In addition to the protection component allocation, the Portfolio has a protection feature that is designed to minimize and ultimately cap any losses at a maximum of 20%. As the Net Asset Value (“NAV”) of the Portfolio rises to new levels, the Protected NAV (“PNAV”) also rises. Over time, this could lead to a situation where an investor could potentially limit losses. We feel this is an attractive feature, providing investors with a level of downside protection, given the significant uncertainty evident in the global economy and markets.

In the equity component of our Portfolio, we emphasize companies with sustainable, long-term growth drivers. We focus on companies with clear, definable growth stories such as a high barrier to entry, a winning management team with a clear vision for the future, stable and recurring revenue streams, or a definable edge in an attractive industry with high growth potential. These competitive advantages should allow the companies to grow regardless of the economy. This period, the performance of the equity component also played a part in our lagging the benchmark. However, we continue to have high conviction in the companies that were leading detractors from our performance.

Apple was our largest detractor during the period. While Apple is a large position in the Portfolio, it is only a slight

Janus Aspen Series | 1

Janus Aspen Protected Series - Growth (unaudited)

overweight when compared with the stock’s position in our primary and secondary benchmarks. We believe Apple has gone through a transition this year. The company went through a several-year period of high compounded profit growth. Now, profit expectations that are implied in the stock’s valuation are more than reasonable, in our opinion, and we believe a fair number of new products will drive growth in the coming quarters. We continue to think Apple has a very sticky customer base of high-end consumers. Once consumers are introduced to the Apple brand, they get more deeply entrenched in Apple’s ecosystem of products, and tend to spend more on Apple products. We think the strength of Apple’s ecosystem is still in place, as household spending on Apple products is still trending up.

VMware was another company that negatively impacted the Portfolio’s performance. In our view, the stock has fallen due to a weak enterprise IT spending environment. While IT spending remains suppressed, we still like VMware’s competitive positioning in the markets it serves, and believe the growth drivers for the company remain intact. We believe VMware is one of the best-positioned vendors in enterprise information technology based on the trend toward data center virtualization and away from hardware. Our fundamental research and survey data continue to point to strong demand for the company’s products.

FANUC was another large detractor. The stock fell after the company gave disappointing guidance for factory automation orders during the first quarter. The weak guidance for the near term does not change the positive outlook we have for the company over the long term. Over a multiyear time horizon, we believe demand for factory automation equipment will increase, especially in Asian countries where wages are rising sharply. Further, we think the competitive landscape is favorable for FANUC, and believe it is unlikely a competitor can make inroads competing against them. The resurgence of the U.S. economy could be a tailwind for FANUC, given the propensity of many U.S. companies to use automated equipment.

While those companies weighed on the Portfolio’s performance during the period, we were pleased with the results of a number of our companies. Two highly specialized pharmaceutical companies, Celgene and Gilead, were among our top performers. We believe our research team has done a tremendous job of understanding the potential of the drugs in both companies’ pipelines as these drugs go through the development process. The market is now beginning to appreciate what some of these drugs mean to the companies’ revenue streams. Gilead’s new single-pill HIV treatment offers patients a simpler drug regimen than some other competing HIV drugs. The Gilead treatment is also potentially more tolerable than other single-pill competitors. Gilead’s new treatment also allows the company the potential to capture a greater share of revenue for HIV treatment than its previous drug, which was used in combination with treatments from other companies. We think Gilead has also emerged as one of the leaders in a new wave of hepatitis C treatments. We continue to like the potential of this drug to treat a large addressable market of people suffering from hepatitis C. Meanwhile, Celgene’s stock has appreciated in recent months as management has explained to the market that multiyear growth will be driven by four different drug franchises, and that Celgene is much more than a one-product company.

Outside of the health care sector, CBS Corp. was another large contributor to performance this period. We think CBS is one of a handful of companies that can continually launch and market hit television content. The value of this content continues to rise as its reach widens across new viewing platforms and spreads internationally. CBS Corp. has also made several moves that we believe create value for shareholders. The company has been buying back shares, and recently announced it would spin out its business concentrating on billboard advertising. The potential spin out means a lower percentage of CBS’ revenue will come from advertising, making the business mix less cyclical in nature, and more focused on entertainment content.

Derivatives

This Portfolio invests in derivatives, primarily options to periodically hedge market risk. The purpose of the option strategy is an attempt to reduce the risk in the Portfolio. The Portfolio may also utilize options or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index. Such investments would be used to comply with the risk allocation methodology under the Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. During the period, this strategy detracted from relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Portfolio.

2 | JUNE 30, 2013

(unaudited)

Outlook

We believe the U.S. economy is continuing to improve. Cheap natural gas and oil are creating a U.S. manufacturing renaissance. A stronger housing market is boosting a number of industries, and consumer spending has been surprisingly resilient over the past year. But much of the positive economic news has been factored into stock valuations. Many equity indices have hit all-time highs and after such a strong climb, valuations for a number of companies more fully reflect their growth potential, in our view. When the risk/reward profile of stocks is more balanced, however, it makes good stock selection more important. Even though many stocks are more fully valued, our analysts continue to find several new and exciting growth opportunities and we will use market volatility in the coming months to add those positions to the Portfolio.

Thank you for your investment in Janus Aspen Protected Series – Growth.

Janus Aspen Series | 3

Janus Aspen Protected Series - Growth (unaudited)

Janus Aspen Protected Series - Growth At A Glance

5 Top Performers – Holdings

Contribution

Gilead Sciences, Inc.	0.75%
Celgene Corp.	0.64%
Vertex Pharmaceuticals, Inc.	0.59%
CBS Corp. – Class B	0.52%
Precision Castparts Corp.	0.50%

5 Bottom Performers – Holdings

Contribution

Apple, Inc.	–2.07%
VMware, Inc. – Class A	–0.33%
S&P 500® E-mini – expired March 2013	–0.30%
FANUC Corp.	–0.29%
Oracle Corp.	–0.17%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Health Care	0.81%	14.23%	12.74%
Utilities	0.01%	–0.02%	0.20%
Financials	–0.09%	2.58%	4.84%
Energy	–0.14%	5.61%	4.15%
Telecommunication Services	–0.19%	0.92%	2.30%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Information Technology	–0.90%	29.31%	29.16%
Protection Component**	–0.77%	2.62%	0.00%
Consumer Staples	–0.75%	11.07%	12.78%
Consumer Discretionary	–0.51%	17.96%	16.98%
Industrials	–0.46%	12.52%	12.91%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | JUNE 30, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2013

Apple, Inc. Computers	5.7%
Google, Inc. – Class A Web Portals/Internet Service Providers	4.4%
Precision Castparts Corp. Metal Processors and Fabricators	2.7%
Limited Brands, Inc. Retail – Apparel and Shoe	2.7%
Gilead Sciences, Inc. Medical – Biomedical and Genetic	2.3%

17.8%

Asset Allocation – (% of Net Assets)
As of June 30, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2013

As of December 31, 2012

Janus Aspen Series | 5

Janus Aspen Protected Series - Growth (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2013				Expense Ratios – per the May 1, 2013 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Protected Series - Growth – Institutional Shares	6.64%	10.10%	10.22%	4.52%	1.42%

Janus Aspen Protected Series - Growth – Service Shares	6.57%	9.92%	9.96%	4.77%	1.67%

Russell 1000® Growth Index	11.80%	17.07%	17.46%

Protected Series - Growth Blended Index	6.99%	10.04%	10.32%

S&P 500® Index	13.82%	20.60%	19.26%

Morningstar Quartile – Institutional Shares	–	4th	4th

Morningstar Ranking – Institutional Shares based on total returns for Large Growth Funds	–	1,675/1,764	1,681/1,732

Visit janus.com/variable-insurance to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/variable-insurance.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through May 1, 2014, and include a Capital Protection Fee that can fluctuate between 0.60% and 0.75%.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”) and derivatives. Please see the Portfolio’s prospectuses or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

See important disclosures on the next page.

6 | JUNE 30, 2013

(unaudited)

The Portfolio is not a capital guaranteed or insured portfolio. As with all investments, there are inherent risks when investing in the Portfolio including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk, each as disclosed in the Portfolio’s Prospectuses. The protection feature is subject to various conditions and the financial payment capabilities of BNP Paribas, the Capital Protection Provider, as described in the Notes to Financial Statements.

The Capital Protection Agreement is a financial product that is intended to protect the Portfolio against significant market declines and does not in any way constitute any form of insurance. The Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Portfolio.

Only shareholders who hold their shares on termination date are entitled to receive the Protected NAV from the Portfolio.

The Portfolio’s asset allocation will vary over time depending on market conditions and therefore the Portfolio’s allocation to each investment component could change as frequently as daily resulting in a higher portfolio turnover rate than other mutual funds. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Portfolio’s performance.

Amounts owed by the Capital Protection Provider under the Capital Protection Agreement are owed directly to the Portfolio and not to the Portfolio’s shareholders. As a result, a shareholder’s ability to receive the Protected NAV from the Portfolio is dependent on the Portfolio’s ability to collect any settlement amount due from the Capital Protection Provider, and/or its parent guarantor pursuant to the terms of the Capital Protection Agreement. Portfolio transactions involving a counterparty, such as the Capital Protection Provider and/or its parent guarantor, are subject to the risk that the counterparty will not fulfill its obligation to the Portfolio. Counterparty risk may arise because of the counterparty’s financial condition (i.e. financial difficulties, bankruptcy or insolvency), market activities or developments, or other reasons, whether foreseen or not. As such the Portfolio’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent guarantor’s, financial condition.

Although the risk allocation methodology is designed so that the NAV of any share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Portfolio will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and commence the liquidation process as soon as possible following the event.

It is possible that under the terms of the Capital Protection Agreement, the Portfolio’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in the equity markets. This would reduce the Portfolio’s ability to participate in upward equity market movements and therefore, represents loss of opportunity compared to a portfolio that is fully invested in equities and may cause the Portfolio to underperform its primary benchmark and/or other similarly situated growth funds. As a result, the Portfolio may not achieve its investment objective.

The Portfolio uses short index futures and other types of derivatives in attempt to hedge risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Portfolio Report.”

Effective May 1, 2013, Janus Aspen Protected Series – Growth’s secondary benchmark changed from the S&P 500® Index to the Protected Series – Growth Blended Index.

*	The Portfolio’s inception date – January 3, 2012

Janus Aspen Series | 7

Janus Aspen Protected Series - Growth (unaudited)

Expense Examples
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; the capital protection fee; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13)	(6/30/13)	(1/1/13 - 6/30/13)†	(1/1/13 - 6/30/13)

Institutional Class Shares	$1,000.00	$1,066.40	$7.22	$1,000.00	$1,017.80	$7.05	1.41%

Service Class Shares	$1,000.00	$1,065.70	$8.50	$1,000.00	$1,016.56	$8.30	1.66%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, divided by the number of days in the fiscal year. Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

8 | JUNE 30, 2013

Janus Aspen Protected Series – Growth

Schedule of Investments (unaudited)

As of June 30, 2013

Shares/Principal/Contract Amounts		Value

Common Stock – 96.7%
Agricultural Chemicals – 1.5%
877	Monsanto Co.	$86,648
Apparel Manufacturers – 0.8%
1,083	Burberry Group PLC	22,250
2,700	Prada SpA	24,508
		46,758
Applications Software – 1.9%
1,796	Intuit, Inc.	109,610
Athletic Footwear – 1.9%
1,744	NIKE, Inc. – Class B	111,058
Beverages – Wine and Spirits – 2.6%
1,607	Diageo PLC	45,943
926	Pernod-Ricard S.A.	102,671
		148,614
Brewery – 2.1%
319	Anheuser-Busch InBev N.V. (ADR)	28,793
1,918	SABMiller PLC	91,949
		120,742
Cable/Satellite Television – 1.5%
753	Time Warner Cable, Inc.	84,697
Commercial Services – Finance – 1.5%
150	MasterCard, Inc. – Class A	86,175
Computer Aided Design – 0.9%
680	ANSYS, Inc.*	49,708
Computers – 5.7%
837	Apple, Inc.**	331,519
Computers – Integrated Systems – 0.8%
888	Teradata Corp.*	44,604
Computers – Memory Devices – 0.6%
1,565	EMC Corp.	36,965
Consulting Services – 0.9%
855	Verisk Analytics, Inc. – Class A*	51,043
Containers – Metal and Glass – 1.2%
1,669	Ball Corp.	69,330
Cosmetics and Toiletries – 1.4%
1,429	Colgate-Palmolive Co.**	81,867
Distribution/Wholesale – 1.9%
339	Fastenal Co.	15,543
368	W.W. Grainger, Inc.	92,802
		108,345
Diversified Operations – 1.7%
174	Colfax Corp.*	9,067
1,448	Danaher Corp.	91,659
		100,726
E-Commerce/Products – 1.6%
122	Amazon.com, Inc.*	33,878
1,095	eBay, Inc.*	56,634
		90,512
E-Commerce/Services – 0.6%
40	priceline.com, Inc.*	33,085
Electronic Components – Miscellaneous – 1.6%
2,071	TE Connectivity, Ltd. (U.S. Shares)	94,313
Electronic Components – Semiconductors – 0.7%
5,096	ON Semiconductor Corp.*	41,176
Electronic Connectors – 1.3%
966	Amphenol Corp. – Class A	75,290
Electronic Security Devices – 1.2%
2,082	Tyco International, Ltd. (U.S. Shares)	68,602
Enterprise Software/Services – 1.5%
1,462	Informatica Corp.*	51,141
1,095	Oracle Corp.	33,638
		84,779
Finance – Credit Card – 0.8%
238	Visa, Inc. – Class A	43,495
Food – Confectionary – 0.2%
140	Hershey Co.	12,499
Food – Miscellaneous/Diversified – 1.1%
1,654	Unilever N.V.	65,130
Food – Retail – 1.5%
1,716	Whole Foods Market, Inc.	88,340
Industrial Automation and Robotics – 1.0%
400	FANUC Corp.	58,007
Instruments – Controls – 1.4%
2,323	Sensata Technologies Holding N.V.*	81,073
Investment Management and Advisory Services – 0.8%
619	T. Rowe Price Group, Inc.	45,280
Life and Health Insurance – 0.5%
6,400	AIA Group, Ltd.	27,107
Medical – Biomedical and Genetic – 5.2%
425	Alexion Pharmaceuticals, Inc.*	39,202
845	Celgene Corp.*	98,789
2,590	Gilead Sciences, Inc.*	132,634
357	Vertex Pharmaceuticals, Inc.*	28,513
		299,138
Medical – Drugs – 4.9%
2,672	AbbVie, Inc.	110,460
975	Medivation, Inc.*	47,970
717	Shire PLC	22,734
562	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	48,377
1,759	Zoetis, Inc.	54,336
		283,877
Medical – Generic Drugs – 1.2%
590	Perrigo Co.	71,390
Medical – HMO – 0.9%
807	Aetna, Inc.	51,277
Medical Information Systems – 0.2%
105	athenahealth, Inc.*	8,896
Metal Processors and Fabricators – 2.7%
691	Precision Castparts Corp.	156,173
Multimedia – 1.7%
1,584	News Corp. – Class A	51,638
738	Walt Disney Co.	46,605
		98,243
Networking Products – 0.4%
1,019	Cisco Systems, Inc.	24,772

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 9

Janus Aspen Protected Series – Growth

Schedule of Investments (unaudited)

As of June 30, 2013

Shares/Principal/Contract Amounts		Value

Oil and Gas Drilling – 0.7%
625	Helmerich & Payne, Inc.	$39,031
Oil Companies – Exploration and Production – 1.8%
319	EOG Resources, Inc.	42,006
1,005	Noble Energy, Inc.	60,340
		102,346
Oil Field Machinery and Equipment – 1.3%
620	Dresser-Rand Group, Inc.*	37,187
511	National Oilwell Varco, Inc.	35,208
		72,395
Pharmacy Services – 1.9%
1,788	Express Scripts Holding Co.*	110,302
Pipelines – 1.7%
2,512	Kinder Morgan, Inc.	95,833
Recreational Vehicles – 0.6%
392	Polaris Industries, Inc.	37,240
REIT – Health Care – 0.5%
445	Ventas, Inc.	30,910
REIT – Regional Malls – 0.6%
214	Simon Property Group, Inc.	33,795
Retail – Apparel and Shoe – 2.7%
3,106	Limited Brands, Inc.	152,970
Retail – Auto Parts – 1.9%
256	AutoZone, Inc.*	108,465
Retail – Discount – 1.4%
707	Costco Wholesale Corp.	78,173
Retail – Major Department Stores – 1.8%
525	Nordstrom, Inc.	31,468
1,428	TJX Cos., Inc.	71,486
		102,954
Retail – Miscellaneous/Diversified – 0.3%
622	Sally Beauty Holdings, Inc.*	19,344
Retail – Perfume and Cosmetics – 0.7%
424	Ulta Salon, Cosmetics & Fragrance, Inc.	42,468
Retail – Restaurants – 1.3%
286	Dunkin’ Brands Group, Inc.	12,246
985	Starbucks Corp.	64,508
		76,754
Semiconductor Components/Integrated Circuits – 1.3%
4,036	Atmel Corp.*	29,665
2,517	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	46,111
		75,776
Software Tools – 0.9%
807	VMware, Inc. – Class A*	54,061
Telecommunication Services – 0.9%
1,450	Amdocs, Ltd. (U.S. Shares)	53,780
Television – 1.4%
1,649	CBS Corp. – Class B	80,587
Tobacco – 0.9%
576	Philip Morris International, Inc.	49,893
Toys – 0.9%
1,196	Mattel, Inc.	54,191
Transportation – Railroad – 2.5%
853	Canadian Pacific Railway, Ltd.	103,465
276	Union Pacific Corp.	42,581
		146,046
Web Portals/Internet Service Providers – 4.4%
288	Google, Inc. – Class A*,**	253,547
Wireless Equipment – 2.4%
663	Crown Castle International Corp.*	47,995
1,385	Motorola Solutions, Inc.	79,956
1,137	Telefonaktiebolaget L.M. Ericsson – Class B	12,886
		140,837

Total Common Stock (cost $4,831,543)		5,582,561

U.S. Treasury Notes/Bonds – 0.5%
	U.S. Treasury Notes/Bonds:
$15,000	0.8750%, 11/30/16	15,009
15,000	1.3750%, 12/31/18	14,876

Total U.S. Treasury Notes/Bonds (cost $30,008)		29,885

Money Market – 2.6%
147,485	Janus Cash Liquidity Fund LLC, 0%£ (cost $147,485)	147,485

Capital Protection Agreement – 0%
1	Janus Aspen Protected Series - Growth with BNP Paribas Prime Brokerage, Inc.§ exercise price at 6/30/13 $9.67 (cost $0)	0

Total Investments (total cost $5,009,036) – 99.8%		5,759,931

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		9,969

Net Assets – 100%		$5,769,900

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$28,793	0.5%
Canada	151,842	2.6%
France	102,671	1.8%
Hong Kong	27,107	0.5%
Italy	24,508	0.4%
Japan	58,007	1.0%
Netherlands	65,130	1.1%
Sweden	12,886	0.2%
Taiwan	46,111	0.8%
United Kingdom	182,876	3.2%
United States††	5,060,000	87.9%

Total	$5,759,931	100.0%

††	Includes Cash Equivalents of 2.6%.

Financial Future – Short
3 Contracts	S&P 500® E-mini expires September 2013, principal amount $236,805, value $239,895, cumulative depreciation	$(3,090)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | JUNE 30, 2013

Schedule of Investments (unaudited)

As of June 30, 2013

	Premium to		Unrealized
Schedule of Purchased Option – Zero Strike Call	be Paid	Value	Appreciation

BNP IVIX Index expires September 2013 19,215 contracts exercise price $0.00	$(69,382)	$74,550	$5,168

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series | 11

Notes to Schedule of Investments and Other Information (unaudited)

Protected Series – Growth Blended Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (60%) and the Citigroup 3-Month U.S. Treasury Bill Index (40%).

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

N.V.	Naamloze Vennootschap: Dutch term for Public Limited Liability Company.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

S.A.	Sociedad Anonima: Spanish term for publicly-traded company.

SpA	Societa per Azioni: Italian term for Public Limited Company.

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.

**	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of June 30, 2013, is noted below.

Portfolio	Aggregate Value

Janus Aspen Protected Series - Growth	$219,875

§	Schedule of Restricted and Illiquid Securities (as of June 30, 2013)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Protected Series - Growth
Capital Protection Agreement	1/3/12	$0	$0	0.0%

£	The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Portfolio’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended June 30, 2013. Except for the value at period end, all other information in the table is for the period ended June 30, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/13

Janus Aspen Protected Series – Growth
Janus Cash Liquidity Fund LLC	672,238	$672,238	(1,283,000)	$(1,283,000)	$–	$99	$147,485

12 | JUNE 30, 2013

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Protected Series – Growth
Common Stock
Brewery	$91,949	$28,793	$–
All Other	5,461,819	–	–

U.S. Treasury Notes/Bonds	–	29,885	–

Money Market	–	147,485	–

Total Investments in Securities	$5,553,768	$206,163	$–

Investment in Purchased Option – Zero Strike Call	$–	$5,168	$–

Other Financial Instruments(a)	$(3,090)	$–	$0

(a)	Other financial instruments include the capital protection agreement, futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date. The capital protection agreement is reported at its market value at measurement date.

Janus Aspen Series | 13

Statement of Assets and Liabilities

As of June 30, 2013 (unaudited)
(all numbers in thousands except net asset value per share)	Janus Aspen Protected Series -Growth

Assets:
Investments at cost	$5,009
Unaffiliated investments at value	$5,612
Affiliated investments at value	147
Cash denominated in foreign currency(1)	–
Receivables:
Investments sold	292
Dividends	3
Foreign dividend tax reclaim	1
Due from adviser	10
Interest	–
Purchased option - zero strike call at value	5
Non-interested Trustees’ deferred compensation	–
Variation margin	1
Other assets	–
Total Assets	6,071
Liabilities:
Payables:
Due to custodian	2
Investments purchased	256
Advisory fees	3
Capital protection fee	3
Fund administration fees	–
Internal servicing cost	–
Distribution fees and shareholder servicing fees	1
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	36
Total Liabilities	301
Net Assets	$5,770
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$4,992
Undistributed net investment loss*	(11)
Undistributed net realized gain from investment and foreign currency transactions*	36
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	753
Total Net Assets	$5,770
Net Assets - Institutional Shares	$2,890
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	250
Net Asset Value Per Share	$11.56
Protected Net Asset Value Per Share(2)	$9.69
Net Assets - Service Shares	$2,880
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	250
Net Asset Value Per Share	$11.52
Protected Net Asset Value Per Share(2)	$9.65

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $307.
(2)	The Protected NAV is the protection feature of the Portfolio and is calculated at 80% of the highest previously achieved NAV, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items. Shareholders cannot transact purchases or redemptions at the Protected NAV.

See Notes to Financial Statements.

14 | JUNE 30, 2013

Statement of Operations

For the period ended June 30, 2013 (unaudited)
(all numbers in thousands)	Janus Aspen Protected Series - Growth

Investment Income:
Interest	$1
Dividends	33
Dividends from affiliates	–
Foreign tax withheld	(1)
Total Investment Income	33
Expenses:
Advisory fees	18
Capital protection fee	17
Internal servicing expense - Institutional Shares	–
Internal servicing expense - Service Shares	–
Shareholder reports expense	17
Transfer agent fees and expenses	–
Registration fees	17
Custodian fees	9
Professional fees	12
Non-interested Trustees’ fees and expenses	–
Fund administration fees	–
Distribution fees and shareholder servicing fees - Service Shares	3
Other expenses	9
Total Expenses	102
Less: Excess Expense Reimbursement	(59)
Net Expenses after Waivers and Expense Offsets	43
Net Investment Loss	(10)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	187
Net realized loss from futures contracts	(36)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	218
Change in unrealized net appreciation/(depreciation) of futures contracts	(1)
Net Gain on Investments	368
Net Increase in Net Assets Resulting from Operations	$358

See Notes to Financial Statements.

Janus Aspen Series | 15

Statements of Changes in Net Assets

	Janus Aspen
For the period ended June 30 (unaudited) and the period ended December 31	Protected Series - Growth
(all numbers in thousands)	2013	2012(1)

Operations:
Net investment loss	$(10)	$(8)
Net realized gain/(loss) from investment and foreign currency transactions	151	(116)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	217	536
Net Increase in Net Assets Resulting from Operations	358	412
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	–	–
Service Shares	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares Sold
Institutional Shares	–	2,500
Service Shares	–	2,500
Shares Repurchased
Institutional Shares	–	–
Service Shares	–	–
Net Increase from Capital Share Transactions	–	5,000
Net Increase in Net Assets	358	5,412
Net Assets:
Beginning of period	5,412	–
End of period	$5,770	$5,412

Undistributed Net Investment Income/(Loss)*	$(11)	$–

*	See Note 5 in Notes to Financial Statements.
(1)	Period from January 3, 2012 (inception date) through December 31, 2012.

See Notes to Financial Statements.

16 | JUNE 30, 2013

Financial Highlights

Institutional Shares

For a share outstanding during the period ended June 30, 2013 (unaudited) and the period ended	Janus Aspen Protected Series – Growth
December 31	2013	2012(1)

Net Asset Value, Beginning of Period	$10.84	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.01)	0.01
Net gain on investments (both realized and unrealized)	0.73	0.83
Total from Investment Operations	0.72	0.84
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$11.56	$10.84
Total Return**	6.64%	8.40%
Net Assets, End of Period (in thousands)	$2,890	$2,709
Average Net Assets for the Period (in thousands)	$2,846	$2,689
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.51%	4.52%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.41%	1.42%
Ratio of Net Investment Loss to Average Net Assets***	(0.25)%	(0.02)%
Portfolio Turnover Rate	39%	107%

Service Shares

For a share outstanding during the period ended June 30, 2013 (unaudited) and the period ended	Janus Aspen Protected Series – Growth
December 31	2013	2012(1)

Net Asset Value, Beginning of Period	$10.81	$10.00
Income from Investment Operations:
Net investment loss	(0.03)	(0.01)
Net gain on investments (both realized and unrealized)	0.74	0.82
Total from Investment Operations	0.71	0.81
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$11.52	$10.81
Total Return**	6.57%	8.10%
Net Assets, End of Period (in thousands)	$2,880	$2,703
Average Net Assets for the Period (in thousands)	$2,837	$2,686
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.76%	4.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.66%	1.67%
Ratio of Net Investment Loss to Average Net Assets***	(0.50)%	(0.27)%
Portfolio Turnover Rate	39%	107%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from January 3, 2012 (inception date) through December 31, 2012.

See Notes to Financial Statements.

Janus Aspen Series | 17

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Protected Series – Growth (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers twelve Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Capital Protection Agreement
The Portfolio has entered into a Capital Protection Agreement with BNP Paribas Prime Brokerage, Inc., a U.S. registered broker-dealer (the “Capital Protection Provider”), pursuant to which, under certain conditions, the Capital Protection Provider will provide capital protection (the “Protection”), initially up to $500 million, to protect against a decrease in the “Protected NAV” (or 80% of the highest net asset value (“NAV”) attained separately by each share class, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items) of each share class so long as the terms and conditions of the Capital Protection Agreement are satisfied. Shareholders cannot transact purchases or redemptions at the Protected NAV. In order to comply with the terms of the Capital Protection Agreement, the Portfolio must provide certain information to the Capital Protection Provider and the portfolio manager is required to manage the Portfolio within certain risk parameters on a daily basis as identified by the Capital Protection Provider based on a risk allocation methodology. Pursuant to which, the portfolio manager allocates its portfolio assets between and within two investment components: (1) the “Equity Component,” through which the Portfolio seeks to achieve growth of capital by investing primarily in common stocks selected for their growth potential, and (2) the “Protection Component,” through which the Portfolio seeks to limit downside risk by investing in cash and other investments including, but not limited to, money market instruments, U.S. Treasuries, and other equity market risk reducing instruments, such as short index futures. This risk allocation methodology factors in, among other things, market volatility, the Portfolio’s exposure to industries, sectors, or countries, and liquidity of the Portfolio’s holdings. The Portfolio’s asset allocation will vary over time depending on equity market conditions and the portfolio composition. As a result, the Portfolio’s allocation to each investment component could change as frequently as daily, resulting in a higher portfolio turnover rate than other mutual funds. The Capital Protection Agreement also imposes very specific reporting and monitoring obligations on the Portfolio, on Janus Capital, and indirectly on the Portfolio’s custodian. While in some instances the parties will be afforded some opportunity to remedy certain breaches, failure to do so within specified cure periods could result in the termination of the Capital Protection Agreement at the option of the Capital Protection Provider.

The Capital Protection Agreement has an initial term of 10 years and may be extended for additional 10-year terms by mutual agreement of the Portfolio and the Capital Protection Provider. There are numerous events that can cause the Capital Protection Agreement to terminate prior to the expiration of any effective term, including the NAV of either share class falling below its respecting corresponding Protected NAV. In the event of termination of the Capital Protection Agreement, the Capital Protection Provider is obligated to pay any settlement amount due to the Portfolio pursuant to the agreement. However, the Protection will terminate without any obligation by the Capital Protection Provider to make any payment to the Portfolio if the termination of the Capital Protection Agreement results from acts or omissions of the Portfolio, Janus Capital or certain key employees of Janus Capital, or the Portfolio’s custodian that constitute gross negligence, fraud, bad faith, willful misconduct, or a criminal act which causes a decrease of 1% or more in the NAV per share of any class of shares of the Portfolio. In addition, the Capital Protection Provider has the right to terminate the Capital Protection Agreement should the aggregate protected amount exceed the maximum settlement amount. In the event of any termination of the Capital Protection Agreement, the Portfolio will be converted to cash and cash equivalents, the Capital Protection Provider will pay the Portfolio any amounts due related to the Protection, and the Portfolio is expected to be liquidated. Only shareholders who hold

18 | JUNE 30, 2013

their shares and sell those shares on the date that the Capital Protection Agreement terminates are entitled to receive the Protected NAV from the Portfolio. The Capital Protection Provider’s obligations to the Portfolio are subject to all of the terms, conditions, and limitations of the Capital Protection Agreement and terminate upon the triggering of the capital protection. None of the Portfolio, Janus Capital, any affiliate thereof, or any insurance company or other financial intermediary offering the shares will cover any shortfall, therefore a shareholder could lose money including amounts that would have otherwise been protected.

Pursuant to the Capital Protection Agreement, the Capital Protection Provider has agreed to provide capital protection to protect the Portfolio against a decrease in the NAV per share for each share class of the Portfolio below 80% of the highest NAV per share for the share class attained since the inception of the share class, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items, provided the terms and conditions of the Capital Protection Agreement are satisfied and the agreement is not otherwise void. For this capital protection, the Portfolio pays the Capital Protection Provider, under the Capital Protection Agreement, a fee equal to 0.75% of the aggregate protected amount, which is calculated daily and paid monthly. Because the Capital Protection Fee is based on the aggregate protected assets of the Portfolio rather than on the Portfolio’s total net assets, it can fluctuate between 0.60% and 0.75% of the total net assets.

The Protected NAV for each share class as well as the percentages of Portfolio assets that are allocated between the Equity Component and the Protection Component will be posted on the Janus website at janus.com/variable-insurance. Should a termination or liquidation event occur, shareholders who own shares of any share class on the termination date would be entitled to receive, from the Portfolio within the time frame allowed under the Capital Protection Agreement, either the Protected NAV or the then-current NAV for their share class, whichever is higher, which, in addition, will include any protection amount. Please refer to the Prospectus for information regarding how the Protection works in the event it is triggered and the Portfolio proceeds to liquidation, as well as how the Protection is calculated to help you understand the 80% protection of the NAV per share.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is

Janus Aspen Series | 19

Notes to Financial Statements (unaudited) (continued)

informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Expenses include the fee paid to the Capital Protection Provider. Because the fee is based on the aggregate protected assets of the Portfolio, it can fluctuate between 0.60% and 0.75% of the Portfolio’s net assets.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

Because the payment of dividends and distributions could have the effect of reducing the Portfolio’s NAV as a result of the reduction in the aggregate value of the Portfolio’s assets, any such distribution made during the term of the Capital Protection Agreement, including distributions made before the investment by the shareholder, will reduce the Protected NAV of each share class and therefore the amount of protection afforded to the Portfolio by the Capital Protection Provider. This means that the Protected NAV could be less than 80% of the highest previously attained NAV. Janus Capital intends to estimate dividends payable prior to any distribution date in an effort to minimize the impact of such distributions to the Protected NAV. There is no guarantee that Janus Capital will be successful in doing so. Incorrect estimates could impact the dividend calculation methodology and affect the Protected NAV per share. Please refer to the Portfolio’s Prospectuses for additional examples of how distributions will affect the Protected NAV.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

20 | JUNE 30, 2013

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2013 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Portfolio shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Portfolio may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Portfolio is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Portfolio when measuring fair value (for example, when a Portfolio uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Portfolio cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Portfolio.

Janus Aspen Series | 21

Notes to Financial Statements (unaudited) (continued)

In addition, the Accounting Standards Update requires the Portfolio to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the period ended June 30, 2013.

Transfers Out of
Level 2
Portfolio	to Level 1

Janus Aspen Protected Series - Growth	$320,965

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the period.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2013 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the

22 | JUNE 30, 2013

value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations, equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments. Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

The Portfolio may also utilize swaps, options, exchange-traded funds, exchange-traded notes, or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index. Such investments would be used in accordance with the risk methodology under the Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. There are costs associated with entering into such investments, which can impact returns. The Capital Protection Provider may be the entity used to enter into a transaction related to the VIX and, if so, would receive compensation.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the

Janus Aspen Series | 23

Notes to Financial Statements (unaudited) (continued)

underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2013.

Fair Value of Derivative Instruments as of June 30, 2013

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Capital Protection Agreement	Unaffiliated investments at value	$0		$–
Equity Contracts	Variation Margin	1,095		–
Equity Contracts	Purchased option, zero strike call at value	5,168		–

Total		$6,263		$–

24 | JUNE 30, 2013

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2013.

The effect of Derivative Instruments on the Statement of Operations for the period ended June 30, 2013

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Capital Protection	Total

Equity Contracts	$(35,682)	$–	$(57,639)	$–	$–	$(93,321)

Capital Protection Agreement	–	–	–	–	0	0

Total	$(35,682)	$–	$(57,639)	$–	$0	$(93,321)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Capital Protection	Total

Equity Contracts	$(1,125)	$–	$42,856	$–	$–	$41,731

Capital Protection Agreement	–	–	–	–	0	0

Total	$(1,125)	$–	$42,856	$–	$0	$41,731

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
As with all investments, there are inherent risks when investing in the Portfolio. The Portfolio’s participation in the Capital Protection Agreement also subjects the Portfolio to certain risks not generally associated with equity funds, including but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk, and counterparty risk. For information relating to these and other risks of investing in the Portfolio as well as other general information about the Portfolio, please refer to the Portfolio’s Prospectuses and statements of additional information.

The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. Redemptions, particularly a large redemption, may impact the allocation process, and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Portfolio will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and will proceed with the liquidation process as soon as possible following the event. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the

Janus Aspen Series | 25

Notes to Financial Statements (unaudited) (continued)

Dodd-Frank Act, on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Portfolio transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.

A shareholder’s ability to receive the Protected NAV from the Portfolio is dependent on the Portfolio’s ability to collect any settlement from the Capital Protection Provider pursuant to the terms of the Capital Protection Agreement or from BNP Paribas, the parent company of the Capital Protection Provider (the “Parent Guarantor”), under a separate parent guaranty. As such, the Portfolio’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent company’s, financial condition. As an added measure of protection, the Parent Guarantor has issued an absolute, irrevocable and continuing guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider under the Capital Protection Agreement. There is, however, a risk that the Capital Protection Provider’s parent company may not fulfill its obligations under the guaranty it has issued. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may also be exposed to counterparty risk through participation in various programs including, but not limited to, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties. Under the terms of the Capital Protection Agreement, the Protected NAV of each share class will be reduced by any reductions in the NAV per share resulting from such events as, but not limited to, (i) the bankruptcy, insolvency, reorganization or default of a contractual counterparty of the Portfolio, including counterparties to derivatives transactions, and entities that hold cash or other assets of the Portfolio; (ii) any trade or pricing error of the Portfolio; and (iii) any realized or unrealized losses on any investment of the Portfolio in money market funds.

Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt
The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may

26 | JUNE 30, 2013

not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

Offsetting Assets and Liabilities
The Portfolio has recently adopted guidance requiring entities to present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Portfolio does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been received by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets

Net Amounts of
Assets
		Gross Amounts	Presented
		Offset in the	in the
		Statement of	Statement
	Gross Amounts of	Assets and	of Assets and
Description	Recognized Assets	Liabilities	Liabilities

Purchased Option - Zero Strike Call	$5,168	$–	$5,168

Total	$5,168	$–	$5,168

	Net Amounts of
	Assets
	Presented
	in the
	Statement
	of Assets and
Counterparty	Liabilities	Collateral Pledged	Net Amount

BNP Paribas	$5,168	$–	$5,168

Total	$5,168	$–	$5,168

The Portfolio does not require the counterparty to post collateral for forward currency contracts; however, the Portfolio will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Portfolio’s corresponding forward currency contracts. The Portfolio may require the

Janus Aspen Series | 27

Notes to Financial Statements (unaudited) (continued)

counterparty to pledge collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit collateral with the custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average	Investment
	Daily	Advisory
	Net Assets	Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Protected Series - Growth	All Asset Levels	0.64

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio in an amount equal to the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee and the capital protection fee, but excluding the distribution and shareholder servicing fees (applicable to Service Shares), administrative service fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least May 1, 2014. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Expense
Portfolio	Limit (%)

Janus Aspen Protected Series - Growth	1.38 - 1.53*

*	Varies based on the amount of the Capital Protection Fee.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative, recordkeeping, and other shareholder relation services for the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan may pay Janus Distributors a fee in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of the Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2013 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of

28 | JUNE 30, 2013

$147,212 were paid by the Trust to a Trustee under the Deferred Plan during the period ended June 30, 2013.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. The Portfolio pays for the salaries, fees, and expenses of certain Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Portfolio. Some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and compliance staff are shared with the Portfolio. Total compensation of $16,862 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2013. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Portfolio could have employed the assets used by the transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended June 30, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

The seed capital contribution by Janus Capital or an affiliate as of June 30, 2013 is indicated in the following table.

Seed
Capital at
Portfolio	6/30/13

Janus Aspen Protected Series - Growth - Institutional Shares	$2,500,000
Janus Aspen Protected Series - Growth - Service Shares	2,500,000

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Protected Series - Growth	$5,048,219	$809,572	$(97,860)	$711,712

Janus Aspen Series | 29

Notes to Financial Statements (unaudited) (continued)

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the period ended December 31, 2012

			Accumulated
	No Expiration		Capital
Portfolio	Short-Term	Long-Term	Losses

Janus Aspen Protected Series - Growth(1)	$(9,704)	$(97,762)	$(107,466)

(1)	Period from January 3, 2012 (inception date) through December 31, 2012.

6.	Capital Share Transactions

For the period ended June 30 (unaudited) and the period ended December 31	Janus Aspen Protected Series - Growth
(all numbers in thousands)	2013	2012(1)

Transactions in Portfolio Shares – Institutional Shares:
Shares sold	–	250
Reinvested dividends and distributions	–	–
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	–	250
Shares Outstanding, Beginning of Period	250	–
Shares Outstanding, End of Period	250	250
Transactions in Portfolio Shares – Service Shares:
Shares sold	–	250
Reinvested dividends and distributions	–	–
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	–	250
Shares Outstanding, Beginning of Period	250	–
Shares Outstanding, End of Period	250	250
(1) Period from January 3, 2012 (inception date) through December 31, 2012.

7.	Purchases and Sales of Investment Securities

For the period ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Protected Series - Growth	$2,664,501	$2,111,508	$–	$–

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8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2013 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 31

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment and risk management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Portfolios, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Portfolios’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

32 | JUNE 30, 2013

including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Portfolios of Janus Aspen Series and the Funds of Janus Investment Fund (such Portfolios and Funds, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. The Trustees also noted that each of the Portfolios purses an investment strategy that is substantially similar to a corresponding Fund of Janus Investment Fund. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Portfolio’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Portfolios was good under current market conditions. Although the performance of other Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Portfolios the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Portfolio. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Portfolios and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Portfolios.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital and the subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by the subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administration services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadviser charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Portfolios. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Portfolios, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by independent data providers; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, certain Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio

34 | JUNE 30, 2013

to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and the Portfolio that has a fee schedule with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Funds investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 35

Useful Information About Your Portfolio Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P. and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Portfolio’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares

36 | JUNE 30, 2013

redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t

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Useful Information About Your Portfolio Report (unaudited) (continued)

confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

38 | JUNE 30, 2013

Notes

Janus Aspen Series | 39

Notes

40 | JUNE 30, 2013

Notes

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (08/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0813-42884	109-24-81126 08-13

Item 2 –	Code of Ethics Not applicable to semiannual reports.

Item 3 –	Audit Committee Financial Expert Not applicable to semiannual reports.

Item 4 –	Principal Accountant Fees and Services Not applicable to semiannual reports.

Item 5 –	Audit Committee of Listed Registrants Not applicable.

Item 6 –	Investments
(a)	Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies Not applicable to this Registrant.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies Not applicable to this Registrant.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable to this Registrant.

Item 10 –	Submission of Matters to a Vote of Security Holders There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11 –	Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 –	Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.
(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.
(a)(3)	Not applicable to this Registrant.
(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series
By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Aspen Series (Principal Executive Officer)
Date: August 29, 2013
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Aspen Series (Principal Executive Officer)
Date: August 29, 2013

By:	/s/ Jesper Nergaard Jesper Nergaard,
Vice President, Chief Financial Officer,
Treasurer and Principal Accounting
Officer of Janus Aspen Series (Principal Accounting Officer and Principal Financial Officer)
Date: August 29, 2013